                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-02753

                                    SBL FUND
               (Exact name of registrant as specified in charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
               (Address of principal executive offices) (Zip code)

                           MICHAEL G. ODLUM, PRESIDENT
                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (785) 438-3000

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.       REPORTS TO STOCKHOLDERS.

SBL FUND

ANNUAL REPORT

DECEMBER 31, 2005

-    SERIES A (EQUITY SERIES)

-    SERIES B (LARGE CAP VALUE SERIES)

-    SERIES C (MONEY MARKET SERIES)

-    SERIES D (GLOBAL SERIES)

-    SERIES E (DIVERSIFIED INCOME SERIES)

-    SERIES G (LARGE CAP GROWTH SERIES)

-    SERIES H (ENHANCED INDEX SERIES)

-    SERIES J (MID CAP GROWTH SERIES)

-    SERIES N (MANAGED ASSET ALLOCATION SERIES)

-    SERIES O (EQUITY INCOME SERIES)

-    SERIES P (HIGH YIELD SERIES)

-    SERIES Q (SMALL CAP VALUE SERIES)

-    SERIES S (SOCIAL AWARENESS SERIES)

-    SERIES V (MID CAP VALUE SERIES)

-    SERIES W (MAIN STREET GROWTH AND INCOME(R) SERIES)

-    SERIES X (SMALL CAP GROWTH SERIES)

-    SERIES Y (SELECT 25 SERIES)

-    SERIES Z (ALPHA OPPORTUNITY SERIES)

(SECURITY BENEFIT (SM) LOGO)
Security Distributors, Inc.

                                    SBL FUND
                                DECEMBER 31, 2005
                                 ANNUAL REPORT

                                TABLE OF CONTENTS

Series A (Equity Series) .................................................     3
Series B (Large Cap Value Series) ........................................    11
Series C (Money Market Series) ...........................................    19
Series D (Global Series) .................................................    27
Series E (Diversified Income Series) .....................................    37
Series G (Large Cap Growth Series) .......................................    47
Series H (Enhanced Index Series) .........................................    55
Series J (Mid Cap Growth Series) .........................................    67
Series N (Managed Asset Allocation Series) ...............................    77
Series O (Equity Income Series) ..........................................   101
Series P (High Yield Series) .............................................   111
Series Q (Small Cap Value Series) ........................................   123
Series S (Social Awareness Series) .......................................   133
Series V (Mid Cap Value Series) ..........................................   141
Series W (Main Street Growth & Income(R) Series) .........................   151
Series X (Small Cap Growth Series) .......................................   165
Series Y (Select 25 Series) ..............................................   173
Series Z (Alpha Opportunity Series) ......................................   181
Notes to Financial Statements ............................................   190
Report of Independent Registered Public Accounting Firm ..................   202
Directors' Disclosure ....................................................   204
Directors and Officers ...................................................   206

                      This page left blank intentionally.

                                                                        SERIES A
Manager's Commentary                                             (EQUITY SERIES)
February 15, 2006                                                    (unaudited)

                                                    (SECURITY BENEFIT (SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

                          (PHOTO OF MARK A. MITCHELL)
                                Mark A. Mitchell
                               Portfolio Manager

TO OUR SHAREHOLDERS:

Series A of the SBL Fund - Equity Series returned 4.33% in the 12-month period ending December 31, 2005, lagging the benchmark S&P 500 Index's return of 4.91% and the Series' peer group median return of 5.42%. Like 2004, the markets favored lower quality, higher beta, and smaller market cap companies. In such environments, we tend to under perform. While disappointing, we believe that our approach delivers performance over the long-term.

Our approach to managing the Series is based on our investment philosophy described below.

We understand a company's growth potential over the long-term based on our bottom up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long-term, and we take advantage of investor uncertainty and short-term thinking.

For this Series, we apply this philosophy to a broad range of both growth and value names.

FINANCIAL STOCKS TOP PERFORMERS

The Series' financial sector holdings were up 10% compared to 6% for the Index. Positions in First Marblehead Corporation, American International Group (AIG), and American Express Company contributed positively to the Series. Both First Marblehead Corporation and AIG had short-term issues surrounding business practices and subsequent management changes. Our view was that these were temporary issues that did not significantly diminish each company's competitive position or growth prospects. These are good examples of our ability to capitalize on market overreactions by allowing us to invest in what we believe are superior businesses at very reasonable prices. American Express Company benefited from the spin-off of its investment advisory business and solid execution within its core charge and credit card operations.

TECHNOLOGY AND UTILITIES DISAPPOINTING

Technology stocks continued to be volatile with 2005 being a recovery year following a poor 2004. Positive results from ADC Telecommunications, Inc. (ADC), up 19%, were not able to offset not owning Apple Computer or Hewlett Packard. ADC benefited from the broadband build out, while Apple had tremendous success with new product launches. Hewlett Packard benefited from a new management team and a strategy change that allows it to compete more effectively.

The utilities sector was up 17% in 2005 following strong performance in the prior two years as well. Utilities continued to perform due to their attractive dividend yields, reductions made in their operating risk profiles, de-leveraging their balance sheets, and the anticipation of an improving regulatory environment. For some time, we have felt that all of these catalysts have already been priced into the sector; therefore we had no exposure. We feel comfortable with our under weight position due to a belief that some of these variables will reverse themselves in the future.

2006 MARKET OUTLOOK

Though we are positive on the equity market for 2006, we do have several near-term concerns. The most significant, in our opinion, is the spending capacity of the U.S. consumer. Above average consumer spending trends have persisted as a result of favorable monetary and fiscal policies. These favorable policy trends are now being reversed. Additionally, higher energy prices will continue to weigh heavily on the consumer as we move through the winter heating season.

We continue to look for opportunities that are long-term in nature and benefit from both an attractive valuation and the ability to improve their fundamental competitive position.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value(1). We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


Mark A. Mitchell
Portfolio Manager

(1) Dollar cost averaging does not assure profits or protect against loss in a declining market.

                                                                        SERIES A
Manager's Commentary                                             (EQUITY SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES A VS. S&P 500 INDEX

                               (PERFORMANCE GRAPH)

             SERIES A                                      S&P 500 INDEX
------------------------------------                  ---------------------
   DATE                VALUE                             DATE       VALUE
----------           ---------                        --------    ---------
  12/31/1995         10,000.00    INCEPTION 12/31/95              10,000.00
   3/31/1996         10,732.29                         3/31/96    10,536.35
   6/30/1996         11,198.29                         6/30/96    11,008.74
   9/30/1996         11,637.66                         9/30/96    11,349.07
  12/31/1996         12,268.50                        12/31/96    12,295.60
   3/31/1997         12,278.59                         3/31/97    12,624.86
   6/30/1997         14,327.55                         6/30/97    14,829.18
   9/30/1997         15,523.09                         9/30/97    15,941.24
  12/31/1997         15,791.74                        12/31/97    16,399.53
   3/31/1998         18,065.21                         3/31/98    18,687.28
   6/30/1998         18,643.11                         6/30/98    19,304.54
   9/30/1998         16,452.87                         9/30/98    17,383.58
  12/31/1998         19,804.70                        12/31/98    21,084.26
   3/31/1999         20,147.96                         3/31/99    22,137.84
   6/30/1999         21,182.42                         6/30/99    23,697.99
   9/30/1999         19,336.03                         9/30/99    22,217.90
  12/31/1999         21,416.03                        12/31/99    25,523.58
     3/31/00         21,663.30                         3/31/00    26,110.20
     6/30/00         21,060.20                        06/30/00    25,417.83
     9/30/00         20,544.17                        09/30/00    25,171.96
    12/31/00         18,682.48                        12/31/00    23,204.17
   3/31/2001         16,358.65                       3/31/2001    20,454.31
   6/30/2001         17,476.36                       6/30/2001    21,652.06
   9/30/2001         14,833.81                       9/30/2001    18,475.85
  12/31/2001         16,551.10                      12/31/2001    20,451.30
   3/31/2002         16,459.22                       3/31/2002    20,506.88
   6/30/2002         13,972.15                       6/30/2002    17,760.15
   9/30/2002         11,782.04                       9/30/2002    14,692.83
  12/31/2002         12,562.35                      12/31/2002    15,933.73
   3/31/2003         12,211.53                       3/31/2003    15,431.91
   6/30/2003         13,756.63                       6/30/2003    17,807.35
   9/30/2003         13,972.20                       9/30/2003    18,278.64
  12/30/2003         15,285.01                      12/31/2003    20,504.32
   3/31/2004         15,472.69                       3/31/2004    20,852.16
   6/30/2004         15,697.91                       6/30/2004    21,209.61
   9/30/2004         15,316.42                       9/30/2004    20,811.97
  12/31/2004         16,481.31                      12/31/2004    22,733.70
   3/31/2005         15,962.75                       3/31/2005    22,243.95
   6/30/2005         16,120.57                       6/30/2005    22,546.75
   9/30/2005         16,646.65                       9/30/2005    23,360.38
  12/31/2005         17,195.27                      12/31/2005    23,845.69


                              $10,000 OVER 10 YEARS

The chart above assumes a hypothetical $10,000 investment in Series A (Equity Series) on December 31, 1995 and reflects the fees and expenses of Series A. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   10.73%
Consumer Staples                         11.02
Energy                                    7.74
Financials                               16.64
Health Care                              11.98
Industrials                              17.53
Information Technology                   12.52
Materials                                 3.63
Telecommunication Services                1.97
Utilities                                  .40
Exchange Traded Funds                     4.51
Commercial Paper                          1.08
Repurchase Agreement                      0.10
Cash & other assets, less liabilities     0.15
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS   10 YEARS
-------------------------   ------   -------   --------
Series A                     4.33%   (1.64%)     5.57%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                        4                See accompanying notes.

                                                                        SERIES A
Manager's Commentary                                             (EQUITY SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                             BEGINNING         ENDING      EXPENSES PAID
                           ACCOUNT VALUE   ACCOUNT VALUE       DURING
                              07-01-05      12-31-05(1)      PERIOD(2)
                           -------------   -------------   -------------
Series A (Equity Series)
   Actual                    $1,000.00       $1,060.70         $4.62
   Hypothetical               1,000.00        1,020.72          4.53

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 6.07%.

(2) Expenses are equal to the Series annualized expense ratio 0.89% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES A
December 31, 2005                                                (EQUITY SERIES)

                                                          NUMBER
                                                        OF SHARES   MARKET VALUE
                                                        ---------   ------------
COMMON STOCKS - 98.7%

AEROSPACE & DEFENSE - 6.0%
General Dynamics Corporation                              106,300   $ 12,123,515
L-3 Communications Holdings, Inc.                          46,000      3,420,100
United Technologies Corporation                           225,900     12,630,069
                                                                    ------------
                                                                      28,173,684
                                                                    ------------
AIR FREIGHT & LOGISTICS - 2.6%
FedEx Corporation                                         119,500     12,355,105
                                                                    ------------
ALUMINUM - 1.6%
Alcoa, Inc.                                               256,900      7,596,533
                                                                    ------------
BIOTECHNOLOGY - 1.3%
Amgen, Inc.*                                               77,450      6,107,707
                                                                    ------------
BROADCASTING & CABLE TV - 1.3%
Univision Communications, Inc.*                           205,500      6,039,645
                                                                    ------------
COMMUNICATIONS EQUIPMENT - 3.2%
ADC Telecommunications, Inc.*                             252,714      5,645,631
Cisco Systems, Inc.*                                      533,500      9,133,520
                                                                    ------------
                                                                      14,779,151
                                                                    ------------
CONSTRUCTION & ENGINEERING - 1.5%
Shaw Group, Inc.*                                         248,200      7,220,138
                                                                    ------------
CONSUMER FINANCE - 2.2%
American Express Company                                  200,200     10,302,292
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES - 2.8%
First Data Corporation                                    303,200     13,040,632
                                                                    ------------
DRUG RETAIL - 2.4%
CVS Corporation                                           420,000     11,096,400
                                                                    ------------
ELECTRIC UTILITIES - 0.4%
KFx, Inc.*                                                108,000      1,847,880
                                                                    ------------
EXCHANGE TRADED FUNDS - 4.5%
iShares S&P 500 Index Fund                                 93,200     11,616,448
S&P Depositary Receipts Trust                              76,000      9,456,680
                                                                    ------------
                                                                      21,073,128
                                                                    ------------
HEALTH CARE EQUIPMENT - 4.3%
Medtronic, Inc.                                           185,650     10,687,871
Zimmer Holdings, Inc.*                                    140,900      9,502,296
                                                                    ------------
                                                                      20,190,167
                                                                    ------------
HEALTH CARE SERVICES - 1.2%
Medco Health Soulutions, Inc.*                             96,100      5,362,380
                                                                    ------------
HOME IMPROVEMENT RETAIL - 2.7%
Home Depot, Inc.                                          311,200     12,597,376
                                                                    ------------
HOTELS, RESORTS & CRUISE LINES - 2.7%
Carnival Corporation                                      237,500     12,699,125
                                                                    ------------
HYPERMARKETS & SUPERCENTERS - 5.2%
Costco Wholesale Corporation                              231,000     11,427,570
Wal-Mart Stores, Inc.                                     275,800     12,907,440
                                                                    ------------
                                                                      24,335,010
                                                                    ------------
INDUSTRIAL CONGLOMERATES - 7.3%
General Electric Company                                  627,500   $ 21,993,875
Tyco International, Ltd.                                  419,600     12,109,656
                                                                    ------------
                                                                      34,103,531
                                                                    ------------
INDUSTRIAL GASES - 2.0%
Praxair, Inc.                                             177,000      9,373,920
                                                                    ------------
INTEGRATED OIL & GAS - 4.6%
Chevron Corporation                                       134,000      7,607,180
Exxon Mobil Corporation                                   246,900     13,868,373
                                                                    ------------
                                                                      21,475,553
                                                                    ------------
IT CONSULTING & OTHER SERVICES - 1.9%
Unisys Corporation*                                     1,505,850      8,779,105
                                                                    ------------
MANAGED HEALTH CARE - 2.6%
WellPoint, Inc.*                                          152,600     12,175,954
                                                                    ------------
MOVIES & ENTERTAINMENT - 4.0%
Time Warner, Inc.                                         505,000      8,807,200
Viacom, Inc. (Cl.B)                                       305,900      9,972,340
                                                                    ------------
                                                                      18,779,540
                                                                    ------------
MULTI-LINE INSURANCE - 4.6%
American International Group, Inc.                        315,800     21,547,034
OIL & GAS EQUIPMENT & SERVICES - 3.1%
BJ Services Company                                       147,600      5,412,492
Halliburton Company                                       149,700      9,275,412
                                                                    ------------
                                                                      14,687,904
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES - 7.1%
Citigroup, Inc.                                           315,600     15,316,068
First Marblehead Corporation(1)                           337,800     11,100,108
JP Morgan Chase & Company                                 165,900      6,584,571
                                                                    ------------
                                                                      33,000,747
                                                                    ------------
PACKAGED FOODS & MEATS - 1.9%
Tyson Foods, Inc.                                         510,000      8,721,000
                                                                    ------------
PHARMACEUTICALS - 2.6%
Johnson & Johnson                                         201,400     12,104,140
                                                                    ------------
PROPERTY & CASUALTY INSURANCE - 2.8%
Berkshire Hathaway, Inc.*                                     145     12,849,900
                                                                    ------------
SEMICONDUCTORS - 0.9%
Analog Devices, Inc.                                      120,300      4,315,161
                                                                    ------------
SOFT DRINKS - 1.6%
PepsiCo, Inc.                                             123,350      7,287,518
                                                                    ------------
SYSTEMS SOFTWARE - 3.8%
Microsoft Corporation                                     670,900     17,544,035
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICE - 2.0%
Sprint Nextel Corporation                                 392,800      9,175,808
                                                                    ------------
TOTAL COMMON STOCKS
   (cost $381,852,388)                                               460,737,203
                                                                    ============


                                        6                See accompanying notes.

Schedule of Investments                                                 SERIES A
December 31, 2005                                                (EQUITY SERIES)

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                       ----------   ------------
COMMERCIAL PAPER - 0.5%
BROKERAGE - 0.5%
Goldman Sachs Group Inc.:
   4.32%, 01-03-06                                     $1,000,000   $    999,760
   4.32%, 01-04-06                                      1,500,000      1,499,455
                                                                    ------------
                                                                       2,499,215
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                 2,499,215
(cost $2,499,215)                                                   ------------

ASSET BACKED COMMERCIAL PAPER - 0.5%
FINANCIAL COMPANIES - DIVERSIFIED - 0.3%
Amsterdam Funding Corporation,
   4.35%, 01-06-06                                      1,500,000      1,499,094
                                                                    ------------
FINANCIAL COMPANIES - TRADE RECEIVABLES - 0.2%
Sheffield Receivables Corporation,
   4.25%, 01-05-06                                      1,000,000        999,528
                                                                    ------------
TOTAL ASSET BACKED COMMERCIAL PAPER                                    2,498,622
   (cost $2,498,622)                                                ------------

REPURCHASE AGREEMENT - 0.1%
United Missouri Bank, 3.78%, dated 12-30-05,
   matures 01-03-06; repurchase amount of
   $430,181 (Collateralized by U.S. Treasury
   Notes, 1.875%, 01-31-06 with a value of
   $438,723)                                              430,000        430,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT                                               430,000
   (cost $430,000)                                                  ------------

TOTAL INVESTMENTS - 99.8%                                            466,165,040
   (cost $387,280,225)
CASH & OTHER ASSETS, LESS LIABILITIES - 0.2%                             765,596
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $466,930,636
                                                                    ============

The identified cost of investments owned at December 31, 2005 was the same for federal income tax and financial statement purposes.

*    Non-income producing security

(1) A portion of this security is segregated as collateral for open written options contracts.


                                        7                See accompanying notes.

                                                                        SERIES A
                                                                 (EQUITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investments, at value(1) ......................................    $466,165,040
Cash ..........................................................           5,480
Receivables:
   Fund shares sold ...........................................       1,451,403
   Dividends ..................................................         379,868
Prepaid expenses ..............................................           9,084
                                                                   ------------
Total assets ..................................................     468,010,875
                                                                   ------------

LIABILITIES:
Payable for:
   Fund shares redeemed .......................................         589,378
   Management fees ............................................         301,394
   Written options, at value
   (Premiums received $149,266) ...............................          74,700
   Custodian fees .............................................           5,400
   Transfer agent and administration fees .....................          40,394
   Professional fees ..........................................          25,772
   Director's fees ............................................           5,500
   Other ......................................................          37,701
                                                                   ------------
Total liabilities .............................................       1,080,239
                                                                   ------------
NET ASSETS ....................................................    $466,930,636
                                                                   ============

NET ASSETS CONSIST OF:
Paid in capital ...............................................    $365,883,205
Accumulated undistributed net investment income ...............       2,686,549
Accumulated undistributed net realized gain
   on sale of investments and options written .................      19,401,500
Net unrealized appreciation in value
   of investments and options written .........................      78,959,382
Net assets ....................................................    $466,930,636

Capital shares authorized .....................................       unlimited

Capital shares outstanding ....................................      20,412,067
Net asset value per share
   (net assets divided by shares outstanding) .................    $      22.88
                                                                   ============
(1) Investments, at cost ......................................    $387,280,225

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends ..................................................    $  6,663,265
   Interest ...................................................         331,691
                                                                   ------------
   Total investment income ....................................       6,994,956
                                                                   ------------

EXPENSES:
   Management fees ............................................       3,635,708
   Administration fees ........................................         438,796
   Custodian fees .............................................          22,715
   Transfer agent/maintenance fees ............................          25,215
   Directors' fees ............................................          26,335
   Professional fees ..........................................          80,352
   Reports to shareholders ....................................          53,807
   Other expenses .............................................          25,479
                                                                   ------------
   Total expenses .............................................       4,308,407
                                                                   ------------
   Net investment income ......................................       2,686,549
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on:
   Investments ................................................      24,872,487
   Options written ............................................         283,186
                                                                   ------------
   Net realized gain ..........................................      25,155,673
                                                                   ------------
Net unrealized appreciation
   (depreciation) during the year on:
   Investments ................................................      (9,081,714)
   Options written ............................................          74,566
                                                                   ------------
   Net unrealized depreciation ................................      (9,007,148)
                                                                   ------------
   Net realized and unrealized gain ...........................      16,148,525
                                                                   ------------
   Net increase in net assets resulting from operations .......    $ 18,835,074
                                                                   ============


                                        8                See accompanying notes.

                                                                        SERIES A
Statement of Changes in Net Assets                               (EQUITY SERIES)

                                                                                   YEAR ENDED          YEAR ENDED
                                                                               DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                               -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ...................................................     $   2,686,549       $   4,366,597
   Net realized gain during the period on investments and options written ..        25,155,673          32,489,299
   Net unrealized appreciation (depreciation) during the period on
      investments and options written ......................................        (9,007,148)          2,052,471
                                                                                 -------------       -------------
   Net increase in net assets resulting from operations ....................        18,835,074          38,908,367
                                                                                 -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................................                --            (557,400)
                                                                                 -------------       -------------
   Total distributions to shareholders .....................................                --            (557,400)
                                                                                 -------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ............................................        44,233,911          73,369,951
   Distributions reinvested ................................................                --             557,400
   Cost of shares redeemed .................................................      (126,234,284)       (141,472,304)
                                                                                 -------------       -------------
   Net decrease from capital share transactions ............................       (82,000,373)        (67,544,953)
                                                                                 -------------       -------------
   Net decrease in net assets ..............................................       (63,165,299)        (29,193,986)
                                                                                 -------------       -------------
NET ASSETS:
   Beginning of period .....................................................       530,095,935         559,289,921
                                                                                 -------------       -------------
   End of period ...........................................................     $ 466,930,636       $ 530,095,935
                                                                                 =============       =============
   Accumulated undistributed net investment income at end of year ..........     $   2,686,549       $   4,363,888
                                                                                 =============       =============
CAPITAL SHARE ACTIVITY:
   Shares sold .............................................................         2,025,092           3,545,480
   Shares reinvested .......................................................                --              27,151
   Shares redeemed .........................................................        (5,789,676)         (6,850,984)
                                                                                 -------------       -------------
   Total capital share activity ............................................        (3,764,584)         (3,278,353)
                                                                                 =============       =============


                                        9                See accompanying notes.

Financial Highlights
Selected data for each share of capital stock outstanding               SERIES A
throughout each year                                             (EQUITY SERIES)

                                                                         YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
                                                            2005       2004       2003       2002        2001
                                                          --------   --------   --------   --------    --------
PER SHARE DATA
Net asset value, beginning of period                      $  21.93   $  20.37   $  16.83   $  22.36    $  28.50
Income (loss) from investment operations:
Net investment income                                         0.16       0.18       0.13       0.10        0.06
Net gain (loss) on securities (realized and unrealized)       0.79       1.40       3.53      (5.47)      (3.14)
                                                          --------   --------   --------   --------    --------
Total from investment operations                              0.95       1.58       3.66      (5.37)      (3.08)
                                                          --------   --------   --------   --------    --------
Less distributions:
Dividends from net investment income                            --      (0.02)     (0.12)     (0.16)      (0.05)
Distributions from realized gains                               --         --         --         --       (3.01)
                                                          --------   --------   --------   --------    --------
Total distributions                                             --      (0.02)     (0.12)     (0.16)      (3.06)
                                                          --------   --------   --------   --------    --------
Net asset value, end of period                            $  22.88   $  21.93   $  20.37   $  16.83    $  22.36
                                                          ========   ========   ========   ========    ========

TOTAL RETURN(A)                                               4.33%      7.77%     21.74%    (24.10%)    (11.41%)
                                                          --------   --------   --------   --------    --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $466,931   $530,096   $559,290   $517,837    $790,602
                                                          --------   --------   --------   --------    --------
Ratios to average net assets:
Net investment income                                         0.55%      0.81%      0.66%      0.49%       0.26%
Total expenses (b)                                            0.89%      0.87%      0.82%      0.82%       0.83%
Net expenses (c)                                              0.89%      0.87%      0.82%      0.82%       0.82%
Total expenses after custodian earnings credits               0.89%      0.87%      0.82%      0.82%       0.83%
                                                          --------   --------   --------   --------    --------
Portfolio turnover rate                                         37%        27%        53%        25%         20%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager, as applicable.

(c) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.


                                      10                 See accompanying notes.

                                                                        SERIES B
Manager's Commentary                                    (LARGE CAP VALUE SERIES)
February 15, 2006                                                    (unaudited)

                                                    (SECURITY BENEFIT (SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

                            (PHOTO OF MARK MITCHELL)
                                  Mark Mitchell
                                Portfolio Manager

TO OUR SHAREHOLDERS:

Series B of the SBL Fund - Large Cap Value Series returned 10.52% in the 12-month period ended December 31, 2005, beating the benchmark Russell 1000 Value Index's return of 7.05% and the Series' peer group median return of 5.41%. The S&P 500 BARRA Value index's return for the same period was 4.00%.

Security Management Company assumed investment management responsibilities on June 30, 2005. The following comments are based on results for the six months ended on December 31, 2005.

The Series' was up 11.15% compared to up 5.20% for the Russell 1000 Value Index for the six-month period ended December 31, 2005. Strong stock selection drove excellent results in the second half of 2005.

Our approach to managing the Series is based on our investment philosophy described below.

We understand a company's growth potential over the long-term based on our bottom up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies that have or can create sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long-term, and we take advantage of investor uncertainty and short-term thinking.

For this Series, we apply this philosophy to a broad range of value names.

INDUSTRIALS AND ENERGY STOCKS TOP PERFORMERS IN LAST SIX MONTHS

The industrial sector holdings were up 26% compared to 9% for the Index. McDermott International, Inc. appreciated 112%, driven by a favorable legacy asbestos litigation ruling and strong demand for its energy infrastructure construction related services. Shaw Group, Inc. was up 35% as a result of strong demand for its infrastructure construction related services.

Energy stocks did well in the 3rd and 4th quarters as a result of continued commodity price increases. Specifically, our energy sector return of 15% bettered the index return of 6%. These strong results were do in part to owning Sasol, Ltd. up 34%, Halliburton Company up 30%, and Williams Companies, Inc., up 22%.

TECHNOLOGY DISAPPOINTING OVER LAST SIX MONTHS

The Series' technology sector holdings, up 4%, lagged the benchmark's sector return of 15%. Unisys Corporation negatively impacted our performance as the company lowered its growth expectations due in part to a more difficult competitive environment.

OVERVIEW OF FIRST 6 MONTHS BY PREVIOUS MANAGER

The following comments from Dreyfus cover the results prior to the investment manager change on June 30, 2005.

The portfolio outperformed the index, S&P BARRA Value in the consumer staples, utilities, industrials, information technology, and financials sectors. The portfolio lagged the benchmark in the materials, energy, health care, consumer discretionary, and telecommunication services sectors.

Within consumer staples, shares of grocer Safeway rose over 14% on improved year-over-year sales growth and better-than-expected earnings.

Aiding the energy sector were Exxon Mobil and ConocoPhillips. Exxon Mobil, which is not held in the benchmark, advanced over 13% and was the most significant contributor. The company produced record 4th quarter 2004 earnings, which translated into a 1st quarter 2005 earnings nearly 30% higher than street estimates and drove a 20% surge in the stock price. Shares weakened during the second quarter, but Exxon was still a top performer in the 1st half of 2005. ConocoPhilips performed well during the period because of higher energy prices, improved refining margins, and a solid 1st quarter earnings report released in later April.

Within consumer discretionary, Advance Auto Parts continues to take market share, drive traffic in newly remodeled stores, grow new stores, and expand margins. It has grown earnings well over 20% year-over-year. And despite losing two CEO's in the space of 15 months, Boeing benefited from the combination of increased commercial airline orders and military hardware sales, and is expected to raise revenues over the previous year.

Within industrials, Tyco negatively impacted the sector from a slight downward revision in guidance for 2005 earnings and free cash flow. While this is negative news, the thesis for owning the stock remains. Tyco is well positioned for accelerating top line growth, steady margin expansion and significant share repurchases. Clear Channel Communications has embarked on a major program to reduce advertising inventory. This should ultimately make for a much healthier radio industry. Unfortunately, weak current demand has muted impact of lower supply and helped to hinder the consumer discretionary sector.

Within materials, International Paper was a poor performer, as demand for industrial packaging materials and printing paper fell off - so much so that a lack of orders forced more downtime at the company. And IBM fell short of 1st quarter earnings expectations by 5 cents, citing soft economic conditions, while concurrently announcing that the company will begin to expense equity compensation and options.

2006 MARKET OUTLOOK

Though we are positive on the equity market for 2006, we do have several near-term concerns.

The most significant, in our opinion, is the spending capacity of the U.S. consumer. Above average consumer spending trends have persisted as a result of favorable monetary and fiscal policies. These favorable policy trends are now being reversed. Additionally, higher energy prices will continue to weigh heavily on the consumer as we move through the winter heating season.

We continue to look for opportunities that are long-term in nature and benefit from both an attractive valuation and the ability to improve their fundamental competitive position.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value(1). We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell, Portfolio Manager

(1) Dollar cost averaging does not assure profits or protect against loss in a declining market.

                                                                        SERIES B
Manager's Commentary                                    (LARGE CAP VALUE SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES B VS. S&P 500/BARRA VALUE INDEX
AND RUSSELL 1000 VALUE INDEX

                               (PERFORMANCE GRAPH)


           SERIES B                                 S&P 500/BARRA VALUE INDEX                              RUSSELL 1000 VALUE INDEX
---------------------------                     --------------------------------------                     ------------------------
        DATE       VALUE                          DATE          RETURN         VALUE                         DATE           VALUE
     ----------  ---------                      --------       -------       ---------                     ---------     ----------
     12/31/1995  10,000.00   INCEPTION 12/31/95                              10,000.00  INCEPTION 12/31/95               10,000.00
      3/31/1996  10,633.28                        3/31/96        2.34%       10,639.07                      3/31/96      10,567.01
      6/30/1996  10,989.69                        6/30/96       -0.48%       10,857.51                      6/30/96      10,748.34
      9/30/1996  11,454.39                        9/30/96        4.28%       11,143.72                      9/30/96      11,061.22
     12/31/1996  11,825.18                       12/31/96       -1.63%       12,200.72                     12/31/96      12,164.54
      3/31/1997  11,925.39                        3/31/97       -3.42%       12,416.66                      3/31/97      12,476.10
      6/30/1997  13,652.40                        6/30/97        3.82%       14,212.96                      6/30/97      14,315.68
      9/30/1997  14,430.11                        9/30/97        5.86%       15,515.03                      9/30/97      15,740.85
     12/31/1997  14,958.70                       12/31/97        2.22%       15,857.84                     12/31/97      16,444.58
      3/31/1998  16,638.95                        3/31/98        5.06%       17,689.48                      3/31/98      18,360.95
      6/30/1998  16,115.94                        6/30/98        0.76%       17,779.96                      6/30/98      18,443.50
      9/30/1998  14,676.66                        9/30/98        6.08%       15,484.67                      9/30/98      16,308.07
     12/31/1998  16,140.27                       12/31/98        3.51%       18,183.64                     12/31/98      19,016.09
      3/31/1999  16,173.01                        3/31/99        3.03%       18,702.11                      3/31/99      19,289.14
      6/30/1999  18,483.43                        6/30/99        3.84%       20,720.93                      6/30/99      21,463.65
      9/30/1999  16,522.26                        9/30/99       -3.91%       18,811.20                      9/30/99      19,361.63
     12/31/1999  16,381.21                       12/31/99        3.76%       20,497.70                     12/31/99      20,414.67
      3/31/2000  15,474.50                        3/31/00       10.43%       20,546.06                      3/31/00      20,512.17
      6/30/2000  14,648.39                       06/30/00       -3.95%       19,663.03                     06/30/00      19,550.84
      9/30/2000  15,274.13                       09/30/00       -0.02%       21,397.79                     09/30/00      21,088.09
     12/31/2000  15,274.13                       12/31/00        5.15%       21,746.99                     12/31/00      21,847.58
      3/31/2001  14,201.12                      3/31/2001       -3.95%       20,326.14                    3/31/2001      20,568.30
      6/30/2001  14,813.83                      6/30/2001       -3.24%       21,221.55                    6/30/2001      21,571.84
      9/30/2001  12,905.87                      9/30/2001       -9.50%       17,782.37                    9/30/2001      19,208.63
     12/31/2001  14,418.28                     12/31/2001        1.52%       19,199.01                   12/31/2001      20,625.40
      3/31/2002  14,276.21                      3/31/2002        5.12%       19,452.35                    3/31/2002      21,468.95
      6/30/2002  12,716.95                      6/30/2002       -6.31%       17,381.09                    6/30/2002      19,640.22
      9/30/2002  10,264.45                      9/30/2002      -11.43%       13,825.03                    9/30/2002      15,953.13
     12/31/2002  10,937.53                     12/31/2002       -5.20%       15,191.75                   12/31/2002      17,424.26
      3/31/2003  10,392.24                      3/31/2003       -0.13%       14,355.19                    3/31/2003      16,576.75
      6/30/2003  12,004.42                      6/30/2003        0.73%       17,059.37                    6/30/2003      19,440.61
      9/30/2003  12,437.38                      9/30/2003       -1.81%       17,492.87                    9/30/2003      19,841.69
     12/31/2003  14,088.48                     12/31/2003        6.18%       20,021.48                   12/31/2003      22,657.06
      3/31/2004  14,558.62                      3/31/2004       -0.69%       20,692.59                    3/31/2004      23,341.98
      6/30/2004  14,407.22                      6/30/2004        2.17%       20,856.54                    6/30/2004      23,547.63
      9/30/2004  14,121.10                      9/30/2004        1.89%       21,074.26                    9/30/2004      23,910.22
     12/31/2004  15,612.15                     12/31/2004        3.26%       23,167.87                   12/31/2004      26,392.56
      3/31/2005  15,460.65                      3/31/2005       -1.78%       22,604.38                    3/31/2005      26,413.92
      6/30/2005  15,524.44                      6/30/2005        1.51%       23,190.16                    6/30/2005      26,855.87
      9/30/2005  16,856.02                      9/30/2005        1.04%       23,988.15                    9/30/2005      27,898.37
     12/31/2005  17,254.69                     12/31/2005        0.76%       24,635.64                   12/31/2005      28,252.80

                              $10,000 OVER 10 YEARS

The chart above assumes a hypothetical $10,000 investment in Series B (Large Cap Value Series) on December 31, 1995 and reflects the fees and expenses of Series
B. Effective July 1, 2005, Series B changed its benchmark to the Russell 1000 Value Index. The Investment Manager has determined that the Russell 1000 Value Index is a more appropriate index because the Russell 1000 Value Index more closely reflects the types of securities in which the Series invests and thus provides shareholders with a more appropriate benchmark against which to compare the Series' performance. The S&P 500/Barra Value Index is a capitalization-weighted index of all stocks in the S&P 50 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS   10 YEARS
-------------------------   ------   -------   --------
Series B                    10.52%    2.47%      5.61%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                    8.89%
Consumer Staples                         10.72
Energy                                   14.24
Financials                               15.95
Health Care                               7.84
Industrials                              19.53
Information Technology                    5.96
Materials                                 6.62
Telecommunication Services                1.90
Utilities                                 3.85
Exchange Traded Funds                     3.97
Commercial Paper                          0.48
Repurchase Agreement                      0.10
Liabilities, less cash & other assets    (0.05)
Total net assets                        100.00%
                                        ======


                                        12               See accompanying notes.

                                                                        SERIES B
Manager's Commentary                                    (LARGE CAP VALUE SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                 BEGINNING         ENDING       EXPENSES PAID
               ACCOUNT VALUE   ACCOUNT VALUE       DURING
                  07-01-05      12-31-05(1)       PERIOD(2)
               -------------   -------------   --------------
Series B (Large Cap Value Series)
   Actual        $1,000.00       $1,100.70          $4.24
   Hypothetical   1,000.00        1,021.17           4.08

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 10.07%.

(2) Expenses are equal to the Series annualized expense ratio 0.80% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES B
December 31, 2005                                       (LARGE CAP VALUE SERIES)

                                                          NUMBER       MARKET
                                                        OF SHARES      VALUE
                                                        ---------   -----------
COMMON STOCKS - 99.5%
AEROSPACE & DEFENSE - 2.1%
United Technologies Corporation                           151,800   $  8,487,138
                                                                    ------------
AGRICULTURAL PRODUCTS - 2.3%
Archer-Daniels-Midland Company                            381,400      9,405,324
                                                                    ------------
ALUMINUM - 0.9%
Alcoa, Inc.                                               119,600      3,536,572
                                                                    ------------
BROADCASTING & CABLE TV - 2.0%
Clear Channel Communications, Inc.                        257,600      8,101,520
                                                                    ------------
COMMUNICATIONS EQUIPMENT - 1.8%
3Com Corporation*                                       2,103,400      7,572,240
                                                                    ------------
COMPUTER HARDWARE - 2.3%
Hewlett-Packard Company                                   331,200      9,482,256
                                                                    ------------
CONSTRUCTION & ENGINEERING - 6.7%
McDermott International, Inc.*                            341,200     15,220,932
Shaw Group, Inc.*                                         423,700     12,325,433
                                                                      ----------
                                                                      27,546,365
                                                                      ----------
DIVERSIFIED CHEMICALS - 3.7%
Dow Chemical Company                                      176,400      7,729,848
E.I. du Pont de Nemours & Company                         178,600      7,590,500
                                                                    ------------
                                                                      15,320,348
                                                                    ------------
DRUG RETAIL - 2.6%
CVS Corporation                                           406,600     10,742,372
                                                                      ----------
ELECTRIC UTILITIES - 3.9%
Edison International                                      196,300      8,560,643
Entergy Corporation                                       105,600      7,249,440
                                                                    ------------
                                                                      15,810,083
                                                                    ------------
EXCHANGE TRADED FUNDS - 4.0%
iShares Russell 1000 Value Index Fund                     148,100     10,236,672
iShares S&P 500/Barra
   Value Index Fund                                        93,300      6,068,232
                                                                    ------------
                                                                      16,304,904
                                                                    ------------
HEALTH CARE EQUIPMENT - 3.0%
Fisher Scientific International, Inc.*                    198,000     12,248,280
                                                                    ------------
HEALTH CARE SERVICES - 2.3%
Medco Health Soulutions, Inc.*                            165,200      9,218,160
                                                                    ------------
HYPERMARKETS & SUPERCENTERS - 2.3%
Costco Wholesale Corporation                              191,000      9,448,770
                                                                    ------------
INDUSTRIAL CONGLOMERATES - 5.9%
General Electric Company                                  351,900     12,334,095
Tyco International, Ltd.                                  406,600     11,734,476
                                                                    ------------
                                                                      24,068,571
                                                                    ------------
INTEGRATED OIL & GAS - 6.2%
Chevron Corporation                                       151,000      8,572,270
ConocoPhillips                                             92,500      5,381,650
Exxon Mobil Corporation                                   204,600     11,492,382
                                                                    ------------
                                                                      25,446,302
                                                                    ------------
IT CONSULTING & OTHER SERVICES - 1.8%
Unisys Corporation*                                     1,273,500   $  7,424,505
                                                                      ----------
LEISURE PRODUCTS - 0.1%
CCE Spinco, Inc.*                                          32,200        421,820
                                                                    ------------
MANAGED HEALTH CARE - 2.6%
WellPoint, Inc.*                                          134,600     10,739,734
                                                                    ------------
MOVIES & ENTERTAINMENT - 6.8%
News Corporation                                          488,800      7,600,840
Time Warner, Inc.                                         712,600     12,427,744
Viacom, Inc. (Cl.B)                                       244,200      7,960,920
                                                                    ------------
                                                                      27,989,504
                                                                    ------------
MULTI-LINE INSURANCE - 4.5%
American International Group, Inc.                        272,600     18,599,498
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES - 2.5%
Halliburton Company                                       166,300     10,303,948
                                                                    ------------
OIL & GAS REFINING & MARKETING - 3.1%
Sasol, Ltd. ADR                                           360,500     12,848,220
                                                                    ------------
OIL & GAS STORAGE & TRANSPORTATION - 2.4%
Williams Companies, Inc.                                  426,800      9,888,956
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES - 8.4%
Citigroup, Inc.                                           230,300     11,176,459
First Marblehead Corporation(1)                           441,750     14,515,905
JP Morgan Chase & Company                                 221,700      8,799,273
                                                                    ------------
                                                                      34,491,637
                                                                    ------------
PACKAGED FOODS & MEATS - 1.8%
Tyson Foods, Inc.                                         441,700      7,553,070
                                                                    ------------
PROPERTY & CASUALTY INSURANCE - 3.0%
Berkshire Hathaway, Inc.*                                     140     12,406,800
                                                                    ------------
RAILROADS - 2.4%
Union Pacific Corporation                                 122,800      9,886,628
                                                                    ------------
SPECIALTY CHEMICALS - 2.0%
Rohm & Haas Company                                       172,200      8,337,924
                                                                    ------------
TOBACCO - 1.7%
Altria Group, Inc.                                         91,800      6,859,296
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS - 2.5%
Hughes Supply, Inc.                                       285,400     10,231,590
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICE - 1.9%
Alltel Corporation                                         59,900      3,779,690
Sprint Nextel Corporation                                 171,400      4,003,904
                                                                    ------------
                                                                       7,783,594
                                                                    ------------
TOTAL COMMON STOCKS
   (cost $363,902,843)                                               408,505,929
                                                                    ------------


                                       14                See accompanying notes.

Schedule of Investments                                                 SERIES B
December 31, 2005                                       (LARGE CAP VALUE SERIES)

                                                       PRINCIPAL      MARKET
                                                        AMOUNT         VALUE
                                                      ----------   ------------
COMMERCIAL PAPER - 0.3%
BROKERAGE - 0.3%
Goldman Sachs Group, Inc.,
   4.32%, 01-03-06                                    $1,000,000   $   999,760
                                                                   ------------
TOTAL COMMERCIAL PAPER
   (cost $999,760)                                                      999,760
                                                                   ------------

ASSET BACKED COMMERCIAL PAPER - 0.2%

FINANCIAL COMPANIES - TRADE RECEIVABLES - 0.2%
Sheffield Receivables Corporation,
   4.25% - 01-05-06                                    1,000,000        999,528
                                                                   ------------
TOTAL ASSET BACKED COMMERCIAL PAPER
   (cost $999,528)                                                      999,528
                                                                   ------------

REPURCHASE AGREEMENT - 0.1%

United Missouri Bank, 3.78%, dated 12-30-05,
   matures 01-03-06; repurchase amount of
   $399,168 (Collateralized by U.S.
   Treasury Notes, 2.375%, 08-15-06
   with a value of $407,668)                             399,000        399,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENT
   (cost $399,000)                                                      399,000
                                                                   ------------
TOTAL INVESTMENTS - 100.1%
   (cost $366,301,131)                                              410,904,217
LIABILITIES, LESS CASH & OTHER ASSETS - (0.1%)                         (212,449)
                                                                   ------------
TOTAL NET ASSETS - 100.0%                                          $410,691,768
                                                                   ============

For federal income tax purposes the identified cost of investments owned at December 31, 2005 was $366,348,097.

*    Non-income producing security

ADR (American Depositary Receipt)

(1) A portion of this security is segregated as collateral for open written options contracts.


                                       15                See accompanying notes.

                                                                        SERIES B
                                                        (LARGE CAP VALUE SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ......................................   $ 410,904,217
Cash ..........................................................           6,067
Receivables:
   Fund shares sold ...........................................         327,709
   Dividends ..................................................         465,961
Prepaid expenses ..............................................           8,031
                                                                  -------------
Total assets ..................................................     411,711,985
                                                                  -------------
LIABILITIES:
Payable for:
   Fund shares redeemed .......................................         630,192
   Management fees ............................................         228,706
   Written options, at value
      (Premiums received $135,564) ............................          65,000
   Custodian fees .............................................           6,600
   Transfer agent and administration fees .....................          35,719
   Professional fees ..........................................          32,100
   Director's fees ............................................           5,000
   Other ......................................................          16,900
                                                                  -------------
Total liabilities .............................................       1,020,217
                                                                  -------------
NET ASSETS ....................................................   $ 410,691,768
                                                                  =============
NET ASSETS CONSIST OF:
Paid in capital ...............................................   $ 616,175,302
Accumulated undistributed net
   investment income ..........................................       3,971,506
Accumulated net realized loss
   on sale of investments and options written .................    (254,128,690)
Net unrealized appreciation in value of
   investments and options written ............................      44,673,650
                                                                  -------------
Net assets ....................................................   $ 410,691,768
                                                                  =============
Capital shares authorized .....................................       unlimited
Capital shares outstanding ....................................      18,975,625
Net asset value per share
   (net assets divided by shares outstanding) .................   $       21.64
                                                                  =============
(1)Investments, at cost .......................................   $ 366,301,131

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends ...................................................   $  7,230,008
   Interest ....................................................        173,507
                                                                   ------------
   Total investment income .....................................      7,403,515
                                                                   ------------
EXPENSES:
   Management fees .............................................      2,849,047
   Administration fees .........................................        369,101
   Custodian fees ..............................................         30,879
   Transfer agent/maintenance fees .............................         25,219
   Directors' fees .............................................         22,348
   Professional fees ...........................................         70,413
   Reports to shareholders .....................................         44,635
   Other expenses ..............................................         20,367
                                                                   ------------
   Total expenses ..............................................      3,432,009
                                                                   ------------
   Net investment income .......................................      3,971,506
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on:
   Investments .................................................     47,858,475
   Options written .............................................        173,816
                                                                   ------------
   Net realized gain ...........................................     48,032,291
                                                                   ------------

Net unrealized appreciation
   (depreciation) during the year on:
   Investments .................................................    (11,736,455)
   Options written .............................................         70,564
                                                                   ------------
   Net unrealized depreciation .................................    (11,665,891)
                                                                   ------------
Net realized and unrealized gain ...............................     36,366,400
                                                                   ------------
Net increase in net assets
   resulting from operations ...................................   $ 40,337,906
                                                                   ============


                                       16                See accompanying notes.

                                                                        SERIES B
Statement of Changes in Net Assets                      (LARGE CAP VALUE SERIES)

                                                                           YEAR ENDED          YEAR ENDED
                                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                       -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ...........................................     $  3,971,506        $   4,636,660
   Net realized gain during the period on investments and options
      written ......................................................       48,032,291           38,267,826
   Net unrealized depreciation during the period on investments
      and options written ..........................................      (11,665,891)            (663,053)
                                                                         ------------        -------------
   Net increase in net assets resulting from operations ............       40,337,906           42,241,433
                                                                         ------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................................               --             (250,785)
                                                                         ------------        -------------
   Total distributions to shareholders .............................               --             (250,785)
                                                                         ------------        -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ....................................       39,815,974           56,344,672
   Distributions reinvested ........................................               --              250,785
   Cost of shares redeemed .........................................      (98,954,660)        (103,668,222)
                                                                         ------------        -------------
   Net decrease from capital share transactions ....................      (59,138,686)         (47,072,765)
                                                                         ------------        -------------
   Net decrease in net assets ......................................      (18,800,780)          (5,082,117)
                                                                         ------------        -------------

NET ASSETS:
   Beginning of period .............................................      429,492,548          434,574,665
                                                                         ------------        -------------
   End of period ...................................................     $410,691,768        $ 429,492,548
                                                                         ============        =============
   Accumulated undistributed net investment income at end of year ..     $  3,971,506        $   4,627,033
                                                                         ============        =============

CAPITAL SHARE ACTIVITY:
   Shares sold .....................................................        1,980,149            3,106,269
   Shares reinvested ...............................................               --               14,089
   Shares redeemed .................................................       (4,944,509)          (5,754,451)
                                                                         ------------        -------------
Total capital share activity .......................................       (2,964,360)          (2,634,093)
                                                                         ============        =============


                                       17                See accompanying notes.

Financial Highlights
Selected data for each share of capital stock                           SERIES B
outstanding throughout each year                        (LARGE CAP VALUE SERIES)

                                                                           YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------
                                                           2005(E)     2004       2003       2002         2001(D)
                                                          --------   --------   --------   --------    ------------
PER SHARE DATA

Net asset value, beginning of period                      $  19.58   $  17.68   $  13.84   $  18.59     $  19.93
Income (loss) from investment operations:
Net investment income                                         0.24       0.21       0.14       0.13         0.18
Net gain (loss) on securities (realized and unrealized)       1.82       1.70       3.84      (4.58)       (1.29)
                                                          --------   --------   --------   --------     --------
Total from investment operations                              2.06       1.91       3.98      (4.45)       (1.11)
Less distributions:
Dividends from net investment income                            --      (0.01)     (0.14)     (0.30)       (0.23)
                                                          --------   --------   --------   --------     --------
Total distributions                                             --      (0.01)     (0.14)     (0.30)       (0.23)
Net asset value, end of period                            $  21.64   $  19.58   $  17.68   $  13.84     $  18.59
                                                          ========   ========   ========   ========     ========

TOTAL RETURN(A)                                              10.52%     10.82%     28.81%    (24.14%)      (5.60%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $410,692   $429,493   $434,575   $370,746     $563,240
Ratios to average net assets:
Net investment income                                         0.98%      1.09%      0.93%      0.74%        0.89%
Total expenses(b)                                             0.84%      0.92%      0.89%      0.91%        0.93%
Net expenses(c)                                               0.84%      0.87%      0.83%      0.82%        0.83%
Portfolio turnover rate                                         99%        73%        60%        68%         145%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements, marketing fees paid indirectly and custodian earnings credits, as applicable.

(d) The Dreyfus Corporation became sub-adviser of Series B effective January 2, 2001. Prior to January 2, 2001, advisory services were provided by SMC.

(e) SMC became the advisor of Series B effective June 30, 2005. Prior to June 30, 2005, SMC paid Dreyfus Corporation for sub-advisory services.


                                       18                See accompanying notes.

                                                                        SERIES C
Manager's Commentary                                       (MONEY MARKET SERIES)
February 15, 2006                                                    (unaudited)

                                                    (SECURITY BENEFIT (SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

                          (PHOTO OF CHRISTI FLETCHER)
                               Christi Fletcher
                               Portfolio Manager

TO OUR SHAREHOLDERS:

Once again, the main theme in the money market arena was the increase in the federal funds rate by the Federal Reserve Bank's monetary policy committee. In 2005, the rate was raised 200 basis points, and yields of money market instruments rose in step accordingly. Series C of the SBL Fund - Money Market Series returned 2.70% for the year ended December 31, 2005.

Aside from higher short-term interest rates, the past year proved positive for credit issuers. Companies continued to report solid cash flows and strong earnings driven by the overall strength of the economy. One area of concern is the growing tendency of companies to use their excess cash flow to increase dividends or repurchase shares rather than bolster their credit quality.

CHARACTERISTICS OF PORTFOLIO ASSETS

At December 31, 2005 the average maturity of the holdings in Series C was 42 days, which was in precise alignment with the benchmark. This proved to be a beneficial strategy to enhance the yield while providing the avenue to take advantage of additional value adding opportunities.

The yield curve for money market instruments maintained an upward trend during 2005, thus facilitating our ability to select additional yield broadly along the maturity spectrum and among various types of instruments. At year-end, approximately 52% of the Series was invested in Commercial Paper, 30% in Floating Rate securities (which includes Corporate and U.S. Government-Backed), 11% in U.S. Government/ Agency obligations, 4% in funding agreements, and 3% in Bankers Acceptances.

OUTLOOK FOR 2006

Overall, the economy grew at a healthy pace in 2005, despite significant increases in commodity prices, 2 percent higher short term interest rates, and the hurricanes that battered New Orleans and other areas surrounding the Gulf of Mexico. We expect the economy in 2006 to moderate to a 3% or lower real growth rate that will be more attributable to business rather than consumer spending. Therefore, our expectations for Federal Fund rates are to remain at 4.50% after the January meeting of the Federal Reserve monetary policy committee.

As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in Series C. We appreciate the confidence that you have placed in us and remain focused on achieving the Series' investment goals.

Sincerely,


Christi Fletcher
Portfolio Manager

                                                                        SERIES C
Manager's Commentary                                       (MONEY MARKET SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

PORTFOLIO COMPOSITION BY QUALITY RATINGS
(BASED ON STANDARD AND POOR'S RATINGS)

AAA                                      19.76%
AA                                       43.56
A                                        35.52
Repurchase Agreement                      0.81
Cash & other assets, less liabilities     0.35
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS   10 YEARS
-------------------------   ------   -------   --------
Series C                     2.70%    1.78%      3.47%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                       20                See accompanying notes.

                                                                        SERIES C
Manager's Commentary                                       (MONEY MARKET SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                                   BEGINNING       ENDING        EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE      DURING
                                    07-01-05      12-31-05(1)      PERIOD(2)
                                 -------------   -------------   -------------
Series C (Money Market Series)
   Actual                          $1,000.00       $1,015.80         $3.46
   Hypothetical                     1,000.00        1,021.78          3.47

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 1.58%.

(2) Expenses are equal to the Series annualized expense ratio 0.68% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES C
December 31, 2005                                          (MONEY MARKET SERIES)

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CERTIFICATES OF DEPOSIT - DOMESTIC - 3.1%
Barclays Bank New York Certificate of Deposit,
   4.30%, 02-03-06                                      $1,000,000   $   999,978
                                                                     -----------
Credit Suisse First Boston New York
   Certificate of Deposit, 4.14%,
   02-06-06                                              1,200,000     1,199,731
                                                                     -----------
TOTAL CERTIFICATES OF DEPOSIT
   (cost $2,200,069)                                                   2,199,709
                                                                     -----------
COMMERCIAL PAPER - 15.7%

BANKING - 5.3%
ING (US) Funding LLC, 4.05%,
   01-09-06                                              1,500,000     1,498,920
Westpac Banking Corporation:
   4.35%, 02-07-06                                       1,300,000     1,294,188
   4.36%, 02-28-06                                       1,000,000       993,261
                                                                     -----------
                                                                       3,786,369
                                                                     -----------
ELECTRIC - 2.8%
Florida Power & Light Company,
   4.37%, 01-17-06                                       2,000,000     1,996,116
                                                                     -----------
FINANCIAL - OTHER - 4.7%
Countrywide Financial, 4.30%,
   01-03-06                                              3,400,000     3,399,174
                                                                     -----------
NON U.S. BANKING - 2.9%
Danske Corporation, 4.25%,
   01-17-06                                              1,100,000     1,097,922
Societe Generale, 4.23%, 01-27-06                        1,000,000       996,945
                                                                     -----------
                                                                       2,094,867
                                                                     -----------
TOTAL COMMERCIAL PAPER
   (cost $11,275,971)                                                 11,276,526
                                                                     -----------
ASSET BACKED COMMERCIAL PAPER - 35.6%

DIVERSIFIED - 9.7%
Amstel Funding Corporation:
   4.36%, 03-07-06                                       2,500,000     2,480,676
   4.42%, 03-22-06                                       1,000,000       990,354
Amsterdam Funding Corporation:
   4.18%, 01-04-06                                       1,500,000     1,499,477
   4.15%, 01-09-06                                       2,000,000     1,998,156
                                                                     -----------
                                                                       6,968,663
                                                                     -----------
FINANCIAL COMPANIES - CAPTIVE - 2.1%
Edison Asset Securitization, 4.34%,
   02-08-06                                              1,500,000     1,493,128
                                                                     -----------
MISCELLANEOUS RECEIVABLES - 7.8%
Falcon Asset Securitization Corporation,
   4.37%, 01-04-06                                       2,200,000     2,199,199
Jupiter Securitization Corporation:
   4.15%, 01-05-06                                       2,200,000     2,198,986
   4.34%, 02-10-06                                       1,200,000     1,194,213
                                                                     -----------
                                                                       5,592,398
                                                                     -----------
SECURITIES - 8.3%
Asset One Securitization,
   4.31%, 01-10-06                                      $3,000,000   $ 2,996,745
Perry Global Funding LLC,
   4.36%, 02-15-06                                       3,000,000     2,983,650
                                                                     -----------
                                                                       5,980,395
                                                                     -----------
TRADE RECEIVABLES - 7.7%
Eureka Securitization,
   4.35%, 02-16-06                                       2,300,000     2,287,216
Old Line Funding Corporation,
   4.17%, 01-06-06                                       1,200,000     1,199,305
Sheffield Receivables Corporation,
   4.30%, 01-19-06                                       2,000,000     1,995,700
                                                                     -----------
                                                                       5,482,221
                                                                     -----------
TOTAL ASSET BACKED COMMERCIAL PAPER
   (cost $25,516,272)                                                 25,516,805
                                                                     -----------
CORPORATE BONDS - 22.6%

BANKING - 4.1%
Wells Fargo & Company,
   4.54%, 03-03-06(1)                                    2,900,000     2,900,510
                                                                     -----------
BROKERAGE - 17.1%
Bear Stearns Company, Inc.,
   4.25%, 01-30-06(1)                                    1,475,000     1,475,183
Credit Suisse First Boston USA,
   4.127%, 01-05-06(1)                                   2,485,000     2,485,741
Goldman Sachs Group, Inc.,
   4.70%, 03-21-06(1)                                    3,000,000     3,001,209
Merrill Lynch & Company,
   4.662%, 02-14-06(1)                                   2,300,000     2,300,396
Morgan Stanley, 4.39%, 02-06-06(1)                       3,000,000     3,000,555
                                                                     -----------
                                                                      12,263,084
                                                                     -----------
FINANCIAL - OTHER - 1.4%
National Rural Utilities,
   4.45%, 02-17-06(1)                                    1,000,000       999,894
                                                                     -----------
TOTAL CORPORATE BONDS
   (cost $16,164,338)                                                 16,163,488
                                                                     -----------
MISCELLANEOUS ASSETS - 4.2%

FUNDING AGREEMENT - 4.2%
United of Omaha Life Insurance Company,
   4.34%, 01-01-06(1)                                    3,000,000     3,000,000
                                                                     -----------
TOTAL MISCELLANEOUS ASSETS
   (cost $3,000,000)                                                   3,000,000
                                                                     -----------


                                       22                See accompanying notes.

Schedule of Investments                                                 SERIES C
December 31, 2005                                          (MONEY MARKET SERIES)

                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                       -----------   -----------
U.S. GOVERNMENT SPONSORED AGENCIES - 17.7%

FEDERAL HOME LOAN BANK - 6.3%
   3.00%, 01-18-06                                     $ 1,500,000   $ 1,498,962
   3.25%, 02-28-06                                       1,000,000       997,849
   4.20%, 05-10-06                                       2,000,000     1,997,026
                                                                     -----------
                                                                       4,493,837
                                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.1%
   4.125%, 09-27-06                                      1,500,000     1,493,816
                                                                     -----------
SMALL BUSINESS ASSOCIATION POOLS - 2.7%
   #503295, 4.25%, 01-01-06(1)                             187,707       187,365
   #503303, 4.25%, 01-01-06(1)                             216,835       216,441
   #503308, 4.50%, 01-01-06(1)                             155,580       155,580
   #503459, 4.50%, 01-01-06(1)                             338,079       336,811
   #503176, 4.625%, 01-01-06(1)                             92,339        92,800
   #503343, 4.625%, 01-01-06(1)                            248,650       248,650
   #503347, 4.625%, 01-01-06(1)                            435,480       435,480
   #502353, 4.75%, 01-01-06(1)                              57,845        57,845
   #502163, 5.00%, 01-01-06(1)                             238,318       238,319
                                                                     -----------
                                                                       1,969,291
                                                                     -----------
STUDENT LOAN MARKETING ASSOCIATION - 6.6%
   1997-4 A2, 4.749%, 01-01-06(1)                          308,323       308,948
   4.40%, 01-25-06(1)                                    2,200,000     2,199,862
   4.691%, 03-15-06(1)                                   2,200,000     2,201,005
                                                                     -----------
                                                                       4,709,815
                                                                     -----------
TOTAL U.S. GOVERNMENT SPONSORED AGENCIES
   (cost $12,680,113)                                                 12,666,759
                                                                     -----------
REPURCHASE AGREEMENT - 0.8%

United Missouri Bank, 3.78%, dated
   12-30-05, matures 01-03-06;
   repurchase amount of $582,244
   (Collateralized by U.S. Treasury Notes,
   1.875%, 01-31-06 with a value of
   $593,685)                                               582,000       582,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
   (cost $582,000)                                                       582,000
                                                                     -----------
TOTAL INVESTMENTS - 99.7%
   (cost $71,418,763)                                                 71,405,287
CASH & OTHER ASSETS, LESS LIABILITIES - 0.3%                             249,646
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $71,654,933
                                                                     ===========

The identified cost of investments owned at December 31, 2005 was the same for federal income tax and financial statement purposes.

(1) Variable rate security. Rate indicated is rate effective at December 31, 2005. Maturity date indicated is next interest reset date.


                                       23                See accompanying notes.

                                                                        SERIES C
                                                           (MONEY MARKET SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ........................................   $71,405,287
Cash ............................................................         2,467
Receivables:
   Fund shares sold .............................................     1,513,702
   Securities sold ..............................................         9,045
   Interest .....................................................       213,344
Prepaid expenses ................................................         1,495
                                                                    -----------
Total assets ....................................................    73,145,340
                                                                    -----------
LIABILITIES:
Payable for:
   Fund shares redeemed .........................................     1,433,792
   Management fees ..............................................        30,754
   Custodian fees ...............................................         3,000
   Transfer agent and administration fees .......................         8,902
   Professional fees ............................................         8,450
   Director's fees ..............................................           750
   Other ........................................................         4,759
                                                                    -----------
   Total liabilities ............................................     1,490,407
                                                                    -----------
   NET ASSETS ...................................................   $71,654,933
                                                                    ===========
NET ASSETS CONSIST OF:
Paid in capital .................................................   $69,666,599
Accumulated undistributed net
   investment income ............................................     2,001,810
Net unrealized depreciation in value of
   investments ..................................................       (13,476)
                                                                    -----------
Net assets ......................................................   $71,654,933
                                                                    ===========
Capital shares authorized .......................................     unlimited
Capital shares outstanding ......................................     5,880,580
Net asset value per share
   (net assets divided by shares outstanding) ...................   $     12.19
                                                                    ===========
(1)Investments, at cost .........................................   $71,418,763

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
Interest ........................................................   $ 2,529,584
                                                                    -----------
Total investment income .........................................     2,529,584
                                                                    -----------
EXPENSES:
   Management fees ..............................................       381,866
   Administration fees ..........................................        72,819
   Custodian fees ...............................................        12,424
   Transfer agent/maintenance fees ..............................        25,255
   Directors' fees ..............................................         4,113
   Professional fees ............................................        18,445
   Reports to shareholders ......................................         9,530
   Other expenses ...............................................         3,322
                                                                    -----------
   Total expenses ...............................................       527,774
                                                                    -----------
   Net investment income ........................................     2,001,810
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on:
   Investments ..................................................            --
                                                                    -----------
   Net realized gain ............................................            --
                                                                    -----------
Net unrealized depreciation during the year on:
   Investments ..................................................        (2,778)
                                                                    -----------
Net realized and unrealized loss ................................        (2,778)
                                                                    -----------
Net increase in net assets resulting
   from operations ..............................................   $ 1,999,032
                                                                    ===========


                                       24                See accompanying notes.

                                                                        SERIES C
Statement of Changes in Net Assets                         (MONEY MARKET SERIES)

                                                                         YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .........................................     $   2,001,810       $     604,667
   Net unrealized depreciation during the period on investments ..            (2,778)            (21,134)
                                                                       -------------       -------------
   Net increase in net assets resulting from operations ..........         1,999,032             583,533
                                                                       -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................                --             (39,471)
                                                                       -------------       -------------
   Total distributions to shareholders ...........................                --             (39,471)
                                                                       -------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ..................................       201,348,365         247,991,445
   Distributions reinvested ......................................                --              39,471
   Cost of shares redeemed .......................................      (197,776,333)       (268,949,230)
                                                                       -------------       -------------
   Net increase (decrease) from capital share transactions .......         3,572,032         (20,918,314)
                                                                       -------------       -------------
   Net increase (decrease) in net assets .........................         5,571,064         (20,374,252)
                                                                       -------------       -------------
NET ASSETS:
   Beginning of period ...........................................        66,083,869          86,458,121
                                                                       -------------       -------------
   End of period .................................................     $  71,654,933       $  66,083,869
                                                                       =============       =============
Accumulated undistributed net investment income at end of year ...     $   2,001,810       $     598,153
                                                                       =============       =============
CAPITAL SHARE ACTIVITY:
   Shares sold ...................................................        16,766,162          20,984,022
   Shares reinvested .............................................                --               3,337
   Shares redeemed ...............................................       (16,450,894)        (22,752,226)
                                                                       -------------       -------------
   Total capital share activity ..................................           315,268          (1,764,867)
                                                                       =============       =============


                                       25                See accompanying notes.

Financial Highlights
Selected data for each share of capital stock outstanding               SERIES C
throughout each year                                       (MONEY MARKET SERIES)

                                                                       YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------
                                                            2005      2004      2003      2002       2001
                                                          -------   -------   -------   --------   --------
PER SHARE DATA
Net asset value, beginning of period                      $ 11.87   $ 11.79   $ 11.82   $  12.20   $  12.69
                                                          -------   -------   -------   --------   --------
Income (loss) from investment operations:
Net investment income                                        0.33      0.11      0.09       0.16       0.54
Net gain (loss) on securities (realized and unrealized)     (0.01)    (0.02)    (0.02)     (0.02)     (0.09)
                                                          -------   -------   -------   --------   --------
Total from investment operations                             0.32      0.09      0.07       0.14       0.45
                                                          -------   -------   -------   --------   --------
Less distributions:
Dividends from net investment income                          --      (0.01)    (0.10)     (0.52)     (0.94)
                                                          -------   -------   -------   --------   --------
Total distributions                                           --      (0.01)    (0.10)     (0.52)     (0.94)
                                                          -------   -------   -------   --------   --------
Net asset value, end of period                            $ 12.19   $ 11.87   $ 11.79   $  11.82   $  12.20
                                                          =======   =======   =======   ========   ========

TOTAL RETURN(A)                                              2.70%     0.72%     0.55%      1.20%      3.75%
                                                          -------   -------   -------   --------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $71,655   $66,084   $86,458   $117,297   $131,277
                                                          -------   -------   -------   --------   --------
Ratios to average net assets:
Net investment income                                        2.63%     0.70%     0.63%      1.26%      3.50%
Total expenses                                               0.69%     0.65%     0.59%      0.58%      0.58%
                                                          -------   -------   -------   --------   --------

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.


                                       26                See accompanying notes.

                                                                        SERIES D
Manager's Commentary                                             (GLOBAL SERIES)
February 15, 2006                                                    (unaudited)

                                                      (OPPENHEIMERFUNDS(R) LOGO)

                                              Subadvisor, OppenheimerFunds, Inc.

                           (PHOTO OF WILLIAM L. WILBY)
                                William L. Wilby
                                Portfolio Manager

                               TO OUR SHAREHOLDERS

For the 12-month period ending December 31, 2005, Series D of the SBL Fund - Global Series posted a total return of 13.53% versus 9.49% return for its benchmark, MSCI World Index.

It is important to bear in mind that the following discussion of the stocks that added to or detracted from the Series' performance is provided to illustrate our investment approach rather than suggest any attempt to make a country, sector or thematic wager.

TOP PERFORMERS

The Series benefited from a number of holdings, mostly for company-specific reasons. Hyundai Heavy Industries, the world's largest shipbuilder, was one of the Series' best performing stocks. A long-term holding for the Series, Hyundai Heavy stock was initially purchased based on the assessment that the average tanker age of the world fleet was high and that the shipping industry's move toward double-hulled tankers would create demand for new ship construction. The initial investment in the stock was at a very reasonable price due to various market concerns, including the company's ownership of non-core businesses. The issues have now been resolved, and the stock's price more than doubled during the reporting period.

Series performance was also enhanced by the investment in AMD, whose new dual core processor chip achieved significant traction in the server market ahead of Intel's competitive offering. The market's skepticism of AMD's competitive position turned to acceptance over the period, leading to a rise in the stock's price. Two additional contributors to the Series performance were Husky Energy, Inc., an oil reserves company, and Transocean, Inc., an oil driller, both of which benefited from the rising price of oil and natural gas.

DISAPPOINTMENTS

A few of the Series' holdings hindered returns during the reporting period, including JDS Uniphase Corporation, an optical components company. The stock had been initially purchased in previous years based on the evaluation that there was a significant opportunity for a turnaround and that the risk was reflected in its stock price. However, the turnaround never materialized and the stock was sold.

Another negative contributor was Vodafone. As one of the Series' largest holdings, Vodafone has yet to deliver performance in line with expectations. A slow market in Europe, a greater-than-expected expenditure by the company in Japan and a realized tax change all contributed to hurt expected results. A lengthening of the sales cycle in video conferencing technology led to earnings disappointments at Tandberg, one of the poorest performers in the Series. However, we continue to view its technology as having merit with adoption of it in the coming year. Holdings in International Game Technology, the world's largest manufacturer of casino gaming machines, also disappointed. The company's earnings growth did not meet investors' expectations and, consequently, its stock price fell. Nevertheless, the company is a leader in its industry and its long-term prospects remain strong. We, therefore, made a modest additional investment in the company at its reasonably-priced stock level.

Our investment approach is to seek secular long-term growth opportunities that are available at reasonable prices and hold them for a three-to-five year timeframe in order to realize significant appreciation. We continue to seek such opportunities as we move forward into 2006.

Sincerely,


William L. Wilby
Portfolio Manager

                                                                        SERIES D
Manager's Commentary                                             (GLOBAL SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

                          Series D vs. MSCI World Index

                               (PERFORMANCE GRAPH)

             SERIES D                                MSCI WORLD INDEX
----------------------------------           --------------------------------
        DATE          VALUE                         DATE          VALUE
      --------      ---------                     --------      ---------
      12/31/95      10,000.00                     12/31/95      10,000.00
      03/31/96      10,665.47                     03/31/96      10,419.31
      06/30/96      11,258.99                     06/30/96      10,732.43
      09/30/96      11,421.36                     09/30/96      10,887.50
      12/31/96      11,746.59                     12/31/96      11,399.17
      03/31/97      12,052.69                     03/31/97      11,444.44
      06/30/97      13,238.82                     06/30/97      13,180.32
      09/30/97      13,706.00                     09/30/97      13,570.89
      12/31/97      12,504.43                     12/31/97      13,249.57
      03/31/98      14,369.79                     03/31/98      15,160.70
      06/30/98      14,191.56                     06/30/98      15,482.33
      09/30/98      12,698.88                     09/30/98      13,639.81
      12/31/98      15,015.87                     12/31/98      16,534.51
      03/31/99      15,356.00                     03/31/99      17,138.10
      06/30/99      16,738.76                     06/30/99      17,971.71
      09/30/99      17,102.65                     09/30/99      17,719.17
      12/31/99      23,074.76                     12/31/99      20,724.59
      03/31/00      26,200.53                     03/31/00      20,949.75
      06/30/00      25,336.49                     06/30/00      20,221.15
      09/30/00      24,818.22                     09/30/00      19,219.86
      12/31/00      23,889.64                     12/31/00      18,044.84
      03/31/01      20,297.61                     03/31/01      15,739.20
      06/30/01      21,858.96                     06/30/01      16,176.44
      09/30/01      17,872.53                     09/30/01      13,862.30
      12/31/01      20,962.01                     12/31/01      15,063.53
      03/31/02      21,327.44                     03/31/02      15,127.55
      06/30/02      19,301.00                     06/30/02      13,766.39
      09/30/02      15,779.65                     09/30/02      11,246.55
      12/31/02      16,201.35                     12/31/02      12,117.29
      03/31/03      14,903.92                     03/31/03      11,504.04
      06/30/03      18,097.61                     06/30/03      13,463.53
      09/30/03      19,804.14                     09/30/03      14,114.99
      12/31/03      23,240.69                     12/31/03      16,127.91
      03/31/04      24,307.69                     03/31/04      16,549.65
      06/30/04      23,974.26                     06/30/04      16,693.07
      09/30/04      23,707.50                     09/30/04      16,526.49
      12/31/04      27,608.74                     12/31/04      18,501.02
      03/31/05      26,641.77                     03/31/05      18,297.94
      06/30/05      27,442.02                     06/30/05      18,374.26
      09/30/05      29,976.16                     09/30/05      19,656.25
      12/31/05      31,343.25                     12/31/05      20,277.08

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series D (Global Series) on December 31, 1995 and reflects the fees and expenses of Series D. The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   18.32%
Consumer Staples                          7.21
Energy                                    6.87
Financials                               16.73
Health Care                              13.65
Industrials                               8.25
Information Technology                   19.37
Materials                                 1.16
Telecommunication Services                6.36
Utilities                                 1.22
Repurchase Agreement                      0.55
Cash & other assets, less liabilities     0.31
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS   10 YEARS
-------------------------   ------   -------   --------
Series D                    13.53%    5.58%     12.10%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                       28                See accompanying notes.

                                                                        SERIES D
Manager's Commentary                                             (GLOBAL SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                             BEGINNING         ENDING      EXPENSES PAID
                           ACCOUNT VALUE   ACCOUNT VALUE       DURING
                              07-01-05      12-31-05(1)      PERIOD(2)
                           -------------   -------------   -------------
Series D (Global Series)
Actual                       $1,000.00       $1,140.80         $6.74
Hypothetical                  1,000.00        1,018.90          6.36

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 14.08%.

(2) Expenses are equal to the Series annualized expense ratio 1.25% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES D
December 31, 2005                                                (GLOBAL SERIES)

                                                         NUMBER
                                                        OF SHARES   MARKET VALUE
                                                        ---------   ------------
COMMON STOCKS - 98.2%
AUSTRALIA - 0.5%
Australia & New Zealand Banking Group, Ltd.                65,287    $ 1,146,436
Macquarie Airports                                        652,701      1,517,019
                                                                    ------------
                                                                       2,663,455
                                                                    ------------
BERMUDA - 0.7%
Ace, Ltd.                                                  64,899      3,468,203
                                                                    ------------
BRAZIL - 1.6%
Companhia de Bebidas das Americas ADR                      77,656      2,954,811
Empresa Brasileira de Aeronautica S.A. ADR                133,726      5,228,687
                                                                    ------------
                                                                       8,183,498
                                                                    ------------
CANADA - 1.8%
Husky Energy, Inc.                                        129,700      6,582,624
Manulife Financial Corporation                             46,383      2,723,929
                                                                    ------------
                                                                       9,306,553
                                                                    ------------
CAYMAN ISLANDS - 0.4%
XL Capital, Ltd.                                           30,500      2,055,090
                                                                    ------------
DENMARK - 0.3%
Novo Nordisk A/S                                           23,400      1,316,296
                                                                    ------------
FINLAND - 0.5%
Fortum Oyj                                                126,300      2,369,387
Neste Oil OYJ*                                             15,975        451,807
                                                                    ------------
                                                                       2,821,194
                                                                    ------------
FRANCE - 6.9%
Essilor International S.A                                   9,360        756,028
European Aeronautic Defence & Space Company               145,720      5,505,380
JC Decaux S.A.*                                            69,960      1,632,276
LVMH Moet Hennessy Louis Vuitton S.A                       66,940      5,949,958
Sanofi-Aventis                                             96,480      8,455,640
Societe Generale                                           39,840      4,902,441
Technip S.A                                                97,870      5,888,312
Total S.A                                                   9,193      2,310,362
                                                                    ------------
                                                                      35,400,397
                                                                    ------------
GERMANY - 3.8%
Allianz AG                                                 38,087      5,771,127
Bayerische Motoren Werke (BMW) AG                          68,181      2,991,776
SAP AG                                                     28,969      5,254,802
Siemens AG                                                 65,284      5,597,870
                                                                    ------------
                                                                      19,615,575
                                                                    ------------
HONG KONG - 2.2%
HSBC Holdings plc                                         309,969      4,977,126
Hong Kong & China Gas Company, Ltd.                     1,120,700      2,392,095
Hutchison Whampoa, Ltd.                                   197,918      1,885,067
Television Broadcasts, Ltd.                               419,904      2,231,199
                                                                    ------------
                                                                      11,485,487
                                                                    ------------
INDIA - 2.9%
Hindustan Lever, Ltd.                                     804,300    $ 3,523,362
ICICI Bank, Ltd. ADR                                       71,850      2,069,280
Infosys Technologies, Ltd.                                100,049      6,658,638
Zee Telefilms, Ltd.                                       782,800      2,727,696
                                                                    ------------
                                                                      14,978,976
                                                                    ------------
IRELAND - 0.4%
Anglo Irish Bank Corporation plc                          144,484      2,195,452
                                                                    ------------
JAPAN - 11.4%
Canon, Inc.                                                29,500      1,725,878
Chugai Pharmaceutical Company, Ltd.                       106,400      2,282,449
Credit Saison Company, Ltd.                                67,300      3,361,006
Fanuc, Ltd.                                                17,200      1,459,827
Hoya Corporation                                           94,800      3,408,106
JGC Corporation                                            69,000      1,313,422
KDDI Corporation                                            1,053      6,071,223
Kao Corporation                                            72,000      1,929,116
Keyence Corporation                                         9,500      2,702,433
Murata Manufacturing Company, Ltd.                         70,100      4,493,437
Nidec Corporation                                          23,400      1,990,012
Nintendo Company, Ltd.                                     15,300      1,848,609
Resona Holdings, Inc.*                                        865      3,483,763
Shionogi & Company, Ltd.                                  265,000      3,732,110
Shiseido Company, Ltd.                                    137,000      2,555,537
Sony Corporation                                          158,800      6,489,876
Square Enix Corporation, Ltd.                              72,600      2,037,528
Takeda Pharmaceutical Company, Ltd.                        36,100      1,952,840
Toyota Motor Corporation                                   93,300      4,841,411
Yahoo Japan Corporation                                       878      1,332,559
                                                                    ------------
                                                                      59,011,142
                                                                    ------------
KOREA - 2.6%
Hyundai Heavy Industries Company, Ltd.                     38,990      2,974,535
SK Telecom Company, Ltd. ADR                              218,380      4,430,930
Samsung Electronics Company, Ltd.                           8,948      5,849,932
                                                                    ------------
                                                                      13,255,397
                                                                    ------------
MEXICO - 1.9%
Fomento Economico Mexicano, S.A. de C.V                   400,100      2,898,730
Grupo Modelo, S.A. de C.V. (Cl.C)                         555,100      2,010,853
Grupo Televisa S.A. ADR                                    59,933      4,824,606
                                                                    ------------
                                                                       9,734,189
                                                                    ------------
NETHERLANDS - 1.3%
Koninklijke (Royal) Philips Electronics N.V               207,300      6,444,750
                                                                    ------------
NORWAY - 0.2%
Tandberg ASA                                              197,000      1,205,545
                                                                    ------------
PANAMA - 0.9%
Carnival Corporation                                       86,400      4,619,808
                                                                    ------------


                                       30                See accompanying notes.

Schedule of Investments                                                 SERIES D
December 31, 2005                                                (GLOBAL SERIES)

                                                          NUMBER       MARKET
                                                        OF SHARES       VALUE
                                                        ---------   ------------
COMMON STOCKS (CONTINUED)

PORTUGAL - 0.3%
Energias de Portugal S.A                                  492,790   $  1,517,444
                                                                    ------------
SINGAPORE - 0.4%
Singapore Press Holdings, Ltd.                            822,466      2,126,897
                                                                    ------------
SPAIN - 0.7%
Industria de Diseno Textil S.A                            108,100      3,527,157
                                                                    ------------
SWEDEN - 4.6%
Hennes & Mauritz AB (Cl.B)                                238,700      8,111,282
Investor AB (Cl.B)**                                      109,265      1,911,477
Telefonaktiebolaget LM Ericsson (Cl.B)                  4,018,500     13,807,019
                                                                    ------------
                                                                      23,829,778
                                                                    ------------
SWITZERLAND - 3.1%
Credit Suisse Group                                       111,414      5,680,927
Novartis AG                                                56,869      2,988,436
Roche Holding AG                                           43,351      6,509,248
Syngenta AG*                                                7,878        980,253
                                                                    ------------
                                                                      16,158,864
                                                                    ------------
TAIWAN - 0.7%
Taiwan Semiconductor Manufacturing
   Company, Ltd. ADR                                      351,379      3,482,166
                                                                    ------------
UNITED KINGDOM - 11.4%
3i Group plc**                                            154,390      2,254,150
BP plc ADR                                                 71,075      4,564,436
Burberry Group plc                                        217,695      1,604,195
Cadbury Schweppes plc                                     566,545      5,361,778
Diageo plc                                                 17,490        253,555
GUS plc                                                    96,982      1,723,868
Pearson plc                                               238,440      2,820,743
Prudential plc                                            420,666      3,981,180
Reckitt Benckiser plc                                     282,163      9,326,940
Royal Bank of Scotland Group plc                          255,182      7,706,176
Smith & Nephew plc                                        372,983      3,436,848
Tesco plc                                                 281,720      1,608,201
Vodafone Group plc                                      5,854,560     12,642,989
WPP Group plc                                             150,460      1,627,189
                                                                    ------------
                                                                      58,912,248
                                                                    ------------
UNITED STATES - 36.7%
3M Company                                                 52,900      4,099,750
Adobe Systems, Inc.                                        88,500      3,270,960
Advanced Micro Devices, Inc.*                             328,000     10,036,800
Affymetrix, Inc.*                                          53,700      2,564,175
Altera Corporation*                                       124,100      2,299,573
Altria Group, Inc.                                         18,600      1,389,792
Amazon.com, Inc.*                                          39,200      1,848,280
American Express Company                                   82,500      4,245,450
Amgen, Inc.*                                               64,200      5,062,812
Amylin Pharmaceuticals, Inc.*                              22,100        882,232
Avon Products, Inc.                                        46,100      1,316,155
Berkshire Hathaway, Inc. (Cl.B)*                            1,010      2,964,855
Biomet, Inc.                                               51,200      1,872,384
Boeing Company                                             46,600      3,273,184
Boston Scientific Corporation*                            106,700   $  2,613,083
Burlington Resources, Inc.                                 60,200      5,189,240
Cadence Design Systems, Inc.*                              95,700      1,619,244
Chevron Corporation                                        57,954      3,290,049
Cisco Systems, Inc.*                                      155,400      2,660,448
Citigroup, Inc.                                            28,333      1,375,000
Coach, Inc.*                                               82,400      2,747,216
Corning, Inc.*                                            312,200      6,137,852
Cree, Inc.*                                                95,000      2,397,800
eBay, Inc.*                                               160,300      6,932,975
Emerson Electric Company                                   43,800      3,271,860
Everest Re Group, Ltd.                                     17,600      1,766,160
Express Scripts, Inc.*                                     39,800      3,335,240
Gap, Inc.                                                  73,400      1,294,776
Genentech, Inc.*                                           30,800      2,849,000
Gilead Sciences, Inc.*                                     75,800      3,989,354
GlobalSantaFe Corporation                                 104,400      5,026,860
Imclone Systems, Inc.*                                     32,700      1,119,648
International Business
   Machines Corporation                                    47,175      3,877,785
International Game Technology                             105,700      3,253,446
International Rectifier Corporation*                       71,300      2,274,470
Intuit, Inc.*                                              76,200      4,061,460
JP Morgan Chase & Company                                 108,092      4,290,171
Juniper Networks, Inc.*                                    59,700      1,331,310
Lockheed Martin Corporation                                37,700      2,398,851
Medtronic, Inc.                                            20,100      1,157,157
Microsoft Corporation                                     267,300      6,989,895
Morgan Stanley                                             97,900      5,554,846
Nektar Therapeutics*(1,2)                                  57,268        754,105
Northern Trust Corporation                                 97,700      5,062,814
Northrop Grumman Corporation                               41,400      2,488,554
Novell, Inc.*                                             376,500      3,324,495
Pfizer, Inc.                                               92,599      2,159,409
Procter & Gamble Company                                   35,890      2,077,313
Qualcomm, Inc.                                             95,940      4,133,095
Quest Diagnostics, Inc.                                    76,100      3,917,628
Raytheon Company                                           80,800      3,244,120
Silicon Laboratories, Inc.*                                21,900        802,854
Sirius Satellite Radio, Inc.*(2)                          661,000      4,428,700
Starbucks Corporation*                                     81,500      2,445,815
Sun Microsystems, Inc.*                                   433,200      1,815,108
Theravance, Inc.*                                          45,400      1,022,408
Tiffany & Company                                          34,200      1,309,518
Transocean, Inc.*                                         103,100      7,185,039
Walt Disney Company                                       125,000      2,996,250
Wyeth                                                      50,900      2,344,963
                                                                    ------------
                                                                     189,443,786
                                                                    ------------
TOTAL COMMON STOCKS
   (cost $369,737,081)                                               506,759,347
                                                                    ------------


                                       31                See accompanying notes.

Schedule of Investments                                                 SERIES D
December 31, 2005                                                (GLOBAL SERIES)

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER        MARKET
                                                        OF SHARES       VALUE
                                                       ----------   ------------
PREFERRED STOCKS - 1.0%

BRAZIL - 0.5%
Tele Norte Leste Participacoes S.A                        152,987   $  2,731,911
                                                                    ------------
GERMANY - 0.5%
Porsche AG                                                  3,170      2,278,788
                                                                    ------------
TOTAL PREFERRED STOCKS
   (cost $4,047,386)                                                   5,010,699
                                                                    ------------
REPURCHASE AGREEMENT - 0.5%

State Street, 1.75%, dated 12-30-05,
   matures 01-03-06; repurchase amount
   $2,838,574 (Collateralized by FHLMC,
   2.325%, 04-14-06 with a value of
$2,895,850)                                            $2,838,022      2,838,022
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (cost $2,838,022)                                                   2,838,022
                                                                    ------------
TOTAL INVESTMENTS - 99.7%
   (cost $376,622,489)                                               514,608,068
CASH & OTHER ASSETS, LESS LIABILITIES - 0.3%                           1,604,862
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $516,212,930
                                                                    ============

For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $378,082,732.

*    Non-income producing security

**   Passive Foreign Investment Company

ADR (American Depositary Receipt)

plc (public limited company)

(1) Security is restricted. The total market value of restricted securities is $5,182,805 (cost $1,447,529), or 1.0% of total net assets. The acquisition dates range from March 5, 2003 to August 5, 2004.

(2) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $754,105, or 0.1% of total net assets.

INVESTMENT CONCENTRATION

At December 31, 2005, the Series' investment concentration by industry was as follows:

Aerospace & Defense ...................................................     1.1%
Air Freight & Logistics ...............................................     3.2%
Automobiles ...........................................................     2.0%
Beverages .............................................................     2.6%
Biotechnology .........................................................     3.0%
Capital Markets .......................................................     2.1%
Chemicals .............................................................     0.2%
Commercial Banks ......................................................     1.9%
Commercial Services & Supplies ........................................     0.3%
Communications Equipment ..............................................     4.5%
Computers & Peripherals ...............................................     1.1%
Construction & Engineering ............................................     0.3%
Consumer Finance ......................................................     1.5%
Diversified Financial Services ........................................     6.8%
Diversified Telecommunications ........................................     3.0%
Electric Utilities ....................................................     0.3%
Electrical Equipment ..................................................     0.6%
Electronic Equipment & Instruments ....................................     1.8%
Energy Equipment & Services ...........................................     1.1%
Food & Staples Retailing ..............................................     0.3%
Gas Utilities .........................................................     0.5%
Health Care Equipment & Services ......................................     2.6%
Health Care Providers & Services ......................................     1.4%
Hotels, Restaurants & Leisure Products ................................     2.0%
Household Durables ....................................................     3.6%
Household Products ....................................................     2.9%
Industrial Conglomerates ..............................................     1.9%
Insurance .............................................................     4.4%
Internet & Catalog Retail .............................................     0.7%
Internet Software & Services ..........................................     2.2%
IT Services ...........................................................     1.3%
Leisure Equipment & Products ..........................................     0.4%
Machinery .............................................................     0.9%
Media .................................................................     4.9%
Multi-Utilities & Unregulated Power ...................................     0.5%
Oil, Gas & Consumable Fuels ...........................................     5.7%
Paper & Forest Products ...............................................     1.0%
Personal Products .....................................................     1.1%
Pharmaceuticals .......................................................     6.7%
Semiconductors & Semiconductor Equipment ..............................     4.0%
Software ..............................................................     4.5%
Specialty Retail ......................................................     0.2%
Textiles, Apparel & Luxury Goods ......................................     4.5%
Tobacco ...............................................................     0.3%
Wireless Telecommunications ...........................................     3.3%
Repurchase Agreement ..................................................     0.5%
Cash & other assets, less liabilities .................................     0.3%
                                                                          -----
                                                                          100.0%
                                                                          =====


                                       32                See accompanying notes.

                                                                        SERIES D
                                                                 (GLOBAL SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ........................................   $514,608,068
Cash denominated in a foreign currency, at value(2) .............        796,616
Receivables:
   Fund shares sold .............................................        718,219
   Securities sold ..............................................        983,736
   Dividends ....................................................        660,990
Foreign taxes recoverable .......................................         71,069
Prepaid expenses ................................................          8,802
                                                                    ------------
Total assets ....................................................    517,847,500
                                                                    ------------
LIABILITIES:
Cash overdraft ..................................................        292,397
Payable for:
   Fund shares redeemed .........................................        516,920
   Management fees ..............................................        437,239
   Securities purchased .........................................        204,176
   Custodian fees ...............................................         35,000
   Transfer agent and administration fees .......................         71,269
   Professional fees ............................................         51,925
   Director's fees ..............................................          4,125
   Other ........................................................         21,519
                                                                    ------------
Total liabilities ...............................................      1,634,570
                                                                    ------------
NET ASSETS ......................................................   $516,212,930
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $354,131,275
Accumulated undistributed net investment income .................        269,487
Accumulated undistributed net realized gain
   on sale of investments and foreign currency transactions .....     23,832,842
Net unrealized appreciation in value of investments and
   translation of assets and liabilities in foreign currency ....    137,979,326
                                                                    ------------
Net assets ......................................................   $516,212,930
                                                                    ============
Capital shares authorized .......................................      unlimited
Capital shares outstanding ......................................     54,904,525
Net asset value per share
   (net assets divided by shares outstanding) ...................   $       9.40
                                                                    ============
(1)Investments, at cost .........................................   $376,622,489
(2)Cash denominated in a foreign currency, at cost ..............        803,531

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $572,689) ..........   $ 7,129,342
Interest ........................................................        81,619
                                                                    -----------
Total investment income .........................................     7,210,961
                                                                    -----------
EXPENSES:
   Management fees ..............................................     4,674,332
   Administration fees ..........................................       695,330
   Custodian fees ...............................................       223,185
   Transfer agent/maintenance fees ..............................        25,244
   Directors' fees ..............................................        23,300
   Professional fees ............................................        89,876
   Reports to shareholders ......................................        62,778
   Other expenses ...............................................        19,307
                                                                    -----------
   Total expenses ...............................................     5,813,352
   Less: Earnings credits applied ...............................        (1,570)
                                                                    -----------
   Net expenses .................................................     5,811,782
                                                                    -----------
   Net investment income ........................................     1,399,179
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) during the year on:
   Investments ..................................................    48,177,501
   Foreign currency transactions ................................      (857,856)
                                                                    -----------
   Net realized gain ............................................    47,319,645
                                                                    -----------
Net unrealized appreciation (depreciation) during the year on:
   Investments ..................................................    12,488,379
   Translation of assets and liabilities in foreign currencies ..       (54,598)
                                                                    -----------
   Net unrealized appreciation ..................................    12,433,781
                                                                    -----------
   Net realized and unrealized gain .............................    59,753,426
                                                                    -----------
   Net increase in net assets resulting from operations .........   $61,152,605
                                                                    ===========


                                       33                See accompanying notes.

                                                                        SERIES D
Statement of Changes in Net Assets                               (GLOBAL SERIES)

                                                              YEAR ENDED          YEAR ENDED
                                                          DECEMBER 31, 2005   DECEMBER 31, 2004
                                                          -----------------   -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income ..............................     $   1,399,179       $   1,583,210
   Net realized gain during the period on investments
      and foreign currency transactions ...............        47,319,645          36,436,982
   Net unrealized appreciation during the period on
      investments and translation of assets and
      liabilities in foreign currencies ...............        12,433,781          36,347,138
                                                            -------------       -------------
   Net increase in net assets resulting from operations        61,152,605          74,367,330
                                                            -------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares .......................       116,417,418          94,393,037
   Cost of shares redeemed ............................      (127,933,968)       (129,792,393)
                                                            -------------       -------------
   Net decrease from capital share transactions .......       (11,516,550)        (35,399,356)
                                                            -------------       -------------
   Net increase in net assets .........................        49,636,055          38,967,974
                                                            -------------       -------------
NET ASSETS:
   Beginning of period ................................       466,576,875         427,608,901
                                                            -------------       -------------
   End of period ......................................     $ 516,212,930       $ 466,576,875
                                                            =============       =============
   Accumulated undistributed net investment
      income at end of year ...........................     $     269,487       $   1,270,893
                                                            =============       =============
CAPITAL SHARE ACTIVITY:
   Shares sold ........................................        13,632,840          13,084,884
   Shares redeemed ....................................       (15,082,993)        (18,060,306)
                                                            -------------       -------------
   Total capital share activity .......................        (1,450,153)         (4,975,422)
                                                            =============       =============


                                       34                See accompanying notes.

Financial Highlights
Selected data for each share of capital                                 SERIES D
stock outstanding throughout each year                           (GLOBAL SERIES)

                                                                           YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------
                                                            2005       2004      2003(C)    2002(B)        2001
                                                          --------   --------   --------   --------    ------------
PER SHARE DATA
Net asset value, beginning of period                      $   8.28   $   6.97   $   4.87   $   6.31    $   8.49
Income (loss) from investment operations:
Net investment income                                         0.03       0.03       0.03       0.02          --
Net gain (loss) on securities (realized and unrealized)       1.09       1.28       2.09      (1.45)      (0.97)
                                                          --------   --------   --------   --------    --------
Total from investment operations                              1.12       1.31       2.12      (1.43)      (0.97)
                                                          --------   --------   --------   --------    --------
Less distributions:
Dividends from net investment income                            --         --      (0.02)     (0.01)         --
Distributions from realized gains                               --         --         --         --       (0.94)
Distributions in excess of capital gains                        --         --         --         --       (0.27)
                                                          --------   --------   --------   --------    --------
Total distributions                                             --         --      (0.02)     (0.01)      (1.21)
                                                          --------   --------   --------   --------    --------
Net asset value, end of period                            $   9.40   $   8.28   $   6.97   $   4.87    $   6.31
                                                          ========   ========   ========   ========    ========
TOTAL RETURN(A)                                              13.53%     18.79%     43.45%    (22.71%)    (12.25%)
                                                          --------   --------   --------   --------    --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $516,213   $466,577   $427,609   $305,053    $431,252
                                                          --------   --------   --------   --------    --------
Ratios to average net assets:
Net investment income                                         0.30%      0.37%      0.44%      0.27%       0.07%(d)
Total expenses                                                1.24%      1.23%      1.25%      1.23%       1.20%
Expenses prior to custodian earnings credits                  1.24%      1.23%      1.25%      1.23%       1.20%
                                                          --------   --------   --------   --------    --------
Portfolio turnover rate                                         33%        28%        44%        48%         41%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) The financial highlights for Series D exclude the historical financial highlights of Series M. The assets of Series M were acquired by Series D on August 27, 2002.

(c) The financial highlights for Series D exclude the historical financial highlights of Series I. The assets of Series I were acquired by Series D on October 3, 2003.

(d)  Net investment income is less than $0.01 per share.


                                       35                See accompanying notes.

                      This page left blank intentionally.

                                                                        SERIES E
Managers' Commentary                                 (DIVERSIFIED INCOME SERIES)
February 15, 2006                                                    (unaudited)

                                                    (SECURITY BENEFIT (SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

                           (PHOTO OF STEVEN M.BOWSER)
                                 Steven M.Bowser
                                Portfolio Manager

                         (PHOTO OF CHRISTOPHER L.PHALEN)
                              Christopher L.Phalen
                                Portfolio Manager

TO OUR SHAREHOLDERS:

2005 was an unusual year in the fixed income market. Long-term interest rates declined and economic growth was resilient despite eight consecutive interest rate increases by the Federal Reserve Bank that cumulatively equaled 2 percent. Two factors were instrumental in restricting an increase in longer maturity rates: core CPI (Consumer Price Index excluding food and fuel) was contained despite sharply rising prices of commodities, including oil and gold; and purchases of U.S. bonds by foreign investors set a record high. Nevertheless, bond returns were lackluster in 2005 with the broad bond market return as represented by the Lehman Brothers Aggregate Index posting a total of 2.43% for the year. Correspondingly, the SBL E -Diversified Income Series advanced only 1.85% for the 12-month period ended December 31, 2005.

FACTORS AFFECTING PERFORMANCE IN 2005

The sluggish bond market returns resulted from the Federal Reserve Bank's interest rate increases that caused the interest rates of short and intermediate maturity government bonds to move up during the year and adversely impacted the equity market. Also contributing to the bond market's sub-par performance was the negative impact from the credit rating agencies' downgrades of General Motors and Ford. These actions resulted in the elimination of two very large issuers from the investment grade indices. Corporate bonds under-performed government bonds in 2005 despite earning a higher yield premium for the added credit risk and the reasonably healthy economic environment.

During 2005, the Series was positioned more heavily in shorter maturity bonds to mitigate the impact of rising interest rates. This strategy was correct in that most rates did rise; however, shorter rates rose more steeply than intermediate and longer rates, causing the Series to lose value due to the yield curve effect. The yield curve flattened throughout the year benefiting portfolios with a significant barbell structure, or over-weighting of long and short maturities and under-weighting of intermediate maturities. The Series was slightly over-weighted in corporate bonds to take advantage of the robust economy and a low volatility corporate yield spread environment. Though the under-weighting of GM and Ford was beneficial to the Series, the under-weighting of long maturity U.S. Treasury and agency bonds was problematic. The long maturities in the portfolio were invested primarily in corporate bonds, which under-performed long maturity government bonds.

THE COMPOSITION OF PORTFOLIO ASSETS

At the end of the year, the Series held 38% in mortgage-backed securities, 3% in asset-backed and commercial mortgage-backed securities, 28% in corporate issues, 17% in U.S.

Treasury issues, 8% in federal agency issues, and 6% in cash. This portfolio composition is over-weighted in corporate bonds and mortgage-backed securities and under-weighted in Treasury and Agency issues relative to the benchmark.

OUTLOOK FOR 2006

The economy grew at a healthy pace in 2005, despite very large increases in commodity prices, 2 percent higher short-term interest rates, and the hurricanes which battered New Orleans and other areas surrounding the Gulf of Mexico. We expect the economy in 2006 to moderate to a 3% or lower real growth rate that will be more attributable to business rather than consumer spending. Over the past few years, consumer spending has been the main driver of the U.S. economy due to an accommodative Federal Reserve Bank's policy. The low interest rate environment led to large amounts of equity withdrawal from increased home values, which then fueled consumer demand. The monetary accommodation has now been removed after thirteen straight rate increases, leaving short-term interest rates at or near long-term interest rates for the first time since early 2000. Consumer spending from home equity extraction will subside in 2006 due to higher mortgage rates and slower home price appreciation. However, employment gains seem to be improving, which should keep consumer spending at a reasonable pace.

While the flat or inverted yield curve condition has led to slow economic growth in the past, we do not expect significant weakness in 2006. In the past, the curve inverted due to Federal Reserve hikes of the short-term rates well above the inflation rate and above rising long-term interest rates. We believe the current flatness of the yield curve is partly due to foreign purchases of U.S. debt as well as to demand from pension funds for longer maturity debt to match long liabilities in defined benefit plans. Growth should remain healthy in the low long-term interest rate environment.

We expect shorter-term rates to remain around 4.50% after the January meeting of the Federal Reserve but expect longer-term rates to continue to rise. As a result, longer maturities will be under-weighted in the Series while shorter maturities will be over-weighted to benefit from a steepening in the slope of the yield curve. Interest rate volatility will most likely remain low, thereby mitigating the need for call protection as part of the portfolio strategy. We expect credit risk premiums to continue to increase gradually but to remain below long-term averages for 2006.

In the coming year we are most concerned with event risk in investment grade corporate bonds. Due to the outlook described above, we will continue to hold larger-than-index weights in mortgage-backed securities, asset-backed securities, and corporate debt for the yield advantage, but will avoid corporate issuers who, we believe, are prone to increase the debt in their capital structure.

Sincerely,


Steven M. Bowser and Christopher L. Phalen
Portfolio Managers

                                                                        SERIES E
Managers' Commentary                                 (DIVERSIFIED INCOME SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES E VS. LEHMAN BROTHERS
AGGREGATE BOND INDEX

                               (PERFORMANCE GRAPH)


SERIES E                                   LEHMAN BROTHERS AGGREGATE BOND
------------------------------------      --------------------------------
   DATE                VALUE                     DATE           VALUE
----------          ---------                 ----------      ---------
      12/31/95      10,000.00                   12/31/95      10,000.00
      03/31/96       9,650.08                   03/31/96       9,821.62
      06/30/96       9,650.08                   06/30/96       9,877.69
      09/30/96       9,853.90                   09/30/96      10,059.57
      12/31/96       9,928.37                   12/31/96      10,361.46
      03/31/97       9,820.81                   03/31/97      10,303.91
      06/30/97      10,201.40                   06/30/97      10,683.46
      09/30/97      10,603.41                   09/30/97      11,038.57
      12/31/97      10,924.46                   12/31/97      11,363.77
      03/31/98      11,086.73                   03/31/98      11,540.27
      06/30/98      11,343.23                   06/30/98      11,810.02
      09/30/98      11,780.24                   09/30/98      12,309.18
      12/31/98      11,799.24                   12/31/98      12,350.67
      03/31/99      11,633.47                   03/31/99      12,287.91
      06/30/99      11,452.01                   06/30/99      12,179.65
      09/30/99      11,462.09                   09/30/99      12,263.05
      12/31/99      11,354.55                   12/31/99      12,248.12
      03/31/00      11,505.23                   03/31/00      12,518.50
      06/30/00      11,537.51                   06/30/00      12,735.46
      09/30/00      11,850.03                   09/30/00      13,119.83
      12/31/00      12,327.06                   12/31/00      13,672.68
      03/31/01      12,655.30                 03/31/2001      14,086.52
      06/30/01      12,701.66                 06/30/2001      14,165.14
      09/30/01      13,223.17                 09/30/2001      14,818.92
      12/31/01      13,211.58                 12/31/2001      14,824.37
      03/31/02      13,206.28                 03/31/2002      14,838.92
      06/30/02      13,657.88                 06/30/2002      15,388.10
      09/30/02      14,243.74                 09/30/2002      16,094.07
      12/31/02      14,439.03                 12/31/2002      16,346.74
      03/31/03      14,609.91                 03/31/2003      16,573.97
      06/30/03      15,024.89                 06/30/2003      16,988.33
      09/30/03      14,884.39                 09/30/2003      16,963.81
      12/31/03      14,899.93                 12/31/2003      17,018.21
      03/31/04      15,277.83                 03/31/2004      17,469.67
      06/30/04      14,886.44                 06/30/2004      17,044.00
      09/30/04      15,305.30                 09/30/2004      17,588.86
      12/31/04      15,468.71                 12/31/2004      17,756.59
      03/31/05      15,414.24                 03/31/2005      17,672.44
      06/30/05      15,795.51                 06/30/2005      18,204.03
      09/30/05      15,686.58                 09/30/2005      18,081.09
      12/31/05      15,754.66                 12/31/2005      18,188.34


                             $10,000 OVER 10 YEARS

The chart above assumes a hypothetical $10,000 investment in Series E (Diversified Income Series) on December 31, 1995 and reflects the fees and expenses of Series E. The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.

PORTFOLIO COMPOSITION BY QUALITY RATINGS
(BASED ON STANDARD AND POOR'S RATINGS)

AAA                                      66.12%
AA                                        2.66
A                                        17.77
BBB                                       9.83
BB                                        2.01
NR                                        0.12
Repurchase Agreement                      0.45
Cash & other assets, less liabilities     1.04
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS   10 YEARS
-------------------------   ------   -------   --------
Series E                     1.85%    5.03%      4.65%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                       38                See accompanying notes.

                                                                        SERIES E
Managers' Commentary                                 (DIVERSIFIED INCOME SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                 BEGINNING         ENDING      EXPENSES PAID
               ACCOUNT VALUE   ACCOUNT VALUE       DURING
                  07-01-05      12-31-05(1)      PERIOD(2)
               -------------   -------------   -------------
Series E (Diversified Income Series)
Actual           $1,000.00       $  999.10         $3.88
Hypothetical      1,000.00        1,021.32          3.92

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was (0.09%).

(2) Expenses are equal to the Series annualized expense ratio 0.77% (net of expense waivers) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES E
December 31, 2005                                    (DIVERSIFIED INCOME SERIES)

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                         ----------   ----------
CORPORATE BONDS - 27.3%
AIRLINES - 0.5%
Southwest Airlines Company,
   7.875% - 2007                                         $  700,000   $  730,228
                                                                      ----------
AUTOMOTIVE - 0.8%
Ford Motor Credit Company,
   6.50% - 2007                                             650,000      628,855
Johnson Controls, Inc., 4.875% - 2013                       600,000      578,823
                                                                      ----------
                                                                       1,207,678
                                                                      ----------
BANKING - 3.4%
BCH Cayman Islands, Ltd.,
   7.70% - 2006                                             700,000      710,022
BankBoston Capital Trust,
   5.057% - 2028(3)                                       1,200,000    1,157,849
Chase Capital III, 4.96% - 2027(3)                        1,200,000    1,139,869
Danske Bank A/S, 7.40% - 2010(1,3)                          800,000      826,706
Regions Financial Corporation,
   7.00% - 2011                                           1,000,000    1,092,985
U.S. Central Credit Union,
   2.70% - 2009                                             454,545      428,814
                                                                      ----------
                                                                       5,356,245
                                                                      ----------
BROKERAGE - 1.2%
Credit Suisse First Boston USA,
   6.125% - 2011                                            600,000      629,845
Legg Mason, Inc., 6.75% - 2008                              650,000      676,684
Waddell & Reed Financial, Inc.,
   7.50% - 2006                                             650,000      650,616
                                                                      ----------
                                                                       1,957,145
                                                                      ----------
BUILDING MATERIALS - 0.4%
CRH America, Inc., 6.95% - 2012                             600,000      652,817
                                                                      ----------
CHEMICALS - 0.5%
PPG Industries, Inc., 7.40% - 2019                          650,000      746,829
                                                                      ----------
DIVERSIFIED MANUFACTURING - 0.9%
General Electric Company,
   5.00% - 2013                                             600,000      599,688
General Motors Acceptance Corporation,
   6.311% - 2007                                            105,000       94,998
Tyco International Group,
   7.00% - 2028                                             650,000      715,050
                                                                      ----------
                                                                       1,409,736
                                                                      ----------
ELECTRIC - 1.7%
Arizona Public Service Company,
   6.375% - 2011                                            600,000      634,522
Cincinnati Gas & Electric Company,
   5.70% - 2012                                             600,000      615,840
East Coast Power LLC:
   6.737% - 2008                                             55,828       56,325
   7.066% - 2012                                            140,867      145,967
Kansas Gas & Electric,
   5.647% - 2021                                            650,000      643,324
Oncor Electric Delivery Company,
   6.375% - 2015                                            600,000      636,689
                                                                      ----------
                                                                       2,732,667
                                                                      ----------
ENERGY - INDEPENDENT - 0.9%
Devon Financing Corporation, ULC,
   6.875% - 2011                                         $  600,000   $  656,301
Pancanadian Petroleum, 6.30% - 2011                         750,000      800,689
                                                                      ----------
                                                                       1,456,990
                                                                      ----------
ENERGY - INTEGRATED - 0.5%
Conoco, Inc., 6.95% - 2029                                  650,000      784,487
                                                                      ----------
FINANCIAL - OTHER - 2.3%
Bank of America Corporation,
   7.80% - 2010                                             650,000      717,789
Berkshire Hathaway, 4.75% - 2012                          1,800,000    1,779,372
Willis Group North America, Inc.,
   5.625% - 2015                                          1,200,000    1,199,533
                                                                      ----------
                                                                       3,696,694
                                                                      ----------
FINANCIAL COMPANIES - CAPTIVE - 1.5%
CIT Group Company of Canada,
   4.65% - 2010(1)                                        1,800,000    1,762,186
General Motors Acceptance Corporation,
   6.125% - 2006                                            650,000      631,381
                                                                      ----------
                                                                       2,393,567
                                                                      ----------
FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 1.2%
Capital One Financial, 4.738% - 2007                        650,000      647,860
Countrywide Capital, 8.00% - 2026                           700,000      716,181
SLM Corporation, 5.05% - 2014                               600,000      592,174
                                                                      ----------
                                                                       1,956,215
                                                                      ----------
FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 0.4%
General Electric Capital Corporation,
   5.875% - 2012                                            600,000      625,829
                                                                      ----------
HEALTH CARE - 0.4%
Anthem, Inc., 6.80% - 2012                                  600,000      654,605
                                                                      ----------
HOME CONSTRUCTION - 0.8%
KB Home, 6.25% - 2015                                     1,250,000    1,209,681
                                                                      ----------
INDUSTRIAL - OTHER - 0.4%
Eaton Corporation, 5.75% - 2012                             625,000      652,562
                                                                      ----------
INSURANCE - LIFE - 0.9%
AIG Sunamerica Global Financing X,
   6.90% - 2032(1)                                        1,200,000    1,399,999
                                                                      ----------
INSURANCE - PROPERTY & CASUALTY - 1.3%
Liberty Mutual Group, 5.75% - 2014(1)                     1,250,000    1,233,845
Nationwide Mutual Insurance Company,
   8.25% - 2031(1)                                          650,000      815,703
                                                                      ----------
                                                                       2,049,548
                                                                      ----------
MEDIA - CABLE - 1.0%
Comcast Corporation, 5.30% - 2014                           625,000      613,155
Jones Intercable, Inc., 7.625% - 2008                       500,000      525,814
Lenfest Communications, Inc.,
   10.50% - 2006                                            500,000      510,598
                                                                      ----------
                                                                       1,649,567
                                                                      ----------


                                       40                See accompanying notes.

Schedule of Investments                                                 SERIES E
December 31, 2005                                    (DIVERSIFIED INCOME SERIES)

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE BONDS (CONTINUED)
PHARMACEUTICALS - 0.5%
Eli Lilly & Company, 7.125% - 2025                      $  650,000   $   782,222
                                                                     -----------
PIPELINES - 0.7%
Consolidated Natural Gas Company,
   6.625% - 2013                                           600,000       648,914
Express Pipeline LP, 6.47% - 2013(1)                       386,400       389,862
                                                                     -----------
                                                                       1,038,776
                                                                     -----------
RAILROADS - 0.8%
Canadian National Railway Company,
   6.25% - 2034                                          1,200,000     1,335,186
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS - 0.7%
Reckson Operating Partnership,
   5.15% - 2011                                          1,200,000     1,183,836
                                                                     -----------
SERVICES - 0.1%
American Eco Corporation,
   9.625% - 2008*(4,5,6)                                   500,000            --
MasTec, Inc., 7.75% - 2008                                 200,000       198,500
                                                                     -----------
                                                                         198,500
                                                                     -----------
TECHNOLOGY - 1.5%
Affiliated Computer Services,
   5.20% - 2015                                          1,200,000     1,018,196
Pitney Bowes, Inc., 5.875% - 2006                          650,000       651,611
Science Applications International
   Corporation, 7.125% - 2032                              600,000       705,090
                                                                     -----------
                                                                       2,374,897
                                                                     -----------
TELECOMMUNICATIONS - WIRELESS - 0.8%
Nextel Communications, 6.875 - 2013                      1,200,000     1,251,857
                                                                     -----------
TRANSPORTATION SERVICES - 1.2%
Erac USA Finance Company:
   7.35% - 2008(1)                                         600,000       629,614
   6.70% - 2034(1)                                         600,000       645,488
TTX Company, 4.90% - 2015(1)                               650,000       628,998
                                                                     -----------
                                                                       1,904,100
                                                                     -----------
TOTAL CORPORATE BONDS
   (cost $43,080,984)                                                 43,392,463
                                                                     -----------
MORTGAGE BACKED SECURITIES - 41.0%

U.S. GOVERNMENT SPONSORED AGENCIES - 36.3%
Federal Home Loan Mortgage Corporation:
   #E01378, 5.00% - 2018                                $2,361,865   $ 2,342,106
   #E01488, 5.00% - 2018                                 2,114,351     2,096,394
   #E01538, 5.00% - 2018                                 2,176,240     2,157,554
   FHR #188 H, 7.00% - 2021                                  2,580         2,573
   #C44050, 7.00% - 2030                                    57,792        60,208
   #C01079, 7.50% - 2030                                    33,514        35,178
   #C01172, 6.50% - 2031                                   102,142       104,685
   #C01210, 6.50% - 2031                                   118,875       122,070
   #C50964, 6.50% - 2031                                   103,682       106,263
   #C50967, 6.50% - 2031                                    35,150        36,095
   #C01277, 7.00% - 2031                                   172,467       179,563
   #C01292, 6.00% - 2032                                   459,773       465,503
   #C62801, 6.00% - 2032                                   197,833       200,299
   #C01287, 6.50% - 2032                                   272,194       278,971
   #C76358, 5.00% - 2033                                 2,617,969     2,545,098
   #C78238, 5.50% - 2033                                 2,555,450     2,538,253
   #A16943, 6.00% - 2033                                 1,502,799     1,519,575
   #G08014, 5.00% - 2034                                 2,663,724     2,584,054
   #G08015, 5.50% - 2034                                 2,458,929     2,438,765
   #A17903, 6.00% - 2034                                 1,710,860     1,728,106
Federal National Mortgage Association:
   #254473, 5.50% - 2017                                 2,178,014     2,193,068
   #720714, 4.50% - 2018                                 2,219,298     2,164,519
   FNR 2005-46 TW, 5.00% - 2018                          3,000,000     2,959,286
   #555549, 5.00% - 2018                                 2,505,982     2,479,311
   #750465, 5.00% - 2018                                 2,135,761     2,115,981
   #780952, 4.00% - 2019                                 2,611,757     2,496,941
   FNR 1990-68 J, 6.95% - 2020                               6,563         6,798
   FNR 1990-103 K, 7.50% - 2020                              1,933         1,957
   #252806, 7.50% - 2029                                   102,637       107,639
   #252874, 7.50% - 2029                                    36,574        38,357
   #535277, 7.00% - 2030                                    64,341        67,133
   #551262, 7.50% - 2030                                    21,322        22,346
   #190307, 8.00% - 2030                                    42,727        45,641
   #253356, 8.00% - 2030                                    51,166        54,656
   #541735, 8.00% - 2030                                    50,556        54,004
   #535838, 6.50% - 2031                                    88,180        90,471
   #585348, 6.50% - 2031                                    84,134        86,320
   #591381, 6.50% - 2031                                   150,934       154,856
   #254477, 5.50% - 2032                                 1,215,181     1,203,497
   #254198, 6.00% - 2032                                   460,681       465,058
   #254377, 6.00% - 2032                                   761,061       769,593
   #254478, 6.00% - 2032                                   371,827       375,995
   #666750, 6.00% - 2032                                   789,909       797,415
   #254346, 6.50% - 2032                                   216,645       222,274
   #545691, 6.50% - 2032                                   330,637       339,228
   #659790, 6.50% - 2032                                   289,953       297,994
   #702879, 5.00% - 2033                                 1,560,736     1,517,693
   #709805, 5.00% - 2033                                 2,185,007     2,124,747
   #658077, 5.50% - 2033                                 1,305,573     1,296,380
   #688328, 5.50% - 2033                                 1,336,642     1,326,840


                                       41                See accompanying notes.

Schedule of Investments                                                 SERIES E
December 31, 2005                                    (DIVERSIFIED INCOME SERIES)

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
MORTGAGE BACKED SECURITIES (CONTINUED)
U.S. GOVERNMENT SPONSORED AGENCIES (CONTINUED)
Federal National Mortgage
Association (continued):
   #689108, 5.50% - 2033                                $1,253,893   $ 1,245,064
   #709748, 5.50% - 2033                                 2,214,584     2,198,991
   #713971, 5.50% - 2033                                 2,087,841     2,072,530
   #754903, 5.50% - 2033                                 1,341,906     1,328,602
   #725033, 6.00% - 2034                                 1,116,758     1,128,418
   #255554, 5.50% - 2035                                 2,551,079     2,528,541
                                                                     -----------
                                                                      57,919,457
                                                                     -----------
U.S. GOVERNMENT SPONSORED SECURITIES - 1.5%
Government National Mortgage Association:
   #301465, 9.00% - 2021                                    22,092        24,261
   #305617, 9.00% - 2021                                    24,896        27,341
   #313107, 7.00% - 2022                                   145,844       153,082
   #352022, 7.00% - 2023                                    88,676        93,076
   #369303, 7.00% - 2023                                   114,507       120,190
   #780454, 7.00% - 2026                                   151,594       159,117
   #462680, 7.00% - 2028                                    87,321        91,654
   #482668, 7.00% - 2028                                    78,862        82,775
   #518436, 7.25% - 2029                                    29,025        30,313
   #494109, 7.50% - 2029                                    69,155        72,716
   #510704, 7.50% - 2029                                    37,322        39,244
   #781079, 7.50% - 2029                                    33,255        34,968
   #479229, 8.00% - 2030                                    17,657        18,897
   #479232, 8.00% - 2030                                    26,004        27,831
   #508342, 8.00% - 2030                                    50,404        53,945
   #561561, 6.50% - 2031                                   213,917       223,586
   #564472, 6.50% - 2031                                   292,654       305,882
   #538285, 6.50% - 2031                                   115,850       120,933
   #781414, 5.50% - 2032                                   416,151       419,012
   #552324, 6.50% - 2032                                   209,233       218,413
   II #181907, 9.50% - 2020                                 18,202        20,234
   II #2445, 8.00% - 2027                                   60,060        63,980
   II #2909, 8.00% - 2030                                   34,664        36,926
                                                                     -----------
                                                                       2,438,376
                                                                     -----------
NON-AGENCY SECURITIES - 3.2%
Chase Commercial Mortgage Securities Corporation:
   1997-1B, 7.37% - 2029                                 1,500,000     1,533,087
   1998-1B, 6.56% - 2030                                   500,000       516,834
Credit-Based Asset Servicing & Securitization,
   2004-CB5 AV2, 4.639% - 2035(3)                        3,000,000     2,999,968
Global Rate Eligible Asset Trust, 1998-A,
   7.33%, 2006(5,6)                                        794,237            --
                                                                     -----------
                                                                       5,049,889
                                                                     -----------
TOTAL MORTGAGE BACKED SECURITIES
   (cost $67,269,143)                                                 65,407,722
                                                                     -----------
U.S. AGENCY BONDS & NOTES - 7.4%
Federal Home Loan Bank,
   6.375%, 2006                                         $  900,000   $   909,302
Federal Home Loan Mortgage Corporation,
   2.85% - 2007                                          3,000,000     2,936,649
Federal National Mortgage Association:
   4.00% - 2007                                          3,000,000     2,966,532
   6.00% - 2008                                            850,000       873,797
   5.00% - 2013(2)                                       1,935,000     1,900,874
   6.625% - 2030                                           750,000       924,774
   7.125% - 2030                                         1,000,000     1,305,390
                                                                     -----------
TOTAL U.S. AGENCY BONDS & NOTES
   (cost $11,549,236)                                                 11,817,318
                                                                     -----------
U.S. GOVERNMENT SECURITIES - 17.1%
U.S. Treasury Bond:
   4.00% - 2007                                          3,000,000     2,979,141
   4.25% - 2015                                            650,000       641,596
   4.50% - 2015                                          5,500,000     5,545,117
   5.375% - 2031                                         5,000,000     5,616,405
U.S. Treasury Notes:
   3.375% - 2007                                         4,000,000     3,951,248
   3.750% - 2007                                           600,000       594,890
   6.25% - 2007                                          1,750,000     1,783,633
   4.125% - 2008                                         3,000,000     2,983,476
   3.875% - 2010                                         2,000,000     1,958,360
   4.00% - 2010                                            600,000       591,281
   64.50% - 2010                                           550,000       552,965
                                                                     -----------
TOTAL U.S. GOVERNMENT SECURITIES
   (cost $27,171,383)                                                 27,198,112
                                                                     -----------
COMMERCIAL PAPER - 3.4%
BANKING - 0.6%
UBS Finance (De), Inc.,
   4.28%, 01-03-06                                       1,000,000       999,762
                                                                     -----------
BROKERAGE - 2.2%
Goldman Sachs Group, Inc.:
   4.32%, 01-04-06                                       1,000,000       999,640
   4.33%, 01-09-06                                       1,000,000       999,038
   4.33%, 01-10-06                                       1,500,000     1,498,376
                                                                     -----------
                                                                       3,497,054
                                                                     -----------
FINANCIAL - OTHER - 0.6%
Countrywide Financial,
   4.30%, 01-03-06                                       1,000,000       999,757
                                                                     -----------
TOTAL COMMERCIAL PAPER
   (cost $5,496,573)                                                   5,496,573
                                                                     -----------


                                       42                See accompanying notes.

Schedule of Investments                                                 SERIES E
December 31, 2005                                    (DIVERSIFIED INCOME SERIES)

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                       ----------   ------------
ASSET BACKED COMMERCIAL PAPER - 2.3%

FINANCIAL COMPANIES - MISCELLANEOUS
RECEIVABLES - 1.1%
Jupiter Securitization Corporation,
   4.26%, 01-12-06                                     $1,700,000   $  1,697,787
                                                                    ------------
FINANCIAL COMPANIES - SECURITIES - 0.6%
Asset One Securitization,
   4.32%, 01-06-06                                      1,000,000        999,393
                                                                    ------------
FINANCIAL COMPANIES - TRADE RECEIVABLES - 0.6%
Old Line Funding Corporation,
   4.31%, 01-05-06                                      1,000,000        999,521
                                                                    ------------
TOTAL ASSET BACKED COMMERCIAL PAPER
   (cost $3,696,701)                                                   3,696,701
                                                                    ------------
REPURCHASE AGREEMENT - 0.5%

United Missouri Bank, 3.78%, dated 12-30-05,
   matures 01-03-06; repurchase amount of
   $722,303 (Collateralized by U.S. Treasury
   Notes, 7.00%, 07-15-06 with a value of $737,027)       722,000        722,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (cost $722,000)                                                       722,000
                                                                    ------------
TOTAL INVESTMENTS - 99.0%
   (cost $158,986,020)                                               157,730,889
CASH & OTHER ASSETS, LESS LIABILITIES - 1.0%                           1,655,278
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $159,386,167
                                                                    ============

For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $160,848,765.

*    Non-income producing security

(1) Security is a 144A series The total market value of 144A securities is $8,332,401 (cost $8,185,488), or 5.2% of total net assets.

(2) Security is a step bond. Rate indicated is rate effective at December 31, 2005.

(3) Variable rate security. Rate indicated is rate effective at December 31, 2005.

(4)  Security is in default due to bankruptcy.

(5) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $0, or 0.0% or net assets.

(6) Security is illiquid. The total market value of illiquid securities is $0 (cost $1,292,574), or 0.0% or net assets.


                                       43                See accompanying notes.

                                                                        SERIES E
                                                     (DIVERSIFIED INCOME SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) .......................................   $157,730,889
Cash ...........................................................         19,525
Receivables:
   Fund shares sold ............................................        485,006
   Interest ....................................................      1,436,198
Prepaid expenses ...............................................          2,945
                                                                   ------------
Total assets ...................................................    159,674,563
                                                                   ============

LIABILITIES:
Payable for:
   Fund shares redeemed ........................................        159,731
   Management fees .............................................         80,679
   Custodian fees ..............................................          5,400
   Transfer agent and administration fees ......................         17,813
   Professional fees ...........................................         13,874
   Director's fees .............................................          2,000
   Other .......................................................          8,899
                                                                   ------------
Total liabilities ..............................................        288,396
                                                                   ------------
NET ASSETS .....................................................   $159,386,167
                                                                   ============

NET ASSETS CONSIST OF:
Paid in capital ................................................   $166,439,444
Accumulated undistributed net investment income ................      5,900,401
Accumulated net realized loss on sale of investments ...........    (11,698,547)
Net unrealized depreciation in value of investments ............     (1,255,131)
                                                                   ------------
Net assets .....................................................   $159,386,167
                                                                   ============

Capital shares authorized ......................................      unlimited
Capital shares outstanding .....................................     13,777,614
Net asset value per share
   (net assets divided by shares outstanding) ..................   $      11.57
                                                                   ============

(1)Investments, at cost ........................................   $158,986,020

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Interest .....................................................   $ 7,836,482
                                                                    -----------
   Total investment income ......................................     7,836,482
                                                                    -----------

EXPENSES:
   Management fees ..............................................     1,176,444
   Administration fees ..........................................       153,511
   Custodian fees ...............................................        21,032
   Transfer agent/maintenance fees ..............................        25,210
   Directors' fees ..............................................         8,951
   Professional fees ............................................        28,809
   Reports to shareholders ......................................        17,258
   Other expenses ...............................................         7,372
                                                                    -----------
   Total expenses ...............................................     1,438,587
   Less: Expenses waived ........................................      (235,290)
                                                                    -----------
   Net expenses .................................................     1,203,297
                                                                    -----------
   Net investment income ........................................     6,633,185
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on:
   Investments ..................................................       975,729
                                                                    -----------
   Net realized gain ............................................       975,729
                                                                    -----------

Net unrealized depreciation during the year on:
   Investments ..................................................    (4,694,841)
                                                                    -----------
   Net unrealized depreciation ..................................    (4,694,841)
                                                                    -----------

   Net realized and unrealized loss .............................    (3,719,112)
                                                                    -----------
   Net increase in net assets resulting from operations .........   $ 2,914,073
                                                                    ===========


                                       44                See accompanying notes.

                                                                        SERIES E
Statement of Changes in Net Assets                   (DIVERSIFIED INCOME SERIES)

                                                                           YEAR ENDED          YEAR ENDED
                                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                       -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ...........................................     $  6,633,185        $  6,989,137
   Net realized gain during the period on investments ..............          975,729             118,614
   Net unrealized depreciation during the period on investments ....       (4,694,841)         (1,211,731)
                                                                         ------------        ------------
   Net increase in net assets resulting from operations ............        2,914,073           5,896,020
                                                                         ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................................               --          (1,418,099)
                                                                         ------------        ------------
   Total distributions to shareholders .............................               --          (1,418,099)
                                                                         ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ....................................       63,916,593          56,833,626
   Distributions reinvested ........................................               --           1,418,099
   Cost of shares redeemed .........................................      (66,971,923)        (62,673,986)
                                                                         ------------        ------------
   Net decrease from capital share transactions ....................       (3,055,330)         (4,422,261)
                                                                         ------------        ------------
   Net increase (decrease) in net assets ...........................         (141,257)             55,660
                                                                         ------------        ------------

NET ASSETS:
   Beginning of period .............................................      159,527,424         159,471,764
                                                                         ------------        ------------
   End of period ...................................................     $159,386,167        $159,527,424
                                                                         ============        ============

   Accumulated undistributed net investment income at end of year ..     $  5,900,401        $  6,431,543
                                                                         ============        ============

CAPITAL SHARE ACTIVITY:
   Shares sold .....................................................        5,569,608           5,093,132
   Shares reinvested ...............................................               --             126,616
   Shares redeemed .................................................       (5,836,749)         (5,613,540)
                                                                         ------------        ------------
   Total capital share activity ....................................         (267,141)           (393,792)
                                                                         ============        ============


                                       45                See accompanying notes.

Financial Highlights
Selected data for each share of capital                                 SERIES E
stock outstanding throughout each year               (DIVERSIFIED INCOME SERIES)

                                                                          YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------
                                                            2005       2004       2003       2002         2001
                                                          --------   --------   --------   --------   ------------
PER SHARE DATA
Net asset value, beginning of period                      $  11.36   $  11.04   $  11.83   $  11.40     $  11.37
                                                          --------   --------   --------   --------     --------
Income (loss) from investment operations:
Net investment income                                         0.49       0.50       0.68       0.51         0.58
Net gain (loss) on securities (realized and unrealized)      (0.28)     (0.08)     (0.31)      0.51         0.20
                                                          --------   --------   --------   --------     --------
Total from investment operations                              0.21       0.42       0.37       1.02         0.78
                                                          --------   --------   --------   --------     --------
Less distributions:
Dividends from net investment income                            --      (0.10)     (1.16)     (0.59)       (0.75)
                                                          --------   --------   --------   --------     --------
Total distributions                                             --      (0.10)     (1.16)     (0.59)       (0.75)
                                                          --------   --------   --------   --------     --------
Net asset value, end of period                            $  11.57   $  11.36   $  11.04   $  11.83     $  11.40
                                                          ========   ========   ========   ========     ========
TOTAL RETURN(A)                                               1.85%      3.82%      3.19%      9.29%        7.18%
                                                          --------   --------   --------   --------     --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $159,386   $159,527   $159,472   $195,754     $142,538
                                                          --------   --------   --------   --------     --------
Ratios to average net assets:
Net investment income                                         4.23%      4.42%      4.39%      5.00%        5.67%
Total expenses(b)                                             0.92%      0.89%      0.84%      0.83%        0.83%
Net expenses(c)                                               0.77%      0.75%      0.84%      0.83%        0.83%
                                                          --------   --------   --------   --------     --------
Portfolio turnover rate                                         60%        39%        45%        32%          46%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.


                                       46                See accompanying notes.

                                                                        SERIES G
Manager's Commentary                                   (LARGE CAP GROWTH SERIES)
February 15, 2006                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

                           (PHOTO OF MARK A. MITCHELL)
                                Mark A. Mitchell
                                Portfolio Manager

TO OUR SHAREHOLDERS:

Series G of the SBL Fund - Large Cap Growth Series returned 3.33% for the 12-month period ended December 31, 2005, lagging the benchmark Russell 1000 Growth Index's return of 5.26% and the Series' peer group median return of 6.79%. The last few years, the market favored lower quality, higher beta stocks. In such environments, we tend to under perform. While disappointing, we believe that our approach delivers performance over the long term.

Our approach to managing the Series is based on our investment philosophy described below.

We understand a company's growth potential over the long-term based on our bottom up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long-term, and we take advantage of investor uncertainty and short-term thinking.

For this Series, we apply this philosophy to a broad range of growth companies.

INDUSTRIAL AND FINANCIAL STOCKS TOP PERFORMERS

The Series' industrial sector holdings were up 6% compared to up 4% for the Index. Positions in J.B. Hunt Transport Services, Inc. (JB Hunt) and W.W. Grainger, Inc. (Grainger) contributed positively to the Series' performance. JB Hunt, up over 25%, benefited from solid trucking demand in a supply constrained industry. Grainger, up 14%, was driven by strong economic growth and progress on internal productivity initiatives.

Within the financial sector, First Marblehead Corporation was up over 48%. The company experienced short-term issues surrounding business practices and subsequent management changes. Our view was that these were temporary issues that did not significantly diminish the company's competitive position or growth prospects. This is a good example of our ability to capitalize on market overreactions by allowing us to invest in what we believe is a superior business at a very reasonable price.

HEALTHCARE AND TECHNOLOGY DISAPPOINTING

Healthcare, as a sector overall, under performed the index. Zimmer Holdings, Inc. (Zimmer) and Boston Scientific both had negative impact on the Series. Zimmer was down over 15% as a result of concerns regarding the industry pricing environment and its longer term growth prospects. We believe these are short-term issues that will be more than offset by Zimmer's strong competitive position in the health industry. Boston Scientific was down over 24% as a result of concerns regarding its long-term growth prospects and declining market share in the drug eluting stent market in the U.S.

Technology, as a sector overall, produced limited returns in 2005. However, there were good performers at the company level. Apple Computers, Inc. (Apple), up 123%, benefited significantly from the excitement around new product launches in its flagship iPod digital music player and notebook computer lines. While we believe Apple is a good company, it does not meet our valuation criteria.

2006 MARKET OUTLOOK

Though we are positive on the equity market for 2006, we do have several near-term concerns. The most significant, in our opinion, is the spending capacity of the U.S. consumer. Above average consumer spending trends have persisted as a result of favorable monetary and fiscal policies. These favorable policy trends are now being reversed. Additionally, higher energy prices will continue to weigh heavily on the consumer as we move through the winter heating season.

We continue to look for opportunities that are long-term in nature and benefit from both an attractive valuation and the ability to improve their fundamental competitive positions.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value(1). We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


Mark A. Mitchell
Portfolio Manager

(1) Dollar cost averaging does not assure profits or protect against loss in a declining market.

                                                                        SERIES G
Manager's Commentary                                   (LARGE CAP GROWTH SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES G VS. RUSSELL 1000 GROWTH INDEX

                               (PERFORMANCE GRAPH)

             SERIES G                              RUSSELL 1000 GROWTH INDEX
-----------------------------                     --------------------------
        DATE         VALUE                           DATE           VALUE
    ----------     ---------                       ----------     ---------
      5/1/2000     10,000.00    INCEPTION 5/01/00                 10,000.00
     6/30/2000     10,210.00                         06/30/00     10,215.80
     9/30/2000      9,650.00                         09/30/00      9,665.85
    12/31/2000      7,980.00                         12/31/00      7,603.20
     3/31/2001      6,670.00                        3/31/2001      6,014.12
     6/30/2001      7,170.00                        6/30/2001      6,520.45
     9/30/2001      5,980.00                        9/30/2001      5,254.83
    12/31/2001      6,750.00                       12/31/2001      6,050.69
     3/31/2002      6,480.00                        3/31/2002      5,894.05
     6/30/2002      5,350.00                        6/30/2002      4,793.50
     9/30/2002      4,570.00                        9/30/2002      4,072.29
    12/31/2002      4,920.00                       12/31/2002      4,363.25
     3/31/2003      4,900.00                        3/31/2003      4,316.46
     6/30/2003      5,520.00                        6/30/2003      4,934.37
     9/30/2003      5,610.00                        9/30/2003      5,127.70
    12/31/2003      6,100.00                       12/31/2003      5,662.10
     3/31/2004      6,120.00                        3/31/2004      5,706.44
     6/30/2004      6,210.00                        6/30/2004      5,816.96
     9/30/2004      5,880.00                        9/30/2004      5,513.30
    12/31/2004      6,300.00                       12/31/2004      6,018.96
     3/31/2005      5,950.00                        3/31/2005      5,773.19
     6/30/2005      6,100.00                        6/30/2005      5,915.64
     9/30/2005      6,260.00                        9/30/2005      6,153.05
    12/31/2005      6,510.00                       12/31/2005      6,336.28

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series G (Large Cap Growth Series) on May 1, 2000 (date of inception) and reflects the fees and expenses of Series G. The Russell 1000(R) Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   14.70%
Consumer Staples                          7.06
Energy                                    6.12
Financials                               10.10
Health Care                              15.70
Industrials                              20.39
Information Technology                   18.42
Exchange Traded Funds                     4.48
Commercial Paper                          4.83
U.S. Government Agency                    1.93
Liabilities, less cash & other assets    (3.73)
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS   SINCE INCEPTION (5-1-00)
-------------------------   ------   -------   ------------------------
Series G                     3.33%   (3.99%)            (7.29%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                       48                See accompanying notes.

                                                                        SERIES G
Manager's Commentary                                   (LARGE CAP GROWTH SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                                       BEGINNING         ENDING      EXPENSES PAID
                                     ACCOUNT VALUE   ACCOUNT VALUE       DURING
                                        07-01-05      12-31-05(1)      PERIOD(2)
                                     -------------   -------------   -------------
Series G (Large Cap Growth Series)
Actual                                 $1,000.00        $1,056.80       $4.87
Hypothetical                            1,000.00         1,020.47        4.79

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 5.68%.

(2) Expenses are equal to the Series annualized expense ratio (net of expense waivers and earnings credits) of 0.94% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES G
December 31, 2005                                      (LARGE CAP GROWTH SERIES)

                                                          NUMBER        MARKET
                                                         OF SHARES      VALUE
                                                        ----------   -----------
COMMON STOCKS - 97.0%
AEROSPACE & DEFENSE - 5.4%
General Dynamics Corporation                                10,800   $ 1,231,740
United Technologies Corporation                             28,300     1,582,253
                                                                     -----------
                                                                       2,813,993
                                                                     -----------
AIR FREIGHT & LOGISTICS - 3.5%
FedEx Corporation                                           17,400     1,798,986
                                                                     -----------
BIOTECHNOLOGY - 1.9%
Amgen, Inc.*                                                12,200       962,092
                                                                     -----------
BROADCASTING & CABLE TV - 3.7%
Univision Communications, Inc.*                             65,300     1,919,167
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 6.9%
3Com Corporation*                                          116,000       417,600
ADC Telecommunications, Inc.*                               47,229     1,055,086
Cisco Systems, Inc.*                                        73,500     1,258,320
Qualcomm, Inc.                                              19,500       840,060
                                                                     -----------
                                                                       3,571,066
                                                                     -----------
CONSUMER FINANCE - 2.2%
American Express Company                                    22,500     1,157,850
                                                                     -----------
DATA PROCESSING & OUTSOURCED SERVICES - 3.3%
First Data Corporation                                      39,300     1,690,293
                                                                     -----------
DRUG RETAIL - 3.1%
CVS Corporation                                             59,900     1,582,558
                                                                     -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
Power-One, Inc.*                                           100,100       602,602
                                                                     -----------
EXCHANGE TRADED FUNDS - 4.5%
iShares Russell 1000 Growth
Index Fund                                                  25,200     1,286,460
iShares S&P 500 Growth Index Funds                          17,400     1,031,646
                                                                     -----------
                                                                       2,318,106
                                                                     -----------
GENERAL MERCHANDISE STORES - 0.8%
Target Corporation                                           8,000       439,760
                                                                     -----------
HEALTH CARE EQUIPMENT - 6.5%
Medtronic, Inc.                                             31,900     1,836,483
Zimmer Holdings, Inc.*                                      22,400     1,510,656
                                                                     -----------
                                                                       3,347,139
                                                                     -----------
HEALTH CARE SERVICES - 2.6%
Covance, Inc.*                                              28,100     1,364,255
                                                                     -----------
HOME IMPROVEMENT RETAIL - 3.4%
Home Depot, Inc.                                            44,000     1,781,120
                                                                     -----------
HOTELS, RESORTS & CRUISE LINES - 3.9%
Carnival Corporation                                        37,800     2,021,166
                                                                     -----------
HYPERMARKETS & SUPERCENTERS - 2.9%
Wal-Mart Stores, Inc.                                       32,600     1,525,680
                                                                     -----------
INDUSTRIAL CONGLOMERATES - 4.1%
General Electric Company                                    60,700     2,127,535
                                                                     -----------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                        ----------   -----------
MANAGED HEALTH CARE - 2.3%
UnitedHealth Group, Inc.                                    18,800   $ 1,168,232
                                                                     -----------
MOVIES & ENTERTAINMENT - 2.8%
Viacom, Inc. (Cl.B)                                         44,400     1,447,440
                                                                     -----------
MULTI-LINE INSURANCE - 4.3%
American International Group, Inc.                          32,800     2,237,944
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 3.1%
BJ Services Company                                         43,600     1,598,812
                                                                     -----------
OIL & GAS STORAGE & TRANSPORTATION - 3.0%
Williams Companies, Inc.                                    67,700     1,568,609
                                                                     -----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 3.5%
Citigroup, Inc.                                             20,200       980,306
First Marblehead Corporation                                25,900       851,074
                                                                     -----------
                                                                       1,831,380
                                                                     -----------
PHARMACEUTICALS - 2.5%
Johnson & Johnson                                           21,400     1,286,140
                                                                     -----------
SEMICONDUCTORS - 4.5%
Analog Devices, Inc.                                        22,700       814,249
Applied Micro Circuits Corporation*                        154,300       396,551
Intel Corporation                                           44,400     1,108,224
                                                                     -----------
                                                                       2,319,024
                                                                     -----------
SOFT DRINKS - 1.1%
PepsiCo, Inc.                                                9,300       549,444
                                                                     -----------
SYSTEMS SOFTWARE - 3.8%
Microsoft Corporation                                       74,800     1,956,020
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS - 2.7%
W.W. Grainger, Inc.                                         19,900     1,414,890
                                                                     -----------
TRUCKING - 3.5%
J.B. Hunt Transport Services, Inc.                          79,400     1,797,616
                                                                     -----------
TOTAL COMMON STOCKS
   (cost $45,308,002)                                                 50,198,919
                                                                     -----------
COMMERCIAL PAPER - 4.8%

BANKING - 1.9%
UBS Finance (De) Inc.,
   4.28%, 01-03-06                                      $1,000,000       999,762
                                                                     -----------
BROKERAGE - 2.9%
   Morgan Stanley, 4.43%, 01-04-06                      $1,500,000     1,499,446
                                                                     -----------
TOTAL COMMERCIAL PAPER
   (cost $2,499,208)                                                   2,499,208
                                                                     -----------


                                       50                See accompanying notes.

Schedule of Investments                                                 SERIES G
December 31, 2005                                      (LARGE CAP GROWTH SERIES)

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                       ----------   ------------
U.S. GOVERNMENT SPONSORED AGENCIES - 1.9%
Federal Home Loan Bank,
   3.35%, 01-03-06                                     $1,000,000   $    999,814
                                                                    ------------
TOTAL U.S. GOVERNMENT SPONSORED AGENCIES
   (cost $999,814)                                                       999,814
                                                                    ------------
TOTAL INVESTMENTS - 103.7%
   (cost $48,807,024)                                                 53,697,941
LIABILITIES, LESS CASH & OTHER ASSETS - (3.7%)                       (1,926,045)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $ 51,771,896
                                                                    ============

For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $49,633,872.

*    Non-income producing security


                                       51                See accompanying notes.

                                                                        SERIES G
                                                       (LARGE CAP GROWTH SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ........................................   $ 53,697,941
Cash ............................................................        549,540
Receivables:
   Fund shares sold .............................................        189,070
   Dividends ....................................................         33,276
Prepaid expenses ................................................            849
                                                                    ------------
Total assets ....................................................     54,470,676
                                                                    ------------
LIABILITIES:
Payable for:
   Securities purchased .........................................      2,609,432
   Fund shares redeemed .........................................         39,838
   Management fees ..............................................         33,153
   Transfer agent and administration fees .......................          6,343
   Professional fees ............................................          7,743
   Director's fees ..............................................            600
   Other ........................................................          1,671
                                                                    ------------
   Total liabilities ............................................      2,698,780
                                                                    ------------
NET ASSETS ......................................................   $ 51,771,896
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $ 64,614,422
Accumulated undistributed net
   investment income ............................................         40,003
Accumulated net realized loss
   on sale of investments .......................................    (17,773,446)
Net unrealized appreciation
   in value of investments ......................................      4,890,917
                                                                    ------------
Net assets ......................................................   $ 51,771,896
                                                                    ============
Capital shares authorized .......................................      unlimited
Capital shares outstanding ......................................      7,946,827
Net asset value per share
   (net assets divided by shares outstanding) ...................   $       6.51
                                                                    ============
(1)Investments, at cost .........................................   $ 48,807,024

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends ....................................................     $  417,801
   Interest .....................................................         46,063
                                                                      ----------
   Total investment income ......................................        463,864
                                                                      ----------
EXPENSES:
   Management fees ..............................................        447,820
   Administration fees ..........................................         40,757
   Custodian fees ...............................................          2,595
   Transfer agent/maintenance fees ..............................         25,116
   Directors' fees ..............................................          2,610
   Professional fees ............................................         12,066
   Reports to shareholders ......................................          4,696
   Other expenses ...............................................          2,049
                                                                      ----------
   Total expenses ...............................................        537,709
   Less: Expenses waived ........................................       (111,955)
      Earnings credits applied ..................................         (1,893)
                                                                      ----------
   Net expenses .................................................        423,861
                                                                      ----------
   Net investment income ........................................         40,003
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on:
   Investments ..................................................        672,246
                                                                      ----------
   Net realized gain ............................................        672,246
                                                                      ----------
Net unrealized appreciation during the year on:
   Investments ..................................................        983,969
                                                                      ----------
   Net unrealized appreciation ..................................        983,969
                                                                      ----------
   Net realized and unrealized gain .............................      1,656,215
                                                                      ----------
   Net increase in net assets
      resulting from operations .................................     $1,696,218
                                                                      ==========


                                       52                See accompanying notes.

                                                                        SERIES G
Statement of Changes in Net Assets                     (LARGE CAP GROWTH SERIES)

                                                                       YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,   DECEMBER 31,
                                                                          2005           2004
                                                                      ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income ..........................................   $     40,003   $    212,012
   Net realized gain during the period on investments .............        672,246        744,288
   Net unrealized appreciation during the period on investments ...        983,969        431,077
                                                                      ------------   ------------
   Net increase in net assets resulting from operations ...........      1,696,218      1,387,377
                                                                      ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ...................................     23,660,378     22,090,555
   Cost of shares redeemed ........................................    (17,862,928)   (25,656,305)
                                                                      ------------   ------------
   Net increase (decrease) from capital share transactions ........      5,797,450     (3,565,750)
                                                                      ------------   ------------
   Net increase (decrease) in net assets ..........................      7,493,668     (2,178,373)
                                                                      ------------   ------------
NET ASSETS:
   Beginning of period ............................................     44,278,228     46,456,601
                                                                      ------------   ------------
   End of period ..................................................   $ 51,771,896   $ 44,278,228
                                                                      ============   ============
   Accumulated undistributed net investment income at end of year..   $     40,003   $    212,012
                                                                      ============   ============
CAPITAL SHARE ACTIVITY:
   Shares sold ....................................................      3,806,380      3,634,256
   Shares redeemed ................................................     (2,887,084)    (4,217,797)
                                                                      ------------   ------------
   Total capital share activity ...................................        919,296       (583,541)
                                                                      ============   ============


                                       53                See accompanying notes.

Financial Highlights
Selected data for each share of capital                                 SERIES G
stock outstanding throughout each period               (LARGE CAP GROWTH SERIES)

                                                                           YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------
                                                            2005      2004      2003        2002 (D)       2001
                                                          -------   -------   -------       --------   ------------
PER SHARE DATA

Net asset value, beginning of period                      $  6.30   $  6.10   $  4.92       $  6.75       $ 7.98
                                                          -------   -------   -------       -------      -------
Income (loss) from investment operations:
Net investment income (loss)                                   --      0.03        --         (0.02)       (0.02)
Net gain (loss) on securities (realized and unrealized)      0.21      0.17      1.18         (1.81)       (1.21)
                                                          -------   -------   -------       -------       ------
Total from investment operations                             0.21      0.20      1.18         (1.83)       (1.23)
                                                          -------   -------   -------       -------       ------
Net asset value, end of period                            $  6.51   $  6.30   $  6.10       $  4.92       $ 6.75
                                                          =======   =======   =======       =======       ======
TOTAL RETURN (A)                                             3.33%     3.28%    23.98%       (27.11%)     (15.41%)
                                                          -------   -------   -------       -------      -------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)                  $51,772   $44,278   $46,457       $29,099      $15,689
                                                          -------   -------   -------       -------      -------
Ratios to average net assets:
Net investment income (loss)                                 0.09%     0.50%    (0.05%)(e)    (0.20%)      (0.30%)
Total expenses (b)                                           1.20%     1.20%     1.19%         1.21%        1.23%
Net expenses (c)                                             0.95%     0.97%     1.19%         1.21%        1.22%
Expenses prior to custodian earnings credits and net of
   expense waivers                                           0.95%     0.97%     1.19%         1.21%        1.23%
                                                          -------   -------   -------       -------      -------
Portfolio turnover rate                                        40%       63%       30%           48%           4%

(A) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(d) The financial highlights for Series G exclude the historical financial highlights of Series L. The assets of Series L were acquired by Series G on August 27, 2002.

(e)  Net investment income is less than $0.01 per share.


                                       54                See accompanying notes.

                                                                        SERIES H
Managers' Commentary                                     (ENHANCED INDEX SERIES)
February 15, 2006                                                    (unaudited)

                                                           (NORTHERN TRUST LOGO)

                                                         Advisor, Northern Trust

TO OUR SHAREHOLDERS:

Series H of the SBL Fund - Enhanced Index Series posted a total return of 5.04% for the 12-month period ended December 31, 2005 versus 4.91% for its benchmark, the S&P 500 Index.

Though U.S. equity markets posted gains in 2005, there were a number of factors that contributed to the overall weak returns. The Federal Reserve Bank raised interest rates eight times during the year, bringing the total to thirteen 25 basis point increases since the tightening cycle began in June 2004. As of the end of 2005, the federal funds rate stood at 4.25%. As oil prices and the dollar strengthened, fresh inflation concerns and speculative demand drove gold prices to their highest level in nearly 25 years, rising 25% and peaking at $540.90 toward the end of December. In the third quarter of 2005, the impact of hurricanes Katrina and Rita in the U.S. pushed crude oil prices briefly above $71 before retreating during the fourth quarter and finishing the year at $61.

INVESTMENT MANAGEMENT CRITERIA

The Series is managed using a proprietary quantitative stock selection model that assigns each company in the S&P 500 an expected return based upon multiple factors. These factors are based on four broad characteristics: Valuation (is the stock reasonably priced?), Momentum (Price and Earnings Momentum), Earnings (Earnings Quality and Stability) and Management Signals (signals given by management and insiders trading in company stock). Additionally, there are strict risk constraints that limit deviations from the benchmark with respect to individual stocks, sectors, industries, style and size.

KEYS TO THE SERIES' GAIN

Driving the Series' positive performance in 2005 were the portfolio's exposures to companies with strong price momentum, high earnings yield, and positive earnings surprises -- all factors that performed well across a broad number of sectors.

During 2005, the market rewarded moderately valued securities that displayed attractive growth characteristics, especially within the energy and utilities sectors. The energy sector returned 31.3% for the year while the utilities sector returned 16.8%. The Series' bottom up stock selection model and portfolio construction methodology are designed to ensure the portfolio will have exposures to all sectors, relying on stock selection within sectors to enhance returns relative to the benchmark. For example, within the energy sector the model recommended overweight positions in Burlington Resources and Nabors Industries, both stocks with reasonable valuations, favorable earnings indicators and strong price momentum characteristics. These stocks returned 99.3% and 47.7% respectively, helped by sharply rising energy prices in the wake of the hurricanes and strong global demand.

Less favorable in the energy sector was the model's recommendation of underweight in Valero Energy Corporation, which was rated low because of rich valuations but that nevertheless appreciated in the strong energy markets, rising 128% during the year.

In 2006, we expect to see continued solid economic growth and constrained inflation, which will present an attractive backdrop for equities.

We express our gratitude to our shareholders for their confidence in the Series and assure them that we will continue to apply our disciplined, quantitative approach while adhering to our strict risk control process.

Sincerely,


Enhanced Index Team

                                                                        SERIES H
Managers' Commentary                                     (ENHANCED INDEX SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES H VS. S&P 500 INDEX

                              (PERFORMANCE GRAPH)

           SERIES H                                    S&P 500 INDEX
---------------------------                      --------------------------
       DATE        VALUE                            DATE            VALUE
   ----------    ---------                       ----------       ---------
     5/3/1999    10,000.00   INCEPTION 5/03/99                    10,000.00
    6/30/1999    10,330.00                          6/30/99       10,305.90
    9/30/1999     9,700.00                          9/30/99        9,662.23
   12/31/1999    11,231.86                         12/31/99       11,099.83
      3/31/00    11,513.92                          3/31/00       11,354.94
      6/30/00    11,171.42                         06/30/00       11,053.83
      9/30/00    11,028.87                         09/30/00       10,946.91
     12/31/00    10,086.15                         12/31/00       10,091.15
    3/31/2001     8,846.84                        3/31/2001        8,895.28
    6/30/2001     9,345.68                        6/30/2001        9,416.16
    9/30/2001     7,940.77                        9/30/2001        8,034.87
   12/31/2001     8,775.57                       12/31/2001        8,893.97
    3/31/2002     8,777.35                        3/31/2002        8,918.14
    6/30/2002     7,579.05                        6/30/2002        7,723.63
    9/30/2002     6,257.83                        9/30/2002        6,389.69
   12/31/2002     6,758.69                       12/31/2002        6,929.34
    3/31/2003     6,531.68                        3/31/2003        6,711.11
    6/30/2003     7,501.63                        6/30/2003        7,744.15
    9/30/2003     7,687.37                        9/30/2003        7,949.11
   12/31/2003     8,636.02                       12/31/2003        8,917.03
    3/31/2004     8,781.51                        3/31/2004        9,068.30
    6/30/2004     8,906.22                        6/30/2004        9,223.74
    9/30/2004     8,706.68                        9/30/2004        9,050.82
   12/31/2004     9,486.84                       12/31/2004        9,886.55
    3/31/2005     9,289.20                        3/31/2005        9,673.56
    6/30/2005     9,393.22                        6/30/2005        9,805.25
    9/30/2005     9,736.50                        9/30/2005       10,159.08
   12/31/2005     9,965.35                       12/31/2005       10,370.14

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on May 3, 1999 (date of inception) and reflects the fees and expenses of Series H. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   10.40%
Consumer Staples                          9.55
Energy                                    9.13
Financials                               20.43
Health Care                              13.23
Industrials                              10.82
Information Technology                   15.03
Materials                                 2.76
Telecommunication Services                3.04
Utilities                                 3.36
U.S. Government Securities                0.28
Repurchase Agreement                      1.56
Cash & other assets, less liabilities     0.41
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

                                               SINCE INCEPTION
PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS      (5-3-99)
-------------------------   ------   -------   ---------------
Series H                     5.04%   (0.24%)       (0.05%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                       56                See accompanying notes.

                                                                          SERIES
Managers' Commentary                                     (ENHANCED INDEX SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                                     BEGINNING         ENDING      EXPENSES PAID
                                   ACCOUNT VALUE   ACCOUNT VALUE       DURING
                                      07-01-05      12-31-05(1)      PERIOD(2)
                                   -------------   -------------   -------------
Series H (Enhanced Index Series)
   Actual                            $1,000.00       $1,053.90         $4.04
   Hypothetical                       1,000.00        1,021.27          3.97

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 5.39%.

(2) Expenses are equal to the Series annualized expense ratio (net of expense waivers) of 0.78% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES H
December 31, 2005                                        (ENHANCED INDEX SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS - 97.7%

AEROSPACE & DEFENSE - 2.5%
Boeing Company                                               2,800    $  196,672
General Dynamics Corporation                                 1,400       159,670
Honeywell International, Inc.                                6,700       249,575
Lockheed Martin Corporation                                  3,300       209,979
Northrop Grumman Corporation                                 1,500        90,165
Raytheon Company                                               400        16,060
United Technologies Corporation                              1,100        61,501
                                                                      ----------
                                                                         983,622
                                                                      ----------
AGRICULTURAL PRODUCTS - 0.3%
Archer-Daniels-Midland Company                               4,100       101,106
                                                                      ----------
AIR FREIGHT & LOGISTICS - 0.8%
United Parcel Service, Inc. (Cl.B)                           4,200       315,630
                                                                      ----------
APPAREL RETAIL - 0.3%
Gap, Inc.                                                    7,200       127,008
Limited Brands, Inc.                                           100         2,235
                                                                      ----------
                                                                         129,243
                                                                      ----------
APPAREL, ACCESSORIES & LUXURY GOODS - 0.1%
V.F. Corporation                                               700        38,738
                                                                      ----------
APPLICATION SOFTWARE - 0.3%
Compuware Corporation*                                       2,400        21,528
Mercury Interactive Corporation*                               300         8,337
Parametric Technology Corporation*                          14,200        86,620
                                                                      ----------
                                                                         116,485
                                                                      ----------
ASSET MANAGEMENT & CUSTODY BANKS - 0.7%
Ameriprise Financial, Inc.                                   1,120        45,920
Franklin Resources, Inc.                                     1,900       178,619
Mellon Financial Corporation                                 1,700        58,225
                                                                      ----------
                                                                         282,764
                                                                      ----------
AUTOMOTIVE RETAIL - 0.4%
AutoNation, Inc.*                                            7,000       152,110
                                                                      ----------
BIOTECHNOLOGY - 1.3%
Amgen, Inc.*                                                 6,100       481,046
Biogen Idec, Inc.*                                             700        31,731
                                                                      ----------
                                                                         512,777
                                                                      ----------
BROADCASTING & CABLE TV - 0.8%
Comcast Corporation*                                        11,800       306,328
E.W. Scripps Company                                           300        14,406
                                                                      ----------
                                                                         320,734
                                                                      ----------
BUILDING PRODUCTS - 0.4%
American Standard Companies, Inc.                            1,100        43,945
Masco Corporation                                            4,100       123,779
                                                                      ----------
                                                                         167,724
                                                                      ----------
COMMERCIAL PRINTING - 0.3%
R.R. Donnelley & Sons Company                                3,700       126,577
                                                                      ----------
COMMUNICATIONS EQUIPMENT - 2.9%
Ciena Corporation *                                          2,000    $    5,940
Cisco Systems, Inc.*                                        30,000       513,600
Comverse Technology, Inc.*                                   4,900       130,291
Corning, Inc.*                                               6,300       123,858
Lucent Technologies, Inc.*                                  11,300        30,058
Motorola, Inc.                                               2,900        65,511
Qualcomm, Inc.                                               2,700       116,316
Scientific-Atlanta, Inc.                                       100         4,307
Tellabs, Inc.*                                              14,300       155,870
                                                                      ----------
                                                                       1,145,751
                                                                      ----------
COMPUTER HARDWARE - 3.5%
Apple Computer, Inc.*                                        1,100        79,079
Dell, Inc.*                                                  9,000       269,910
Hewlett-Packard Company                                     14,700       420,861
International Business
   Machines Corporation                                      7,200       591,840
NCR Corporation*                                               900        30,546
                                                                      ----------
                                                                       1,392,236
                                                                      ----------
COMPUTER STORAGE & PERIPHERALS - 0.4%
EMC Corporation*                                            11,200       152,544
Lexmark International, Inc.*                                   200         8,966
                                                                      ----------
                                                                         161,510
                                                                      ----------
CONSTRUCTION & FARM MACHINERY - 0.7%
Cummins, Inc.                                                  500        44,865
Deere & Company                                              1,100        74,921
Paccar, Inc.                                                 2,500       173,075
                                                                      ----------
                                                                         292,861
                                                                      ----------
CONSUMER FINANCE - 1.2%
American Express Company                                     2,900       149,234
Capital One Financial Corporation                            1,600       138,240
MBNA Corporation                                             7,200       195,552
                                                                      ----------
                                                                         483,026
                                                                      ----------
DATA PROCESSING & OUTSOURCED SERVICES - 0.8%
Automatic Data Processing, Inc.                              1,500        68,835
Computer Sciences Corporation*                               2,100       106,344
Fiserv, Inc.*                                                3,300       142,791
                                                                      ----------
                                                                         317,970
                                                                      ----------
DEPARTMENT STORES - 0.7%
Federated Department Stores, Inc.                            2,500       165,825
J.C. Penney Company, Inc.                                      900        50,040
Sears Holding Corporation*                                     400        46,212
                                                                      ----------
                                                                         262,077
                                                                      ----------
DISTILLERS & VINTNERS - 0.3%
Brown-Forman Corporation (Cl.B)                              1,600       110,912
                                                                      ----------


                                      58                 See accompanying notes.

Schedule of Investments                                                 SERIES H
December 31, 2005                                        (ENHANCED INDEX SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)
DIVERSIFIED BANKS - 4.2%
Bank of America Corporation                                 16,864    $  778,274
Comerica, Inc.                                               3,000       170,280
U.S. Bancorp                                                 8,800       263,032
Wachovia Corporation                                         2,900       153,294
Wells Fargo & Company                                        5,200       326,716
                                                                      ----------
                                                                       1,691,596
                                                                      ----------
DIVERSIFIED CHEMICALS - 0.3%
Dow Chemical Company                                           400        17,528
Eastman Chemical Company                                     1,500        77,385
Engelhard Corporation                                          600        18,090
                                                                      ----------
                                                                         113,003
                                                                      ----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
Cendant Corporation                                          6,300       108,675
                                                                      ----------
DIVERSIFIED METALS & MINING - 0.5%
Phelps Dodge Corporation                                     1,300       187,031
                                                                      ----------
DRUG RETAIL - 0.1%
CVS Corporation                                              1,000        26,420
Walgreen Company                                               600        26,556
                                                                      ----------
                                                                          52,976
                                                                      ----------
ELECTRIC UTILITIES - 1.3%
Allegheny Energy, Inc.*                                      1,600        50,640
American Electric Power Company, Inc.                        4,000       148,360
Edison International                                         4,100       178,801
Entergy Corporation                                          1,700       116,705
FPL Group, Inc.                                                200         8,312
Progress Energy, Inc. -
   Contingent Value Obligation*(2)                             700            46
                                                                      ----------
                                                                         502,864
                                                                      ----------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
American Power Conversion Corporation                          900        19,800
Emerson Electric Company                                       800        59,760
                                                                      ----------
                                                                          79,560
                                                                      ----------
ELECTRONIC MANUFACTURING SERVICES - 0.2%
Molex, Inc.                                                  3,500        90,825
Sanmina-SCI Corporation*                                     1,800         7,668
                                                                      ----------
                                                                          98,493
                                                                      ----------
ENVIRONMENTAL & FACILITIES SERVICES - 0.2%
Waste Management, Inc.                                       3,100        94,085
                                                                      ----------
FERTILIZERS & AGRICULTURAL CHEMICALS - 0.2%
Monsanto Company                                             1,000        77,530
                                                                      ----------
FOOD RETAIL - 0.7%
Safeway, Inc.                                                3,400        80,444
Supervalu, Inc.                                              4,600       149,408
Whole Foods Market, Inc.                                       500        38,695
                                                                      ----------
                                                                         268,547
                                                                      ----------
FOOTWEAR - 0.2%
Nike, Inc. (Cl.B)                                            1,000    $   86,790
                                                                      ----------
FOREST PRODUCTS - 0.2%
Louisiana-Pacific Corporation                                3,300        90,651
                                                                      ----------
GAS UTILITIES - 0.0%
Nicor, Inc.                                                    400        15,724
                                                                      ----------
GENERAL MERCHANDISE STORES - 0.7%
Dollar General Corporation                                   5,900       112,513
Family Dollar Stores, Inc.                                   2,900        71,891
Target Corporation                                           1,900       104,443
                                                                      ----------
                                                                         288,847
                                                                      ----------
HEALTH CARE DISTRIBUTORS - 0.5%
AmerisourceBergen Corporation                                  600        24,840
Cardinal Health, Inc.                                        2,600       178,750
                                                                      ----------
                                                                         203,590
                                                                      ----------
HEALTH CARE EQUIPMENT - 2.1%
Baxter International, Inc.                                   2,400        90,360
Becton, Dickinson & Company                                  3,200       192,256
Fisher Scientific International, Inc.*                         100         6,186
Guidant Corporation                                          1,100        71,225
Hospira, Inc.*                                               3,700       158,286
Medtronic, Inc.                                              2,600       149,682
Stryker Corporation                                          1,900        84,417
Waters Corporation*                                            803        30,353
Zimmer Holdings, Inc.*                                         900        60,696
                                                                      ----------
                                                                         843,461
                                                                      ----------
HEALTH CARE FACILITIES - 0.9%
HCA, Inc.                                                    4,100       207,050
Manor Care, Inc.                                             2,100        83,517
Tenet Healthcare Corporation*                               11,600        88,856
                                                                      ----------
                                                                         379,423
                                                                      ----------
HEALTH CARE SERVICES - 0.2%
Caremark Rx, Inc.*                                           1,500        77,685
IMS Health, Inc.                                               300         7,476
                                                                      ----------
                                                                          85,161
                                                                      ----------
HOME IMPROVEMENT RETAIL - 1.0%
Home Depot, Inc.                                             6,700       271,216
Lowe's Companies, Inc.                                       2,100       139,986
                                                                      ----------
                                                                         411,202
                                                                      ----------
HOMEBUILDING - 0.7%
D.R. Horton, Inc.                                            3,300       117,909
KB Home                                                      1,700       123,522
Lennar Corporation                                             600        36,612
Pulte Homes, Inc.                                              300        11,808
                                                                      ----------
                                                                         289,851
                                                                      ----------


                                      59                 See accompanying notes.

Schedule of Investments                                                 SERIES H
December 31, 2005                                        (ENHANCED INDEX SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)
HOTELS, RESORTS & CRUISE LINES - 0.9%
Hilton Hotels Corporation                                    7,300    $  176,003
Marriott International, Inc.                                 2,600       174,122
                                                                      ----------
                                                                         350,125
                                                                      ----------
HOUSEHOLD APPLIANCES - 0.2%
Black & Decker Corporation                                     800        69,568
                                                                      ----------
HOUSEHOLD PRODUCTS - 2.4%
Clorox Company                                               2,806       159,633
Kimberly-Clark Corporation                                   4,000       238,600
Procter & Gamble Company                                     9,565       553,622
                                                                      ----------
                                                                         951,855
                                                                      ----------
HYPERMARKETS & SUPERCENTERS - 1.3%
Wal-Mart Stores, Inc.                                       11,400       533,520
                                                                      ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.9%
Duke Energy Corporation                                      7,700       211,365
Dynegy, Inc.*                                                1,100         5,324
TXU Corporation                                              2,600       130,494
                                                                      ----------
                                                                         347,183
                                                                      ----------
INDUSTRIAL CONGLOMERATES - 4.4%
3M Company                                                   3,100       240,250
General Electric Company                                    34,100     1,195,205
Tyco International, Ltd.                                    11,900       343,434
                                                                      ----------
                                                                       1,778,889
                                                                      ----------
INDUSTRIAL GASES - 0.4%
Air Products & Chemicals, Inc.                               2,900       171,651
                                                                      ----------
INDUSTRIAL MACHINERY - 0.4%
Illinois Tool Works, Inc.                                      100         8,799
Ingersoll-Rand Company, Ltd.                                 3,100       125,147
Parker Hannifin Corporation                                    300        19,788
                                                                      ----------
                                                                         153,734
                                                                      ----------
INTEGRATED OIL & GAS - 5.2%
Chevron Corporation                                          8,504       482,772
ConocoPhillips                                               3,400       197,812
Exxon Mobil Corporation(1)                                  24,000     1,348,080
Murphy Oil Corporation                                         600        32,394
Occidental Petroleum Corporation                               400        31,952
                                                                      ----------
                                                                       2,093,010
                                                                      ----------
INTEGRATED TELECOMMUNICATION SERVICES - 2.4%
AT&T, Inc.                                                  16,684       408,591
BellSouth Corporation                                        2,300        62,330
Qwest Communications International, Inc.*                   17,300        97,745
Verizon Communications, Inc.                                12,600       379,512
                                                                      ----------
                                                                         948,178
                                                                      ----------
INTERNET RETAIL - 0.4%
Amazon.com, Inc.*                                            1,100        51,865
eBay, Inc.*                                                  2,600       112,450
                                                                      ----------
                                                                         164,315
                                                                      ----------
INTERNET SOFTWARE & SERVICES - 0.3%
Yahoo!, Inc.*                                                2,700    $  105,786
                                                                      ----------
INVESTMENT BANKING & BROKERAGE - 2.1%
Bear Sterns Companies, Inc.                                    900       103,977
E*Trade Financial Corporation*                               1,700        35,462
Goldman Sachs Group, Inc.                                      600        76,626
Lehman Brothers Holdings, Inc.                               2,000       256,340
Merrill Lynch & Company, Inc.                                1,300        88,049
Morgan Stanley                                               5,200       295,048
                                                                      ----------
                                                                         855,502
                                                                      ----------
LIFE & HEALTH INSURANCE - 1.7%
Genworth Financial, Inc.                                     1,300        44,954
Jefferson-Pilot Corporation                                  1,200        68,316
MetLife, Inc.                                                5,400       264,600
Prudential Financial, Inc.                                   3,600       263,484
Torchmark Corporation                                        1,000        55,600
                                                                      ----------
                                                                         696,954
                                                                      ----------
MANAGED HEALTH CARE - 1.7%
Aetna, Inc.                                                  1,400       132,034
Cigna Corporation                                            1,600       178,720
Humana, Inc.*                                                3,500       190,155
UnitedHealth Group, Inc.                                     2,600       161,564
WellPoint, Inc.*                                               400        31,916
                                                                      ----------
                                                                         694,389
                                                                      ----------
METAL & GLASS CONTAINERS - 0.2%
Ball Corporation                                             2,000        79,440
                                                                      ----------
MOTORCYCLE MANUFACTURERS - 0.2%
Harley-Davidson, Inc.                                        1,400        72,086
                                                                      ----------
MOVIES & ENTERTAINMENT - 2.5%
News Corporation                                            15,500       241,025
Time Warner, Inc.                                           14,900       259,856
Viacom, Inc. (Cl.B)                                          9,500       309,700
Walt Disney Company                                          8,500       203,745
                                                                      ----------
                                                                       1,014,326
                                                                      ----------
MULTI-LINE INSURANCE - 1.3%
American International Group, Inc.                           6,900       470,787
Hartford Financial Services Group, Inc.                        500        42,945
                                                                      ----------
                                                                         513,732
                                                                      ----------
MULTI-UTILITIES - 1.2%
CMS Energy Corporation*                                      3,200        46,432
CenterPoint Energy, Inc.                                     6,900        88,665
KeySpan Corporation                                          2,400        85,656
PG&E Corporation                                             3,300       122,496
Teco Energy, Inc.                                            8,100       139,158
                                                                      ----------
                                                                         482,407
                                                                      ----------
OIL & GAS DRILLING - 1.3%
Nabors Industries, Ltd.*                                     2,300       174,225
Noble Corporation                                            2,200       155,188
Rowan Companies, Inc.                                        2,100        74,844
Transocean, Inc.*                                            1,900       132,411
                                                                      ----------
                                                                         536,668
                                                                      ----------


                                      60                 See accompanying notes.

Schedule of Investments                                                 SERIES H
December 31, 2005                                        (ENHANCED INDEX SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)
OIL & GAS EQUIPMENT & SERVICES - 0.1%
Schlumberger, Ltd.                                             600    $   58,290
                                                                      ----------
OIL & GAS EXPLORATION & PRODUCTION - 1.9%
Anadarko Petroleum Corporation                               1,700       161,075
Burlington Resources, Inc.                                   2,700       232,740
Devon Energy Corporation                                     3,100       193,874
XTO Energy, Inc.                                             4,200       184,548
                                                                      ----------
                                                                         772,237
                                                                      ----------
OIL & GAS REFINING & MARKETING - 0.2%
Valero Energy Corporation                                    1,400        72,240
                                                                      ----------
OIL & GAS STORAGE & TRANSPORTATION - 0.3%
El Paso Corporation                                         10,700       130,112
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 3.3%
Citigroup, Inc.                                             15,100       732,803
JP Morgan Chase & Company                                   10,841       430,279
Principal Financial Group, Inc.                              3,700       175,491
                                                                      ----------
                                                                       1,338,573
                                                                      ----------
PACKAGED FOODS & MEATS - 1.0%
Campbell Soup Company                                        4,900       145,873
ConAgra Foods, Inc.                                          1,400        28,392
General Mills, Inc.                                          2,600       128,232
McCormick & Company, Inc.                                      400        12,368
Sara Lee Corporation                                         4,300        81,270
Tyson Foods, Inc.                                              900        15,390
                                                                      ----------
                                                                         411,525
                                                                      ----------
PAPER PACKAGING - 0.1%
Temple-Inland, Inc.                                          1,300        58,305
                                                                      ----------
PERSONAL PRODUCTS - 0.0%
Avon Products, Inc.                                            600        17,130
                                                                      ----------
PHARMACEUTICALS - 6.5%
Abbott Laboratories                                          7,400       291,782
Bristol-Myers Squibb Company                                   500        11,490
Eli Lilly & Company                                          3,100       175,429
Forest Laboratories, Inc.*                                     400        16,272
Johnson & Johnson                                           12,500       751,250
Merck & Company, Inc.                                        7,400       235,394
Pfizer, Inc.                                                31,300       729,916
Schering-Plough Corporation                                  1,100        22,935
Watson Pharmaceuticals, Inc.*                                  400        13,004
Wyeth                                                        7,400       340,918
                                                                      ----------
                                                                       2,588,390
                                                                      ----------
PROPERTY & CASUALTY INSURANCE - 1.9%
Allstate Corporation                                         4,600       248,722
Chubb Corporation                                            1,800       175,770
Cincinnati Financial Corporation                             1,459        65,188
Safeco Corporation                                           1,500        84,750
St. Paul Travelers Companies, Inc.                           4,188       187,078
                                                                      ----------
                                                                         761,508
                                                                      ----------
PUBLISHING - 0.2%
Gannett Company, Inc.                                        1,100    $   66,627
                                                                      ----------
RAILROADS - 0.6%
Burlington Northern Santa Fe Corporation                     3,300       233,706
CSX Corporation                                                100         5,077
                                                                      ----------
                                                                         238,783
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS - 1.0%
Apartment Investment &
Management Company                                             100         3,787
Archstone-Smith Trust                                        2,000        83,780
Equity Office Properties Trust                               5,500       166,815
Simon Property Group, Inc.                                   1,700       130,271
                                                                      ----------
                                                                         384,653
                                                                      ----------
REGIONAL BANKS - 1.4%
First Horizon National Corporation                           2,000        76,880
KeyCorp                                                      5,500       181,115
National City Corporation                                    4,100       137,637
SunTrust Banks, Inc.                                           100         7,276
Synovus Financial Corporation                                6,000       162,060
                                                                      ----------
                                                                         564,968
                                                                      ----------
RESTAURANTS - 0.5%
Darden Restaurants, Inc.                                     4,300       167,184
McDonald's Corporation                                         400        13,488
Yum! Brands, Inc.                                              400        18,752
                                                                      ----------
                                                                         199,424
                                                                      ----------
SEMICONDUCTOR EQUIPMENT - 0.1%
KLA-Tencor Corporation                                         900        44,397
                                                                      ----------
SEMICONDUCTORS - 3.3%
Analog Devices, Inc.                                           600        21,522
Freescale Semiconductor, Inc. (Cl.B)*                        6,472       162,900
Intel Corporation                                           26,200       653,952
LSI Logic Corporation*                                       7,100        56,800
Linear Technology Corporation                                  700        25,249
NVIDIA Corporation*                                            100         3,656
National Semiconductor Corporation                           5,700       148,086
Texas Instruments, Inc.                                      7,300       234,111
                                                                      ----------
                                                                       1,306,276
                                                                      ----------
SOFT DRINKS - 2.0%
Coca-Cola Company                                           10,600       427,286
Pepsi Bottling Group, Inc.                                   1,900        54,359
PepsiCo, Inc.                                                5,700       336,756
                                                                      ----------
                                                                         818,401
                                                                      ----------
SPECIALIZED FINANCE - 0.2%
CIT Group, Inc.                                              1,400        72,492
                                                                      ----------
SPECIALTY CHEMICALS - 0.4%
International Flavors & Fragrances, Inc.                       400        13,400
Rohm & Haas Company                                          3,300       159,786
                                                                      ----------
                                                                         173,186
                                                                      ----------


                                      61                 See accompanying notes.

Schedule of Investments                                                 SERIES H
December 31, 2005                                        (ENHANCED INDEX SERIES)

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                          NUMBER        MARKET
                                                         OF SHARES      VALUE
                                                        ----------   -----------
COMMON STOCKS (CONTINUED)
SPECIALTY STORES - 0.3%
Office Depot, Inc.*                                          3,400   $   106,760
                                                                     -----------
STEEL - 0.4%
Nucor Corporation                                            2,300       153,456
                                                                     -----------
SYSTEMS SOFTWARE - 3.3%
BMC Software, Inc.*                                          5,900       120,891
Microsoft Corporation                                       33,200       868,180
Oracle Corporation*                                         19,800       241,758
Symantec Corporation*                                        6,147       107,573
                                                                     -----------
                                                                       1,338,402
                                                                     -----------
THRIFTS & MORTGAGE FINANCE - 1.4%
Countrywide Financial Corporation                            1,300        44,447
Federal Home Loan Mortgage Corporation                         300        19,605
Federal National Mortgage Associaton                           700        34,167
Golden West Financial Corporation                              200        13,200
MGIC Investment Corporation                                  2,400       157,968
Washington Mutual, Inc.                                      6,415       279,053
                                                                     -----------
                                                                         548,440
                                                                     -----------
TIRES & RUBBER - 0.4%
Goodyear Tire & Rubber Company*                              8,400       145,992
                                                                     -----------
TOBACCO - 1.4%
Altria Group, Inc.                                           6,700       500,624
UST, Inc.                                                    1,500        61,245
                                                                     -----------
                                                                         561,869
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICE - 0.7%
Sprint Nextel Corporation                                   11,600       270,976
                                                                     -----------
TOTAL COMMON STOCKS
   (cost $37,288,996)                                                 39,199,643
                                                                     -----------

U.S. GOVERNMENT SECURITIES - 0.3%
U.S. Treasury Bill, 4.048%, 04-06-06                    $  115,000       113,813
                                                                     -----------
TOTAL U.S. GOVERNMENT SECURITIES
   (cost $113,805)                                                       113,813
                                                                     -----------

REPURCHASE AGREEMENT - 1.6%
United Missouri Bank, 3.78%, dated 12-30-05,
   matures 01-03-06; repurchase amount of
   $623,262 (Collateralized by U.S. Treasury
   Notes, 1.875%, 01-31-06 with a value
   of $635,947)                                         $  623,000       623,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
   (cost $623,000)                                                       623,000
                                                                     -----------
TOTAL INVESTMENTS - 99.6%
   (cost $38,025,801)                                                 39,936,456
CASH & OTHER ASSETS, LESS LIABILITIES - 0.4%                             164,616
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $40,101,072
                                                                     ===========

For federal income tax purposes the identified cost of investments owned at December 31, 2005 was $39,588,336.

*    Non-income producing security

(1)  Security is segregated as collateral for open futures contracts.

(2) Security is restricted. The total market value of restricted securities is $46 (cost $336), or 0.0% of total net assets. The acquisition dates range from November 8, 1999 to November 2, 2000.


                                       62                See accompanying notes.

                                                                        SERIES H
                                                         (ENHANCED INDEX SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) .......................................   $ 39,936,456
Cash ...........................................................          3,074
Receivables:
   Fund shares sold ............................................        230,322
   Securities sold .............................................        140,594
   Dividends ...................................................         60,110
Prepaid expenses ...............................................            703
                                                                   ------------
Total assets ...................................................     40,371,259
                                                                   ------------
LIABILITIES:
Payable for:
   Securities purchased ........................................        158,273
   Fund shares redeemed ........................................         68,796
   Variation margin ............................................          3,210
   Management fees .............................................         17,166
   Custodian fees ..............................................          5,400
   Transfer agent and administration fees ......................          6,245
   Professional fees ...........................................          8,375
   Director's fees .............................................            400
   Other .......................................................          2,322
                                                                   ------------
Total liabilities ..............................................        270,187
                                                                   ------------
NET ASSETS .....................................................   $ 40,101,072
                                                                   ============
NET ASSETS CONSIST OF:
Paid in capital ................................................   $ 47,959,258
Accumulated undistributed net
   investment income ...........................................        436,418
Accumulated net realized loss
   on sale of investments and futures ..........................    (10,196,394)
Net unrealized appreciation in value of
   investments and futures .....................................      1,901,790
                                                                   ------------
Net assets .....................................................   $ 40,101,072
                                                                   ============
Capital shares authorized ......................................      unlimited
Capital shares outstanding .....................................      4,186,037
Net asset value per share
   (net assets divided by shares outstanding) ..................   $       9.58
                                                                   ============
(1)Investments, at cost ........................................   $ 38,025,801

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends .....................................................   $  715,187
   Interest ......................................................       18,586
                                                                     ----------
   Total investment income .......................................      733,773
                                                                     ----------
EXPENSES:
   Management fees ...............................................      283,895
   Administration fees ...........................................       38,045
   Custodian fees ................................................       24,333
   Transfer agent/maintenance fees ...............................       25,136
   Directors' fees ...............................................        2,188
   Professional fees .............................................       11,284
   Reports to shareholders .......................................        5,551
   Other expenses ................................................        1,555
                                                                     ----------
   Total expenses ................................................      391,987
   Less: Expenses waived .........................................      (94,632)
                                                                     ----------
   Net expenses ..................................................      297,355
                                                                     ----------
   Net investment income .........................................      436,418
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on:
   Investments ...................................................    2,232,387
   Futures .......................................................       67,208
                                                                     ----------
   Net realized gain .............................................    2,299,595
                                                                     ----------
Net unrealized depreciation during the year on:
   Investments ...................................................     (768,725)
   Futures .......................................................      (11,522)
                                                                     ----------
   Net unrealized depreciation ...................................     (780,247)
                                                                     ----------
   Net realized and unrealized gain ..............................    1,519,348
                                                                     ----------
   Net increase in net assets
      resulting from operations ..................................   $1,955,766
                                                                     ==========


                                       63                See accompanying notes.

                                                                        SERIES H
Statement of Changes in Net Assets                       (ENHANCED INDEX SERIES)

                                                                             YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                         -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .............................................     $    436,418        $    481,542
   Net realized gain during the period on investments and futures ....        2,299,595             953,048
   Net unrealized appreciation (depreciation) during the period on
      investments and futures ........................................         (780,247)          1,941,373
                                                                           ------------        ------------
   Net increase in net assets resulting from operations ..............        1,955,766           3,375,963
                                                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .............................................               --             (34,570)
                                                                           ------------        ------------
   Total distributions to shareholders ...............................               --             (34,570)
                                                                           ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ......................................       13,631,499          19,627,256
   Distributions reinvested ..........................................               --              34,570
   Cost of shares redeemed ...........................................      (14,308,225)        (17,552,514)
                                                                           ------------        ------------
   Net increase (decrease) from capital share transactions ...........         (676,726)          2,109,312
                                                                           ------------        ------------
   Net increase in net assets ........................................        1,279,040           5,450,705
                                                                           ------------        ------------
NET ASSETS:
   Beginning of period ...............................................       38,822,032          33,371,327
                                                                           ------------        ------------
   End of period .....................................................     $ 40,101,072        $ 38,822,032
                                                                           ============        ============
   Accumulated undistributed net investment income at end of year ....     $    436,418        $    480,803
                                                                           ============        ============
CAPITAL SHARE ACTIVITY:
   Shares sold .......................................................        1,494,268           2,314,752
   Shares reinvested .................................................               --               4,125
   Shares redeemed ...................................................       (1,563,791)         (2,079,833)
                                                                           ------------        ------------
   Total capital share activity ......................................          (69,523)            239,044
                                                                           ============        ============


                                       64                See accompanying notes.

Financial Highlights
Selected data for each share of capital stock                           SERIES H
outstanding throughout each year                         (ENHANCED INDEX SERIES)

                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2005      2004    2003(D)     2002       2001
                                                          -------   -------   -------   -------    -------
PER SHARE DATA
Net asset value, beginning of period ..................   $  9.12   $  8.31   $  6.55   $  8.62    $  9.95
                                                          -------   -------   -------   -------    -------
Income (loss) from investment operations:
Net investment income .................................      0.11      0.11      0.07      0.05       0.05
Net gain (loss) on securities (realized and
   unrealized) ........................................      0.35      0.71      1.75     (2.02)     (1.34)
                                                          -------   -------   -------   -------    -------
Total from investment operations ......................      0.46      0.82      1.82     (1.97)     (1.29)
                                                          -------   -------   -------   -------    -------
Less distributions:
Dividends from net investment income ..................        --     (0.01)    (0.06)    (0.10)     (0.04)
                                                          -------   -------   -------   -------    -------
Total distributions ...................................        --     (0.01)    (0.06)    (0.10)     (0.04)
                                                          -------   -------   -------   -------    -------
Net asset value, end of period ........................   $  9.58   $  9.12   $  8.31   $  6.55    $  8.62
                                                          =======   =======   =======   =======    =======
TOTAL RETURN(A) .......................................      5.04%     9.85%    27.78%   (22.98%)   (12.99%)
                                                          -------   -------   -------   -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ..............   $40,101   $38,822   $33,371   $25,052    $42,112
                                                          -------   -------   -------   -------    -------
Ratios to average net assets:
Net investment income .................................      1.15%     1.32%     0.94%     0.56%      0.57%
Total expenses(b)......................................      1.04%     0.99%     0.96%     0.99%      0.91%
Net expenses(c)........................................      0.79%     0.74%     0.77%     0.99%      0.91%
                                                          -------   -------   -------   -------    -------
Portfolio turnover rate ...............................       106%       98%       44%       74%        29%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(d) Northern Trust became the sub-adviser of Series H effective May 1, 2003. Prior to May 1, 2003, Security Management Company, LLC (SMC) paid Deutsche Asset Management for sub-advisory services.


                                       65                See accompanying notes.

                       This page left blank intentionally.

                                                                        SERIES J
Manager's Commentary                                     (MID CAP GROWTH SERIES)
February 15, 2006                                                    (unaudited)

                                                    (SECURITY BENEFIT (SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

                           (PHOTO OF JAMES P. SCHIER)
                                James P. Schier
                            Senior Portfolio Manager

TO OUR SHAREHOLDERS:

Series J of the SBL Fund - Mid Cap Growth Series returned 7.82% in the 12-month period ended December 31, 2005, lagging the benchmark Russell 2500 Growth Index's return of 8.17% and the Series' peer group median return of 11.10%. A smaller average market capitalization vs. benchmark and peers as well as challenging stock selection in a few sectors proved problematic for the Series.

Our approach with the Series is to seek securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over 3-5 years to capture the best part of the improvements in profits or profitability. We are focused in investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity. For this Series, we target securities of companies that appear likely to generate above average profitability at prices that, as of yet, do not reflect that potential.

ENERGY AND FINANCIALS LED GAINS

An overweight position in energy vs. the benchmark aided performance. The energy sector gained 57% during the year and easily outdistanced any other sector. The Series held an average 20% in energy vs. 6.7% for the benchmark.

By limiting exposure in the financial sector, performance was helped. Northern Trust gained 13% in a sector that posted negative total returns. Northern Trust, which has a large recurring fee revenue component, benefited in the rising interest rate environment.

HEALTHCARE AND INDUSTRIALS LAG

Difficult stock selection in healthcare hurt the Series. The holdings in this sector lost 27% in value while the benchmark gained 7%. The Series bias towards early stage biotechnology and medical device companies hurt due mostly to product development setbacks and delays. Ligand Pharmaceuticals declined 40% as the company delayed filing its quarterly report and also experienced disappointing sales of one of its lead products, Avinza. Ligand remains one of the few biotechs with numerous product opportunities and is also approaching profitability. At current prices, we are quite content to continue holding the stock. Sciclone Pharmaceuticals, another biotechnology holding, showed weak results for Zadaxin, a hepatitis C drug in Phase 3 trials. With this product no longer viable, the valuation reflected more than adequately the company's potential in its other early stage products; hence the position was sold.

Stock selection in industrials was also sub par. Exposure in this sector while gaining 8.6% lagged the 13.8% gain of the benchmark. Power One fell 32.5% as the company restructured and had delays despite being on the verge of a significant product release. 2006 should be a crucial year for the company and we continue to hold the position in anticipation of better times.

OUTLOOK FOR 2006

The stock market has been surprisingly buoyant the past year given rising energy prices and restrictive Federal Reserve Bank policies. Logic would tend to suggest that an unusually conservative positioning would be prudent. However, companies with high earnings stability and visibility currently have high valuations suggesting that the market has already priced in this outlook. In addition, the out-performance of value stocks over the last few years may also reflect this conservative tendency in the market. Given this view, the Series plans to continue to under-weight in the traditionally stable sectors such as finance, consumer discretionary, and consumer staples. With the sizable move in the energy sector, the Series has been trimming exposure slightly.

At present, we are finding that the most compelling opportunities lie in the industrial and technology sectors of the market. Specifically, we favor companies in the water, wastewater, telecommunications equipment and highway development industries. In addition, many of the new commitments have also tended to the larger end of our market capitalization spectrum.

On behalf of SBL Fund - Series J - Mid Cap Growth Series, thank you for trusting your investment with us. We are excited to see what opportunities present themselves over 2006.

Sincerely,


James P. Schier,
Senior Portfolio Manager

                                                                        SERIES J
Manager's Commentary                                     (MID CAP GROWTH SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES J VS. S&P MIDCAP 400/BARRA GROWTH INDEX AND RUSSELL 2500 GROWTH INDEX

                               (PERFORMANCE GRAPH)

           SERIES J                              S&P MIDCAP 400/BARRA GROWTH INDEX                 RUSSELL 2500 GROWTH INDEX
---------------------------                      ---------------------------------                 -------------------------
     DATE           VALUE                            DATE           VALUE                            DATE           VALUE
   ----------     ---------                        ---------      ---------                        ---------      ---------
   12/31/1995     10,000.00   INCEPTION 12/31/95                  10,000.00   INCEPTION 12/31/95                  10,000.00
    3/31/1996     10,747.20                          3/31/96      10,728.22                          3/31/96      10,699.61
    6/30/1996     11,581.57                          6/30/96      11,028.71                          6/30/96      11,247.46
    9/30/1996     11,869.01                          9/30/96      11,470.80                          9/30/96      11,402.32
   12/31/1996     11,804.33                         12/31/96      11,841.10                         12/31/96      11,509.28
    3/31/1997     10,872.92                          3/31/97      11,524.73                          3/31/97      10,588.43
    6/30/1997     12,509.36                          6/30/97      13,611.02                          6/30/97      12,310.38
    9/30/1997     14,424.72                          9/30/97      16,057.78                          9/30/97      14,358.39
   12/31/1997     14,159.20                         12/31/97      15,423.81                         12/31/97      13,208.73
    3/31/1998     15,758.94                          3/31/98      17,306.90                          3/31/98      14,679.27
    6/30/1998     15,410.39                          6/30/98      17,267.66                          6/30/98      13,963.06
    9/30/1998     12,872.54                          9/30/98      14,647.78                          9/30/98      10,862.59
     12/31/98     16,700.91                         12/31/98      20,798.66                         12/31/98      13,616.35
    3/31/1999     16,630.62                          3/31/99      19,627.47                          3/31/99      13,473.57
    6/30/1999     19,316.09                          6/30/99      22,262.70                          6/30/99      15,737.81
    9/30/1999     19,482.84                          9/30/99      20,714.65                          9/30/99      15,192.36
   12/31/1999     27,031.78                         12/31/99      26,492.56                         12/31/99      21,173.51
    3/31/2000     31,953.99                          3/31/00      31,514.67                          3/31/00      24,378.77
    6/30/2000     30,555.33                         06/30/00      30,450.59                         06/30/00      22,695.96
    9/30/2000     34,090.30                         09/30/00      33,911.50                         09/30/00      22,028.42
   12/31/2000     31,561.18                         12/31/00      28,917.96                         12/31/00      17,767.24
    3/31/2001     25,903.80                        3/31/2001      23,669.10                        3/31/2001      14,229.89
    6/30/2001     29,010.92                        6/30/2001      27,348.55                        6/30/2001      17,255.44
    9/30/2001     20,636.18                        9/30/2001      21,836.29                        9/30/2001      12,584.20
   12/31/2001     26,861.55                       12/31/2001      26,612.49                       12/31/2001      15,842.55
    3/31/2002     27,333.17                        3/31/2002      27,531.15                        3/31/2002      15,375.65
    6/30/2002     22,340.98                        6/30/2002      23,948.64                        6/30/2002      12,818.72
    9/30/2002     16,876.70                        9/30/2002      20,462.51                        9/30/2002      10,375.82
   12/31/2002     18,942.03                       12/31/2002      21,511.56                       12/31/2002      11,234.92
    3/31/2003     18,458.15                        3/31/2003      20,862.81                        3/31/2003      10,875.62
    6/30/2003     23,769.00                        6/30/2003      24,204.07                        6/30/2003      13,346.71
    9/30/2003     26,188.39                        9/30/2003      25,658.67                        9/30/2003      14,676.15
   12/31/2003     29,610.94                       12/31/2003      28,175.21                       12/31/2003      16,437.43
    3/31/2004     31,369.42                        3/31/2004      29,457.62                        3/31/2004      17,342.60
    6/30/2004     31,275.00                        6/30/2004      29,679.90                        6/30/2004      17,366.35
    9/30/2004     27,781.65                        9/30/2004      28,665.42                        9/30/2004      16,392.22
   12/31/2004     32,608.62                       12/31/2004      32,116.07                       12/31/2004      18,836.45
    3/31/2005     30,106.62                        3/31/2005      32,090.95                        3/31/2005      18,021.62
    6/30/2005     31,652.67                        6/30/2005      33,264.65                        6/30/2005      18,663.93
    9/30/2005     34,249.08                        9/30/2005      34,721.29                        9/30/2005      19,837.23
   12/31/2005     35,157.83                       12/31/2005      36,427.20                       12/31/2005      20,376.68

                              $10,000 OVER 10 YEARS

The chart above assumes a hypothetical $10,000 investment in Series J (Mid Cap Growth Series) on December 31, 1995 and reflects the fees and expenses of Series
J. The Investment Adviser has determined that the Russell 2500 Growth Index is a more appropriate index than the S&P MidCap 400/Barra Growth Index, which is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a price to book value calculation because the Russell 2500 Growth Index more closely reflects the types of securities in which the Series invests and thus provides shareholders with a more appropriate benchmark against which to compare the Series' performance. The Russell 2500 Growth Index is an unmanaged index that measures the performance of securities of small-to-mid U.S. companies with greater-than-average growth orientation.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS   10 YEARS
-------------------------   ------   -------   --------
Series J                     7.82%    2.18%     13.40%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                    8.58%
Consumer Staples                          1.55
Energy                                   12.40
Financials                                3.55
Health Care                              10.12
Industrials                              24.19
Information Technology                   25.88
Materials                                 4.77
Utilities                                 8.20
Warrants                                  0.15
Commercial Paper                          0.67
Repurchase Agreement                      0.05
Liabilities, less cash & other assets    (0.11)
Total net assets                        100.00%
                                        ======


                                       68                See accompanying notes.

                                                                        SERIES J
Manager's Commentary                                     (MID CAP GROWTH SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                                     BEGINNING         ENDING      EXPENSES PAID
                                   ACCOUNT VALUE   ACCOUNT VALUE      DURING
                                      07-01-05      12-31-05(1)      PERIOD(2)
                                   -------------   -------------   -------------
Series J (Mid Cap Growth Series)
   Actual                            $1,000.00       $1,109.50         $4.79
   Hypothetical                       1,000.00        1,020.67          4.58

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 10.95%.

(2) Expenses are equal to the Series annualized expense ratio 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES J
December 31, 2005                                        (MID CAP GROWTH SERIES)

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS - 99.2%
APPLICATION SOFTWARE - 2.4%
Tibco Software, Inc.*                                      588,400   $ 4,395,348
Tyler Technologies, Inc.*                                  640,000     5,619,200
                                                                     -----------
                                                                      10,014,548
                                                                     -----------
ASSET MANAGEMENT & CUSTODY BANKS - 2.4%
Northern Trust Corporation                                 200,000    10,364,000
                                                                     -----------
BIOTECHNOLOGY - 3.2%
Cell Genesys, Inc.*                                        303,100     1,797,383
Charles River Laboratories
   International, Inc.*                                     62,000     2,626,940
Human Genome Sciences, Inc.*                               310,900     2,661,304
Incyte Corporation*                                        405,000     2,162,700
Kosan Biosciences, Inc.*                                   275,900     1,224,996
Vasogen, Inc.*                                             556,615     1,141,061
ZymoGenetics, Inc.*                                        102,100     1,736,721
                                                                     -----------
                                                                      13,351,105
                                                                     -----------
BROADCASTING & CABLE TV - 0.9%
WorldSpace, Inc.*                                          265,300     3,849,503
                                                                     -----------
CASINOS & GAMING - 1.8%
GTECH Holdings Corporation                                 234,000     7,427,160
                                                                     -----------
COAL & CONSUMABLE FUELS - 0.6%
Hydrogen Corporation*(3,5)                                 432,924     2,705,775
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 6.8%
ADC Telecommunications, Inc.*                              328,571     7,340,276
Adtran, Inc.                                               273,500     8,133,890
Extreme Networks, Inc.*                                    550,000     2,612,500
Finisar Corporation*                                     2,924,100     6,082,128
Symmetricom, Inc.*                                         507,200     4,295,984
                                                                     -----------
                                                                      28,464,778
                                                                     -----------
COMPUTER STORAGE & PERIPHERALS - 1.3%
Mobility Electronics, Inc.*                                246,500     2,381,190
M-Systems Flash Disk Pioneers, Ltd.*                       100,000     3,312,000
                                                                     -----------
                                                                       5,693,190
                                                                     -----------
CONSTRUCTION & ENGINEERING - 5.3%
Insituform Technologies, Inc.*                             305,000     5,907,850
Shaw Group, Inc.*                                          571,300    16,619,117
                                                                     -----------
                                                                      22,526,967
                                                                     -----------
CONSTRUCTION MATERIALS - 1.7%
Headwaters, Inc.*                                          200,000     7,088,000
                                                                     -----------
DATA PROCESSING & OUTSOURCED SERVICES - 1.3%
Hewitt Associates, Inc.*                                    76,000     2,128,760
Per-Se Technologies, Inc.*                                 148,450     3,467,792
                                                                     -----------
                                                                       5,596,552
                                                                     -----------
DEPARTMENT STORES - 0.5%
Maidenform Brands, Inc.*                                   162,500     2,057,250
                                                                     -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 2.2%
ChoicePoint, Inc.*                                          84,000   $ 3,738,840
Equifax, Inc.                                               76,600     2,912,332
Navigant Consulting, Inc.*                                 123,000     2,703,540
                                                                     -----------
                                                                       9,354,712
                                                                     -----------
ELECTRIC UTILITIES - 8.2%
KFx, Inc.*                                               2,016,000    34,493,760
                                                                     -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 7.7%
Electric City Corporation*(3)                            2,214,000     1,328,400
Millennium Cell, Inc.*                                     262,700       344,137
Plug Power, Inc.*                                          936,000     4,801,680
Power-One, Inc.*                                         2,340,000    14,086,800
Roper Industries, Inc.                                     212,000     8,376,120
UQM Technologies, Inc.*(3)                                 887,372     3,434,130
                                                                     -----------
                                                                      32,371,267
                                                                     -----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 4.8%
Aeroflex, Inc.*                                            418,000     4,493,500
FLIR Systems, Inc.*                                        275,000     6,140,750
Identix, Inc.*                                             119,000       596,190
Maxwell Technologies, Inc.*(3)                             629,100     8,914,347
                                                                     -----------
                                                                      20,144,787
                                                                     -----------
GENERAL MERCHANDISE STORES - 1.6%
Fred's, Inc.                                               412,000     6,703,240
                                                                     -----------
HEALTH CARE FACILITIES - 2.4%
U.S. Physical Therapy, Inc.*                               225,300     4,161,291
United Surgical Partners
   International, Inc.*                                    180,000     5,787,000
                                                                     -----------
                                                                       9,948,291
                                                                     -----------
HEALTH CARE SERVICES - 1.7%
NDCHealth Corporation*(1)                                  120,000     2,307,600
Providence Service Corporation*                            165,500     4,764,745
                                                                     -----------
                                                                       7,072,345
                                                                     -----------
HEALTH CARE SUPPLIES - 0.7%
Orthovita, Inc.*                                           800,000     3,104,000
                                                                     -----------
HOME FURNISHINGS - 0.3%
Kirkland's, Inc.*                                          221,565     1,322,743
                                                                     -----------
HOUSEWARES & SPECIALTIES - 0.3%
Jarden Corporation*                                         45,100     1,359,765
                                                                     -----------
INDUSTRIAL MACHINERY - 0.9%
Quixote Corporation                                         93,700     1,855,260
Tennant Company                                             35,500     1,846,000
                                                                     -----------
                                                                       3,701,260
                                                                     -----------
IT CONSULTING & OTHER SERVICES - 3.0%
Acxiom Corporation                                         339,000     7,797,000
Keane, Inc.*(1)                                            430,400     4,738,704
                                                                     -----------
                                                                      12,535,704
                                                                     -----------


                                       70                See accompanying notes.

Schedule of Investments                                                 SERIES J
December 31, 2005                                        (MID CAP GROWTH SERIES)

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS (CONTINUED)
METAL & GLASS CONTAINERS - 3.1%
Pactiv Corporation*                                        590,000   $12,980,000
                                                                     -----------
MOVIES & ENTERTAINMENT - 1.4%
Lions Gate Entertainment Corporation*                      750,000     5,760,000
                                                                     -----------
OIL & GAS DRILLING - 1.6%
Ensco International, Inc.                                  150,000     6,652,500
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 1.6%
BJ Services Company(1)                                     164,000     6,013,880
Superior Energy Services, Inc.*                             31,300       658,865
                                                                     -----------
                                                                       6,672,745
                                                                     -----------
OIL & GAS EXPLORATION & PRODUCTION - 5.5%
EOG Resources, Inc.(1)                                      65,000     4,769,050
Rentech, Inc.*(3)                                        3,560,000    13,563,600
Syntroleum Corporation*                                    523,750     4,729,462
                                                                     -----------
                                                                      23,062,112
                                                                     -----------
OIL & GAS REFINING & MARKETING - 1.6%
Western Gas Resources, Inc.                                144,800     6,818,632
                                                                     -----------
OIL & GAS STORAGE & TRANSPORTATION - 1.5%
Williams Companies, Inc.                                   270,000     6,255,900
                                                                     -----------
PACKAGED FOODS & MEATS - 1.5%
Hormel Foods Corporation(1)                                200,000     6,536,000
                                                                     -----------
PHARMACEUTICALS - 2.2%
Combinatorx, Inc.*                                         275,200     2,251,136
Hollis-Eden Pharmaceuticals, Inc.*                         522,346     2,528,155
Ligand Pharmaceuticals, Inc. (Cl.B)*                       389,700     4,349,052
                                                                     -----------
                                                                       9,128,343
                                                                     -----------
RAILROADS - 1.4%
Kansas City Southern*                                      241,000     5,887,630
                                                                     -----------
REGIONAL BANKS - 1.1%
Boston Private Financial Holdings, Inc.                    150,000     4,563,000
                                                                     -----------
SEMICONDUCTOR EQUIPMENT - 1.2%
Mindspeed Technologies, Inc.*                            2,200,000     5,170,000
                                                                     -----------
SEMICONDUCTORS - 3.6%
Applied Micro Circuits Corporation*                      1,300,000     3,341,000
hi/fn, Inc.*                                               337,200     1,889,331
IXYS Corporation*                                          841,900     9,841,811
                                                                     -----------
                                                                      15,072,142
                                                                     -----------
SPECIALTY STORES - 1.8%
Hibbett Sporting Goods, Inc.*(1)                           130,500     3,716,640
Tractor Supply Company*(1)                                  73,500     3,891,090
                                                                     -----------
                                                                       7,607,730
                                                                     -----------
SYSTEMS SOFTWARE - 1.5%
BEA Systems, Inc.*                                         660,000     6,204,000
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS - 2.2%
MSC Industrial Direct Company, Inc.                        235,000     9,451,700
                                                                     -----------

                                                       PRINCIPAL
                                                       AMOUNT OR
                                                        NUMBER         MARKET
                                                       OF SHARES        VALUE
                                                     ------------   ------------
COMMON STOCKS (CONTINUED)
TRUCKING - 4.4%
J.B. Hunt Transport Services, Inc.                       426,000    $  9,644,640
Old Dominion Freight Line, Inc.*                         300,000       8,094,000
Universal Truckload Services, Inc.*                       33,300         765,900
                                                                    ------------
                                                                      18,504,540
                                                                    ------------
TOTAL COMMON STOCKS
(cost $321,257,223)                                                  417,577,676
                                                                    ------------
PREFERRED STOCK - 0.2%
ENVIRONMENTAL & FACILITIES SERVICES - 0.2%
ThermoEnergy Corporation PIPE(2,3,4,5)                 1,380,000         782,460
                                                                    ------------
TOTAL PREFERRED STOCK
(cost $1,302,103)                                                        782,460
                                                                    ------------
WARRANTS - 0.1%
Bioject Medical Technologies, Inc.,
   $11.00, 05-23-06                                       16,875              --
Electric City Corporation,
   $0.40, 03-19-09(3)                                    645,750         136,710
Hollis-Eden Pharmaceuticals, Inc.,
   $15.45, 06-19-07                                       18,126          14,874
Orthovita, Inc., $4.00, 06-26-08                         175,000         135,869
Syntroleum Corporation,
   $7.60, 05-26-08                                        29,100         128,040
ThermoEnergy Corporation,
   $1.50, 07-14-08(2,3,4,5)                            1,380,000         195,132
                                                                    ------------
TOTAL WARRANTS
   (cost $1,414,986)                                                     610,625
                                                                    ------------
COMMERCIAL PAPER - 0.5%
BANKING - 0.5%
UBS Finance (De), Inc.,
   4.28%, 01-03-06                                    $2,000,000       1,999,523
                                                                    ------------
TOTAL COMMERCIAL PAPER
   (cost $1,999,523)                                                   1,999,523
                                                                    ------------
REPURCHASE AGREEMENT - 0.1%
United Missouri Bank, 3.78%, dated 12-30-05,
   matures 01-03-06; repurchase amount of
   $227,095 (Collateralized by U.S. Treasury
   Notes, 2.375%, 08-15-06 with a value
   of $232,241)                                       $  227,000         227,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (cost $227,000)                                                       227,000
                                                                    ------------
TOTAL INVESTMENTS - 100.1%
   (cost $326,200,835)                                               421,197,284
LIABILITIES, LESS CASH & OTHER ASSETS - (0.1%)                          (399,440)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $420,797,844
                                                                    ============


                                       71                See accompanying notes.

Schedule of Investments                                                 SERIES J
December 31, 2005                                        (MID CAP GROWTH SERIES)

For federal income tax purposes the identified cost of investments owned at December 31, 2005 was $327,014,026.

*    Non-income producing security

PIPE-Private Investment in Public Equity - is the term used for stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration in a secondary public offering.

(1) A portion of this security is segregated as collateral for open written options contracts.

(2) Security is restricted. The total market value of restricted securities is $977,592 (cost $1,656,000), or 0.2% of total net assets. The acquisition date is July 14, 2005.

(3) Security is illiquid. The total market value of illiquid securities is $31,060,554 (cost $28,000,407), or 7.4% of total net assets.

(4) Security is fair valued by the Board of Directors. The total market value is $977,592 (cost $1,656,000), or 0.2% of total net assets.

(5)  Investment in an affiliated issuer. See Note 8 to the financial statements.


                                       72                See accompanying notes.

                                                                        SERIES J
                                                         (MID CAP GROWTH SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments in unaffiliated issues, at value(1) .................   $417,513,917
Investments in affiliated issues, at value(1) ...................      3,683,367
Cash ............................................................          4,211
Receivables:
   Fund shares sold .............................................      1,157,590
   Dividends ....................................................         81,926
Prepaid expenses ................................................          7,542
                                                                    ------------
Total assets ....................................................    422,448,553
                                                                    ------------
LIABILITIES:
Payable for:
   Fund shares redeemed .........................................        357,681
   Written options, at value
      (premiums received, $1,015,049) ...........................        925,105
   Management fees ..............................................        268,321
   Custodian fees ...............................................          8,700
   Transfer agent and administration fees .......................         36,520
   Professional fees ............................................         31,982
   Director's fees ..............................................          5,000
   Other ........................................................         17,400
                                                                    ------------
   Total liabilities ............................................      1,650,709
                                                                    ------------
NET ASSETS ......................................................   $420,797,844
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $292,163,667
Accumulated undistributed net realized gain on sale of
   investments and options written ..............................     33,547,785
Net unrealized appreciation in value
   of investments and options written ...........................     95,086,392
                                                                    ------------
Net assets ......................................................   $420,797,844
                                                                    ============
Capital shares authorized .......................................      unlimited
Capital shares outstanding ......................................     14,125,177
Net asset value per share
   (net assets divided by shares outstanding) ...................   $      29.79
                                                                    ============
(1) Investments, at cost ........................................   $326,200,835

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends from securities of unaffiliated issuers ...........    $ 1,511,687
   Interest ....................................................        201,703
                                                                    -----------
   Total investment income .....................................      1,713,390
                                                                    -----------
EXPENSES:
   Management fees .............................................      2,996,393
   Administration fees .........................................        363,069
   Custodian fees ..............................................         37,896
   Transfer agent/maintenance fees .............................         25,181
   Directors' fees .............................................         21,591
   Professional fees ...........................................         87,132
   Reports to shareholders .....................................         46,465
   Other expenses ..............................................         21,199
                                                                    -----------
   Total expenses ..............................................      3,598,926
                                                                    -----------
   Net investment loss .........................................     (1,885,536)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on:
   Investment transactions of unaffiliated issuers .............     37,375,039
   Options written .............................................        867,390
                                                                    -----------
   Net realized gain ...........................................     38,242,429
                                                                    -----------
Net unrealized appreciation (depreciation)
   during the year on:
   Investment transactions of unaffiliated issuers .............     (7,900,432)
   Investment transactions of affiliated issuers ...............         95,410
   Options written .............................................       (143,741)
                                                                    -----------
   Net unrealized depreciation .................................     (7,948,763)
                                                                    -----------
   Net realized and unrealized gain ............................     30,293,666
                                                                    -----------
   Net increase in net assets resulting from operations ........    $28,408,130
                                                                    ===========


                                       73                See accompanying notes.

                                                                        SERIES J
Statement of Changes in Net Assets                       (MID CAP GROWTH SERIES)

                                                                                   YEAR ENDED          YEAR ENDED
                                                                               DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                               -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss .....................................................     $  (1,885,536)      $  (2,269,363)
   Net realized gain during the period on investments and options written ..        38,242,429          24,942,976
   Net unrealized appreciation (depreciation) during the period on
      investments and options written ......................................        (7,948,763)         17,079,245
                                                                                 -------------       -------------
   Net increase in net assets resulting from operations ....................        28,408,130          39,752,858
                                                                                 -------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ............................................        68,323,999          99,200,455
   Cost of shares redeemed .................................................      (113,722,888)       (149,093,130)
                                                                                 -------------       -------------
   Net decrease from capital share transactions ............................      (45,398,889)         (49,892,675)
                                                                                 -------------       -------------
   Net decrease in net assets ..............................................       (16,990,759)        (10,139,817)
                                                                                 -------------       -------------
NET ASSETS:
   Beginning of period .....................................................       437,788,603         447,928,420
                                                                                 -------------       -------------
   End of period ...........................................................     $ 420,797,844       $ 437,788,603
                                                                                 =============       =============
CAPITAL SHARE ACTIVITY:
   Shares sold .............................................................         2,526,797           3,895,387
   Shares redeemed .........................................................        (4,248,530)         (5,898,622)
                                                                                 -------------       -------------
   Total capital share activity ............................................        (1,721,733)         (2,003,235)
                                                                                 =============       =============


                                       74                See accompanying notes.

Financial Highlights
Selected data for each share of capital stock                           SERIES J
outstanding throughout each year                         (MID CAP GROWTH SERIES)

                                                                          YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------
                                                            2005        2004      2003 (D)      2002        2001
                                                          --------    --------    --------    --------    --------
PER SHARE DATA
Net asset value, beginning of period                      $  27.63    $  25.09    $  16.05    $  24.12    $  32.82
                                                          --------    --------    --------    --------    --------
Income (loss) from investment operations:
Net investment income (loss)                                 (0.13)      (0.14)      (0.11)      (0.11)      (0.13)
Net gain (loss) on securities (realized and unrealized)       2.29        2.68        9.15       (6.69)      (4.43)
                                                          --------    --------    --------    --------    --------
Total from investment operations                              2.16        2.54        9.04       (6.80)      (4.56)
                                                          --------    --------    --------    --------    --------
Less distributions:
Distributions from realized gains                               --          --          --       (1.27)      (4.14)
                                                          --------    --------    --------    --------    --------
Total distributions                                             --          --          --       (1.27)      (4.14)
                                                          --------    --------    --------    --------    --------
Net asset value, end of period                            $  29.79    $  27.63    $  25.09    $  16.05    $  24.12
                                                          ========    ========    ========    ========    ========
TOTAL RETURN (A)                                              7.82%      10.12%      56.32%     (29.48%)    (14.89%)
                                                          --------    --------    --------    --------    --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $420,798    $437,789    $447,928    $293,378    $470,236
Ratios to average net assets:
Net investment income (loss)                                 (0.47%)     (0.53%)     (0.55%)     (0.56%)     (0.53%)
Total expenses (b)                                            0.90%       0.88%       0.83%       0.83%       0.84%
Net expenses (c)                                              0.90%       0.88%       0.83%       0.83%       0.83%
                                                          --------    --------    --------    --------    --------
Portfolio turnover rate                                         29%         37%         61%         41%         39%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(d) The financial highlights for Series J exclude the historical financial highlights of Series T. The assets of Series T were acquired by Series J on October 3, 2003.


                                       75                See accompanying notes.

                      This page left blank intentionally.

                                                                        SERIES N
Manager's Commentary                           (MANAGED ASSET ALLOCATION SERIES)
February 15, 2006                                                    (unaudited)

                                                         (T. ROWE PRICE(R) LOGO)
                                                          INVEST WITH CONFIDENCE

                                         Advisor, T. Rowe Price Associates, Inc.

                           (PHOTO OF EDMUND N. NOTZON)
                                Edmund N. Notzon
                                Portfolio Manager

TO OUR SHAREHOLDERS:

Series N of SBL Fund - Managed Asset Allocation Series seeks to provide a high level of total return. The Series pursues its objective by normally investing approximately 60% of its total assets in U.S. and foreign common stocks and 40% in fixed-income securities. The mix may vary over shorter time periods, with the fixed income portion between 30%-50% of assets and the equity portion between 50%-70% of assets. As the sub-advisor, we generally concentrate common stock investments in larger, established companies but may invest in small and medium-sized companies with good growth prospects.

ENVIRONMENT

U.S. stocks produced a third consecutive year of positive returns in 2005, but gains were more modest than in the prior two years. Equities sagged through April amid concerns about inflation and rising short-term interest rates. Stocks worked their way higher as the year progressed, supported by firm economic and corporate earnings growth and merger activity. The year ended on a weak note, however, as investors became concerned that economic growth would slow in 2006.

U.S. bonds trailed domestic stocks in 2005. Returns were modestly positive, as falling bond prices offset income. The Federal Reserve Bank raised the federal funds target rate in eight quarter-point increments - from 2.25% to 4.25%, a level not seen in four years - but hinted after the most recent rate increase in mid-December that it may be nearing the end of its rate tightening program, which began in June 2004 when the federal fund's rate was 1.00%.

Non-U.S. stocks outperformed domestic stocks in 2005, despite the fact that a stronger greenback against major foreign currencies eroded returns to U.S. investors. Japanese shares produced robust returns in U.S. dollar terms and reached five-year highs, whereas European bourses generated solid yet more modest gains.

We overweighted stocks relative to bonds throughout 2005. We ended the year with a 6% overweight. The overweight aided returns, as stocks outperformed bonds. Within our bond portfolio, we are underweight in high yield bonds, given their rich valuations. We are roughly neutral in international stocks. The Series' allocation to international stocks also aided relative results, given the strong returns for non-U.S. equities.

PERFORMANCE

The Series returned 4.35% (net of fees) for the one-year period ended December 31, 2005, versus the 4.00% return of a weighted benchmark comprising 60% in the S&P 500 Index and 40% in the Lehman Brothers U.S. Aggregate Index. The Series was helped by overweighting stocks versus bonds in a period in which stocks outperformed relative to bonds. The S&P 500 returned 4.91% over the past 12 months and the Lehman Brothers U.S. Aggregate Index returned 2.43%.

PORTFOLIO HIGHLIGHTS

The portfolio currently has a 6% overweight in equities relative to bonds. Although corporate profit growth remains solid and should be supportive of equities, it is likely to continue decelerating given the cumulative impact of higher interest rates and energy prices,

In light of relatively rich valuations, the Series is underweight in high yield versus investment grade bonds. In general, high yield fundamentals remain favorable, with good corporate profits and historically low corporate default rates.

The Series is roughly neutral in non-U.S. equity markets. Valuations are reasonable in EAFE-related markets, as productivity increases are helping to maintain earnings growth despite modest revenue growth.

OUTLOOK

We do not necessarily believe that the equity markets will outperform over the next three to six months, but we believe that, given the prospects for upward pressure on interest rates consistent with a maturing economic cycle, equities should fare better than bonds over the next couple of years.

Thank you for investing in the SBL N - Managed Asset Allocation Series.

Sincerely,


Edmund N. Notzon
Portfolio Manager

                                                                        SERIES N
Manager's Commentary                           (MANAGED ASSET ALLOCATION SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES N VS. BLENDED INDEX AND S&P 500 INDEX

                               (PERFORMANCE GRAPH)


           SERIES N                                     BLENDED INDEX                                   S&P 500 INDEX
----------------------------                        ----------------------                         -----------------------
        DATE         VALUE                                          VALUE                            DATE         VALUE
    ----------     ---------                          --------     -------                         --------      ---------
    12/31/1995     10,000.00   INCEPTION 12/31/95                  10,000   INCEPTION 12/31/95                   10,000.00
     3/31/1996     10,223.67                           3/31/96     10,247                           3/31/96      10,536.35
     6/30/1996     10,400.75                           6/30/96     10,545                           6/30/96      11,008.74
     9/30/1996     10,669.79                           9/30/96     10,824                           9/30/96      11,349.07
    12/31/1996     11,279.76                          12/31/96     11,496                          12/31/96      12,295.60
     3/31/1997     11,373.60                           3/31/97     11,660                           3/31/97      12,624.86
     6/30/1997     12,593.54                           6/30/97     13,038                           6/30/97      14,829.18
     9/30/1997     13,156.78                           9/30/97     13,806                           9/30/97      15,941.24
    12/31/1997     13,358.89                          12/31/97     14,213                          12/31/97      16,399.53
     3/31/1998     14,486.51                           3/31/98     15,480                           3/31/98      18,687.28
     6/30/1998     14,862.01                           6/30/98     15,935                           6/30/98      19,304.54
     9/30/1998     14,190.06                           9/30/98     15,271                           9/30/98      17,383.58
    12/31/1998     15,820.53                          12/31/98     17,195                          12/31/98      21,084.26
     3/31/1999     16,148.70                           3/31/99     17,675                           3/31/99      22,137.84
     6/30/1999     16,641.10                           6/30/99     18,357                           6/30/99      23,697.99
     9/30/1999     17,666.09                           9/30/99     17,714                           9/30/99      22,217.90
    12/31/1999     17,361.20                          12/31/99     19,259                          12/31/99      25,523.58
     3/31/2000     17,781.40                           3/31/00     19,718                           3/31/00      26,110.20
     6/30/2000     17,596.92                          06/30/00     19,539                          06/30/00      25,417.83
     9/30/2000     17,632.51                          09/30/00     19,673                          09/30/00      25,171.96
    12/31/2000     17,204.54                          12/31/00     19,070                          12/31/00      23,204.17
     3/31/2001     16,030.74                         3/31/2001     17,927                         3/31/2001      20,454.31
     6/30/2001     16,641.77                         6/30/2001     18,607                         6/30/2001      21,652.06
     9/30/2001     15,263.94                         9/30/2001     17,259                         9/30/2001      18,475.85
    12/31/2001     16,330.26                        12/31/2001     18,363                        12/31/2001      20,451.30
     3/31/2002     16,487.15                         3/31/2002     18,410                         3/31/2002      20,506.88
     6/30/2002     15,559.67                         6/30/2002     17,164                         6/30/2002      17,760.15
     9/30/2002     13,973.19                         9/30/2002     15,645                         9/30/2002      14,692.83
    12/31/2002     14,757.60                        12/31/2002     16,562                        12/31/2002      15,933.73
     3/31/2003     14,557.49                         3/31/2003     16,341                         3/31/2003      15,431.91
     6/30/2003     16,345.91                         6/30/2003     17,997                         6/30/2003      17,807.35
     9/30/2003     16,772.27                         9/30/2003     18,280                         9/30/2003      18,278.64
    12/31/2003     18,284.69                        12/31/2003     19,623                        12/31/2003      20,504.32
     3/31/2004     18,767.20                         3/31/2004     20,032                         3/31/2004      20,852.16
     6/30/2004     18,779.90                         6/30/2004     20,041                         6/30/2004      21,209.61
     9/30/2004     18,854.02                         9/30/2004     20,070                         9/30/2004      20,811.97
    12/31/2004     20,245.41                        12/31/2004     21,251                        12/31/2004      22,733.70
     3/31/2005     19,887.99                         3/31/2005     20,940                         3/31/2005      22,243.95
     6/30/2005     20,283.71                         6/30/2005     21,366                         6/30/2005      22,546.75
     9/30/2005     20,794.31                         9/30/2005     21,774                         9/30/2005      23,360.38
    12/31/2005     21,126.20                        12/31/2005     22,099                        12/31/2005      23,845.69

                              $10,000 OVER 10 YEARS

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on December 31, 1995 and reflects the fees and expenses of Series N. The blended index is 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.

AVERAGE ANNUAL RETURNS

                                               SINCE INCEPTION
PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS       (6-1-95)
-------------------------   ------   -------   ---------------
Series N                     4.35%    4.19%          7.77%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION BY SECTOR FOR
EQUITY HOLDINGS & QUALITY RATINGS
(BASED ON STANDARD AND POOR'S RATINGS)
FOR FIXED INCOME HOLDINGS

Consumer Discretionary                    7.47%
Consumer Staples                          5.98
Energy                                    6.29
Financials                               14.83
Health Care                               7.90
Industrials                               7.32
Information Technology                    9.18
Materials                                 2.58
Telecommunication Services                2.12
Utilities                                 2.04
AAA                                      24.36
AA                                        0.49
A                                         2.43
BBB                                       2.94
BB                                        0.69
B                                         1.22
CCC                                       0.18
Not Rated                                 0.54
Short Term Investments                    2.01
Liabilities, less cash & other assets    (0.57)
Total net assets                        100.00%
                                        ======


                                       78                See accompanying notes.

                                                                        SERIES N
Manager's Commentary                           (MANAGED ASSET ALLOCATION SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                 BEGINNING         ENDING      EXPENSES PAID
               ACCOUNT VALUE   ACCOUNT VALUE       DURING
                  07-01-05      12-31-05(1)      PERIOD(2)
               -------------   -------------   -------------
Series N (Managed Asset Allocation Series)
   Actual        $1,000.00       $1,038.30         $7.24
   Hypothetical   1,000.00        1,018.10          7.17

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 3.83%.

(2) Expenses are equal to the Series annualized expense ratio (net of earnings credits) of 1.41% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS - 56.5%
ADVERTISING - 0.2%
Lamar Advertising Company*                                    3,100   $  143,034
Omnicom Group, Inc.                                             900       76,617
WPP Group plc ADR                                               100        5,400
                                                                      ----------
                                                                         225,051
                                                                      ----------
AEROSPACE & DEFENSE - 1.2%
Boeing Company                                                2,800      196,672
Engineered Support Systems, Inc.                                400       16,656
General Dynamics Corporation                                  2,400      273,720
Goodrich Corporation                                          2,100       86,310
Honeywell International, Inc.                                 7,500      279,375
Lockheed Martin Corporation                                   1,000       63,630
Rockwell Colllins, Inc.                                       1,600       74,352
Triumph Group, Inc.*                                            300       10,983
United Technologies Corporation                               2,400      134,184
                                                                      ----------
                                                                       1,135,882
                                                                      ----------
AIR FREIGHT & LOGISTICS - 0.3%
Expeditors International of Washington, Inc.                    300       20,253
UTI Worldwide, Inc.                                             300       27,852
United Parcel Service, Inc. (Cl.B)                            2,800      210,420
                                                                      ----------
                                                                         258,525
                                                                      ----------
AIRLINES - 0.1%
SkyWest, Inc.                                                 1,500       40,290
Southwest Airlines Company                                    6,300      103,509
                                                                      ----------
                                                                         143,799
                                                                      ----------
ALUMINUM - 0.2%
Alcan, Inc.                                                   3,000      122,850
Alcoa, Inc.                                                   2,800       82,796
                                                                      ----------
                                                                         205,646
                                                                      ----------
APPAREL RETAIL - 0.4%
Chico's FAS, Inc.*                                            1,100       48,323
Hot Topic, Inc.*                                              3,700       52,725
Pacific Sunwear of California, Inc.*                            600       14,952
Ross Stores, Inc.                                             3,800      109,820
TJX Companies, Inc.                                           6,000      139,380
                                                                      ----------
                                                                         365,200
                                                                      ----------
APPAREL, ACCESSORIES & LUXURY GOODS - 0.0%
Fossil, Inc.*                                                   600       12,906
Quiksilver, Inc.*                                               300        4,152
                                                                      ----------
                                                                          17,058
                                                                      ----------
APPLICATION SOFTWARE - 0.1%
Cadence Design Systems, Inc.*                                   400        6,768
FactSet Research Systems, Inc.                                  250       10,290
Fair Isaac Corporation                                          645       28,490
Jack Henry & Associates, Inc.                                   300        5,724
Mercury Interactive Corporation*                                900       25,011
Serena Software, Inc.*                                          500       11,720
Taleo Corporation*                                            1,200       15,936
                                                                      ----------
                                                                         103,939
                                                                      ----------
ASSET MANAGEMENT & CUSTODY BANKS - 0.8%
Ameriprise Financial, Inc.                                    2,840   $  116,440
Eaton Vance Corporation                                         700       19,152
Franklin Resources, Inc.                                        700       65,807
Investors Financial Services Corporation                      2,900      106,807
Janus Capital Group, Inc.                                     1,400       26,082
Legg Mason, Inc.                                                900      107,721
Mellon Financial Corporation                                  1,600       54,800
Northern Trust Corporation                                    1,400       72,548
Nuveen Investments                                            1,700       72,454
State Street Corporation                                      2,500      138,600
                                                                      ----------
                                                                         780,411
                                                                      ----------
AUTO PARTS & EQUIPMENT - 0.1%
Autoliv, Inc.                                                   500       22,710
Gentex Corporation                                              700       13,650
Johnson Controls, Inc.                                          200       14,582
                                                                      ----------
                                                                          50,942
                                                                      ----------
AUTOMOBILE MANUFACTURERS - 0.2%
General Motors Corporation                                    8,400      163,128
                                                                      ----------
AUTOMOTIVE RETAIL - 0.0%
O'Reilly Automotive, Inc.*                                    1,100       35,211
                                                                      ----------
BIOTECHNOLOGY - 1.2%
Abgenix, Inc.*                                                1,400       30,114
Alkermes, Inc.*                                                 800       15,296
Amgen, Inc.*                                                  6,300      496,818
Biogen Idec, Inc.*                                            2,000       90,660
Celgene Corporation*                                            800       51,840
Cephalon, Inc.*                                                 895       57,942
Charles River Laboratories
   International, Inc.*                                         300       12,711
Chiron Corporation*                                             400       17,784
Digene Corporation*                                             300        8,751
Genentech, Inc.*                                              1,600      148,000
Genzyme Corporation*                                            200       14,156
Gilead Sciences, Inc.*                                        3,200      168,416
Invitrogen Corporation*                                         316       21,058
Neurocrine Biosciences, Inc.*                                   300       18,819
Senomyx, Inc.*                                                  200        2,424
Techne Corporation*                                             200       11,230
                                                                      ----------
                                                                       1,166,019
                                                                      ----------
BREWERS - 0.2%
Anheuser-Busch Companies, Inc.                                2,900      124,584
Boston Beer Company, Inc.*                                      400       10,000
Compania Cervecerias Unidas S.A. ADR                            900       22,698
                                                                      ----------
                                                                         157,282
                                                                      ----------


                                       80                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)
BROADCASTING & CABLE TV - 0.7%
Comcast Corporation*                                          9,400   $  244,024
Cox Radio, Inc.*                                                500        7,040
DirecTV Group, Inc.*                                          1,940       27,393
Discovery Holding Company*                                      966       14,635
E.W. Scripps Company                                            600       28,812
EchoStar Communications Corporation*                            600       16,302
Emmis Communications Corporation*                               200        3,982
Liberty Global, Inc.*                                           303        6,817
Liberty Media Corporation*                                   15,164      119,341
Radio One, Inc. (Cl.D)*                                       1,000       10,350
Rogers Communications, Inc. (Cl.B)                            2,900      122,554
Univision Communications, Inc.*                               2,300       67,597
                                                                      ----------
                                                                         668,847
                                                                      ----------
BUILDING PRODUCTS - 0.1%
American Standard Companies, Inc.                             1,300       51,935
Trex Company, Inc.*                                             100        2,805
Universal Forest Products, Inc.                                 200       11,050
                                                                      ----------
                                                                          65,790
                                                                      ----------
CASINOS & GAMING - 0.4%
Harrah's Entertainment, Inc.                                  1,200       85,548
International Game Technology                                 5,500      169,290
Shuffle Master, Inc.*                                           400       10,056
Station Casinos, Inc.                                           500       33,900
Wynn Resorts, Ltd.*                                           2,500      137,125
                                                                      ----------
                                                                         435,919
                                                                      ----------
CATALOG RETAIL - 0.0%
IAC/InterActiveCorp*                                            550       15,570
Insight Enterprises, Inc.*                                      600       11,766
                                                                      ----------
                                                                          27,336
                                                                      ----------
COAL & CONSUMABLE FUELS - 0.0%
Peabody Energy Corporation                                      500       41,210
                                                                      ----------
COMMODITY CHEMICALS - 0.1%
Nova Chemicals Corporation                                    1,700       56,780
                                                                      ----------
COMMUNICATIONS EQUIPMENT - 1.5%
Belden CDT, Inc.                                                300        7,329
Cisco Systems, Inc.*                                         32,300      552,976
Corning, Inc.*                                                6,500      127,790
Dolby Laboratories, Inc.*                                       400        6,820
F5 Networks, Inc.*                                              400       22,876
Inter-Tel, Inc.                                                 600       11,742
Juniper Networks, Inc.*                                       3,600       80,280
Motorola, Inc.                                                7,600      171,684
Nokia Oyj ADR                                                 8,100      148,230
Plantronics, Inc.                                               200        5,660
Polycom, Inc.*                                                  500        7,650
Qualcomm, Inc.                                                7,800      336,024
                                                                      ----------
                                                                       1,479,061
                                                                      ----------
COMPUTER & ELECTRONICS RETAIL - 0.1%
Best Buy Company, Inc.                                        2,325   $  101,091
                                                                      ----------
COMPUTER HARDWARE - 1.5%
Avid Technology, Inc.*                                          600       32,856
Dell, Inc.*                                                  24,200      725,758
Gateway, Inc.*                                               15,900       39,909
International Business Machines Corporation                   7,900      649,380
                                                                      ----------
                                                                       1,447,903
                                                                      ----------
COMPUTER STORAGE & PERIPHERALS - 0.3%
Applied Films Corporation*                                      200        4,154
EMC Corporation*                                             17,800      242,436
Lexmark International, Inc.*                                    300       13,449
                                                                      ----------
                                                                         260,039
                                                                      ----------
CONSTRUCTION & ENGINEERING - 0.0%
Insituform Technologies, Inc.*                                  400        7,748
                                                                      ----------
CONSTRUCTION & FARM MACHINERY - 0.3%
Deere & Company                                               3,600      245,196
Joy Global, Inc.                                                600       24,000
Oshkosh Truck Corporation                                       900       40,131
                                                                      ----------
                                                                         309,327
                                                                      ----------
CONSUMER ELECTRONICS - 0.0%
Digital Theater Systems, Inc.*                                  200        2,960
Harman International Industries, Inc.                           100        9,785
                                                                      ----------
                                                                          12,745
                                                                      ----------
CONSUMER FINANCE - 0.7%
American Express Company                                      5,900      303,614
Capital One Financial Corporation                             1,900      164,160
Jackson Hewitt Tax Service, Inc.                                500       13,855
SLM Corporation                                               3,500      192,815
                                                                      ----------
                                                                         674,444
                                                                      ----------
DATA PROCESSING & OUTSOURCED SERVICES - 0.5%
Automatic Data Processing, Inc.                               3,900      178,971
DST Systems, Inc.*                                              500       29,955
First Data Corporation                                        4,000      172,040
Fiserv, Inc.*                                                   200        8,654
Global Payments, Inc.                                           400       18,644
Iron Mountain, Inc.*                                            750       31,665
                                                                      ----------
                                                                         439,929
                                                                      ----------
DEPARTMENT STORES - 0.4%
Kohl's Corporation*                                           8,000      388,800
                                                                      ----------
DIVERSIFIED BANKS - 1.5%
Bank of America Corporation                                  11,676      538,847
Global Cash Access, Inc.*                                       400        5,836
Popular, Inc.                                                 1,100       23,265
U.S. Bancorp                                                  8,300      248,087
Wachovia Corporation                                          5,800      306,588
Wells Fargo & Company                                         5,200      326,716
                                                                      ----------
                                                                       1,449,339
                                                                      ----------


                                       81                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                              NUMBER     MARKET
                                                            OF SHARES     VALUE
                                                            ---------   --------
COMMON STOCKS (CONTINUED)
DIVERSIFIED CHEMICALS - 0.3%
Cabot Corporation                                               1,800   $ 64,440
Dow Chemical Company                                              600     26,292
E.I. du Pont de Nemours & Company                               5,851    248,668
                                                                        --------
                                                                         339,400
                                                                        --------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
Advisory Board Company*                                           400     19,068
Cendant Corporation                                             6,400    110,400
ChoicePoint, Inc.*                                                266     11,840
Cintas Corporation                                                700     28,826
Corporate Executive Board Company                                 600     53,820
IntercontinentalExchange, Inc.*                                   100      3,635
Navigant Consulting, Inc.*                                        300      6,594
                                                                        --------
                                                                         234,183
                                                                        --------
DIVERSIFIED METALS & MINING - 0.1%
BHP Billiton, Ltd. ADR                                          2,700     90,234
                                                                        --------
DRUG RETAIL - 0.4%
CVS Corporation                                                 3,900    103,038
Walgreen Company                                                5,500    243,430
                                                                        --------
                                                                         346,468
                                                                        --------
EDUCATION SERVICES - 0.1%
Apollo Group, Inc.*                                               500     30,230
Corinthian Colleges, Inc.*                                        100      1,178
Education Management Corporation*                                 800     26,808
                                                                        --------
                                                                          58,216
                                                                        --------
ELECTRIC UTILITIES - 1.0%
Edison International                                            2,900    126,469
Entergy Corporation                                             2,900    199,085
Exelon Corporation                                              4,900    260,386
FirstEnergy Corporation                                         3,200    156,768
Great Plains Energy, Inc.                                         800     22,368
NRG Energy, Inc.*                                               1,400     65,968
PPL Corporation                                                 1,600     47,040
Pinnacle West Capital Corporation                               1,900     78,565
Southern Company                                                1,200     41,436
                                                                        --------
                                                                         998,085
                                                                        --------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.0%
Color Kinetics, Inc.*                                             600      8,634
                                                                        --------
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.1%
Agilent Technologies, Inc.*                                       179      5,959
CyberOptics Corporation*                                          700      9,436
FLIR Systems, Inc.*                                               600     13,398
iRobot Corporation*                                               200      6,666
Littelfuse, Inc.*                                                 200      5,450
Tektronix, Inc.                                                 1,500     42,315
                                                                        --------
                                                                          83,224
                                                                        --------
ELECTRONIC MANUFACTURING SERVICES - 0.3%
AVX Corporation                                                   800   $ 11,584
Flextronics International, Ltd.*                                5,400     56,376
Jabil Circuit, Inc.*                                            4,000    148,360
Mercury Computer Systems, Inc.*                                   500     10,315
Plexus Corporation*                                             1,100     25,014
                                                                        --------
                                                                         251,649
                                                                        --------
ENVIRONMENTAL & FACILITIES SERVICES - 0.1%
Republic Services, Inc.                                         2,900    108,895
Waste Connections, Inc.*                                          300     10,338
                                                                        --------
                                                                         119,233
                                                                        --------
FERTILIZERS & AGRICULTURAL CHEMICALS - 0.2%
Monsanto Company                                                1,200     93,036
Mosaic Company*                                                   800     11,704
Potash Corporation of Saskatchewan, Inc.                        1,600    128,352
                                                                        --------
                                                                         233,092
                                                                        --------
FOOD DISTRIBUTORS - 0.1%
Performance Food Group Company*                                   300      8,511
Sysco Corporation                                               2,900     90,045
United Natural Foods, Inc.*                                       500     13,200
                                                                        --------
                                                                         111,756
                                                                        --------
FOOD RETAIL - 0.1%
Kroger Company*                                                 5,300    100,064
Safeway, Inc.                                                   1,200     28,392
                                                                        --------
                                                                         128,456
                                                                        --------
FOOTWEAR - 0.1%
Nike, Inc. (Cl.B)                                               1,000     86,790
                                                                        --------
FOREST PRODUCTS - 0.1%
Weyerhaeuser Company                                              900     59,706
                                                                        --------
GAS UTILITIES - 0.1%
AGL Resources, Inc.                                               300     10,443
National Fuel Gas Company                                         800     24,952
OGE Energy Corporation                                          1,000     26,790
WGL Holdings, Inc.                                                600     18,036
                                                                        --------
                                                                          80,221
                                                                        --------
GENERAL MERCHANDISE STORES - 0.4%
Dollar General Corporation                                      1,300     24,791
Dollar Tree Stores, Inc.*                                         200      4,788
Family Dollar Stores, Inc.                                      3,100     76,849
Fred's, Inc.                                                      400      6,508
Target Corporation                                              5,800    318,826
                                                                        --------
                                                                         431,762
                                                                        --------
GOLD - 0.2%
Newmont Mining Corporation                                      3,300    176,220
                                                                        --------


                                       82                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)

HEALTH CARE DISTRIBUTORS - 0.2%
Cardinal Health, Inc.                                         2,350   $  161,563
Patterson Companies, Inc.*                                    1,200       40,080
                                                                      ----------
                                                                         201,643
                                                                      ----------
HEALTH CARE EQUIPMENT - 1.0%
Aspect Medical Systems, Inc.*                                   500       17,175
Boston Scientific Corporation*                                6,000      146,940
C.R. Bard, Inc.                                               1,000       65,920
Cytyc Corporation*                                            1,000       28,230
Edwards Lifesciences Corporation*                               300       12,483
Inamed Corporation*                                             100        8,768
Medtronic, Inc.                                               6,600      379,962
Respironics, Inc.*                                              100        3,707
St. Jude Medical, Inc.*                                       1,500       75,300
Steris Corporation                                              700       17,514
Stryker Corporation                                           1,600       71,088
Thoratec Corporation*                                           700       14,483
Waters Corporation*                                           1,800       68,040
Zimmer Holdings, Inc.*                                        1,600      107,904
                                                                      ----------
                                                                       1,017,514
                                                                      ----------
HEALTH CARE FACILITIES - 0.2%
Community Health Systems, Inc.*                               1,300       49,842
Health Management Associates, Inc.                              600       13,176
LifePoint Hospitals, Inc.*                                      200        7,500
Symbion, Inc.*                                                  400        9,200
Triad Hospitals, Inc.*                                        2,310       90,621
United Surgical Partners International, Inc.*                   400       12,860
                                                                      ----------
                                                                         183,199
                                                                      ----------
HEALTH CARE SERVICES - 0.4%
Caremark Rx, Inc.*                                            3,100      160,549
Computer Programs & Systems, Inc.                               900       37,287
DaVita, Inc.*                                                   950       48,108
Medco Health Soulutions, Inc.*                                1,563       87,215
Omnicare, Inc.                                                  500       28,610
Quest Diagnostics, Inc.                                       1,100       56,628
                                                                      ----------
                                                                         418,397
                                                                      ----------
HEALTH CARE SUPPLIES - 0.0%
Bausch & Lomb, Inc.                                             250       16,975
Dentsply International, Inc.                                    300       16,107
Merit Medical Systems, Inc.*                                    700        8,498
                                                                      ----------
                                                                          41,580
                                                                      ----------
HOME ENTERTAINMENT SOFTWARE - 0.1%
Activision, Inc.*                                             1,333       18,315
Electronic Arts, Inc.*                                        1,500       78,465
                                                                      ----------
                                                                          96,780
                                                                      ----------
HOME FURNISHINGS - 0.0%
Mohawk Industries, Inc.*                                        200       17,396
                                                                      ----------
HOME IMPROVEMENT RETAIL - 0.7%
Home Depot, Inc.                                             10,550      427,064
Lowe's Companies, Inc.                                        3,200      213,312
                                                                      ----------
                                                                         640,376
                                                                      ----------
HOMEBUILDING - 0.2%
D.R. Horton, Inc.                                             2,400   $   85,752
Lennar Corporation                                            1,300       79,326
Standard-Pacific Corporation                                  1,000       36,800
Toll Brothers, Inc.*                                            600       20,784
                                                                      ----------
                                                                         222,662
                                                                      ----------
HOMEFURNISHING RETAIL - 0.0%
Bed Bath & Beyond, Inc.*                                        600       21,690
Williams-Sonoma, Inc.*                                          400       17,260
                                                                      ----------
                                                                          38,950
                                                                      ----------
HOTELS, RESORTS & CRUISE LINES - 0.3%
Carnival Corporation                                          3,100      165,757
Marriott International, Inc.                                  1,400       93,758
                                                                      ----------
                                                                         259,515
                                                                      ----------
HOUSEHOLD PRODUCTS - 1.3%
Colgate-Palmolive Company                                     2,500      137,125
Kimberly-Clark Corporation                                    1,800      107,370
Procter & Gamble Company                                     16,875      976,725
                                                                      ----------
                                                                       1,221,220
                                                                      ----------
HOUSEWARES & SPECIALTIES - 0.1%
Fortune Brands, Inc.                                          600         46,812
Jarden Corporation*                                           100          3,015
Newell Rubbermaid, Inc.                                       900         21,402
                                                                      ----------
                                                                          71,229
                                                                      ----------
HUMAN RESOURCE & EMPLOYMENT SERVICES - 0.1%
Manpower, Inc.                                                200          9,300
Robert Half International, Inc.                               1,200       45,468
                                                                      ----------
                                                                          54,768
                                                                      ----------
HYPERMARKETS & SUPERCENTERS - 0.7%
Wal-Mart Stores, Inc.                                        14,600      683,280
                                                                      ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.3%
AES Corporation*                                              2,800       44,324
Duke Energy Corporation                                       7,500      205,875
Dynegy, Inc.*                                                 3,200       15,488
TXU Corporation                                                 700       35,133
                                                                      ----------
                                                                         300,820
                                                                      ----------
INDUSTRIAL CONGLOMERATES - 2.6%
General Electric Company                                     62,500    2,190,625
Teleflex, Inc.                                                  800       51,984
Tyco International, Ltd.                                     11,900      343,434
                                                                      ----------
                                                                       2,586,043
                                                                      ----------


                                       83                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)

INDUSTRIAL MACHINERY - 0.7%
Actuant Corporation                                             700   $   39,060
Briggs & Stratton Corporation                                   400       15,516
Danaher Corporation                                           5,500      306,790
Eaton Corporation                                               700       46,963
Harsco Corporation                                              300       20,253
Illinois Tool Works, Inc.                                     2,200      193,578
Nordson Corporation                                             200        8,102
Pall Corporation                                              2,200       59,092
                                                                      ----------
                                                                         689,354
                                                                      ----------
INSURANCE BROKERS - 0.3%
Arthur J. Gallagher & Company                                   500       15,440
Marsh & McLennan Companies, Inc.                              5,900      187,384
Willis Group Holdings, Ltd.                                   1,800       66,492
                                                                      ----------
                                                                         269,316
                                                                      ----------
INTEGRATED OIL & GAS - 3.1%
BP plc ADR                                                      400       25,688
Chevron Corporation                                          10,250      581,893
ConocoPhillips                                                6,000      349,080
Exxon Mobil Corporation                                      29,020    1,630,053
Murphy Oil Corporation                                        3,300      178,167
Occidental Petroleum Corporation                              1,400      111,832
Petroleo Brasileiro S.A. ADR                                  1,200       77,244
Total S.A. ADR                                                  900      113,760
                                                                      ----------
                                                                       3,067,717
                                                                      ----------
INTEGRATED TELECOMMUNICATION SERVICES - 0.7%
BellSouth Corporation                                         7,800      211,380
NTL, Inc.*                                                      200       13,616
Telus Corporation (Non-Voting Shares)                         6,100      245,586
Verizon Communications, Inc.                                  8,534      257,044
                                                                      ----------
                                                                         727,626
                                                                      ----------
INTERNET RETAIL - 0.0%
Drugstore.com, Inc.*                                          1,500        4,275
Expedia, Inc.*                                                  450       10,782
                                                                      ----------
                                                                          15,057
                                                                      ----------
INTERNET SOFTWARE & SERVICES - 0.7%
Blue Coat Systems, Inc.*                                        300       13,716
CNET Networks, Inc.*                                          3,900       57,291
CyberSource Corporation*                                        500        3,300
Digital Insight Corporation*                                    500       16,010
EarthLink, Inc.*                                              1,600       17,776
Google, Inc.*                                                   300      124,458
MatrixOne, Inc.*                                              5,400       26,946
Navteq Corporation*                                           1,400       61,418
VeriSign, Inc.*                                               2,200       48,224
Websense, Inc.*                                                 400       26,256
Yahoo!, Inc.*                                                 8,100      317,358
                                                                      ----------
                                                                         712,753
                                                                      ----------
INVESTMENT BANKING & BROKERAGE - 1.4%
Ameritrade Holding Corporation*                               6,400   $  153,600
E*Trade Financial Corporation*                               11,100      231,546
Goldman Sachs Group, Inc.                                     2,400      306,504
Lehman Brothers Holdings, Inc.                                1,400      179,438
Merrill Lynch & Company, Inc.                                 4,400      298,012
Morgan Stanley                                                3,000      170,220
TradeStation Group, Inc.*                                     1,300       16,094
                                                                      ----------
                                                                       1,355,414
                                                                      ----------
IT CONSULTING & OTHER SERVICES - 0.2%
Accenture, Ltd.                                               4,200      121,254
CACI International, Inc.*                                       100        5,738
Cognizant Technology Solutions Corporation*                     300       15,105
Inforte Corporation                                           1,500        5,925
MTC Technologies, Inc.*                                         300        8,214
SRA International, Inc.*                                        400       12,216
                                                                      ----------
                                                                         168,452
                                                                      ----------
LEISURE PRODUCTS - 0.2%
Brunswick Corporation                                         2,400       97,584
DreamWorks Animation SKG, Inc.*                                 400        9,824
Marvel Entertainment, Inc.*                                     400        6,552
Mattel, Inc.                                                  2,100       33,222
SCP Pool Corporation                                            712       26,501
                                                                      ----------
                                                                         173,683
                                                                      ----------
LIFE & HEALTH INSURANCE - 0.6%
AFLAC, Inc.                                                   2,200      102,124
Genworth Financial, Inc.                                      3,100      107,198
Jefferson-Pilot Corporation                                     700       39,851
Lincoln National Corporation                                  1,800       95,454
MetLife, Inc.                                                 1,000       49,000
Protective Life Corporation                                     400       17,508
Prudential Financial, Inc.                                    2,000      146,380
StanCorp Financial Group, Inc.                                  500       24,975
                                                                      ----------
                                                                         582,490
                                                                      ----------
MANAGED HEALTH CARE - 0.9%
Aetna, Inc.                                                     800       75,448
Coventry Health Care, Inc.*                                     500       28,480
Humana, Inc.*                                                 2,900      157,557
UnitedHealth Group, Inc.                                      6,500      403,910
WellPoint, Inc.*                                              2,556      203,922
                                                                      ----------
                                                                         869,317
                                                                      ----------
MOVIES & ENTERTAINMENT - 1.0%
News Corporation                                              9,200      143,060
Time Warner, Inc.                                            19,500      340,080
Viacom, Inc. (Cl.B)                                           9,000      293,400
Viacom, Inc. (Cl.B) (when-issued)(4)                          2,200       90,530
Walt Disney Company                                           3,000       71,910
                                                                      ----------
                                                                         938,980
                                                                      ----------


                                       84                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)

MULTI-LINE INSURANCE - 1.0%
American International Group, Inc.                           12,375   $  844,346
Hartford Financial Services Group, Inc.                       2,100      180,369
                                                                      ----------
                                                                       1,024,715
                                                                      ----------
MULTI-UTILITIES - 0.3%
Alliant Energy Corporation                                      800       22,432
Consolidated Edison, Inc.                                     1,000       46,330
Dominion Resources, Inc.                                      1,400      108,080
Energy East Corporation                                         900       20,520
NiSource, Inc.                                                3,800       79,268
Public Service Enterprise Group, Inc.                           200       12,994
Teco Energy, Inc.                                               900       15,462
                                                                      ----------
                                                                         305,086
                                                                      ----------
OFFICE SERVICES & SUPPLIES - 0.1%
Avery Dennison Corporation                                    1,100       60,797
Herman Miller, Inc.                                           1,000       28,190
                                                                      ----------
                                                                          88,987
                                                                      ----------
OIL & GAS DRILLING - 0.3%
Grey Wolf, Inc.*                                              1,500       11,595
Helmerich & Payne, Inc.                                         400       24,764
Nabors Industries, Ltd.*                                        600       45,450
Patterson-UTI Energy, Inc.                                      700       23,065
Transocean, Inc.*                                             2,509      174,852
                                                                      ----------
                                                                         279,726
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES - 1.1%
Baker Hughes, Inc.                                            2,400      145,872
BJ Services Company                                           2,000       73,340
Cooper Cameron Corporation*                                     500       20,700
FMC Technologies, Inc.*                                       2,471      106,055
Grant Prideco, Inc.*                                          2,700      119,124
Halliburton Company                                           1,200       74,352
Maverick Tube Corporation*                                      700       27,902
National-Oilwell Varco, Inc.*                                   600       37,620
Schlumberger, Ltd.                                            5,000      485,750
                                                                      ----------
                                                                       1,090,715
                                                                      ----------
OIL & GAS EXPLORATION & PRODUCTION - 0.6%
Anadarko Petroleum Corporation                                1,363      129,144
Comstock Resources, Inc.*                                     1,000       30,510
Devon Energy Corporation                                      1,400       87,556
EOG Resources, Inc.                                           1,200       88,044
Forest Oil Corporation*                                         300       13,671
Newfield Exploration Company*                                   900       45,063
Pioneer Natural Resources Company                               800       41,016
XTO Energy, Inc.                                              2,400      105,456
                                                                      ----------
                                                                         540,460
                                                                      ----------
OIL & GAS REFINING & MARKETING - 0.1%
Sunoco, Inc.                                                    600       47,028
Valero Energy Corporation                                     1,800       92,880
                                                                      ----------
                                                                         139,908
                                                                      ----------
OIL & GAS STORAGE & TRANSPORTATION - 0.2%
Williams Companies, Inc.                                     10,400   $  240,968
OTHER DIVERSIFIED FINANCIAL SERVICES - 2.2%
CapitalSource, Inc.*                                          4,200       94,080
Citigroup, Inc.                                              27,273    1,323,559
Heartland Payment Systems, Inc.*                                100        2,166
JP Morgan Chase & Company                                    19,536      775,384
                                                                      ----------
                                                                       2,195,189
                                                                      ----------
PACKAGED FOODS & MEATS - 0.6%
Campbell Soup Company                                         3,100       92,287
Dean Foods Company*                                             550       20,713
General Mills, Inc.                                           4,000      197,280
H.J. Heinz Company                                            1,620       54,626
Hershey Company                                               1,400       77,350
Kellogg Company                                               2,300       99,406
Kraft Foods, Inc.                                               600       16,884
McCormick & Company, Inc.                                       700       21,644
SunOpta, Inc.*                                                2,500       13,150
Tootsie Roll Industries, Inc.                                   165        4,773
                                                                      ----------
                                                                         598,113
                                                                      ----------
PAPER PACKAGING - 0.0%
Smurfit-Stone Container Corporation*                            200        2,834
                                                                      ----------
PAPER PRODUCTS - 0.3%
Bowater, Inc.                                                 1,200       36,864
International Paper Company                                   4,100      137,801
MeadWestvaco Corporation                                      1,300       36,439
Potlatch Corporation                                          1,000       50,980
                                                                      ----------
                                                                         262,084
                                                                      ----------
PERSONAL PRODUCTS - 0.1%
Avon Products, Inc.                                           2,200       62,810
Estee Lauder Companies, Inc.                                    300       10,044
                                                                      ----------
                                                                          72,854
                                                                      ----------
PHARMACEUTICALS - 3.2%
Abbott Laboratories                                           8,200      323,326
AstraZeneca plc ADR                                             400       19,440
Bristol-Myers Squibb Company                                  1,500       34,470
Eli Lilly & Company                                           5,300      299,927
Forest Laboratories, Inc.*                                    1,100       44,748
GlaxoSmithKline plc ADR                                         100        5,048
Johnson & Johnson                                            14,088      846,689
Martek Biosciences Corporation*                                 200        4,922
Medicis Pharmaceutical Corporation                              300        9,615
Merck & Company, Inc.                                         8,900      283,109
Noven Pharmaceuticals, Inc.*                                    600        9,078
Pfizer, Inc.                                                 31,373      731,618
Schering-Plough Corporation                                   6,100      127,185
Sepracor, Inc.*                                                 600       30,960
Shire plc ADR                                                   700       27,153
Watson Pharmaceuticals, Inc.*                                   400       13,004
Wyeth                                                         6,500      299,455
                                                                      ----------
                                                                       3,109,747
                                                                      ----------


                                       85                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)
PROPERTY & CASUALTY INSURANCE - 0.6%
Allstate Corporation                                            600   $   32,442
Assurant, Inc.                                                1,000       43,490
Axis Capital Holdings, Ltd.                                   1,000       31,280
Infinity Property & Casualty Corporation                        200        7,442
Markel Corporation*                                              70       22,194
Mercury General Corporation                                     200       11,644
Ohio Casualty Corporation                                       200        5,664
ProAssurance Corporation*                                       200        9,728
Progressive Corporation                                       1,100      128,458
Selective Insurance Group, Inc.                                 100        5,310
St. Paul Travelers Companies, Inc.                            4,514      201,640
Triad Guaranty, Inc.*                                           400       17,596
XL Capital, Ltd.                                              1,400       94,332
                                                                      ----------
                                                                         611,220
                                                                      ----------
PUBLISHING - 0.4%
Dow Jones & Company, Inc.                                       700       24,843
Gannett Company, Inc.                                         1,300       78,741
Getty Images, Inc.*                                             400       35,708
McGraw-Hill Companies, Inc.                                   2,400      123,912
Meredith Corporation                                            300       15,702
Scholastic Corporation*                                         200        5,702
Tribune Company                                               1,500       45,390
Washington Post Company (Cl.B)                                   39       29,835
                                                                      ----------
                                                                         359,833
                                                                      ----------
RAILROADS - 0.3%
Norfolk Southern Corporation                                  3,100      138,973
Union Pacific Corporation                                     2,200      177,122
                                                                      ----------
                                                                         316,095
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS - 0.7%
Archstone-Smith Trust                                         3,200      134,048
Arden Realty, Inc.                                              800       35,864
Boston Properties, Inc.                                         500       37,065
Camden Property Trust                                           500       28,960
CarrAmerica Realty Corporation                                2,600       90,038
Duke Realty Corporation                                         500       16,700
EastGroup Properties, Inc.                                      400       18,064
LaSalle Hotel Properties                                      1,200       44,064
Mills Corporation                                               500       20,970
Prologis                                                      1,700       79,424
Reckson Associates Realty Corporation                           500       17,990
Regency Centers Corporation                                     500       29,475
SL Green Realty Corporation                                     500       38,195
Simon Property Group, Inc.                                      800       61,304
Weingarten Realty Investors                                     700       26,467
                                                                      ----------
                                                                         678,628
                                                                      ----------
REGIONAL BANKS - 1.3%
City National Corporation                                       100   $    7,244
Commerce Bancshares, Inc.                                       543       28,301
East West Bancorp, Inc.                                         500       18,245
Fifth Third Bancorp                                          13,700      516,764
First Horizon National Corporation                            2,800      107,632
Mercantile Bankshares Corporation                               500       28,220
National City Corporation                                     5,000      167,850
PNC Financial Services Group, Inc.                              600       37,098
SunTrust Banks, Inc.                                          1,300       94,588
Synovus Financial Corporation                                 7,300      197,173
TCF Financial Corporation                                       300        8,142
Texas Regional Bancshares, Inc.                                 817       23,121
UCBH Holdings, Inc.                                           1,200       21,456
Wilmington Trust Corporation                                    600       23,346
                                                                      ----------
                                                                       1,279,180
                                                                      ----------
REINSURANCE - 0.0%
RenaissanceRe Holdings, Ltd.                                    100        4,411
                                                                      ----------
RESTAURANTS - 0.4%
CEC Entertainment, Inc.*                                        300       10,212
California Pizza Kitchen, Inc.*                                 300        9,591
Cheesecake Factory, Inc.*                                       200        7,478
Outback Steakhouse, Inc.                                      2,400       99,864
P.F. Chang's China Bistro, Inc.*                                200        9,926
Panera Bread Company*                                         1,100       72,248
Sonic Corporation*                                              600       17,700
Starbucks Corporation*                                        5,000      150,050
                                                                      ----------
                                                                         377,069
                                                                      ----------
SEMICONDUCTOR EQUIPMENT - 0.2%
ASML Holding N.V.*                                            3,700       74,296
ATMI, Inc.*                                                     400       11,188
Advanced Energy Industries, Inc.*                               600        7,098
Cymer, Inc.*                                                    300       10,653
Entegris, Inc.*                                               1,112       10,475
KLA-Tencor Corporation                                        1,500       73,995
Varian Semiconductor Equipment
Associates, Inc.*                                               200        8,786
                                                                      ----------
                                                                         196,491
                                                                      ----------
SEMICONDUCTORS - 1.6%
Analog Devices, Inc.                                          6,134      220,027
Intel Corporation                                            31,200      778,752
Intersil Corporation                                            900       22,392
Linear Technology Corporation                                 5,100      183,957
Maxim Integrated Products, Inc.                               2,800      101,472
Microchip Technology, Inc.                                      400       12,860
OmniVision Technologies, Inc.*                                  900       17,964
Semtech Corporation*                                            900       16,434
TTM Technologies, Inc.*                                       1,800       16,920
Tessera Technologies, Inc.*                                     400       10,340
Xilinx, Inc.                                                  5,500      138,655
Zoran Corporation*                                            1,289       20,895
                                                                      ----------
                                                                       1,540,668
                                                                      ----------


                                       86                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                           NUMBER       MARKET
                                                         OF SHARES       VALUE
                                                         ---------   -----------
COMMON STOCKS (CONTINUED)
SOFT DRINKS - 1.0%
Coca-Cola Company                                           11,100   $   447,441
Coca-Cola Enterprises, Inc.                                  2,200        42,174
PepsiCo, Inc.                                                8,000       472,640
                                                                     -----------
                                                                         962,255
                                                                     -----------
SPECIALIZED FINANCE - 0.0%
Moody's Corporation                                            500        30,710
                                                                     -----------
SPECIALTY CHEMICALS - 0.1%
Arch Chemicals, Inc.                                           700        20,930
Ferro Corporation                                            1,000        18,760
Minerals Technologies, Inc.                                    300        16,767
Symyx Technologies, Inc.*                                      700        19,103
Valspar Corporation                                            200         4,934
                                                                     -----------
                                                                          80,494
                                                                     -----------
SPECIALTY STORES - 0.1%
A.C. Moore Arts & Crafts, Inc.*                                300         4,365
Hibbett Sporting Goods, Inc.*                                  700        19,936
Petsmart, Inc.                                                 500        12,830
Staples, Inc.                                                2,850        64,724
                                                                     -----------
                                                                         101,855
                                                                     -----------
STEEL - 0.3%
Nucor Corporation                                            3,700       246,864
Steel Dynamics, Inc.                                           500        17,755
                                                                     -----------
                                                                         264,619
                                                                     -----------
SYSTEMS SOFTWARE - 1.7%
Borland Software Corporation*                                  600         3,918
Macrovision Corporation*                                       100         1,673
Microsoft Corporation                                       40,500     1,059,075
NCI, Inc.*                                                     200         2,746
Oracle Corporation*                                         33,700       411,477
Red Hat, Inc.*                                                 600        16,344
Symantec Corporation*                                       10,121       177,118
                                                                     -----------
                                                                       1,672,351
                                                                     -----------
TECHNOLOGY DISTRIBUTORS - 0.1%
CDW Corporation                                              1,400        80,598
Tech Data Corporation*                                         400        15,872
                                                                     -----------
                                                                          96,470
                                                                     -----------
THRIFTS & MORTGAGE FINANCE - 0.6%
BankAtlantic Bancorp, Inc.                                   1,500        21,000
Countrywide Financial Corporation                            3,200       109,408
Federal Home Loan Mortgage Corporation                       1,300        84,955
Federal National Mortgage Association                        2,000        97,620
Golden West Financial Corporation                              800        52,800
IndyMac Bancorp, Inc.                                          500        19,510
PMI Group, Inc.                                                500        20,535
Radian Group, Inc.                                             300        17,577
Washington Mutual, Inc.                                      4,100       178,350
                                                                     -----------
                                                                         601,755
                                                                     -----------
TOBACCO - 0.9%
Altria Group, Inc.                                          12,300   $   919,056
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS - 0.0%
Hughes Supply, Inc.                                            500        17,925
                                                                     -----------
TRUCKING - 0.1%
Dollar Thrifty Automotive Group, Inc.*                         700        25,249
Old Dominion Freight Line, Inc.*                               750        20,235
                                                                     -----------
                                                                          45,484
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICE - 1.0%
Alltel Corporation                                             161        10,159
America Movil S.A. de C.V. ADR                               1,700        49,742
American Tower Corporation*                                  4,530       122,763
Crown Castle International Corporation*                      5,400       145,314
Nextel Partners, Inc.*                                       5,300       148,082
Sprint Nextel Corporation                                   16,175       377,848
Telephone & Data Systems, Inc.                                 200         7,206
Telephone & Data Systems, Inc.
   (Special Shares)                                            200         6,922
Vodafone Group plc ADR                                       5,300       113,791
Wireless Facilities, Inc.*                                   1,100         5,610
                                                                     -----------
                                                                         987,437
                                                                     -----------
TOTAL COMMON STOCKS
   (cost $48,946,817)                                                 55,232,653
                                                                     -----------
FOREIGN COMMON STOCKS - 9.3%
AUSTRALIA - 0.8%
Alinta, Ltd.                                                 2,774        22,678
Australia & New Zealand
   Banking Group, Ltd.                                       5,933       104,183
Babcock & Brown, Ltd.                                        4,053        50,963
BlueScope Steel, Ltd.                                       14,481        74,003
CSL, Ltd.                                                      801        24,960
Coles Myer, Ltd.                                             6,983        52,274
Downer EDI, Ltd.                                             5,300        27,901
GPT Group**                                                  6,984        20,994
Goodman Fielder, Ltd.*                                       9,400        14,404
Macquarie Bank, Ltd.                                         1,755        87,692
Oil Search, Ltd.                                            15,173        41,050
Pacific Brands, Ltd.                                        10,281        20,051
QBE Insurance Group, Ltd.                                    4,536        65,185
Qantas Airways, Ltd.                                         6,420        19,017
Sims Group, Ltd.                                             6,033        77,674
Westpac Banking Corporation                                  4,877        81,349
                                                                     -----------
                                                                         784,378
                                                                     -----------
FINLAND - 0.3%
Cargotec Corporation (Cl. B)*                                2,620        90,886
Nokia Oyj                                                    7,982       146,055
TietoEnator Oyj*                                             1,600        58,459
                                                                     -----------
                                                                         295,400
                                                                     -----------


                                       87                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
FOREIGN COMMON STOCKS (CONTINUED)
FRANCE - 0.8%
AXA                                                           2,223   $   71,770
BNP Paribas S.A                                               1,676      135,672
Bouygues S.A                                                  1,771       86,626
CNP Assurances                                                  744       58,685
Casino Guichard-Perrachon S.A                                   464       30,911
Publicis Groupe                                               2,960      103,067
Sanofi-Aventis                                                1,547      135,581
Societe Generale                                                367       45,160
Total S.A                                                       407      102,286
                                                                      ----------
                                                                         769,758
                                                                      ----------
GERMANY - 0.6%
Adidas-Salomon AG                                               265       50,216
BASF AG                                                       1,089       83,460
Bayerische Motoren Werke (BMW) AG                             1,579       69,286
Celesio AG                                                      415       35,712
E.ON AG                                                       1,191      123,268
Hypo Real Estate Holding AG                                   1,475       76,829
Metro AG                                                      2,155      104,132
Mobilcom AG                                                   1,720       37,889
                                                                      ----------
                                                                         580,792
                                                                      ----------
HONG KONG - 0.3%
China Overseas Land & Investment, Ltd.                      104,000       44,598
China Shenhua Energy Company, Ltd.*                          21,000       23,157
China Telecom Corporation, Ltd.                              51,000       18,746
China Unicom, Ltd.                                           12,000        9,750
Espirit Holdings, Ltd.                                        6,000       42,638
Hong Kong Electric Holdings, Ltd.                             5,000       24,762
Hutchison Whampoa, Ltd.                                       5,700       54,289
Sun Hung Kai Properties, Ltd.                                 4,000       38,949
                                                                      ----------
                                                                         256,889
                                                                      ----------
IRELAND - 0.2%
Allied Irish Banks plc                                        1,295       27,684
Bank of Ireland                                               2,847       44,879
DCC plc                                                       4,569       97,944
                                                                      ----------
                                                                         170,507
                                                                      ----------
ITALY - 0.3%
Eni SpA                                                       4,672      129,644
UniCredito Italiano SpA                                      19,547      134,738
                                                                      ----------
                                                                         264,382
                                                                      ----------
JAPAN - 2.1%
Aiful Corporation**                                             800       66,814
Bank of Fukuoka, Ltd.                                         5,000       42,776
Bank of Yokohama, Ltd.                                       10,000       81,821
Bridgestone Corporation                                       2,000       41,631
Canon, Inc.                                                   1,200       70,205
Eisai Company, Ltd.                                             900       37,773
Fanuc, Ltd.                                                     700       59,412
Goldcrest Company, Ltd.                                         460       41,616
Hamamatsu Photonics K.K                                       1,000       29,337
Honda Motor Company, Ltd.                                       700   $   39,944
KDDI Corporation                                                 10       57,656
Kaneka Corporation                                            4,000       48,330
Kirin Brewery Company, Ltd.                                   5,000       58,292
Kobayashi Pharmaceutical Company, Ltd.                        1,300       38,910
Matsumotokiyoshi Company, Ltd.                                1,300       41,114
Mitsubishi Corporation                                        5,900      130,566
Mitsubishi Gas Chemical Company, Inc.                         4,000       37,816
Mitsubishi UFJ Financial Group, Inc.                              9      122,096
Mitsui Sumitomo Insurance Company, Ltd.                       4,000       48,940
Nikon Corporation                                             3,000       47,338
Nippon Steel Corporation                                     29,000      103,273
Nippon Yusen Kabushiki Kaisha                                10,000       68,509
Pioneer Corporation                                           1,900       26,356
Sony Corporation                                              2,200       89,910
Sumitomo Electric Industries, Ltd.                            2,600       39,483
Sumitomo Trust & Banking Company, Ltd.                       12,000      122,605
TDK Corporation                                                 400       27,573
Takeda Pharmaceutical Company, Ltd.                           1,200       64,914
Tokyo Electric Power Company, Inc.                            2,500       60,730
Tokyo Electron, Ltd.                                            800       50,263
Toshiba Corporation                                          14,000       83,568
Toyota Motor Corporation                                      3,400      176,429
Uniden Corporation                                            1,000       19,459
Yamato Holdings Company, Ltd.                                 2,000       33,169
                                                                      ----------
                                                                       2,108,628
                                                                      ----------
MEXICO - 0.2%
Cemex S.A. de C.V                                             8,048       47,759
Grupo Financiero Banorte S.A. de C.V                         25,512       52,858
Organizacion Soriana S.A. de C.V. (Cl.B)*                     3,900       17,669
Wal-Mart de Mexico S.A. de C.V                                7,200       39,970
                                                                      ----------
                                                                         158,256
                                                                      ----------
NETHERLANDS - 0.1%
ABN Amro Holding N.V                                          2,047       53,554
ING Groep N.V                                                 1,912       66,349
Koninklijke (Royal) Philips Electronics N.V                   1,099       34,167
                                                                      ----------
                                                                         154,070
                                                                      ----------
NORWAY - 0.2%
Statoil ASA                                                   3,997       91,798
Telenor ASA                                                   9,614       94,375
Yara International ASA                                        2,032       29,582
                                                                      ----------
                                                                         215,755
                                                                      ----------
SINGAPORE - 0.1%
DBS Group Holdings, Ltd.                                      5,000       49,615
SembCorp Industries, Ltd.                                    30,900       50,918
StarHub, Ltd.                                                24,000       29,589
                                                                      ----------
                                                                         130,122
                                                                      ----------


                                       88                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
FOREIGN COMMON STOCKS (CONTINUED)

SPAIN - 0.4%
Acciona S.A.                                                  1,288   $  144,077
Banco Santander Central Hispano S.A.                          5,213       68,840
Gestevision Telecinco S.A.                                    1,154       29,139
Iberdrola S.A.                                                2,886       78,922
Telefonica S.A.                                               5,131       77,237
                                                                      ----------
                                                                         398,215
                                                                      ----------
SWEDEN - 0.5%
Autoliv, Inc.                                                 1,700       76,810
Nordea Bank AB                                               11,195      116,239
SSAB Svenskt Stal AB                                          2,753      100,133
Skandinaviska Enskilda Banken AB                              3,844       79,100
Svenska Handelsbanken AB                                      3,539       87,744
                                                                      ----------
                                                                         460,026
                                                                      ----------
SWITZERLAND - 0.5%
EFG International*                                            1,400       37,291
Holcim, Ltd.                                                    540       36,781
Nestle S.A.                                                     480      143,562
Novartis AG                                                   3,641      191,333
UBS AG                                                          991       94,349
                                                                      ----------
                                                                         503,316
                                                                      ----------
TAIWAN - 0.0%
Acer, Inc.                                                    3,000        7,537
                                                                      ----------
UNITED KINGDOM - 1.9%
Aegis Group plc                                              28,130       58,932
Anglo American plc                                            1,999       68,038
Arriva plc                                                    6,008       60,064
AstraZeneca plc                                               1,127       54,862
Aviva plc                                                     3,934       47,724
BAE Systems plc                                               7,410       48,707
BP plc                                                       13,726      146,318
Barclays plc                                                 14,804      155,644
Bradford & Bingley plc                                        7,340       51,815
Centrica plc                                                 17,440       76,299
DS Smith plc                                                 15,100       43,002
Diageo plc                                                    5,587       80,995
Friends Provident plc                                         7,853       25,607
GKN plc                                                       5,475       27,132
GlaxoSmithKline plc                                           5,174      130,786
HBOS plc                                                      6,150      105,031
HSBC Holdings plc                                             2,777       44,583
Persimmon plc                                                 2,747       59,369
RHM plc                                                       6,500       29,611
Rolls-Royce Group plc*                                        5,790       42,617
Royal Bank of Scotland Group plc                              4,637      140,032
Royal Dutch Shell plc (Cl. B)                                 4,091      130,795
Tesco plc                                                     8,955       51,120
Unilever plc                                                  3,466       34,383
Vodafone Group plc                                           13,782       29,762
WPP Group plc                                                 7,046       76,201
                                                                      ----------
                                                                       1,819,429
                                                                      ----------
TOTAL FOREIGN COMMON STOCKS
   (cost $6,660,167)                                                   9,077,460
                                                                      ----------

                                                            PRINCIPAL
                                                            AMOUNT OR
                                                              NUMBER     MARKET
                                                            OF SHARES     VALUE
                                                            ---------   --------
PREFERRED STOCK - 0.0%

APPAREL, ACCESSORIES & LUXURY GOODS - 0.0%
Anvil Holdings, Inc. (Cl.B)*(7)                                   469   $  2,345
                                                                        --------
TOTAL PREFERRED STOCK
   (cost $6,135)                                                           2,345
                                                                        --------
WARRANTS - 0.0%
Travelcenters of America,
   $0.001, 05-01-09*(7)                                           150        188
                                                                        --------
TOTAL WARRANTS
   (cost $2)                                                                 188
                                                                        --------
MUNICIPAL BONDS - 0.3%
CALIFORNIA - 0.0%
California State Public Works Board,
   5.00% - 2021                                              $ 50,000     52,738
                                                                        --------
GEORGIA - 0.1%
Atlanta, GA Airport Passenger
   Facility Charge, 5.00% - 2033                             $ 90,000     93,086
                                                                        --------
KANSAS - 0.0%
Kansas State Financial Authority Revenue,
   5.501% - 2034                                             $ 30,000     30,902
                                                                        --------
NEW YORK - 0.1%
New York, NY General Obligation,
   5.00% - 2015                                              $ 60,000     63,864
                                                                        --------
OREGON - 0.0%
Oregon State Taxable Pension,
   5.892% - 2027                                             $ 15,000     16,205
                                                                        --------
TEXAS - 0.1%
Houston Texas Utility Systems
   Revenue, 5.25% - 2016                                     $ 70,000     76,166
                                                                        --------
TOTAL MUNICIPAL BONDS
   (cost $331,583)                                                       332,961
                                                                        --------
CORPORATE BONDS - 7.6%
AEROSPACE & DEFENSE - 0.1%
BE Aerospace, Inc., 8.875% - 2011                            $ 25,000     26,250
United Technologies Corporation,
   5.40% - 2035                                              $ 40,000     39,860
                                                                        --------
                                                                          66,110
                                                                        --------
AUTOMOTIVE - 0.2%
Adesa, Inc., 7.625% - 2012                                   $ 25,000     24,875
DaimlerChrysler N.A. Holdings,
   6.50% - 2013                                              $ 50,000     52,352
Erac USA Finance Company,
   5.60% - 2015(1,7)                                         $ 40,000     39,834
Ford Motor Credit Company:
   5.29% - 2006(3)                                           $ 25,000     24,274
   5.80% - 2009                                              $ 65,000     56,702
                                                                        --------
                                                                         198,037
                                                                        --------


                                       89                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                            PRINCIPAL    MARKET
                                                              AMOUNT      VALUE
                                                            ---------   --------
CORPORATE BONDS (CONTINUED)

BANKING - 0.8%
ABN Amro Bank N.V., 7.125% - 2007                             $60,000   $ 61,751
BAC Capital Trust VI, 5.625% - 2035                            50,000     49,325
BB&T Corporation, 6.50% - 2011                                 60,000     64,341
Bank of America Corporation,
   4.875% - 2012                                               55,000     54,618
Bank One Corporation, 5.25% - 2013                             75,000     75,117
Capital One Bank, 6.50% - 2013                                 65,000     69,058
Countrywide Home Loan,
   4.125% - 2009                                               65,000     62,611
First Union Corporation, 6.40% - 2008                          20,000     20,670
HSBC Finance Corporation,
   5.00% - 2015                                                50,000     48,621
Huntington National Bank,
   4.375% - 2010                                               45,000     44,112
Merrill Lynch & Company, 4.25% - 2010                          45,000     43,772
Northern Trust Company, 4.60% - 2013                           25,000     24,433
Residential Capital Corporation,
   6.125% - 2008                                               25,000     25,061
U.S. Bancorp, 4.50% - 2010                                     60,000     58,943
Wachovia Corporation, 5.50% - 2035                             25,000     24,358
Webster Financial Corporation,
   5.125% - 2014                                               45,000     44,208
Wells Fargo & Company,
   4.564% - 2007(3)                                            55,000     55,053
                                                                        --------
                                                                         826,052
                                                                        --------
BROKERAGE - 0.3%
Citigroup, Inc., 5.00% - 2014                                  60,000     59,061
Franklin Resources, Inc., 3.70% - 2008                         15,000     14,620
Goldman Sachs Group, Inc.,
   6.345% - 2034                                               90,000     94,548
Legg Mason, Inc., 6.75% - 2008                                 20,000     20,821
Lehman Brothers Holdings, Inc.,
   3.50% - 2008                                                65,000     62,735
                                                                        --------
                                                                         251,785
                                                                        --------
BUILDING MATERIALS - 0.1%
Celulosa Arauco y Constitucion S.A.,
   5.125% - 2013                                               40,000     38,667
Centex Corporation, 5.45% - 2012                               40,000     39,318
Collins & Aikman Floor Cover,
   9.75% - 2010                                                25,000     22,000
                                                                        --------
                                                                          99,985
                                                                        --------
CHEMICALS - 0.2%
ARCO Chemical Company, 9.80% - 2020                            25,000     28,062
Crystal US Holdings,
   0.00% - 2014(2)                                             16,000     11,640
Dow Chemical Company, 6.125% - 2011                            30,000     31,413
Huntsman LLC, 11.625% - 2010                                   33,000     37,579
IMC Global, Inc., 10.875% - 2013                               25,000     28,719
Resolution Performance, 9.50% - 2010                           25,000     25,312
                                                                        --------
                                                                         162,725
                                                                        --------
COMMUNICATIONS - OTHER - 0.1%
Belo Corporation, 8.00% - 2008                                $ 5,000   $  5,311
CanWest Media, Inc., 8.00% - 2012                              34,875     35,616
News America, Inc., 6.20% - 2034                               25,000     24,832
                                                                        --------
                                                                          65,759
                                                                        --------
CONSUMER PRODUCTS - 0.1%
Bunge, Ltd. Finance Corporation,
   4.375% - 2008                                               50,000     49,137
Josten's IH Corporation, 7.625% - 2012                         25,000     25,125
Sealy Mattress Company, 8.25% - 2014                           25,000     25,750
                                                                        --------
                                                                         100,012
                                                                        --------
DISTRIBUTORS - 0.0%
Atmos Energy Corporation, 4.00% - 2009                         45,000     43,156

DIVERSIFIED MANUFACTURING - 0.1%
Hawk Corporation, 8.75% - 2014(7)                              25,000     25,250
JLG Industries, Inc., 8.375% - 2012                            16,000     16,880
Valmont Industries, Inc., 6.875% - 2014                        25,000     25,187
                                                                        --------
                                                                          67,317
                                                                        --------
ELECTRIC - 0.6%
AES Corporation, 9.00% - 2015(1,7)                             25,000     27,375
Alabama Power Company, 4.58% - 2009(3)                         60,000     60,135
Black Hills Corporation, 6.50% - 2013                          40,000     40,970
CE Electric UK Funding Company,
   6.995% - 2007(1,7)                                          35,000     35,866
Centerpoint Energy, Inc., 7.25% - 2010                         25,000     26,819
El Paso Electric Company, 6.00% - 2035                         45,000     45,021
Exelon Generation Company LLC,
   5.35% - 2014                                                35,000     34,896
Firstenergy Corporation, 6.45% - 2011                          40,000     42,400
PPL Capital Funding, 4.33% - 2009                              45,000     43,761
Pacific Gas & Electric Company,
   6.05% - 2034                                                35,000     36,224
Pinnacle West Capital Corporation,
   6.40% - 2006                                                40,000     40,175
Progress Energy, Inc., 6.75% - 2006                            25,000     25,078
Public Service Company of New Mexico,
   4.40% - 2008                                                40,000     39,171
Westar Energy, Inc., 5.10% - 2020                              25,000     23,897
Western Power Distributors Holdings,
   6.875% - 2007(1,7)                                          25,000     25,620
                                                                        --------
                                                                         547,408
                                                                        --------
ENERGY - INDEPENDENT - 0.1%
Devon Financing Corporation, ULC,
   6.875% - 2011                                               55,000     60,161
Forest Oil Corporation, 8.00% - 2011                           25,000     27,312
                                                                        --------
                                                                          87,473
                                                                        --------


                                       90                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                            PRINCIPAL    MARKET
                                                              AMOUNT      VALUE
                                                            ---------   --------
CORPORATE BONDS (CONTINUED)

ENERGY - INTEGRATED - 0.1%
Amerada Hess Corporation,
   7.875% - 2029                                             $ 30,000   $ 36,326
ConocoPhillips, 5.90% - 2032                                   40,000     42,929
Petro-Canada, 5.95% - 2035                                     40,000     40,577
                                                                        --------
                                                                         119,832
                                                                        --------
ENERGY - OTHER - 0.0%
Dresser-Rand Group, Inc.,
   7.375% - 2014(1,7)                                          22,000     22,660
                                                                        --------
ENTERTAINMENT - 0.1%
AMF Bowling Worldwide, 10.00% - 2010                           25,000     24,781
International Speedway Corporation,
   4.20% - 2009                                                20,000     19,449
K2, Inc., 7.375% - 2014                                        25,000     24,875
LCE Acquisition Corporation,
   9.00% - 2014                                                25,000     25,250
Six Flags, Inc., 8.875% - 2010                                 25,000     24,375
                                                                        --------
                                                                         118,730
                                                                        --------
ENVIRONMENTAL - 0.0%
Allied Waste North America,
   8.50% - 2008                                                25,000     26,250
Casella Waste Systems, Inc.,
   9.75% - 2013                                                25,000     26,312
                                                                        --------
                                                                          52,562
                                                                        --------
FINANCIAL - OTHER - 0.1%
Dollar Financial Group, Inc.,
   9.75% - 2011                                                25,000     25,750
Encana Holdings Financial Corporation,
   5.80% - 2014                                                45,000     46,906
Kinder Morgan Finance, 5.70% - 2016(1,7)                       45,000     45,389
Orion Power Holdings, Inc.,
   12.00% - 2010                                               25,000     28,250
                                                                        --------
                                                                         146,295
                                                                        --------
FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 0.2%
American General Finance, 5.40% - 2015                         50,000     49,841
International Lease Finance Corporation:
   6.375% - 2009                                               20,000     20,773
   5.125% - 2010                                               20,000     19,915
SLM Corporation:
   4.40% - 2009(3)                                             55,000     55,125
   4.77% - 2009(3)                                             35,000     33,827
                                                                        --------
                                                                         179,481
                                                                        --------
FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 0.3%
CIT Group, Inc., 5.00% - 2015                                  70,000     68,309
General Electric Capital Corporation,
   6.00% - 2012                                               100,000    105,319
John Deere Capital Corporation,
   7.00% - 2012                                                45,000     49,703
MBNA America Bank, 4.625% - 2009                               45,000     44,648
                                                                        --------
                                                                         267,979
                                                                        --------
FOOD & BEVERAGE - 0.2%
Agrilink Foods, Inc., 11.875% - 2008(7)                      $  6,000   $  6,120
B&G Foods Holding Corporation,
   8.00% - 2011                                                25,000     25,500
Kraft Foods, Inc., 5.625% - 2011                               45,000     46,170
McCormick & Company, 5.20% - 2015                              40,000     40,312
Pantry, Inc., 7.75% - 2014                                     25,000     25,000
W.M. Wrigley Jr. Company, 4.65% - 2015                         15,000     14,606
                                                                        --------
                                                                         157,708
                                                                        --------
GAMING - 0.1%
GTECH Holdings Corporation,
   4.50%, 2009                                                 45,000     41,478
Harrah's Operating Company, Inc.,
   5.50% - 2010                                                45,000     44,982
                                                                        --------
                                                                          86,460
                                                                        --------
HEALTH CARE - 0.3%
Amgen, Inc., 4.00% - 2009                                      25,000     24,243
Concentra Operating Corporation,
   9.125% - 2012                                               25,000     25,750
Genesis HealthCare Corporation,
   8.00% - 2013                                                25,000     26,313
Genetech, Inc., 4.75% - 2015                                   35,000     34,058
Highmark, Inc., 6.80% - 2013(1,7)                              30,000     32,479
Kroger Company, 8.05% - 2010                                   45,000     48,860
Medtronic, Inc., 4.75% - 2015(1,7)                             55,000     53,456
Vanguard Health Holdings II,
   9.00% - 2014                                                25,000     26,563
                                                                        --------
                                                                         271,722
                                                                        --------
HOME CONSTRUCTION - 0.2%
D.R. Horton, Inc., 4.875% - 2010                               45,000     43,716
Lennar Corporation, 5.60% - 2015                               60,000     57,931
M.D.C. Holdings, Inc., 5.50% - 2013                            55,000     53,279
NVR, Inc., 5.00% - 2010                                        30,000     29,059
Pulte Homes, Inc., 7.875% - 2011                               35,000     38,450
WCI Communities, Inc., 9.125% - 2012                           25,000     24,875
                                                                        --------
                                                                         247,310
                                                                        --------
INDUSTRIAL - OTHER - 0.0%
Brand Intermediate Holding,
   13.00% - 2013(1,6,7)                                        30,198     30,953
                                                                        --------


                                       91                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                            PRINCIPAL    MARKET
                                                              AMOUNT      VALUE
                                                            ---------   --------
CORPORATE BONDS (CONTINUED)

INSURANCE - LIFE - 0.5%
Allstate Financial Global Funding,
   5.25% - 2007(1,7)                                          $45,000   $ 45,104
Genworth Financial, Inc., 5.75% - 2014                         40,000     41,749
Hartford Financial Services Group, Inc.,
   4.75% - 2014                                                55,000     53,558
John Hancock Global Funding II,
   5.625% - 2006(1,7)                                          65,000     65,233
MetLife, Inc., 6.125% - 2011                                   50,000     52,983
NLV Financial Corporation,
   7.50% - 2033(1,7)                                           30,000     33,217
Nationwide Financial Services, Inc.,
   5.90% - 2012                                                50,000     52,128
Principal Life Global, 5.125% - 2013(1,7)                      45,000     45,431
Prudential Financial, Inc., 3.75% - 2008                       60,000     58,483
Transamerica Capital II, 7.65% - 2026(1,7)                     20,000     23,381
                                                                        --------
                                                                         471,267
                                                                        --------
INSURANCE - PROPERTY & CASUALTY - 0.1%
Ace INA Holdings, Inc., 5.875% - 2014                          35,000     36,205
Fund American Companies, Inc.,
   5.875% - 2013                                               45,000     45,408
Nationwide Mutual Insurance Company,
   6.60% - 2034(1,7)                                           25,000     25,157
                                                                        --------
                                                                         106,770
                                                                        --------
MEDIA - CABLE - 0.3%
Charter Communications Opt LLC,
   8.00% - 2012(1,7)                                           25,000     24,875
Comcast Cable Communications Holdings,
   8.375% - 2013                                               45,000     52,086
Comcast Corporation, 6.50% - 2035                              20,000     20,381
Cox Communications, Inc., 7.75% - 2010                         50,000     54,154
Rogers Cable, Inc., 5.50% - 2014                               40,000     37,450
Time Warner Entertainment:
   7.25% - 2008                                                40,000     41,867
   8.375% - 2023                                               45,000     52,034
                                                                        --------
                                                                         282,847
                                                                        --------
MEDIA - NONCABLE - 0.3%
Advanstar Communications, Inc.,
   10.75% - 2010                                               25,000     27,406
Affinity Group, Inc., 9.00% - 2012                             25,000     24,969
Clear Channel Communications,
   7.65% - 2010                                                40,000     42,817
Coinmach Corporation, 9.00% - 2010                             17,000     17,808
Dex Media Finance/East LLC:
   9.875% - 2009                                               25,000     27,031
   12.125% - 2012                                              32,000     37,440
Fisher Communications, Inc.,
   8.625% - 2014                                               25,000     26,375
News America, Inc., 6.40% - 2035(1,7)                          45,000     45,357
Warner Music Group, 7.375% - 2014                              25,000     24,813
XM Satellite Radio, Inc., 12.00% - 2010                        13,000     14,593
                                                                        --------
                                                                         288,609
                                                                        --------
METALS & MINING - 0.2%

Alcan, Inc., 5.00% - 2015                                     $55,000   $ 53,352
Autocam Corporation, 10.875% - 2014                            25,000     17,375
Freeport McMoran Resource Partners,
   7.00% - 2008                                                75,000     76,500
Newmont Mining Corporation,
   5.875% - 2035                                               50,000     49,341
Russel Metals, Inc., 6.375% - 2014                             25,000     24,250
                                                                        --------
                                                                         220,818
                                                                        --------
OIL FIELD SERVICES - 0.3%
Baker Hughes, Inc., 6.875% - 2029                              55,000     65,210
Diamond Offshore Drilling, Inc.,
   5.15% - 2014                                                25,000     24,998
Halliburton Company, 5.50% - 2010                              60,000     61,282
Hilcorp Energy/Finance, 10.50% - 2010(1,7)                     50,000     55,375
Pemex Project Funding Master Trust:
   5.791% - 2010(1,3,7)                                        45,000     46,575
   7.375% - 2014                                               30,000     33,330
                                                                        --------
                                                                         286,770
                                                                        --------
PACKAGING - 0.1%
BWAY Corporation, 10.00% - 2010                                25,000     26,125
Graphic Packaging International Corporation,
   8.50% - 2011                                                25,000     25,063
Owens-Brockway Glass Containers:
   8.875% - 2009                                               25,000     26,094
   8.75% - 2012                                                25,000     26,875
Owens-Illinois, Inc., 7.35% - 2008                             25,000     25,313
                                                                        --------
                                                                         129,470
                                                                        --------
PAPER - 0.1%
Boise Cascade LLC, 7.125% - 2014                               25,000     23,313
Sealed Air Corporation, 5.375% - 2008(1,7)                     40,000     40,150
                                                                        --------
                                                                          63,463
                                                                        --------
PHARMACEUTICALS - 0.0%
VWR International, Inc., 6.875% - 2012                         25,000     24,813
                                                                        --------
PIPELINES - 0.2%
ANR Pipeline Company, 8.875% - 2010                            25,000     26,718
Boardwalk Pipelines, LLC., 5.50% - 2017                        10,000     9,918
Duke Capital LLC:
   4.302% - 2006                                               25,000     24,941
   6.25% - 2013                                                25,000     26,036
Dynegy-Roseton Danskamme,
   7.27% - 2010                                                25,000     25,188
Panhandle Eastern Pipe Line Company,
   4.80% - 2008                                                20,000     19,774
Williams Companies, Inc.:
   7.75% - 2031                                                25,000     26,375
   8.75% - 2032                                                25,000     29,000
                                                                        --------
                                                                         187,950
                                                                        --------


                                       92                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                          PRINCIPAL     MARKET
                                                            AMOUNT       VALUE
                                                          ---------   ----------
CORPORATE BONDS (CONTINUED)

RAILROADS - 0.1%
Canadian National Railway Company,
   6.25% - 2034                                            $ 45,000   $   50,069
Norfolk Southern Corporation,
   6.00%, 2008                                               50,000       50,947
                                                                      ----------
                                                                         101,016
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Archstone-Smith Operating Trust,
   5.25% - 2015                                              40,000       39,447
Developers Diversified Realty Corporation,
   3.875% - 2009                                             35,000       33,619
iStar Financial, Inc., 5.125% - 2011                         40,000       38,976
Simon Property Group LP, 3.75% - 2009                        45,000       43,186
                                                                      ----------
                                                                         155,228
                                                                      ----------
REFINING - 0.1%
Denbury Resources, Inc., 7.50% - 2013                        25,000       25,375
Diamond Offshore Drilling, Inc.,
   4.875% - 2015                                             30,000       29,321
                                                                      ----------
                                                                          54,696
                                                                      ----------
RETAILERS - 0.1%
Jean Coutu Group (PJC), Inc.,
   7.625% - 2012                                             25,000       24,625
Wal-Mart Stores, 5.25% - 2035                                45,000       43,680
Yum! Brands, Inc., 7.70% - 2012                              45,000       49,722
                                                                      ----------
                                                                         118,027
                                                                      ----------
SERVICES - 0.1%
Brickman Group, Ltd., 11.75% - 2009                          25,000       27,688
Petroleum Helicopters, Inc.,
   9.375% - 2009                                             25,000       26,344
                                                                      ----------
                                                                          54,032
                                                                      ----------
TECHNOLOGY - 0.0%
Freescale Semiconductor, 7.125% - 2014                       25,000       26,625
Stats Chippac, Ltd., 6.75% - 2011                            25,000       24,125
                                                                      ----------
                                                                          50,750
                                                                      ----------
TELECOMMUNICATIONS - WIRELESS - 0.4%
America Movil S.A. de C.V., 5.50% - 2014                     50,000       49,380
AT&T Wireless, 8.75% - 2031                                  35,000       46,369
Centennial Communications,
   8.125% - 2014                                             25,000       25,375
Rogers Wireless Communications, Inc.,
   9.625% - 2011                                            100,000      115,000
Sprint Capital Corporation,
   6.875% - 2028                                             60,000       65,561
Telus Corporation, 8.00% - 2011                              55,000       61,658
Ubiquitel Operating Company,
   9.875% - 2011                                             25,000       27,688
Verizon Global Funding Corporation,
   7.75% - 2030                                              40,000       47,546
                                                                      ----------
                                                                         438,577
                                                                      ----------
TELECOMMUNICATIONS - WIRELINES - 0.2%
Eircom Funding, 8.25% - 2013                               $ 25,000   $   26,750
SBC Communications, Inc.:
   5.30% - 2010                                              30,000       30,091
   5.10% - 2014                                              35,000       34,191
Telecom Italia Capital, 5.25% - 2013                         40,000       39,251
Telefonos de Mexico S.A. de C.V.,
   5.50% - 2015                                              30,000       29,595
                                                                      ----------
                                                                         159,878
                                                                      ----------
TOTAL CORPORATE BONDS
   (cost $7,389,330)                                                   7,412,492
                                                                      ----------
FOREIGN BONDS - 0.2%
CAYMAN ISLANDS - 0.0%
Transocean, Inc., 7.50% - 2031                               30,000       37,799
                                                                      ----------
FRANCE - 0.1%
France Telecom S.A., 8.00% - 2011(2)                         40,000       44,677
                                                                      ----------
LUXEMBOURG - 0.1%
Tyco International Group S.A.,
   6.375% - 2011                                             50,000       51,930
                                                                      ----------
UNITED KINGDOM - 0.0%
HBOS plc, 6.00% - 2033(1,7)                                  40,000       42,262
                                                                      ----------
TOTAL FOREIGN BONDS
   (cost $172,020)                                                       176,668
                                                                      ----------
FOREIGN GOVERNMENT BONDS - 0.1%
MEXICO - 0.0%
United Mexican States, 6.375% - 2013                         45,000       47,813
                                                                      ----------
SOUTH AFRICA - 0.1%
Republic of South Africa, 6.50% - 2014                       65,000       70,281
                                                                      ----------
TOTAL FOREIGN GOVERNMENT BONDS
   (cost $112,724)                                                       118,094
                                                                      ----------


                                       93                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                          PRINCIPAL     MARKET
                                                            AMOUNT       VALUE
                                                          ---------   ----------
MORTGAGE BACKED SECURITIES - 7.7%
U.S GOVERNMENT SPONSORED AGENCIES - 6.5%
Federal Home Loan Mortgage Corporation:
   #M80714, 5.00% - 2008                                   $ 33,025   $   32,955
   #E81544, 6.00% - 2009                                    224,136      226,376
   FHR 2631 IG, 4.50% - 2011(5,7)                           164,000        6,513
   FHR 2614 IH, 4.50% - 2016(5,7)                           102,000       14,288
   #B10343, 5.00% - 2018                                      9,068        8,991
   #E99933, 5.00% - 2018                                      5,769        5,720
   #E99966, 5.00% - 2018                                     32,850       32,570
   #E01341, 5.50% - 2018                                     10,835       10,907
   #G11759, 5.50% - 2018                                    278,372      280,207
   FHR 2681 PC, 5.00% - 2019                                100,000       99,714
   #B19214, 5.50% - 2020                                     36,566       36,788
   #J02272, 5.50% - 2020                                     98,901       99,501
   #J02554, 5.50% - 2020                                     95,937       96,519
   FHR 2882 YB, 5.00% - 2027                                 50,000       49,514
   FHR 2890 PB, 5.00% - 2027                                150,000      148,542
   #1B0527, 4.535% - 2032(3)                                 17,944       17,914
   #C72128, 6.00% - 2032                                     84,330       85,318
   #C68205, 7.00% - 2032                                     11,298       11,767
   #A121118, 5.00% - 2033                                    63,637       61,830
   #A15852, 5.00% - 2033                                     23,721       23,048
   #A15907, 5.00% - 2033                                     33,528       32,576
   #D86309, 5.00% - 2033                                     36,370       35,338
   #G01628, 6.00% - 2033                                    169,893      171,789
   #A21263, 4.50% - 2034                                    152,692      143,972
   TBA, 4.50% - 2035(4)                                     525,000      493,828
   #G01805, 4.50% - 2035                                    353,262      332,360
   TBA, 6.50% - 2035(4)                                     500,000      512,344

Federal National Mortgage Association:
   FNR 2003-92 NM, 3.50% - 2013                              75,000       73,297
   #323322, 6.00% - 2013                                     71,448       73,008
   FNR 2002-74 PJ, 5.00% - 2015                             150,000      149,735
   #254140, 5.50% - 2017                                      7,547        7,602
   #254234, 5.50% - 2017                                      7,335        7,389
   #625931, 5.50% - 2017                                      6,732        6,781
   #357280, 6.50% - 2017                                     30,072       30,897
   #254720, 4.50% - 2018                                    140,914      137,435
   #555345, 5.50% - 2018                                      7,549        7,604
   #555446, 5.50% - 2018                                     11,656       11,737
   #555526, 5.50% - 2018                                    171,291      172,475
   #555693, 5.50% - 2018                                    102,195      102,902
   #357475, 4.50% - 2019                                    175,901      171,559
   #725528, 5.50% - 2019                                     17,183       17,297
   #789885, 5.50% - 2019                                     20,033       20,166
   #735439, 6.00%, 2019                                     212,288      217,005
   FNR 2003-40 NI, 5.50% - 2028(5,7)                         25,647        1,688
   #254514, 5.50% - 2032                                      3,934        3,906
   #254550, 6.50% - 2032                                     27,656       28,423
   #545759, 6.50% - 2032                                    163,107      167,346
   #650075, 6.50% - 2032                                     26,553       27,289
   #254767, 5.50% - 2033                                    193,807      192,385
   #254983, 5.50% - 2033                                     92,020       91,345
   #744692, 5.50% - 2033                                     45,875       45,539
   #744750, 5.50% - 2033                                   $ 20,483   $   20,333
   #747387, 5.50% - 2033                                     28,284       28,076
   #747549, 5.50% - 2033                                      9,442        9,373
   #750362, 5.50% - 2033                                     38,731       38,447
   #756190, 5.50% - 2033                                     46,984       46,639
   #555417, 6.00% - 2033                                    111,420      112,734
   #725232, 5.00% - 2034                                     27,399       26,643
   #255028, 5.50% - 2034                                     22,657       22,439
   #725424, 5.50% - 2034                                    431,920      428,752
   #762076, 5.50% - 2034                                     55,813       55,404
   #789293, 5.50% - 2034                                    171,377      170,200
   #796104, 5.50% - 2034                                     45,935       45,529
   #804395, 5.50% - 2034                                    133,640      132,459
   #725162, 6.00% - 2034                                    105,963      107,069
   #725690, 6.00% - 2034                                     58,909       59,467
   #725704, 6.00% - 2034                                     61,094       61,732
   #255459, 6.00% - 2034                                     56,869       57,407
   #357883, 5.00% - 2035                                     37,339       36,310
   #830880, 5.00% - 2035                                     84,695       82,066

Fannie Mae Strip,
   #3192, 6.50% -2032(5,7)                                   18,465        4,152
                                                                      ----------
                                                                       6,381,230
                                                                      ----------
U.S. GOVERNMENT SPONSORED SECURITIES - 1.2%
Government National Mortgage Association:
   #780766, 7.00% - 2013                                     10,031       10,270
   #781312, 7.00% - 2013                                     35,719       37,260
   #67365, 11.50% - 2013                                      2,749        3,033
   2004-23 B, 2.946% - 2019                                  55,000       52,401
   #427029, 8.50% - 2026                                      8,820        9,539
   #604639, 5.00% - 2033                                     89,499       88,451
   #612919, 5.00% - 2033                                    255,318      252,330
   #615278, 5.00% - 2033                                    108,449      107,180
   TBA, 5.50% - 2033(4)                                      79,000       79,469
   II #2102, 8.00% - 2025                                     1,622        1,730
   II #3295, 5.50% - 2032                                    17,329       17,424
   II #3442, 5.00% - 2033                                   213,535      210,160
   II #3458, 5.00% - 2033                                    60,545       59,590
   II #3443, 5.50% - 2033                                    28,174       28,325
   II #3490, 6.50% - 2033                                    15,613       16,199
   II #3513, 5.00% - 2034                                    76,522       75,297
   II #3529, 5.00% - 2034                                    19,347       19,037
   II #3517, 6.00% - 2034                                    50,681       51,791
   II #3612, 6.50% - 2034                                    28,328       29,365
                                                                      ----------
                                                                       1,148,851
                                                                      ----------
TOTAL MORTGAGE BACKED SECURITIES
   (cost $7,636,493)                                                   7,530,081
                                                                      ----------


                                       94                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                       -----------   -----------
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES -
1.6%
Federal Home Loan Bank,
   5.75% - 2012                                        $    10,000   $    10,530
   5.25% - 2014                                            135,000       139,136
Federal Home Loan Mortgage Corporation,
   2.75% - 2008                                             70,000        67,162
   4.125% - 2010                                           145,000       141,015
Federal National Mortgage Association:
   3.25% - 2008                                            690,000       665,241
   3.375% - 2008                                           185,000       178,305
   6.625% - 2010                                           140,000       151,292
   6.00% - 2011                                            112,000       118,455
   4.375% - 2012                                           105,000       102,597
                                                                     -----------
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES
   (cost $1,597,297)                                                   1,573,733
                                                                     -----------
U.S. GOVERNMENT SECURITIES - 12.9%

U.S. Treasury Bonds:
   3.50% - 2010                                            960,000       928,575
   4.25% - 2013                                            750,000       742,852
   4.25% - 2014                                            190,000       187,788
   7.50% - 2016                                            230,000       288,902
   8.50% - 2020                                            355,000       497,998
   6.25% - 2023                                            210,000       250,770
   6.00% - 2026                                            115,000       135,610
   6.375% - 2027                                            85,000       105,297
   5.50% - 2028                                            325,000       365,434
   6.25% - 2030                                             25,000        31,049
   5.375% - 2031                                           115,000       129,177

U.S. Treasury Notes:
   1.50% - 2006                                            370,000       367,673
   3.50% - 2006                                            410,000       406,781
   3.00% - 2007                                            700,000       682,555
   3.25% - 2007                                            445,000       436,952
   3.62% - 2007                                            320,000       316,350
   3.375% - 2008                                           610,000       593,630
   4.00% - 2009                                            705,000       696,436
   5.75% - 2010(8)                                       1,445,000     1,528,709
   5.00% - 2011(8)                                       1,460,000     1,506,936
   4.875% - 2012                                         1,025,000     1,052,347
   4.75% - 2014                                            295,000       302,179
   4.125% - 2015                                           280,000       273,864

Treasury Inflation Index,
   3.375% - 2007                                           131,327       132,291
   3.625% - 2008                                            67,777        69,595
   2.00% - 2014                                            269,323       267,819
   2.375% - 2025                                           237,638       249,762
                                                                     -----------
TOTAL U.S. GOVERNMENT SECURITIES
   (cost $12,613,932)                                                 12,547,331
                                                                     -----------
ASSET BACKED SECURITIES - 2.5%

AUTO - 0.1%
Chase Manhattan Auto Owner Trust,
   2003-A A4, 2.06% - 2009                             $    70,000   $    68,427
                                                                     -----------
CREDIT CARDS - 0.2%
Capital One Multi-Asset Execution Trust,
   2005-A7 A7, 4.70% - 2015                                 70,000        69,311
Chase Issuance Trust, 2005-A7 A7,
   4.55% - 2013                                             80,000        78,959
MBNA Credit Card Master Note Trust,
   2005-A6, 4.50% - 2013                                    50,000        49,814
                                                                     -----------
                                                                         198,084
                                                                     -----------
HOME EQUITY LOANS - 1.9%
Bank of America Commercial Mortgage, Inc.:
   2004-A 2A2, 4.121% - 2034(3)                             67,856        66,560
   2004-D 2A2, 4.199% - 2034(3)                              5,217         5,119
   2003-L 2A2, 4.263% - 2034(3)                            118,111       116,119
   2004-H, 2A2, 4.765% - 2034(3)                            32,514        32,188
   2004-I, 3A2, 4.934% - 2034(3)                            32,325        31,793
   2003-1 A2, 4.648% - 2036                                 75,000        72,996
   2004-6 A1, 3.801% - 2042                                 16,828        16,475
BankBoston Home Equity Loan Trust,
   1998-1 A6, 6.35% - 2013                                  36,622        36,939
Bear Stearns Commercial Mortgage
   Securities, Inc.:
   2004-PWR6 A1, 3.688% - 2041                              13,411        13,149
   2005-PWR8 A4, 4.674% - 2041                              60,000        57,769
Capital One Multi-Asset Execution Trust,
   2004-A8 A8, 4.499% - 2014(3)                            225,000       225,868
Chase Funding Mortgage Loan,
   2002-2 1M1, 5.599% - 2031                                11,695        11,673
Citigroup Commercial Mortgage Trust,
   2004-C2 A1, 3.787% - 2041                                12,941        12,667
Citigroup/Deutsche Bank Commercial
   Mortgage Trust,
   2005-C1 AJ, 5.225% - 2020(3)                             59,758        59,704
Commercial Mortgage, 2005-LP5 A1,
   4.235% - 2043                                            89,534        88,224
DLJ Commercial Mortgage Corporation,
   1999-CG2 A1B, 7.30% - 2032                               75,000        80,155
GMAC Commercial Mortgage
   Securities, Inc.:
   2001-C2 A1, 6.25% - 2034                                    828           845
   2001-C2 A2, 6.70% - 2034                                125,000       133,956
Greenwich Capital Commercial Funding
   Corporation,
   2004-GG1 A2, 3.835% - 2036                               78,094        76,623
JP Morgan Chase Commercial Mortgage
   Securities Corporation:
   2001-CIBC A3, 6.26% - 2033                              105,000       110,410
   2001-CIB2 A2, 6.244% - 2035                              70,316        71,795
   2005-LDP5 ASB, 4.824% - 2042                             75,000        73,729
LB-UBS Commercial Mortgage Trust,
   2004-C4 A2, 4.567% - 2029                                75,000        74,155


                                       95                See accompanying notes.

Schedule of Investments                                                 SERIES N
December 31, 2005                              (MANAGED ASSET ALLOCATION SERIES)

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                          NUMBER        MARKET
                                                        OF SHARES       VALUE
                                                       -----------   -----------
ASSET BACKED SECURITIES (CONTINUED)

HOME EQUITY LOANS (CONTINUED)
Morgan Stanley Dean Witter Capital,
   2002-TOP7 A2, 5.98% - 2039                           $  200,000    $  209,051
New Century Home Equity Loan Trust:
   2005-A A6, 4.954% - 2035(2)                          $   50,000        48,472
   2005-A M2, 5.34% - 2035                              $   45,000        43,773
Washington Mutual, 2004-AR1 A,
   4.229% - 2034                                        $   37,170        36,517
                                                                     -----------
                                                                       1,806,724
                                                                     -----------
OTHER - 0.3%
Centerpoint Energy Transition Bond Company, LLC,
   2001-1 A4, 5.63% - 2015                              $   75,000        77,639
GE Equipment Small Ticket, 2005-1A A4,
   4.51% - 2014(1,7)                                    $  100,000        98,765
Peco Energy Transition Trust, 2001-A A1,
   6.52% - 2010                                         $  100,000       106,400
WFS Financial Owner Trust, 2004-1 A4,
   2.81% - 2011                                         $   40,000        38,944
                                                                     -----------
                                                                         321,748
                                                                     -----------
TOTAL ASSET BACKED SECURITIES
(cost $2,435,836)                                                      2,394,983
                                                                     -----------
SHORT TERM INVESTMENTS - 2.0%

State Street General Account
   Money Market Fund                                       147,465       147,465
T. Rowe Price Reserve
   Investment Fund                                       1,811,865     1,811,865
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS
   (cost $1,959,330)                                                   1,959,330
                                                                     -----------
TOTAL INVESTMENTS - 100.7%
(cost $89,861,666)                                                    98,358,319
                                                                     -----------
SHORT POSITIONS - (0.1%)

Broadcasting & Cable TV - (0.1)
CBS Corporation (Cl.B)*                                     (4,500)     (114,750)
                                                                     -----------
TOTAL SHORT POSITIONS
   (proceeds $112,607)                                                  (114,750)
                                                                     -----------
LIABILITIES, LESS CASH & OTHER ASSETS - (0.6%)                          (554,001)
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $97,689,568
                                                                     ===========

For federal income tax purposes the identified cost of investments owned at December 31, 2005 was $90,608,585.

*    Non-income producing security

**   Passive Foreign Investment Company

ADR (American Depositary Receipt)

plc (public limited company)

(1) Security is a 144A series. The total market value of 144A securities is $904,514 (cost $892,391), or 0.9% of total net assets.

(2) Security is a step bond. Rate indicated is rate effective at December 31, 2005.

(3) Variable rate security. Rate indicated is rate effective at December 31, 2005.

(4)  Securities represent a "when issued" investment.

(5)  Interest only security.

(6)  Security is a pay-in-kind

(7) Security is an illiquid security. The total market value of illiquid securities is $965,058 (cost $975,916), or 1.0% of total net assets

(8)  Security is segregated as collateral for 'when issued' investments.


                                       96                See accompanying notes.

                                                                        SERIES N
                                               (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value(1) .........................................   $98,358,319
Cash .............................................................         8,187
Cash denominated in a foreign currency,
at value(2) ......................................................         8,451
Receivables:
   Fund shares sold ..............................................       246,124
   Securities sold ...............................................       257,011
   Interest ......................................................       341,733
   Dividends .....................................................        91,996
Foreign taxes recoverable ........................................         2,919
Prepaid expenses .................................................         1,813
                                                                     -----------
Total assets .....................................................    99,316,553
                                                                     -----------
LIABILITIES:
Securities sold short, at value(3) ...............................       114,750
Payable for:
   Securities purchased ..........................................     1,237,562
   Fund shares redeemed ..........................................       120,292
   Management fees ...............................................        84,036
   Custodian fees ................................................        10,000
   Transfer agent and administration fees ........................        43,939
   Professional fees .............................................        11,206
   Director's fees ...............................................         1,200
   Other .........................................................         4,000
                                                                     -----------
Total liabilities ................................................     1,626,985
                                                                     -----------
NET ASSETS                                                           $97,689,568
                                                                     ===========
NET ASSETS CONSIST OF:
Paid in capital ..................................................   $82,476,981
Accumulated undistributed net
   investment income .............................................     1,197,845
Accumulated undistributed net realized gain
   on sale of investments and foreign
   currency transactions .........................................     5,522,106
Net unrealized appreciation
   in value of investments, securities sold
   short and translation of assets and
   liabilities in foreign currency ...............................     8,492,636
Net assets                                                           -----------
                                                                     $97,689,568
                                                                     ===========
Capital shares authorized ........................................     unlimited
Capital shares outstanding .......................................     5,903,722
Net asset value per share
   (net assets divided by shares outstanding) ....................   $     16.55
                                                                     ===========
(1)Investments, at cost ..........................................   $89,861,666

(2)Cash denominated in a foreign currency, at cost ...............         8,475

(3)Securites sold short, at proceeds .............................       112,607

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends (net of foreign withholding
   tax of $36,237) ...............................................   $ 1,161,443
Interest .........................................................     1,507,556
                                                                     -----------
Total investment income ..........................................     2,668,999
                                                                     -----------
EXPENSES:

   Management fees ...............................................       938,323
   Administration fees ...........................................       256,162
   Custodian fees ................................................        61,982
   Transfer agent/maintenance fees ...............................        25,185
   Directors' fees ...............................................         5,384
   Professional fees .............................................        18,912
   Reports to shareholders .......................................        10,696
   Other expenses ................................................         5,741
                                                                     -----------
   Total expenses ................................................     1,322,385
   Less: Earnings credits applied ................................          (343)
                                                                     -----------
   Net expenses ..................................................     1,322,042
                                                                     -----------
   Net investment income .........................................     1,346,957
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the year on:
   Investments ...................................................     6,134,672
   Foreign currency transactions .................................       (16,586)
                                                                     -----------
   Net realized gain .............................................     6,118,086
                                                                     -----------
Net unrealized depreciation during the year on:
   Investments ...................................................    (3,411,365)
   Securities sold short .........................................        (2,143)
   Translation of assets and liabilities in
      foreign currencies .........................................        (2,716)
                                                                     -----------
   Net unrealized depreciation ...................................    (3,416,224)
                                                                     -----------
   Net realized and unrealized gain ..............................     2,701,862
                                                                     -----------
   Net increase in net assets
      resulting from operations ..................................   $ 4,048,819
                                                                     ===========


                                       97                See accompanying notes.

                                                                        SERIES N
Statement of Changes in Net Assets             (MANAGED ASSET ALLOCATION SERIES)

                                                                            YEAR ENDED          YEAR ENDED
                                                                        DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                        -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ............................................     $  1,346,957        $  1,544,640
   Net realized gain during the period on investments
      and foreign currency transactions .............................        6,118,086           5,252,819
   Net unrealized appreciation (depreciation) during the period on investments, securities sold short and translation of assets
      and liabilities in foreign currencies .........................       (3,416,224)          2,242,853
                                                                          ------------        ------------
   Net increase in net assets resulting from operations .............        4,048,819           9,040,312
                                                                          ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................................               --            (456,463)
                                                                          ------------        ------------
   Total distributions to shareholders ..............................               --            (456,463)
                                                                          ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares .....................................       23,341,178          21,550,471
   Distributions reinvested .........................................               --             456,463
   Cost of shares redeemed ..........................................      (22,787,887)        (23,886,592)
                                                                          ------------        ------------
   Net increase (decrease) from capital share transactions ..........          553,291          (1,879,658)
                                                                          ------------        ------------
   Net increase in net assets .......................................        4,602,110           6,704,191
                                                                          ------------        ------------

NET ASSETS:
   Beginning of period ..............................................       93,087,458          86,383,267
                                                                          ------------        ------------
   End of period ....................................................     $ 97,689,568        $ 93,087,458
                                                                          ============        ============
   Accumulated undistributed net investment income at end of year ...     $  1,197,845        $  1,441,726
                                                                          ============        ============

CAPITAL SHARE ACTIVITY:
   Shares sold ......................................................        1,455,631           1,456,044
   Shares reinvested ................................................               --              31,052
   Shares redeemed ..................................................       (1,421,396)         (1,618,357)
                                                                          ------------        ------------
   Total capital share activity .....................................           34,235            (131,261)
                                                                          ============        ============


                                       98                See accompanying notes.

Financial Highlights
Selected data for each share of capital                                 SERIES N
stock outstanding throughout each year         (MANAGED ASSET ALLOCATION SERIES)

                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2005      2004      2003      2002      2001
                                                          -------   -------   -------   -------    -------
PER SHARE DATA
Net asset value, beginning of period                      $ 15.86   $ 14.40   $ 11.80   $ 13.63    $ 16.08
                                                          -------   -------   -------   -------    -------
Income (loss) from investment operations:
Net investment income                                        0.23      0.27      0.23      0.30       0.33
Net gain (loss) on securities (realized and unrealized)      0.46      1.27      2.59     (1.59)     (1.10)
                                                          -------   -------   -------   -------    -------
Total from investment operations                             0.69      1.54      2.82     (1.29)     (0.77)
Less distributions:
Dividends from net investment income                           --     (0.08)    (0.22)    (0.54)     (0.44)
Distributions from realized gains                              --        --        --        --      (1.24)
                                                          -------   -------   -------   -------    -------
Total distributions                                            --     (0.08)    (0.22)    (0.54)     (1.68)
Net asset value, end of period                            $ 16.55   $ 15.86   $ 14.40   $ 11.80    $ 13.63
                                                          =======   =======   =======   =======    =======
TOTAL RETURN(A)                                              4.35%    10.72%    23.90%    (9.63%)    (5.08%)
                                                          -------   -------   -------   -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $97,690   $93,087   $86,383   $67,762    $87,348
                                                          -------   -------   -------   -------    -------
Ratios to average net assets:
Net investment income                                        1.44%     1.75%     1.86%     2.22%      2.34%
Total expenses(b)                                            1.41%     1.39%     1.23%     1.26%      1.25%
Net expenses(c)                                              1.41%     1.39%     1.23%     1.26%      1.25%
                                                          -------   -------   -------   -------    -------
Portfolio turnover rate                                        67%       79%       98%      116%        98%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects the expense ratios after custodian earnings credits.


                                       99                See accompanying notes.

                      This page left blank intentionally.

                                                                        SERIES O
Manager's Commentary                                      (EQUITY INCOME SERIES)
February 15, 2006                                                    (unaudited)

                                                           (T.ROWEPRICE(R) LOGO)
                                                          INVEST WITH CONFIDENCE
                                      Subadvisor, T. Rowe Price Associates, Inc.

                           (PHOTO OF BRIAN C. ROGERS)
                                 Brian C. Rogers
                                Portfolio Manager

TO OUR SHAREHOLDERS:

Series O of the SBL Fund - Equity Income Series seeks to provide substantial dividend income and also capital appreciation. The Series pursues its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. As sub-advisor, we typically employ a value-oriented strategy in selecting investments for the Series. Our research team identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

ENVIRONMENT

The widely followed Dow Jones Industrial Average was essentially flat for the year, while most of the other major indices posted modest gains. Energy dominated the equities markets in 2005 with a powerful advance, and utilities were the only other sector to provide a double-digit return. Consumer discretionary and telecommunications services were the worst sectors over the year, affected by a weak auto sector and competition from wireless companies, respectively.

PERFORMANCE REVIEW

The Series delivered a moderate return of 3.74% for 2005, performing in line with the 4.91% return of the S&P 500 Index. An overweighting in the weak consumer discretionary sector, particularly media, along with poor stock selection within the group detracted from relative results. New York Times Company, Comcast Corporation, Tribune Company, and Dow Jones & Company, Inc. were four of the Series' top ten detractors from performance over the year. We remain sanguine on the group, however, and believe it will provide significant value in the long term based on the unique content these companies provide. Also of note in the consumer discretionary sector is Eastman Kodak Company, one of the top five detractors from performance. The company suffered from disappointing growth in its digital products business and declining sales in its traditional film business, prompting the rating agencies to cut the company's unsecured debt to junk status. Other areas of disappointment were materials and chemicals where International Paper and International Flavors & Fragrance, respectively, hindered results.

Positive contributors included information technology, the Series' best relative contributor due mostly to stock selection. Within computers and peripherals, Hewlett-Packard Company was a major relative contributor and one of the largest absolute contributors, driven by solid earnings and revenues. International Business Machines Corporation also had a strong impact on relative performance due in part to a timely purchase. Within communications equipment, Motorola, Inc. and Nokia were beneficial, the former benefiting from new high-end cell phone products and a stock repurchase program, and the latter from strong global demand for handsets and an increase in market share. We have been taking profits in Hewlett-Packard, Texas Instruments, and other stocks that have done well and reinvesting the proceeds in strong companies with relatively low valuations such as Cisco Systems, Inc.

The industrial and business services sector was another significant contributor to the Series' relative return. The Series' industrial conglomerate holdings did well, and an overweight in roads and rails also aided results. Railroad stock, Union Pacific Corporation, was one of the five largest contributors to overall performance thanks to stronger yields and gains from real estate sales.

OUTLOOK

Corporations are enjoying strong profits and cash flow, which together provide the incentive for new corporate investments. We believe earnings will continue to grow in 2006, although at a more moderate pace due to lower consumer spending reflecting higher energy prices and mortgage rates. Stock market fundamentals remain sound at the beginning of the year.

Globalization, competition, and high productivity growth are restraining inflation, which reduces pressure on the Federal Reserve Bank to raise short-term rates much higher. Our worst case scenario calls for moderate stock market gains during the next 12 months, although significant corporate liquidity could set the stage for better performance than we saw in 2005. We expect companies to increase their dividend payments in 2006 and merger and acquisition activity to remain robust, which could provide additional ballast for stocks. As always, we will focus on reasonably valued stocks with relatively high dividend yields in our ongoing effort to provide value for investors.

Thank you for investing in the Series O of the SBL Fund-Equity Income Series.

Sincerely,

Brian C. Rogers, Portfolio Manager

                                                                        SERIES O
Manager's Commentary                                      (EQUITY INCOME SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES O VS. S&P 500 INDEX

                               (PERFORMANCE GRAPH)

           SERIES O                                      S&P 500 INDEX
---------------------------                        -------------------------
       DATE         VALUE                            DATE            VALUE
   ----------     ---------                        ---------       ---------
   12/31/1995     10,000.00   INCEPTION 12/31/95                   10,000.00
    3/31/1996     10,487.18                          3/31/96       10,536.35
    6/30/1996     10,794.87                          6/30/96       11,008.74
    9/30/1996     11,181.34                          9/30/96       11,349.07
   12/31/1996     12,003.88                         12/31/96       12,295.60
    3/31/1997     12,346.60                          3/31/97       12,624.86
    6/30/1997     13,743.20                          6/30/97       14,829.18
    9/30/1997     14,818.46                          9/30/97       15,941.24
   12/31/1997     15,413.30                         12/31/97       16,399.53
    3/31/1998     16,785.17                          3/31/98       18,687.28
    6/30/1998     16,373.09                          6/30/98       19,304.54
    9/30/1998     15,136.87                          9/30/98       17,383.58
   12/31/1998     16,803.48                         12/31/98       21,084.26
    3/31/1999     16,645.58                          3/31/99       22,137.84
    6/30/1999     18,816.74                          6/30/99       23,697.99
    9/30/1999     17,193.26                          9/30/99       22,217.90
   12/31/1999     17,329.32                         12/31/99       25,523.58
    3/31/2000     16,807.54                          3/31/00       26,110.20
    6/30/2000     16,827.60                         06/30/00       25,417.83
    9/30/2000     17,963.57                         09/30/00       25,171.96
   12/31/2000     19,558.36                         12/31/00       23,204.17
    3/31/2001     18,999.41                        3/31/2001       20,454.31
    6/30/2001     20,076.95                        6/30/2001       21,652.06
    9/30/2001     18,392.51                        9/30/2001       18,475.85
   12/31/2001     19,816.85                       12/31/2001       20,451.30
    3/31/2002     20,725.18                        3/31/2002       20,506.88
    6/30/2002     19,068.71                        6/30/2002       17,760.15
    9/30/2002     15,730.08                        9/30/2002       14,692.83
   12/31/2002     17,156.11                       12/31/2002       15,933.73
    3/31/2003     16,100.95                        3/31/2003       15,431.91
    6/30/2003     18,784.44                        6/30/2003       17,807.35
    9/30/2003     19,054.30                        9/30/2003       18,278.64
   12/31/2003     21,487.85                       12/31/2003       20,504.32
    3/31/2004     21,873.94                        3/31/2004       20,852.16
    6/30/2004     22,140.21                        6/30/2004       21,209.61
    9/30/2004     22,548.98                        9/30/2004       20,811.97
   12/31/2004     24,589.18                       12/31/2004       22,733.70
    3/31/2005     24,429.17                        3/31/2005       22,243.95
    6/30/2005     24,469.17                        6/30/2005       22,546.75
    9/30/2005     25,135.91                        9/30/2005       23,360.38
   12/31/2005     25,509.28                       12/31/2005       23,845.69

                              $10,000 OVER 10 YEARS

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on December 31, 1995, and reflects the fees and expenses of Series O. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   14.02%
Consumer Staples                          9.24
Energy                                    8.39
Financials                               19.95
Health Care                               8.68
Industrials                              13.01
Information Technology                    7.50
Materials                                 5.42
Telecommunication Services                5.55
Utilities                                 4.14
Convertible Bond                          0.35
Temporary Cash Investments                3.67
Cash & other assets, less liabilities     0.08
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

                                               SINCE INCEPTION
PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS       (6-1-95)
-------------------------   ------   -------   ---------------
Series O                     3.74%    5.46%          9.82%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                      102                See accompanying notes.

                                                                        SERIES O
Manager's Commentary                                      (EQUITY INCOME SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                              BEGINNING         ENDING        EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING
                               07-01-05      12-31-05(1)     PERIOD(2)
                            -------------   -------------   -----------
Series O
   (Equity Income Series)
   Actual                     $1,000.00       $1,034.60        $5.90
   Hypothetical                1,000.00        1,019.41         5.85

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 3.46%.

(2) Expenses are equal to the Series annualized expense ratio (net of earnings credits) of 1.15% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES O
December 31, 2005                                         (EQUITY INCOME SERIES)

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
CONVERTIBLE BOND - 0.4%
COMMUNICATIONS - 0.3%
Lucent Technologies, Inc.,
   8.00% - 2031                                            $895,000   $  908,425
                                                                      ----------
TOTAL CONVERTIBLE BOND
   (cost $651,495)                                                       908,425
                                                                      ----------
PREFERRED STOCK - 0.3%
LIFE & HEALTH INSURANCE - 0.3%
UnumProvident Corporation                                    20,500      722,625
                                                                      ----------
TOTAL PREFERRED STOCK
   (cost $512,500)                                                       722,625
                                                                      ----------
COMMON STOCKS - 94.4%
AEROSPACE & DEFENSE - 3.2%
Honeywell International, Inc.                                95,400    3,553,650
Lockheed Martin Corporation                                  39,800    2,532,474
Raytheon Company                                             56,400    2,264,460
                                                                      ----------
                                                                       8,350,584
                                                                      ----------
ALUMINUM - 0.7%
Alcoa, Inc.                                                  63,700    1,883,609
                                                                      ----------
ASSET MANAGEMENT & CUSTODY BANKS - 2.8%
Ameriprise Financial, Inc.                                   10,720      439,520
Janus Capital Group, Inc.                                    28,600      532,818
Mellon Financial Corporation                                 80,900    2,770,825
Northern Trust Corporation                                   17,300      896,486
State Street Corporation                                     45,900    2,544,696
                                                                      ----------
                                                                       7,184,345
                                                                      ----------
AUTOMOBILE MANUFACTURERS - 0.2%
Ford Motor Company                                           54,600      421,512
                                                                      ----------
BIOTECHNOLOGY - 0.6%
MedImmune, Inc.*                                             45,000    1,575,900
                                                                      ----------
BREWERS - 1.2%
Anheuser-Busch Companies, Inc.                               72,100    3,097,416
                                                                      ----------
BROADCASTING & CABLE TV - 1.4%
Cablevision Systems Corporation*                             18,500      434,195
Comcast Corporation*                                         94,692    2,458,204
EchoStar Communications Corporation*                         28,000      760,760
                                                                      ----------
                                                                       3,653,159
                                                                      ----------
COMMUNICATIONS EQUIPMENT - 2.3%
Cisco Systems, Inc.*                                         89,300    1,528,816
Lucent Technologies, Inc.*                                  145,100      385,966
Motorola, Inc.                                               98,000    2,213,820
Nokia Oyj ADR                                                99,700    1,824,510
                                                                      ----------
                                                                       5,953,112
                                                                      ----------
COMPUTER & ELECTRONICS RETAIL - 0.4%
RadioShack Corporation                                       43,100      906,393
                                                                      ----------

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)
COMPUTER HARDWARE - 2.2%
Hewlett-Packard Company                                     80,399    $2,301,823
International Business
   Machines Corporation                                     41,500     3,411,300
                                                                      ----------
                                                                       5,713,123
                                                                      ----------
CONSTRUCTION & FARM MACHINERY - 1.2%
Deere & Company                                             44,500     3,030,895
                                                                      ----------
CONSTRUCTION MATERIALS - 0.5%
Vulcan Materials Company                                    20,100     1,361,775
                                                                      ----------
CONSUMER FINANCE - 0.3%
American Express Company                                    15,800       813,068
                                                                      ----------
DISTRIBUTORS - 0.7%
Genuine Parts Company                                       38,500     1,690,920
                                                                      ----------
DIVERSIFIED BANKS - 1.2%
Bank of America Corporation                                 44,688     2,062,351
Wells Fargo & Company                                       18,600     1,168,638
                                                                      ----------
                                                                       3,230,989
                                                                      ----------
DIVERSIFIED CHEMICALS - 1.1%
E.I. du Pont de Nemours & Company                           57,100     2,426,750
Hercules, Inc.*                                             46,000       519,800
                                                                      ----------
                                                                       2,946,550
                                                                      ----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
Cendant Corporation                                         47,500       819,375
                                                                      ----------
DIVERSIFIED METALS & MINING - 0.1%
Inco, Ltd.*                                                  8,600       374,702
                                                                      ----------
ELECTRIC UTILITIES - 1.4%
FirstEnergy Corporation                                     32,757     1,604,765
Pinnacle West Capital Corporation                            6,700       277,045
Progress Energy, Inc.                                       41,700     1,831,464
                                                                      ----------
                                                                       3,713,274
                                                                      ----------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
Cooper Industries, Ltd.                                     27,488     2,006,624
                                                                      ----------
ENVIRONMENTAL & FACILITIES SERVICES - 0.8%
Waste Management, Inc.                                      69,922     2,122,133
                                                                      ----------
FOOD DISTRIBUTORS - 0.2%
Sysco Corporation                                           19,100       593,055
                                                                      ----------
HEALTH CARE EQUIPMENT - 1.0%
Baxter International, Inc.                                  41,500     1,562,475
Boston Scientific Corporation*                              44,200     1,082,458
                                                                      ----------
                                                                       2,644,933
                                                                      ----------
HOME IMPROVEMENT RETAIL - 0.5%
Home Depot, Inc.                                            34,900     1,412,752
                                                                      ----------
HOUSEHOLD PRODUCTS - 2.0%
Colgate-Palmolive Company                                   58,800     3,225,180
Kimberly-Clark Corporation                                  30,800     1,837,220
                                                                      ----------
                                                                       5,062,400
                                                                      ----------


                                       104               See accompanying notes.

Schedule of Investments                                                 SERIES O
December 31, 2005                                         (EQUITY INCOME SERIES)

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS (CONTINUED)
HOUSEWARES & SPECIALTIES - 1.6%
Fortune Brands, Inc.                                       21,000    $ 1,638,420
Newell Rubbermaid, Inc.                                   100,300      2,385,134
                                                                     -----------
                                                                       4,023,554
                                                                     -----------
HYPERMARKETS & SUPERCENTERS - 1.3%
Wal-Mart Stores, Inc.                                      70,100      3,280,680
                                                                     -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.1%
Duke Energy Corporation                                    99,600      2,734,020
                                                                     -----------
INDUSTRIAL CONGLOMERATES - 2.9%
General Electric Company                                  187,800      6,582,390
Tyco International, Ltd.                                   28,200        813,852
                                                                     -----------
                                                                       7,396,242
                                                                     -----------
INDUSTRIAL MACHINERY - 0.9%
Eaton Corporation                                          12,900        865,461
Pall Corporation                                           58,400      1,568,624
                                                                     -----------
                                                                       2,434,085
                                                                     -----------
INSURANCE BROKERS - 1.8%
Marsh & McLennan Companies, Inc.                          146,400      4,649,664
                                                                     -----------
INTEGRATED OIL & GAS - 6.9%
Amerada Hess Corporation                                   22,400      2,840,768
BP plc ADR                                                 34,884      2,240,250
Chevron Corporation                                        78,432      4,452,585
Exxon Mobil Corporation                                    83,768      4,705,249
Royal Dutch Shell plc ADR                                  61,600      3,787,784
                                                                     -----------
                                                                      18,026,636
                                                                     -----------
INTEGRATED TELECOMMUNICATION SERVICES - 3.5%
AT&T, Inc.                                                145,400      3,560,846
Qwest Communications
   International, Inc.*                                   418,701      2,365,661
Telus Corporation (Non-Voting Shares)                      15,600        628,056
Telus Corporation (Voting Shares)                          10,600        434,290
Verizon Communications, Inc.                               73,136      2,202,856
                                                                     -----------
                                                                       9,191,709
                                                                     -----------
INVESTMENT BANKING & BROKERAGE - 2.3%
Charles Schwab Corporation                                178,200      2,614,194
Morgan Stanley                                             61,200      3,472,488
                                                                     -----------
                                                                       6,086,682
                                                                     -----------
LEISURE PRODUCTS - 0.8%
Mattel, Inc.                                              133,000      2,104,060
                                                                     -----------
LIFE & HEALTH INSURANCE - 1.6%
Lincoln National Corporation                               39,324      2,085,352
UnumProvident Corporation                                  94,900      2,158,975
                                                                     -----------
                                                                       4,244,327
                                                                     -----------
MOVIES & ENTERTAINMENT - 3.4%
Time Warner, Inc.                                         191,500      3,339,760
Viacom, Inc. (Cl.B)                                       103,000      3,357,800
Walt Disney Company                                        91,400      2,190,858
                                                                     -----------
                                                                       8,888,418
                                                                     -----------
MULTI-LINE INSURANCE - 0.9%
American International Group, Inc.                         32,200    $ 2,197,006
                                                                     -----------
MULTI-UTILITIES - 1.7%
NiSource, Inc.                                            112,400      2,344,664
Teco Energy, Inc.                                          24,300        417,474
Xcel Energy, Inc.                                          83,700      1,545,102
                                                                     -----------
                                                                       4,307,240
                                                                     -----------
OFFICE SERVICES & SUPPLIES - 0.8%
Avery Dennison Corporation                                 38,200      2,111,314
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 0.6%
Schlumberger, Ltd.                                         16,800      1,632,120
                                                                     -----------
OIL & GAS EXPLORATION & PRODUCTION - 0.8%
Anadarko Petroleum Corporation                             22,500      2,131,875
                                                                     -----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 2.9%
Citigroup, Inc.                                            31,433      1,525,444
JP Morgan Chase & Company                                 152,662      6,059,155
                                                                     -----------
                                                                       7,584,599
                                                                     -----------
PACKAGED FOODS & MEATS - 2.0%
Campbell Soup Company                                      64,100      1,908,257
ConAgra Foods, Inc.                                         5,000        101,400
General Mills, Inc.                                        47,700      2,352,564
McCormick & Company, Inc.                                  29,500        912,140
                                                                     -----------
                                                                       5,274,361
                                                                     -----------
PAPER PRODUCTS - 2.0%
International Paper Company                               121,120      4,070,843
MeadWestvaco Corporation                                   42,300      1,185,669
                                                                     -----------
                                                                       5,256,512
                                                                     -----------
PERSONAL PRODUCTS - 0.7%
Avon Products, Inc.                                        67,100      1,915,705
                                                                     -----------
PHARMACEUTICALS - 7.1%
Abbott Laboratories                                        36,300      1,431,309
Bristol-Myers Squibb Company                              102,000      2,343,960
Eli Lilly & Company                                        22,600      1,278,934
Johnson & Johnson                                          50,200      3,017,020
Merck & Company, Inc.                                     113,600      3,613,616
Pfizer, Inc.                                               84,400      1,968,208
Schering-Plough Corporation                                78,700      1,640,895
Wyeth                                                      65,800      3,031,406
                                                                     -----------
                                                                      18,325,348
                                                                     -----------
PHOTOGRAPHIC PRODUCTS - 0.6%
Eastman Kodak Company                                      64,700      1,513,980
                                                                     -----------
PROPERTY & CASUALTY INSURANCE - 1.9%
Chubb Corporation                                          16,600      1,620,990
Safeco Corporation                                         19,500      1,101,750
St. Paul Travelers Companies, Inc.                         51,184      2,286,389
                                                                     -----------
                                                                       5,009,129
                                                                     -----------


                                      105                See accompanying notes.

Schedule of Investments                                                 SERIES O
December 31, 2005                                         (EQUITY INCOME SERIES)

                                                          NUMBER       MARKET
                                                        OF SHARES       VALUE
                                                        ---------   ------------
COMMON STOCKS (CONTINUED)
PUBLISHING - 3.4%
Dow Jones & Company, Inc.                                  58,800   $  2,086,812
Knight Ridder, Inc.                                        25,400      1,607,820
New York Times Company                                    101,800      2,692,610
Tribune Company                                            80,500      2,435,930
                                                                    ------------
                                                                       8,823,172
                                                                    ------------
RAILROADS - 2.1%
Norfolk Southern Corporation                               38,300      1,716,989
Union Pacific Corporation                                  47,200      3,800,072
                                                                    ------------
                                                                       5,517,061
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Simon Property Group, Inc.                                 16,336      1,251,828
                                                                    ------------
REGIONAL BANKS - 2.5%
Fifth Third Bancorp                                        64,100      2,417,852
Mercantile Bankshares Corporation                          18,500      1,044,140
National City Corporation                                  27,300        916,461
SunTrust Banks, Inc.                                       28,600      2,080,936
Wilmington Trust Corporation                                3,400        132,294
                                                                    ------------
                                                                       6,591,683
                                                                    ------------
RESTAURANTS - 0.5%
McDonald's Corporation                                     41,500      1,399,380
                                                                    ------------
SEMICONDUCTORS - 1.8%
Analog Devices, Inc.                                       44,800      1,606,976
Intel Corporation                                          60,500      1,510,080
Texas Instruments, Inc.                                    44,900      1,439,943
                                                                    ------------
                                                                       4,556,999
                                                                    ------------
SOFT DRINKS - 1.2%
Coca-Cola Company                                          74,800      3,015,188
                                                                    ------------
SPECIALTY CHEMICALS - 0.9%
Chemtura Corporation                                       39,900        506,730
International Flavors & Fragrances, Inc.                   52,100      1,745,350
                                                                    ------------
                                                                       2,252,080
                                                                    ------------
SYSTEMS SOFTWARE - 1.3%
Microsoft Corporation                                     124,400      3,253,060
                                                                    ------------
THRIFTS & MORTGAGE FINANCE - 0.5%
Federal National Mortgage Association                      25,700      1,254,417
                                                                    ------------
TOBACCO - 0.5%
UST, Inc.                                                  29,400      1,200,402
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICE - 2.0%
Alltel Corporation                                         41,400      2,612,340
Sprint Nextel Corporation                                 112,000      2,616,320
                                                                    ------------
                                                                       5,228,660
                                                                    ------------
TOTAL COMMON STOCKS
   (cost $221,030,850)                                               245,225,794
                                                                    ------------
FOREIGN STOCKS - 1.2%
IRELAND - 0.4%
Bank of Ireland                                            63,500   $  1,000,237
                                                                    ------------
JAPAN - 0.6%
Sony Corporation                                           38,400      1,569,340
                                                                    ------------
NETHERLANDS - 0.2%
Unilever N.V.                                               8,300        568,668
                                                                    ------------
TOTAL FOREIGN STOCKS
   (cost $2,771,817)                                                   3,138,245
                                                                    ------------
TEMPORARY CASH INVESTMENTS - 3.6%
State Street General Account
   Money Market Fund                                      836,815        836,815
T.Rowe Price Reserve
   Investment Fund                                      8,562,578      8,562,578
                                                                    ------------
TOTAL TEMPORARY CASH INVESTMENTS
   (cost $9,399,393)                                                   9,399,393
                                                                    ------------
TOTAL INVESTMENTS - 99.9%
   (cost $234,366,055)                                               259,394,482
CASH & OTHER ASSETS, LESS LIABILITIES - 0.1%                             333,479
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $259,727,961
                                                                    ============

For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $236,001,790.

*    Non-income producing security

ADR (American Depositary Receipt)

plc (public limited company)


                                      106                See accompanying notes.

                                                                        SERIES O
                                                          (EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value(1) ......................................     $259,394,482
Cash denominated in a foreign currency,
   at value(2) ................................................              649
RECEIVABLES:
   Fund shares sold ...........................................          339,329
   Interest ...................................................           60,122
   Dividends ..................................................          382,760
   Prepaid expenses ...........................................            4,811
                                                                    ------------
Total assets ..................................................      260,182,153
                                                                    ------------
LIABILITIES:
Payable for:
   Fund shares redeemed .......................................          169,490
   Management fees ............................................          223,223
   Custodian fees .............................................            3,000
   Transfer agent and administration fees .....................           23,964
   Professional fees ..........................................           20,900
   Director's fees ............................................            2,250
   Other ......................................................           11,365
Total liabilities .............................................          454,192
                                                                    ------------
NET ASSETS ....................................................     $259,727,961
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital ...............................................     $219,419,862
Accumulated undistributed net
   investment income ..........................................        3,213,835
Accumulated undistributed net realized gain
   on sale of investments and foreign
   currency transactions ......................................       12,065,977
Net unrealized appreciation in value of
   investments and translation of assets and
   liabilities in foreign currency ............................       25,028,287
                                                                    ------------
Net assets ....................................................     $259,727,961
                                                                    ============
Capital shares authorized .....................................        unlimited
Capital shares outstanding ....................................       13,577,256
Net asset value per share
   (net assets divided by shares outstanding) .................     $      19.13
                                                                    ============
(1) Investments, at cost ......................................     $234,366,055
(2) Cash denominated in a foreign currency,
       at cost ................................................              649

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding
   tax of $6,322) .............................................     $ 5,658,434
Interest ......................................................         419,100
                                                                    -----------
Total investment income .......................................       6,077,534
                                                                    -----------
EXPENSES:
   Management fees ............................................       2,496,219
   Administration fees ........................................         229,617
   Custodian fees .............................................          16,838
   Transfer agent/maintenance fees ............................          25,195
   Directors' fees ............................................          14,270
   Professional fees ..........................................          38,550
   Reports to shareholders ....................................          32,774
   Other expenses .............................................           9,917
                                                                    -----------
   Total expenses .............................................       2,863,380
   Less: Earnings credits applied .............................             (54)
                                                                    -----------
   Net expenses ...............................................       2,863,326
                                                                    -----------
   Net investment income ......................................       3,214,208
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the year on: ..................
   Investments ................................................      13,986,053
   Foreign currency transactions ..............................          (3,279)
                                                                    -----------
   Net realized gain ..........................................      13,982,774
                                                                    -----------
Net unrealized depreciation during the year on:
   Investments ................................................      (7,751,422)
   Translation of assets and liabilities in
      foreign currencies ......................................            (378)
                                                                    -----------
   Net unrealized depreciation ................................      (7,751,800)
                                                                    -----------
   Net realized and unrealized gain ...........................       6,230,974
                                                                    -----------
   Net increase in net assets
      resulting from operations ...............................     $ 9,445,182
                                                                    ===========


                                       107               See accompanying notes.

                                                                        SERIES O
STATEMENT OF CHANGES IN NET ASSETS                        (EQUITY INCOME SERIES)

                                                                        YEAR ENDED     YEAR ENDED
                                                                       DECEMBER 31,   DECEMBER 31,
                                                                           2005           2004
                                                                       ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ...........................................   $  3,214,208   $  2,787,005
   Net realized gain during the period on investments
      and foreign currency transactions ............................     13,982,774      6,967,181
   Net unrealized appreciation (depreciation) during the period on investments and translation of assets and liabilities in
      foreign currencies ...........................................     (7,751,800)    20,104,014
                                                                       ------------   ------------
   Net increase in net assets resulting from operations ............      9,445,182     29,858,200
                                                                       ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................................             --       (344,457)
                                                                       ------------   ------------
   Total distributions to shareholders .............................             --       (344,457)
                                                                       ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ....................................     74,046,642     64,011,284
   Distributions reinvested ........................................             --        344,457
   Cost of shares redeemed .........................................    (64,596,753)   (49,756,700)
                                                                       ------------   ------------
   Net increase from capital share transactions ....................      9,449,889     14,599,041
                                                                       ------------   ------------
   Net increase in net assets ......................................     18,895,071     44,112,784
                                                                       ------------   ------------
NET ASSETS:
   Beginning of period .............................................    240,832,890    196,720,106
                                                                       ------------   ------------
   End of period ...................................................   $259,727,961   $240,832,890
                                                                       ============   ============
Accumulated undistributed net investment income at end of year .....   $  3,213,835   $  2,781,731
                                                                       ============   ============
CAPITAL SHARE ACTIVITY:
   Shares sold .....................................................      3,984,349      3,819,116
   Shares reinvested ...............................................             --         20,394
   Shares redeemed .................................................     (3,466,553)    (2,969,771)
                                                                       ------------   ------------
   Total capital share activity ....................................        517,796        869,739
                                                                       ============   ============


                                       108               See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for each share of capital stock                           SERIES O
outstanding throughout each year                          (EQUITY INCOME SERIES)

                                                                          YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
                                                            2005       2004       2003       2002        2001
                                                          --------   --------   --------   --------    --------
PER SHARE DATA
Net asset value, beginning of period                      $  18.44   $  16.14   $  13.17   $  16.00    $  17.66
                                                          --------   --------   --------   --------    --------
Income (loss) from investment operations:
Net investment income                                         0.23       0.21       0.22       0.20        0.21
Net gain (loss) on securities (realized and unrealized)       0.46       2.12       3.09      (2.26)         --
                                                          --------   --------   --------   --------    --------
Total from investment operations                              0.69       2.33       3.31      (2.06)       0.21
                                                          --------   --------   --------   --------    --------
Less distributions:
Dividends from net investment income                            --      (0.03)     (0.20)     (0.39)      (0.30)
Distributions from realized gains                               --         --      (0.14)     (0.38)      (1.57)
                                                          --------   --------   --------   --------    --------
Total distributions                                             --      (0.03)     (0.34)     (0.77)      (1.87)
                                                          --------   --------   --------   --------    --------
Net asset value, end of period                            $  19.13   $  18.44   $  16.14   $  13.17    $  16.00
                                                          ========   ========   ========   ========    ========
TOTAL RETURN(A)                                               3.74%     14.43%     25.25%    (13.43%)      1.32%
                                                          --------   --------   --------   --------    --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $259,728   $240,833   $196,720   $163,555    $186,826
                                                          --------   --------   --------   --------    --------
Ratios to average net assets:
Net investment income                                         1.29%      1.31%      1.55%      1.40%       1.32%
Total expenses(b)                                             1.15%      1.13%      1.09%      1.09%       1.08%
Net expenses(c)                                               1.15%      1.13%      1.08%      1.08%       1.08%
                                                          --------   --------   --------   --------    --------
Portfolio turnover rate                                         20%        20%        19%        23%         21%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects the expense ratios after custodian earnings credits.


                                       109               See accompanying notes.

                      This page left blank intentionally.

                                                                        SERIES P
Manager's Commentary                                         (HIGH YIELD SERIES)
February 15, 2006                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF DAVID TOUSSAINT)
David Toussaint
Portfolio Manager

TO OUR SHAREHOLDERS:

The high yield market, coming off two successive strong years of double-digit percentage gains, was unable to continue its streak in 2005. The U.S. economy's robust growth allowed corporations to increase profits and to further improve their balance sheets, which helped keep the corporate default rate low. Although the economic environment was favorable and corporate fundamentals improved, the high yield market, as measured by the Lehman Brothers High Yield Index, was only able to produce a lackluster return of 2.74% for the year. Series P of the SBL Fund - High Yield Series was up 3.81% for the 12-month period ended December 31, 2005.

LACKLUSTER PERFORMANCE IN 2005

Although the Series' return was in the low single-digits, it performed in-line with other competing fixed income asset classes. Specifically, government bonds returned 2.6%, higher quality corporate bonds 2.0%, and leveraged bank loans 4.6%, while the S&P 500 could only muster a 3.0% return. The sluggish returns resulted from the Federal Reserve Bank's eight interest rate increases during the year which caused government bond interest rates to move up slightly during the year and adversely impacted the equity market. Also contributing to the high yield market's sub-par performance was the negative impact from the credit rating agencies' downgrades of General Motors and Ford. These actions resulted in two very large issuers being added to the high yield universe, thereby increasing the automotive sector's weight to around 14% of the high yield market. This sector alone was down 11.4% for the year.

During 2005, the Series was positioned in shorter maturity bonds to mitigate rising interest rates and was slightly overweighted in lower quality bonds to take advantage of the robust economy and a low corporate default rate. The high yield corporate default rate, after reaching bottom at mid-year, slightly increased during the second half of the year to finish at 2.2%, down from 2.7% at year-end 2004. High yield corporate bond spreads, after nearly reaching historic lows in the first quarter, trended wider throughout the year thereby causing bond prices to decline slightly.

SHORTER MATURITY BONDS PROVIDED STABLE INCOME

The Series' core holdings in shorter maturity bonds provided solid income generation and stable current yields for the Series during the year. These shorter maturity bonds are not as sensitive to interest rate movements. Therefore, as rates moved higher during the year, these bonds lost little, if any, of their principal value while collecting their interest payments. One of the Series' largest holdings, Qwest Communications, was one of these bonds and it produced an 11% return.

SPECIFIC PORTFOLIO INVESTMENTS ENHANCED RETURNS

The Series was able to enhance its return by investing in some lower quality, higher yielding securities. As the economy continued to grow robustly, many of the Series' holdings benefited. One of the Series' best contributors was Worldspan, a travel services company, which returned 18% as air travel and lodging soared. Another company leveraged to the economy and residential and commercial construction boom, United Rentals, an equipment rental company, returned 17%. Capitalizing on rising energy prices, an oil service company, Oil States International returned 25%. Finally, the Series' continued overweight to the wireless telecommunications sector boosted returns due in part to its holding in Rural Cellular which produced an 11% return.

AVOIDING AUTOMOTIVE AND PAPER SECTORS PROVED SUCCESSFUL

The Series' underweight positions in both the automotive and paper sectors helped the Series to outperform its benchmark index. The auto sector performed poorly because of the weak operating results from GM and Ford and consequently their suppliers were negatively impacted as well. Some of the auto suppliers filed for bankruptcy protection, and others were perilously close. The paper sector also performed poorly during 2005. Higher energy prices, rising labor and freight costs and the strengthening Canadian dollar put pressure on this sector throughout the year.

OUTLOOK AND STRATEGY FOR 2006

For 2006, the economy is expected to maintain its growth rate during the first half and weaken slightly into year-end. The corporate default rate is expected to slightly increase throughout the year and possibly reach 3.5% by year-end, but still remain well below the long run average of around 5%. The significant increase in mergers and acquisitions and leveraged buy-outs may help the high yield bonds for those companies being acquired. However, new issuance as a result of these leveraging transactions will be of much lower quality and these highly levered issuers will be much less able to weather an economic slowdown. This lower quality issuance may cause the default rate to increase over the next few years. Therefore, the Series will continue to hold shorter maturity bonds and opportunistically add selective lower quality securities to enhance returns. Finally, given the high yield market's outlook, we believe it is poised to offer attractive returns versus other investment choices in the upcoming year.

Sincerely,


David Toussaint
Portfolio Manager

                                                                        SERIES P
Manager's Commentary                                         (HIGH YIELD SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES P VS.
LEHMAN BROTHERS HIGH YIELD INDEX

                               (PERFORMANCE GRAPH)

                                                        LEHMAN BROTHERS
            SERIES P                                   HIGH YIELD INDEX
----------------------------                      -------------------------
       DATE          VALUE                            DATE          VALUE
    ----------     ---------                      ----------      ---------
      8/5/1996     10,000.00  INCEPTION 8/05/96                   10,000.00
     9/30/1996     10,246.67                         9/30/96      10,351.60
    12/31/1996     10,660.00                        12/31/96      10,713.39
     3/31/1997     10,846.67                         3/31/97      10,833.03
     6/30/1997     11,320.00                         6/30/97      11,336.46
     9/30/1997     11,754.46                         9/30/97      11,851.52
    12/31/1997     12,076.97                        12/31/97      12,081.46
     3/31/1998     12,485.54                         3/31/98      12,487.78
     6/30/1998     12,628.64                         6/30/98      12,625.65
     9/30/1998     12,464.08                         9/30/98      12,050.69
    12/31/1998     12,782.48                        12/31/98      12,307.03
     3/31/1999     12,972.80                         3/31/99      12,533.43
     6/30/1999     12,957.56                         6/30/99      12,566.52
     9/30/1999     12,858.47                         9/30/99      12,386.91
    12/31/1999     12,950.59                        12/31/99      12,589.80
     3/31/2000     12,666.70                         3/31/00      12,295.73
     6/30/2000     12,700.10                        06/30/00      12,437.20
     9/30/2000     12,925.54                        09/30/00      12,507.18
    12/31/2000     12,753.20                        12/31/00      11,851.92
     3/31/2001     13,342.62                       3/31/2001      12,604.41
     6/30/2001     13,108.23                       6/30/2001      12,317.36
     9/30/2001     12,441.09                       9/30/2001      11,796.11
    12/31/2001     13,317.91                      12/31/2001      12,477.29
     3/31/2002     13,704.12                       3/31/2002      12,687.30
     6/30/2002     13,201.31                       6/30/2002      11,878.19
     9/30/2002     12,550.61                       9/30/2002      11,529.80
    12/31/2002     13,371.90                      12/31/2002      12,306.90
     3/31/2003     14,041.01                       3/31/2003      13,243.88
     6/30/2003     15,117.87                       6/30/2003      14,581.95
     9/30/2003     15,528.05                       9/30/2003      14,985.63
    12/31/2003     16,274.90                      12/31/2003      15,871.49
     3/31/2004     16,628.94                       3/31/2004      16,243.91
     6/30/2004     16,529.37                       6/30/2004      16,087.61
     9/30/2004     17,205.58                       9/30/2004      16,867.08
    12/31/2004     18,165.17                      12/31/2004      17,639.12
     3/31/2005     17,975.48                       3/31/2005      17,354.98
     6/30/2005     18,265.59                       6/30/2005      17,835.42
     9/30/2005     18,566.85                       9/30/2005      18,000.20
    12/31/2005     18,856.96                      12/31/2005      18,121.66

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on August 5, 1996 (date of inception) and reflects the fees and expenses of Series P. The Lehman Brothers High Yield Index is an unmanaged index that tracks below investment grade bonds.

QUALITY RATINGS

A                                        1.37%
BBB                                      5.11
BB                                      22.91
B                                       43.12
CCC                                      9.27
CC                                       0.01
C                                        0.85
NR                                       6.27
Common Stocks                            1.03
Repurchase Agreement                     8.85
Cash & other assets, less liabilities    1.21
Total net assets                       100.00%
                                       ======

AVERAGE ANNUAL RETURNS

                                               SINCE INCEPTION
PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS       (8-5-96)
-------------------------   ------   -------   ---------------
Series P                     3.81%    8.14%         6.97%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                       112               See accompanying notes.

                                                                        SERIES P
Manager's Commentary                                         (HIGH YIELD SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                                 BEGINNING         ENDING      EXPENSES PAID
                               ACCOUNT VALUE   ACCOUNT VALUE       DURING
                                  07-01-05      12-31-05(1)      PERIOD(2)
                               -------------   -------------   -------------
Series P (High Yield Series)
   Actual                        $1,000.00       $1,033.60         $4.97
   Hypothetical                   1,000.00        1,020.32          4.94

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 3.36%.

(2) Expenses are equal to the Series annualized expense ratio 0.97% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES P
December 31, 2005                                            (HIGH YIELD SERIES)

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                           NUMBER       MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
CONVERTIBLE BONDS - 4.0%

AUTOMOTIVE - 0.8%
Sonic Automotive, Inc., 5.25% - 2009                     $  650,000   $  637,000
                                                                      ----------
CONSTRUCTION MACHINERY - 1.4%
United Rentals, Inc., 1.875% - 2023                      $  925,000    1,064,906
                                                                      ----------
MEDIA-CABLE - 0.9%
Mediacom Communications Corporation,
   5.25% - 2006                                          $  675,000      672,469
                                                                      ----------
TELECOMMUNICATIONS-WIRELESS - 0.9%
Nextel Communications, 5.25% - 2010                      $  750,000      749,063
                                                                      ----------
TOTAL CONVERTIBLE BONDS
   (cost $2,855,780)                                                   3,123,438
                                                                      ----------
PREFERRED STOCK - 0.0%

STEEL - 0.0%
Weirton Steel Corporation (Cl.C)*(,5,6)                         315           --
                                                                      ----------
TOTAL PREFERRED STOCK
   cost ($264)                                                                --
                                                                      ----------
COMMON STOCKS - 1.0%

AIRLINES - 0.0%
ACE Aviation Holdings, Inc.*                                     32        1,041
                                                                      ----------
AIRPORT SERVICES - 0.0%
Atlas Air Worldwide Holdings, Inc.*                               2           89
                                                                      ----------
BROADCASTING & CABLE TV - 0.0%
Classic Holdco, LLC*(,5,6)                                       79           --
                                                                      ----------
ELECTRONIC MANUFACTURING SERVICES - 0.0%
Viasystems Group, Inc.*(,5,6)                                 1,207           --
                                                                      ----------
HEALTH CARE EQUIPMENT - 0.0%
Mediq, Inc.*(,5,6)                                               92           --
                                                                      ----------
HOUSEHOLD PRODUCTS - 0.0%
WKI Holding Company, Inc.*(,5,6)                                202           --
                                                                      ----------
MARINE - 0.4%
Double Hull Tankers, Inc.*                                   23,000      302,910
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Bimini Mortgage Management, Inc.                             30,450      275,573
HomeBanc Corporation                                         30,000      224,400
                                                                      ----------
                                                                         499,973
                                                                      ----------
TOTAL COMMON STOCKS
   (cost $1,061,751)                                                     804,013
                                                                      ----------
FOREIGN BONDS - 1.4%

CHILE - 0.2%
Republic of Chile:
   5.625% - 2007                                         $  100,000      101,130
   7.125% - 2012                                         $   25,000       27,632
                                                                      ----------
                                                                         128,762
                                                                      ----------
MEXICO - 0.5%
United Mexican States:
   8.375% - 2011                                         $   85,000   $   96,900
   7.50% - 2012                                             200,000      223,000
                                                                      ----------
                                                                         319,900
                                                                      ----------
PERU - 0.1%
Republic of Peru, 5.00% - 2017(1)                           112,700      105,093
                                                                      ----------
PHILIPPINES - 0.0%
Republic of Philippines, 8.375% - 2009                       30,000       32,025
                                                                      ----------
RUSSIA - 0.3%
Russia Finance Ministry, 3.00% - 2011                        80,000       71,152
Russian Federation:
   10.00% - 2007                                            100,000      106,900
   8.25% - 2010(4)                                           36,500       38,736
                                                                      ----------
                                                                         216,788
                                                                      ----------
SOUTH AFRICA - 0.2%
Republic of South Africa:
   9.125% - 2009                                             95,000      106,519
   7.375% - 2012                                             35,000       38,937
                                                                      ----------
                                                                         145,456
                                                                      ----------
TUNISIA - 0.1%
Banque Centrale de Tunisie,
   7.375% - 2012                                             80,000       89,000
                                                                      ----------
UKRAINE - 0.0%
Ukraine Government, 11.00% - 2007                            21,001       21,831
                                                                      ----------
TOTAL FOREIGN BONDS
   (cost $930,512)                                                     1,058,855
                                                                      ----------
CORPORATE BONDS - 83.5%
AEROSPACE & DEFENSE - 4.0%
Bombardier, Inc., 6.75% - 2012(4)                         1,075,000      994,375
Esterline Technologies Corporation,
   7.75% - 2013                                             610,000      637,450
L-3 Communications Corporation,
   7.625% - 2012                                            100,000      105,250
Sequa Corporation:
   8.875% - 2008                                            280,000      291,900
   9.00% - 2009                                             200,000      212,500
Vought Aircraft Industries, Inc.,
   8.00% - 2011                                             900,000      841,500
                                                                      ----------
                                                                       3,082,975
                                                                      ----------
AIRLINES - 0.9%
American Commercial Lines, Inc.,
   9.50% - 2015                                             146,000      157,680
Delta Air Lines, Inc., 7.90% - 2009(3,6)                     75,000       16,875
Northwest Airlines, Inc.,
   9.875% - 2007(3,6)                                        10,000        3,900
Pegasus Aviation Lease Securitization,
   8.42% - 2030*(3,5,6)                                     489,231           --
United Air Lines, Inc., 7.73% - 2010(6)                     499,617      497,243
                                                                      ----------
                                                                         675,698
                                                                      ----------


                                       114               See accompanying notes.

Schedule of Investments                                                 SERIES P
December 31, 2005                                            (HIGH YIELD SERIES)

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                         ----------   ----------
CORPORATE BONDS (CONTINUED)

AUTOMOTIVE - 6.9%
Allied Holdings, Inc., 8.625% - 2007(3,6)                $  655,000   $  520,725
Briggs & Stratton Corporation,
   8.875% - 2011                                            625,000      700,226
Dura Operating Corporation,
   8.625% - 2012                                             10,000        8,250
General Motors Acceptance Corporation,
   8.00% - 2031                                           1,250,000    1,197,351
Group 1 Automotive, Inc.,
   8.25% - 2013                                           1,050,000      992,250
Mark IV Industries, Inc.,
   7.50% - 2007                                           1,125,000    1,036,406
Sonic Automotive, Inc.,
   8.625% - 2013                                            600,000      580,500
TRW Automotive, Inc.,
   9.375% - 2013                                            312,000      337,740
                                                                      ----------
                                                                       5,373,448
                                                                      ----------
BANKING - 2.9%
Cardtronics, Inc., 9.25% - 2013(4)                          900,000      895,500
Doral Financial Corporation,
   5.004% - 2007(1)                                         900,000      874,840
E*Trade Financial Corporation,
   8.00% - 2011                                             300,000      312,000
FCB/NC Capital Trust I,
   8.05% - 2028                                              75,000       79,296
Popular North America, Inc.,
   6.125% - 2006                                             60,000       60,339
Western Financial Bank,
   9.625% - 2012                                              5,000        5,600
                                                                      ----------
                                                                       2,227,575
                                                                      ----------
BUILDING MATERIALS - 1.8%
Building Materials Corporation:
   8.00% - 2007                                             550,000      556,187
   8.00% - 2008                                             825,000      834,281
                                                                      ----------
                                                                       1,390,468
                                                                      ----------
CHEMICALS - 1.1%
IMC Global, Inc., 11.25% - 2011                               5,000        5,375
ISP Holdings, Inc., 10.625% - 2009                          800,000      840,000
Methanex Corporation, 8.75% - 2012                            5,000        5,563
                                                                      ----------
                                                                         850,938
                                                                      ----------
COMMUNICATIONS - OTHER - 0.8%
Block Communications, Inc.,
   8.25% - 2015(4)                                          650,000      643,500
                                                                      ----------
CONSTRUCTION MACHINERY - 3.2%
Case New Holland, 9.25% - 2011                              650,000      695,500
Navistar International Corporation:
   9.375% - 2006                                             45,000       45,675
   7.50% - 2011                                             750,000      714,375
   6.25% - 2012                                             525,000      469,875
NMHG Holding Company, 10.00% - 2009                           5,000        5,325
United Rentals NA, Inc., 7.00% - 2014                       625,000      584,375
                                                                      ----------
                                                                       2,515,125
                                                                      ----------
CONSUMER PRODUCTS - 0.8%
Del Laboratories, Inc., 8.00% - 2012                     $  575,000   $  454,250
Hasbro, Inc., 6.15% - 2008                                   56,000       57,368
Icon Health & Fitness, 11.25% - 2012                         25,000       20,937
WH Holdings/ WH Capital, 9.50% - 2011                        60,000       64,800
                                                                      ----------
                                                                         597,355
                                                                      ----------
ELECTRIC - 4.0%
AES Corporation, 9.50% - 2009                               750,000      810,000
Avista Corporation, 9.75% - 2008                             50,000       54,575
CMS Energy Corporation:
   9.875% - 2007                                             10,000       10,700
   7.50% - 2009                                             610,000      628,300
East Coast Power LLC:
   6.737% - 2008                                             33,497       33,795
   7.066% - 2012                                             84,520       87,580
Edison Mission Energy, 10.00% - 2008                        550,000      602,250
Reliant Energy, Inc., 6.75% - 2014                          650,000      567,125
Texas Genco LLC, 6.875% - 2014(4)                           175,000      189,438
UCAR Finance, Inc., 10.25% - 2012                            15,000       15,844
Western Resources, Inc., 7.125% - 2009                       90,000       94,596
                                                                      ----------
                                                                       3,094,203
                                                                      ----------
ENERGY - INDEPENDENT - 4.4%
Clayton William Energy, 7.75% - 2013                        325,000      312,000
El Paso Production Holding Company,
   7.75% - 2013                                             250,000      259,375
Forest Oil Corporation, 8.00% - 2008                         15,000       15,637
Houston Exploration Company,
   7.00% - 2013                                             450,000      432,000
Magnum Hunter Resources, Inc.,
   9.60% - 2012                                             793,000      860,405
Mirant North America, LLC,
   7.375% - 2013(4)                                         150,000      151,688
Plains E&P Company, 8.75% - 2012                             40,000       43,100
Range Resources Corporation,
   7.375% - 2013                                             75,000       77,625
TransMontaigne, Inc., 9.125% - 2010                       1,300,000    1,277,250
                                                                      ----------
                                                                       3,429,080
                                                                      ----------
ENERGY - INTEGRATED - 0.6%
Petrobras International Finance Company,
   9.00% - 2008(1)                                          425,000      482,375
                                                                      ----------
ENERGY - OTHER - 0.4%
Massey Energy Company,
   6.875% - 2013(4)                                         350,000      353,063
                                                                      ----------
ENTERTAINMENT - 3.4%
AMC Entertainment, Inc.,
   9.875% - 2012                                            300,000      294,000
Blockbuster, Inc., 9.50% - 2012(1,4)                      1,000,000      880,000
Galaxy Entertainment, 9.875 - 2012(4)                       350,000      355,250
Marquee Holdings, Inc., 0.00% - 2014(1)                   1,750,000    1,115,625
                                                                      ----------
                                                                       2,644,875
                                                                      ----------


                                       115               See accompanying notes.

Schedule of Investments                                                 SERIES P
December 31, 2005                                            (HIGH YIELD SERIES)

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                         ----------   ----------

CORPORATE BONDS (CONTINUED)

ENVIRONMENTAL - 1.1%
Allied Waste North America:
8.50% - 2008                                             $   20,000   $   21,000
8.875% - 2008                                               385,000      406,175
Casella Waste Systems, Inc.,
9.75% - 2013                                                400,000      421,000
                                                                      ----------
                                                                         848,175
                                                                      ----------
FINANCIAL - OTHER - 0.3%
Arch Western Finance, 6.75% - 2013                          200,000      203,750
                                                                      ----------
FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 0.7%
AMR Real Estate Partners,
   8.125% - 2012                                            550,000      570,625
                                                                      ----------
FOOD & BEVERAGE - 2.4%
Bear Creek Corporation, 9.00% - 2013(4)                     250,000      251,250
Canandaigua Brands, Inc.,
   8.625% - 2006                                            200,000      203,000
Dean Foods Company, 8.15% - 2007                            350,000      359,625
Dole Foods Company, Inc.:
   7.25% - 2010                                             400,000      388,000
   8.875% - 2011                                            200,000      205,000
Land O' Lakes, Inc., 8.75% - 2011                            60,000       63,000
Pilgrim's Pride Corporation,
   9.625% - 2011                                            450,000      479,250
                                                                      ----------
                                                                       1,949,125
                                                                      ----------
GAMING - 2.1%
American Casino & Entertainment,
   7.85% - 2012                                             300,000      307,500
MGM Mirage, Inc.:
   8.50% - 2010                                              15,000       16,256
   8.375% - 2011                                             55,000       58,850
   6.75% - 2012                                             625,000      633,594
Mandalay Resort Group:
   10.25% - 2007                                             45,000       47,981
   6.50% - 2009                                             300,000      303,375
Station Casinos, Inc., 6.00% - 2012                         300,000      299,250
                                                                      ----------
                                                                       1,666,806
                                                                      ----------
HEALTH CARE - 3.7%
Coventry Health Care, Inc.,
   6.125% - 2015                                            575,000      589,375
HCA, Inc., 6.375% - 2015                                    300,000      303,250
Healthsouth Corporation, 8.50% - 2008                       775,000      780,812
Johnsondiversey, Inc., 9.625% - 2012                          5,000        5,025
Radiologix, Inc., 10.50% - 2008                              45,000       44,100
US Oncology Holdings, Inc.,
   9.264% - 2015(2)                                       1,150,000    1,144,250
                                                                      ----------
                                                                       2,866,812
                                                                      ----------
HOME CONSTRUCTION - 0.3%
KB Home, 9.50% - 2011                                        35,000       36,817
Stanley-Martin Communities,
   9.75% - 2015(4)                                          250,000      227,500
                                                                      ----------
                                                                         264,317
                                                                      ----------
INDUSTRIAL - OTHER - 3.5%
Anixter International, Inc.,
   5.95% - 2015                                          $  250,000   $  226,232
Corrections Corporation of America,
   7.50% - 2011                                             200,000      207,000
Iron Mountain, Inc., 8.25% - 2011                           800,000      812,000
USEC, Inc., 6.625% - 2006                                 1,511,000    1,511,000
                                                                      ----------
                                                                       2,756,232
                                                                      ----------
INSURANCE - LIFE - 0.3%
Genamerica Capital, Inc.,
   8.525% - 2027(4)                                         175,000      189,481
Torchmark Corporation, 6.25% - 2006                          75,000       75,569
                                                                      ----------
                                                                         265,050
                                                                      ----------
INSURANCE - PROPERTY & CASUALTY - 2.0%
Fairfax Financial Holdings,
   7.75% - 2012                                           1,675,000    1,562,912
                                                                      ----------
LODGING - 0.8%
Starwood Hotels & Resorts,
   7.375% - 2007(1)                                         600,000      612,000
                                                                      ----------
MEDIA - CABLE - 1.9%
CSC Holdings, Inc.:
   7.25% - 2008                                             375,000      374,062
   8.125% - 2009                                             10,000       10,100
   8.125% - 2009                                             25,000       25,250
   6.75% - 2012(4)                                          325,000      307,125
Coleman Cable, Inc., 9.875% - 2012                          150,000      121,500
FrontierVision Holdings,
   11.875% - 2007(3,6)                                       20,000       21,025
Jones Intercable, Inc.,
   7.625% - 2008                                            200,000      210,325
Shaw Communications, Inc.,
   7.25% - 2011                                             375,000      390,938
                                                                      ----------
                                                                       1,460,325
                                                                      ----------
MEDIA - NONCABLE - 2.6%
Corus Entertainment, Inc., 8.75% - 2012                      30,000       32,475
EchoStar DBS Corporation,
   9.125% - 2009                                             10,000       10,462
Fisher Communications, Inc.,
   8.625% - 2014                                            250,000      263,750
Intelsat, Ltd., 7.625% - 2012                             1,875,000    1,514,062
RH Donnelley Finance Corporation,
   10.875% - 2012                                           125,000      140,938
Time Warner, Inc., 9.125% - 2013                             30,000       35,507
                                                                      ----------
                                                                       1,997,194
                                                                      ----------


                                       116               See accompanying notes.

Schedule of Investments                                                 SERIES P
December 31, 2005                                            (HIGH YIELD SERIES)

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                         ----------   ----------
CORPORATE BONDS (CONTINUED)
METALS & MINING - 3.6%
AK Steel Corporation, 7.875% - 2009                      $1,495,000   $1,420,250
Asarco, Inc., 7.875% - 2013(3,6)                            200,000      120,000
Asia Aluminum Holdings,
   8.00% - 2011(4)                                          800,000      781,000
Bulong Operations,
   12.50% - 2008*(3,5,6)                                    185,000           --
National Steel Corporation,
   9.875% - 2009*(3,5,6)                                     15,915           --
Noble Group, Ltd., 6.625% - 2015(4)                         550,000      506,488
Steel Dynamics, Inc., 9.50% - 2009                            5,000        5,263
                                                                      ----------
                                                                       2,833,001
                                                                      ----------
OIL FIELD SERVICES - 1.0%
Parker Drilling Company, 9.16% - 2010(2)                    675,000      696,938
Pemex Project Funding Master Trust:
   8.50% - 2008                                              30,000       31,950
   7.875% - 2009                                             35,000       37,433
   9.125% - 2010                                             40,000       46,040
                                                                      ----------
                                                                         812,361
                                                                      ----------
PACKAGING - 2.9%
Ball Corporation, 6.875% - 2012                             250,000      258,125
Owens-Brockway Glass Containers,
   7.75% - 2011                                             200,000      208,750
Owens-Illinois, Inc.:
   8.10% - 2007                                             575,000      587,938
   7.50% - 2010                                              30,000       30,450
Plastipak Holdings, Inc., 8.50% - 2015(4)                   250,000      252,500
Solo Cup Company, 8.50% - 2014                            1,025,000      896,875
                                                                      ----------
                                                                       2,234,638
                                                                      ----------
PAPER - 2.5%
Longview Fibre Company, 10.00% - 2009                        10,000       10,500
Sino-Forest Corporation,
   9.125% - 2011(4)                                         625,000      670,313
Smurfit-Stone Container,
   9.75% - 2011                                           1,250,000    1,262,500
                                                                      ----------
                                                                       1,943,313
                                                                      ----------
PHARMACEUTICALS - 1.4%
Elan Financial Corporation,
   7.75% - 2011                                             700,000      654,500
Omnicare, Inc.:
   6.75% - 2013                                             200,000      202,250
   6.875 - 2015                                             200,000      203,000
                                                                      ----------
                                                                       1,059,750
                                                                      ----------
PIPELINES - 1.4%
Sonat, Inc., 7.625% - 2011                                1,050,000    1,068,375
                                                                      ----------
REAL ESTATE INVESTMENT TRUSTS - 1.2%
American Real Estate Partners,
   7.125% - 2013(4)                                         400,000      400,000
iStar Financial, Inc., 7.00% - 2008                         500,000      516,239
                                                                      ----------
                                                                         916,239
                                                                      ----------
REFINING - 0.4%
Frontier Oil Corporation,
   6.625% - 2011                                         $  300,000   $  306,000
                                                                      ----------
RESTAURANTS - 0.4%
Tricon Global Restaurants,
   8.50% - 2006                                             290,000      292,833
                                                                      ----------
RETAILERS - 0.1%
Ames Department Stores, Inc.,
   10.00% - 2006*(3,5,6)                                    300,000           --
JC Penney Company, Inc.,
   7.375% - 2008                                             40,000       42,048
PCA Finance Corporation,
   11.875% - 2009                                            30,000        7,163
                                                                      ----------
                                                                          49,211
                                                                      ----------
SERVICES - 1.1%
American Eco Corporation,
   9.625% - 2008*(3,5,6)                                    200,000           --
Mail-Well Corporation,
   9.625% - 2012                                             10,000       10,800
MasTec, Inc., 7.75% - 2008                                  900,000      893,250
                                                                      ----------
                                                                         904,050
                                                                      ----------
SUPERMARKETS - 0.0%
Fleming Companies, Inc.,
   9.875% - 2012*(3,5,6)                                    400,000           --
TECHNOLOGY - 1.7%
Hewlett-Packard Company,
   5.75% - 2006                                             110,000      110,920
Telecordia Technologies,
   10.00% - 2013(4)                                         500,000      457,500
Worldspan LP/WS Fin Corporation,
   10.59% - 2011(2)                                         900,000      783,000
                                                                      ----------
                                                                       1,351,420
                                                                      ----------
TELECOMMUNICATIONS - WIRELESS - 3.8%
iPCS, Inc., 11.50% - 2012                                   500,000      573,750
Rural Cellular Corporation:
   9.75% - 2010                                           1,175,000    1,186,750
   10.041% - 2012(2,4)                                      650,000      654,875
Ubiquitel Operating Company,
   9.875% - 2011                                            500,000      553,750
                                                                      ----------
                                                                       2,969,125
                                                                      ----------
TELECOMMUNICATIONS - WIRELINES - 3.7%
Exodus Communications, Inc.,
   11.625% - 2010*(3,5,6)                                   340,726           --
LCI International, Inc., 7.25% - 2007                     2,675,000    2,688,375
Qwest Corporation, 7.875% - 2011                            150,000      161,625
Telecommunications Technique,
   9.75% - 2008*(3,5,6)                                      30,000           --
                                                                      ----------
                                                                       2,850,000
                                                                      ----------


                                       117               See accompanying notes.

Schedule of Investments                                                 SERIES P
December 31, 2005                                            (HIGH YIELD SERIES)

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE BONDS (CONTINUED)
TEXTILE - 0.3%
Invista, 9.25% - 2012(4)                                $  250,000   $   266,875
                                                                     -----------
TRANSPORTATION SERVICES - 1.1%
Overseas Shipholding Group, Inc.,
   8.25% - 2013                                            400,000       423,000
Stena AB, 9.625% - 2012                                    425,000       461,656
Teekay Shipping Corporation,
   8.32% - 2008                                             11,000        11,124
                                                                     -----------
                                                                         895,780
                                                                     -----------
TOTAL CORPORATE BONDS
   (cost $66,483,436)                                                 65,136,972
                                                                     -----------
REPURCHASE AGREEMENT - 8.9%
United Missouri Bank, 3.78%, dated 12-30-05,
   matures 01-03-06; repurchase amount of $6,903,898
   (Collateralized by U.S. Treasury Bill, 05-04-06
   with a value of $7,039,339)                           6,901,000     6,901,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
   (cost $6,901,000)                                                   6,901,000
                                                                     -----------
TOTAL INVESTMENTS - 98.8%
   (cost $78,232,743)                                                 77,024,278
CASH & OTHER ASSETS, LESS LIABILITIES - 1.2%                             947,067
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $77,971,345
                                                                     ===========

For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $77,208,995.

*    Non-income producing security

(1) Security is a step bond. Rate indicated is rate effective at December 31, 2005.

(2) Variable rate security. Rate indicated is rate effective at December 31, 2005.

(3)  Security is in default.

(4) Security is a 144A Series. The total market value of 144A securities is $9,466,457 (cost $9,554,306), or 12.1% of total net assets.

(5) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $0, or 0.0% of total net assets.

(6) Security is illiquid. The total market value of illiquid securities is $1,179,768 (cost $3,050,146), or 1.5% of total net assets.


                                       118               See accompanying notes.

                                                                        SERIES P
                                                             (HIGH YIELD SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ........................................   $ 77,024,278
Cash ............................................................         10,271
Receivables:
   Fund shares sold .............................................        272,476
   Interest .....................................................      1,404,310
   Dividends ....................................................          8,400
Prepaid expenses ................................................          1,399
                                                                    ------------
Total assets ....................................................     78,721,134
                                                                    ------------
LIABILITIES:
Payable for:
   Fund shares redeemed .........................................         43,326
   Securities purchased .........................................        628,125
   Management fees ..............................................         48,286
   Custodian fees ...............................................          3,600
   Transfer agent and administration fees .......................         12,700
   Professional fees ............................................          8,450
   Director's fees ..............................................            650
   Other ........................................................          4,652
                                                                    ------------
Total liabilities ...............................................        749,789
                                                                    ------------
NET ASSETS ......................................................   $ 77,971,345
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $ 74,277,679
Accumulated undistributed net
   investment income ............................................      5,556,465
Accumulated net realized loss
   on sale of investments .......................................       (654,334)
Net unrealized depreciation in value
   of investments ...............................................     (1,208,465)
                                                                    ------------
Net assets ......................................................   $ 77,971,345
                                                                    ============
Capital shares authorized                                              unlimited
Capital shares outstanding ......................................      4,613,164
Net asset value per share
   (net assets divided by shares outstanding) ...................   $      16.90
                                                                    ============
(1) Investments, at cost ........................................   $ 78,232,743

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends .....................................................   $    89,110
   Interest ......................................................     5,703,355
                                                                     -----------
   Total investment income .......................................     5,792,465
                                                                     -----------
EXPENSES:
   Management fees ...............................................       536,322
   Administration fees ...........................................        81,721
   Custodian fees ................................................        12,718
   Transfer agent/maintenance fees ...............................        25,139
   Directors' fees ...............................................         3,824
   Professional fees .............................................        17,465
   Reports to shareholders .......................................        10,356
   Other expenses ................................................         2,912
                                                                     -----------
   Total expenses ................................................       690,457
                                                                     -----------
   Net investment income .........................................     5,102,008
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on
   Investments ...................................................     1,405,466
                                                                     -----------
   Net realized gain .............................................     1,405,466
                                                                     -----------
Net unrealized depreciation during the year on
   Investments ...................................................    (3,797,233)
                                                                     -----------
   Net unrealized depreciation ...................................    (3,797,233)
                                                                     -----------
   Net realized and unrealized loss ..............................    (2,391,767)
                                                                     -----------
   Net increase in net assets
      resulting from operations ..................................   $ 2,710,241
                                                                     ===========


                                       119               See accompanying notes.

                                                                        SERIES P
Statement of Changes in Net Assets                           (HIGH YIELD SERIES)

                                                                                          YEAR ENDED          YEAR ENDED
                                                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ..........................................................     $  5,102,008        $  4,919,722
   Net realized gain during the period on investments .............................        1,405,466           2,263,634
   Net unrealized appreciation (depreciation) during the period on investments ....       (3,797,233)            279,154
                                                                                        ------------        ------------
   Net increase in net assets resulting from operations ...........................        2,710,241           7,462,510
                                                                                        ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..........................................................               --            (557,357)
                                                                                        ------------        ------------
   Total distributions to shareholders ............................................               --            (557,357)
                                                                                        ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ...................................................       47,469,252          63,392,388
   Distributions reinvested .......................................................               --             557,358
   Cost of shares redeemed ........................................................      (46,523,696)        (75,030,153)
                                                                                        ------------        ------------
   Net increase (decrease) from capital share transactions ........................          945,556         (11,080,407)
                                                                                        ------------        ------------
   Net increase (decrease) in net assets ..........................................        3,655,797          (4,175,254)
                                                                                        ------------        ------------
NET ASSETS:
   Beginning of period ............................................................       74,315,548          78,490,802
                                                                                        ------------        ------------
   End of period ..................................................................     $ 77,971,345        $ 74,315,548
                                                                                        ============        ============
   Accumulated undistributed net investment income at end of year .................     $  5,556,465        $  5,359,745
                                                                                        ============        ============
CAPITAL SHARE ACTIVITY:
   Shares sold ....................................................................        2,888,743           4,186,326
   Shares reinvested ..............................................................               --              36,476
   Shares redeemed ................................................................       (2,840,004)         (4,993,239)
                                                                                        ------------        ------------
   Total capital share activity ...................................................           48,739            (770,437)
                                                                                        ============        ============


                                      120                See accompanying notes.

Financial Highlights
Selected data for each share of capital stock outstanding               SERIES P
throughout each year                                         (HIGH YIELD SERIES)

                                                                       YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------
                                                            2005      2004      2002     2002(C)    2001(B)
                                                          -------   -------   -------   --------   --------
PER SHARE DATA
Net asset value, beginning of period                      $ 16.28   $ 14.71   $ 12.79   $ 13.60    $ 14.25
                                                          -------   -------   -------   -------    -------
Income (loss) from investment operations:
Net investment income                                        1.09      1.12      0.90      0.93       1.26
Net gain (loss) on securities (realized and unrealized)     (0.47)     0.58      1.87     (0.88)     (0.63)
                                                          -------   -------   -------   -------    -------
Total from investment operations                             0.62      1.70      2.77      0.05       0.63
                                                          -------   -------   -------   -------    -------
Less distributions:
Dividends from net investment income                           --     (0.13)    (0.85)    (0.86)     (1.28)
                                                          -------   -------   -------   -------    -------
Total distributions                                            --     (0.13)    (0.85)    (0.86)     (1.28)
                                                          -------   -------   -------   -------    -------
Net asset value, end of period                            $ 16.90   $ 16.28   $ 14.71   $ 12.79    $ 13.60
                                                          =======   =======   =======   =======    =======
TOTAL RETURN(A)                                              3.81%    11.61%    21.71%     0.41%      4.43%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $77,971   $74,316   $78,491   $41,381    $29,384
                                                          -------   -------   -------   -------    -------
Ratios to average net assets:
Net investment income                                        7.13%     7.08%     7.53%     8.12%      8.73%
Total expenses                                               0.97%     0.94%     0.87%     0.88%      0.86%
                                                          -------   -------   -------   -------    -------
Portfolio turnover rate                                        64%       63%       52%       80%        80%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase (decrease) the ratio of net investment income to average net assets from (0.02%) to 0.12%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(c) The financial highlights for Series P exclude the historical financial highlights of Series K. The assets of Series K were acquired by Series P on August 27, 2002.


                                      121                See accompanying notes.

                      This page left blank intentionally.

                                                                        SERIES Q
Manager's Commentary                                    (SMALL CAP VALUE SERIES)
February 15, 2006                                                    (unaudited)

                                                 (WELLS CAPITAL MANAGEMENT LOGO)

                                            Subadvisor, Wells Capital Management

(PHOTO OF I. CHARLES RINALDI)
I. Charles Rinaldi
Portfolio Manager

TO OUR SHAREHOLDERS:

The equity markets got off to a rough start in 2005, but finished the year firmly in positive territory. Series Q of SBL Fund - Small Cap Value Series outperformed the Russell 2000 for the year. The Series returned 14.51% for the year, versus the index's return of 4.55%. Soaring real-estate prices, devastating storms and the rising values of commodities, magnified due to the hurricane effects, marked the year. In the fourth quarter, the economy and corporate profits continued to exhibit solid growth and oil prices eased from all time highs reached earlier in the year. The small-cap value asset class had positive performance during the quarter, but fell short relative to other asset classes. Growth stocks started to creep back into the limelight, while mid and large cap stocks outperformed small cap names.

The materials sector was the main area of positive contribution to the Series performance. The overweighting in materials, as well as superior stock selection within the metals and mining sector added significant value to the Series portfolio. During the quarter, we witnessed a continued rise in the price of commodities, particularly gold and silver. Gold reached multi-decade highs and positively impacted stocks. The team continues to favor metals and mining stocks, as these companies appear to be relatively cheap, exhibit positive cash flows, and have clean balance sheets.

Technology was also an area that contributed positively to performance. Although the portfolio was slightly underweighted relative to the benchmark, good stock selection added value. Electronic equipment and semiconductor names in particular produced exceptional returns during the year. The portfolio is currently underweighted in the semiconductor industry, however we are actively looking for opportunities within this area.

The financial sector produced mixed results. Stock selection within the area enhanced performance, however the portfolio's underweighted exposure negatively impacted relative performance. Insurance and commercial bank holdings were strong during the fourth quarter, which provided alpha to the portfolio. However, a significant underweighting in real estate investment trusts (REITs) and commercial banks relative to the benchmark detracted from performance. The Series' portfolio has remained underweight to financials for some time. Our investment approach, which identifies undervalued stocks, tends not to lead us to these names, especially at current valuations.

The Series' overweighted exposure to the energy sector was the primary area of detraction during the fourth quarter. However, the sector has been a key driver of performance throughout much of the year. Stock selection was weak across the board during the quarter as energy prices declined from highs experienced earlier in the year. Despite short-term disruptions, the team believes energy names will add value as the supply/demand equation for oil and natural gas remains favorable in the long-term.

Looking ahead, the team is somewhat cautious in the near-term about the small-cap value asset class as money flows to growth stocks. However, over the long-term we believe the asset class remains attractive as many small cap names continue to be underfollowed. We will continue working to exploit inefficiencies within the small-cap value asset class, as we believe the current markets reward active managers with strong stock picking abilities. We remain focused on identifying investment opportunities in stocks with quality management and strong fundamentals that we believe are attractively valued.

Sincerely,


I. Charles Rinaldi
Portfolio Manager

                                                                        SERIES Q
Manager's Commentary                                    (SMALL CAP VALUE SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES Q VS. RUSSELL 2000 INDEX

                               (PERFORMANCE GRAPH)

            SERIES Q                                  RUSSELL 2000 INDEX
---------------------------                       -------------------------
      DATE          VALUE                            DATE           VALUE
   ----------     ---------                       ----------      ---------
     5/1/2000     10,000.00   INCEPTION 5/01/00                   10,000.00
    6/30/2000      9,840.00                         06/30/00      10,238.16
    9/30/2000     10,190.00                         09/30/00      10,350.97
   12/31/2000     10,740.00                         12/31/00       9,635.94
    3/31/2001     12,005.22                        3/31/2001       9,012.59
    6/30/2001     13,515.94                        6/30/2001      10,299.91
    9/30/2001     11,169.28                        9/30/2001       8,158.99
   12/31/2001     13,119.68                       12/31/2001       9,878.84
    3/31/2002     14,571.50                        3/31/2002      10,272.70
    6/30/2002     14,220.63                        6/30/2002       9,414.59
    9/30/2002     11,496.21                        9/30/2002       7,400.54
   12/31/2002     12,206.51                       12/31/2002       7,856.86
    3/31/2003     11,402.88                        3/31/2003       7,504.09
    6/30/2003     14,139.57                        6/30/2003       9,261.65
    9/30/2003     15,301.96                        9/30/2003      10,101.77
   12/31/2003     18,419.22                       12/31/2003      11,569.23
    3/31/2004     19,480.19                        3/31/2004      12,293.25
    6/30/2004     19,545.82                        6/30/2004      12,350.75
    9/30/2004     19,869.95                        9/30/2004      11,998.31
   12/31/2004     22,171.96                       12/31/2004      13,688.97
    3/31/2005     22,127.90                        3/31/2005      12,958.31
    6/30/2005     22,260.07                        6/30/2005      13,518.35
    9/30/2005     25,377.14                        9/30/2005      14,153.21
   12/31/2005     25,388.16                       12/31/2005      14,313.47

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series Q (Small Cap Value Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series Q. The Russell 2000 Index is a capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                    4.31%
Consumer Staples                          1.00
Energy                                   26.50
Financials                                4.37
Health Care                               6.97
Industrials                              13.39
Information Technology                    9.49
Materials                                22.15
Telecommunication Services                0.63
Repurchase Agreement                     15.11
Liabilities, less cash & other assets    (3.92)
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

                                               SINCE INCEPTION
PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS       (5-1-00)
-------------------------   ------   -------   ---------------
Series Q                    14.51%    18.78%        17.86%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                      124                See accompanying notes.

                                                                        SERIES Q
Manager's Commentary                                    (SMALL CAP VALUE SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                    BEGINNING         ENDING        EXPENSES
                  ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING
                     07-01-05      12-31-05(1)     PERIOD(2)
                  -------------   -------------   -----------
Series Q (Small Cap Value Series)
   Actual           $1,000.00       $1,138.30        $6.63
   Hypothetical      1,000.00        1,019.00         6.26

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 13.83%.

(2) Expenses are equal to the Series annualized expense ratio (net of earnings credits) of 1.23% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES Q
December 31, 2005                                       (SMALL CAP VALUE SERIES)

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS - 88.4%

ADVERTISING - 1.1%
R.H. Donnelley Corporation*(1)                              25,600   $ 1,577,472
                                                                     -----------
AEROSPACE & DEFENSE - 0.7%
Armor Holdings, Inc.*(1)                                    22,700       968,155
                                                                     -----------
AIR FREIGHT & LOGISTICS - 0.3%
EGL, Inc.*(1)                                               11,500       432,055
                                                                     -----------
AIRLINES - 1.2%
Lan Airlines S.A. ADR                                       47,500     1,780,300
                                                                     -----------
APPAREL RETAIL - 1.3%
Bakers Footwear Group, Inc.*                                17,995       276,763
Foot Locker, Inc.(1)                                        28,865       680,925
Payless ShoeSource, Inc.*(1)                                13,900       348,890
Too, Inc.*                                                  19,800       558,558
                                                                     -----------
                                                                       1,865,136
                                                                     -----------
APPLICATION SOFTWARE - 0.4%
Evans & Sutherland Computer
   Corporation*                                             51,500       252,350
JDA Software Group, Inc.*(1)                                19,270       327,783
                                                                     -----------
                                                                         580,133
                                                                     -----------
AUTOMOBILE MANUFACTURERS - 0.6%
Fleetwood Enterprises, Inc.*(1)                             69,000       852,150
                                                                     -----------
BIOTECHNOLOGY - 2.3%
Applera Corporation - Applied
   Biosystems Group(1)                                      20,300       539,168
CV Therapeutics, Inc.*(1)                                   49,700     1,229,081
Covalent Group, Inc.*                                       58,400       127,312
OraSure Technologies, Inc.*(1)                             164,340     1,449,479
                                                                     -----------
                                                                       3,345,040
                                                                     -----------
BROADCASTING & CABLE TV - 0.4%
Discovery Holding Company*                                  41,100       622,665
                                                                     -----------
BUILDING PRODUCTS - 0.8%
Royal Group Technologies, Ltd.*                            121,000     1,089,000
                                                                     -----------
COMMODITY CHEMICALS - 0.5%
Calgon Carbon Corporation                                  118,650       675,118
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 0.5%
ADC Telecommunications, Inc.*                                    1             6
C-COR, Inc.*                                                39,200       190,512
Nortel Networks Corporation*                               180,400       552,024
                                                                     -----------
                                                                         742,542
                                                                     -----------
COMPUTER HARDWARE - 0.3%
Cray, Inc.*                                                312,560       415,705
                                                                     -----------
COMPUTER STORAGE & PERIPHERALS - 0.6%
QLogic Corporation*                                         27,500       894,025
                                                                     -----------
CONSTRUCTION & ENGINEERING - 3.2%
Chicago Bridge & Iron Company N.V.(1)                      154,300     3,889,903
Matrix Service Company*(1)                                  67,112       660,382
                                                                     -----------
                                                                       4,550,285
                                                                     -----------
CONSTRUCTION MATERIALS - 0.3%
Headwaters, Inc.*                                              300   $    10,632
U.S. Concrete, Inc.*                                        39,510       374,555
                                                                     -----------
                                                                         385,187
                                                                     -----------
DATA PROCESSING & OUTSOURCED SERVICES - 0.8%
Lightbridge, Inc.*                                         138,100     1,144,849
                                                                     -----------
DISTRIBUTORS - 0.6%
Prestige Brands Holdings, Inc.*                             68,990       862,375
                                                                     -----------
DIVERSIFIED CHEMICALS - 0.1%
Ashland, Inc.(1)                                             2,700       156,330
                                                                     -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
Geo Group, Inc.*                                            53,070     1,216,895
Healthcare Services Group, Inc.                             28,012       580,129
                                                                     -----------
                                                                       1,797,024
                                                                     -----------
DIVERSIFIED METALS & MINING - 1.8%
Apex Silver Mines, Ltd.*(1)                                164,400     2,613,960
                                                                     -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
Encore Wire Corporation*(1)                                 35,250       802,290
                                                                     -----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 3.0%
Coherent, Inc.*(1)                                          17,900       531,272
Newport Corporation*                                        11,300       153,002
OSI Systems, Inc.*                                          45,800       842,262
Richardson Electronics, Ltd.                                40,700       295,075
Symbol Technologies, Inc.(1)                               149,300     1,914,026
Vishay Intertechnology, Inc.*(1)                            42,300       582,048
                                                                     -----------
                                                                       4,317,685
                                                                     -----------
ELECTRONIC MANUFACTURING SERVICES - 0.7%
Celestica, Inc.*                                            89,600       946,176
ENVIRONMENTAL & FACILITIES SERVICES - 1.9%
ABM Industries, Inc.                                        60,100     1,174,955
Layne Christensen Company*                                  60,900     1,548,687
                                                                     -----------
                                                                       2,723,642
                                                                     -----------
GOLD - 7.9%
Glamis Gold, Ltd.*(1)                                      134,700     3,701,556
Goldcorp, Inc.(1)                                           85,700     1,909,396
Harmony Gold Mining Company,
   Ltd. ADR*(1)                                            126,200     1,646,910
Meridian Gold, Inc.*(1)                                     54,400     1,189,728
Randgold Resources, Ltd. ADR*(1)                           178,700     2,882,431
                                                                     -----------
                                                                      11,330,021
                                                                     -----------
HEALTH CARE EQUIPMENT - 0.2%
Allied Healthcare Products, Inc.*                           52,600       301,924
                                                                     -----------
HEALTH CARE FACILITIES - 2.1%
Beverly Enterprises, Inc.*                                 199,100     2,323,497
Manor Care, Inc.(1)                                         19,050       757,619
                                                                     -----------
                                                                       3,081,116
                                                                     -----------


                                      126                See accompanying notes.

Schedule of Investments                                                 SERIES Q
December 31, 2005                                       (SMALL CAP VALUE SERIES)

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS (CONTINUED)

HEALTH CARE SERVICES - 2.0%
Cross Country Healthcare, Inc.*                             34,685   $   616,699
Gentiva Health Services, Inc.*                              53,650       790,801
IDX Systems Corporation*                                    31,200     1,370,304
Omnicare, Inc.(1)                                            3,000       171,660
                                                                     -----------
                                                                       2,949,464
                                                                     -----------
HOUSEWARES & SPECIALTIES - 0.1%
Jarden Corporation*(1)                                       6,200       186,930
                                                                     -----------
HUMAN RESOURCE & EMPLOYMENT SERVICES - 1.3%
CDI Corporation                                             15,100       413,740
Kforce, Inc.*                                              113,400     1,265,544
Watson Wyatt & Company Holdings                              8,800       245,520
                                                                     -----------
                                                                       1,924,804
                                                                     -----------
IT CONSULTING & OTHER SERVICES - 0.9%
MPS Group, Inc.*                                            68,575       937,420
Tier Technologies, Inc. (Cl.B)*                             56,425       414,160
                                                                     -----------
                                                                       1,351,580
                                                                     -----------
INDUSTRIAL MACHINERY - 1.8%
Robbins & Myers, Inc.                                       14,300       291,005
Unova, Inc.*(1)                                             69,700     2,355,860
                                                                     -----------
                                                                       2,646,865
                                                                     -----------
INTEGRATED TELECOMMUNICATION SERVICES - 0.6%
Cincinnati Bell, Inc.*                                     260,100       912,951
                                                                     -----------
INTERNET RETAIL - 0.0%
Stamps.com, Inc.*(1)                                         2,200        50,512
                                                                     -----------
INTERNET SOFTWARE & SERVICES - 0.9%
EarthLink, Inc.*(1)                                         47,310       525,614
Net2Phone, Inc.*                                            81,500       166,260
Vignette Corporation*                                       38,080       621,085
                                                                     -----------
                                                                       1,312,959
                                                                     -----------
METAL & GLASS CONTAINERS - 1.3%
Constar International, Inc.*                                44,500       155,750
Intertape Polymer Group, Inc.*                             185,400     1,663,038
                                                                     -----------
                                                                       1,818,788
                                                                     -----------
OIL & GAS DRILLING - 3.8%
Grey Wolf, Inc.*(1)                                        103,900       803,147
Helmerich & Payne, Inc.(1)                                  19,700     1,219,627
Parker Drilling Company*                                    57,200       619,476
Pride International, Inc.*(1)                               49,916     1,534,917
Transocean, Inc.*(1)                                        18,000     1,254,420
                                                                     -----------
                                                                       5,431,587
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 10.7%
BJ Services Company(1)                                      27,600   $ 1,012,092
Global Industries, Ltd.*                                   457,800     5,196,030
Hydril*(1)                                                   4,600       287,960
Input/Output, Inc.*                                        106,150       746,234
Key Energy Services, Inc.*                                 189,050     2,546,504
Newpark Resources, Inc.*                                   196,550     1,499,677
Oceaneering International, Inc.*(1)                         29,500     1,468,510
Petroleum Helicopters, Inc. (Non-Voting)*                   31,070       970,319
Petroleum Helicopters, Inc. (Voting)*                        5,900       182,900
Smith International, Inc.(1)                                15,200       564,072
Willbros Group, Inc.*                                       63,400       915,496
                                                                     -----------
                                                                      15,389,794
                                                                     -----------
OIL & GAS EXPLORATION & PRODUCTION - 11.6%
Forest Oil Corporation*(1)                                  43,800     1,995,966
McMoRan Exploration Company*(1)                             88,385     1,747,371
Newfield Exploration Company*(1)                            17,500       876,225
Noble Energy, Inc.(1)                                       37,900     1,527,370
PetroQuest Energy, Inc.*                                    58,100       481,068
Petrohawk Energy Corporation*(2)                            64,000       846,080
Pioneer Natural Resources Company(1)                        16,900       866,463
Range Resources Corporation(1)                             250,117     6,588,082
Remington Oil & Gas Corporation*(1)                         26,100       952,650
Stone Energy Corporation*(1)                                14,900       678,397
Toreador Resources Corporation*(1)                          10,000       210,700
                                                                     -----------
                                                                      16,770,372
                                                                     -----------
OIL & GAS STORAGE & TRANSPORTATION - 0.3%
El Paso Corporation                                         30,700       373,312
                                                                     -----------
PACKAGED FOODS & MEATS - 1.0%
Del Monte Foods Company*                                   137,660     1,435,794
                                                                     -----------
PAPER PACKAGING - 0.3%
Chesapeake Corporation(1)                                   27,100       460,158
                                                                     -----------
PAPER PRODUCTS - 0.8%
Wausau Paper Corporation                                    97,800     1,158,930
                                                                     -----------
PHARMACEUTICALS - 0.3%
Discovery Partners International*                           96,400       255,460
Martek Biosciences Corporation*(1)                           4,600       113,206
                                                                     -----------
                                                                         368,666
                                                                     -----------
PROPERTY & CASUALTY INSURANCE - 2.9%
Argonaut Group, Inc.*                                       35,300     1,156,781
Donegal Group, Inc.                                         12,639       293,730
EMC Insurance Group, Inc.                                   10,400       207,376
Endurance Specialty Holdings, Ltd.                          28,900     1,036,065
Mercury General Corporation                                 23,000     1,339,060
Nymagic, Inc.                                                5,900       146,261
                                                                     -----------
                                                                       4,179,273
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS - 0.4%
American Financial Realty Trust                             30,000       360,000
Government Properties Trust, Inc.                           30,500       284,565
                                                                     -----------
                                                                         644,565
                                                                     -----------


                                      127                See accompanying notes.

Schedule of Investments                                                 SERIES Q
December 31, 2005                                       (SMALL CAP VALUE SERIES)

                                                          NUMBER       MARKET
                                                        OF SHARES       VALUE
                                                        ---------   ------------
COMMON STOCKS (CONTINUED)

REGIONAL BANKS - 0.6%
Colonial BancGroup, Inc.                                   33,400   $    795,588
                                                                    ------------
REINSURANCE - 0.5%
PXRE Group, Ltd.                                           52,550        681,048
                                                                    ------------
SEMICONDUCTOR EQUIPMENT - 0.6%
Credence Systems Corporation*                             104,200        725,232
Kulicke & Soffa Industries, Inc.*                          10,100         89,284
                                                                    ------------
                                                                         814,516
                                                                    ------------
SEMICONDUCTORS - 0.8%
Stats ChipPAC, Ltd. ADR*                                  138,933        944,744
TriQuint Semiconductor, Inc.*                              49,100        218,495
                                                                    ------------
                                                                       1,163,239
                                                                    ------------
SPECIALTY CHEMICALS - 1.3%
H.B. Fuller Company(1)                                      2,500         80,175
OM Group, Inc.*(1)                                         35,850        672,546
PolyOne Corporation*                                      177,200      1,139,396
                                                                    ------------
                                                                       1,892,117
                                                                    ------------
SPECIALTY STORES - 0.1%
Sharper Image Corporation*(1)                              20,340        198,112
                                                                    ------------
STEEL - 7.7%
Carpenter Technology Corporation(1)                        21,000      1,479,870
GrafTech International, Ltd.*                             231,355      1,439,028
Ipsco, Inc.(1)                                             41,100      3,410,478
Roanoke Electric Steel Corporation                         23,600        556,960
Steel Dynamics, Inc.(1)                                    47,000      1,668,970
United States Steel Corporation(1)                         47,740      2,294,862
Webco Industries, Inc.*                                     4,740        308,100
                                                                    ------------
                                                                      11,158,268
                                                                    ------------
TRUCKING - 0.4%
Covenant Transport, Inc.*                                  41,800        584,364
                                                                    ------------
TOTAL COMMON STOCKS
(cost $95,049,174)                                                   127,506,916
                                                                    ------------
FOREIGN STOCKS - 0.4%

CANADA - 0.4%
Intertape Polymer Group, Inc.*(3)                           3,000         26,761
Quadra Mining, Ltd.*                                       21,100        107,996
Southwestern Resources Corporation*                        13,400        155,728
Trilogy Energy Trust                                       11,500        235,441
                                                                    ------------
                                                                         525,926
                                                                    ------------
TOTAL FOREIGN STOCKS
   (cost $497,714)                                                       525,926
                                                                    ------------
REPURCHASE AGREEMENT - 15.1%

State Street, 1.75%, dated 12-30-05,
   matures 01-03-06; repurchase amount
   $21,784,950 (Collateralized by FNMA,
   2.32%, 04-07-06 with a value of
   $22,219,561)                                       $21,780,715   $ 21,780,715
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (cost $21,780,715)                                                 21,780,715
                                                                    ------------
TOTAL INVESTMENTS - 103.9%
   (cost $117,327,603)                                               149,813,557
LIABILITIES, LESS CASH & OTHER ASSETS - (3.9%)                        (5,647,264)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $144,166,293
                                                                    ============

For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $117,818,131.

*    Non-income producing security

ADR (American Depositary Receipt)

(1)  A portion of this security underlies outstanding written options contracts.

(2) Security is restricted. The total market value of restricted securities is $846,080 (cost $531,531), or 0.6% of total net assets. The acquisition date was November 16, 2004.

(3)  Security is a private placement.


                                       128               See accompanying notes.

Statement of Assets and Liabilities                                     SERIES Q
December 31, 2005                                       (SMALL CAP VALUE SERIES)

ASSETS:
Investments, at value(1) ........................................   $128,032,842
Repurchase agreement, at value(1) ...............................     21,780,715
Cash denominated in a foreign
   currency, at value(2) ........................................         21,707
Receivables:
   Fund shares sold .............................................        361,360
   Securities sold ..............................................        527,902
   Dividends ....................................................         28,569
Prepaid expenses ................................................          2,270
                                                                    ------------
Total assets ....................................................    150,755,365
                                                                    ============
LIABILITIES:
Cash overdraft ..................................................         30,660
Payable for:
   Securities purchased .........................................      3,428,837
   Fund shares redeemed .........................................         47,969
   Written options, at value
      (premiums received, $2,559,077) ...........................      2,915,150
   Management fees ..............................................        121,423
   Custodian fees ...............................................         10,000
   Transfer agent and administration fees .......................         16,018
   Professional fees ............................................         10,175
   Director's fees ..............................................          1,025
   Other ........................................................          7,815
                                                                    ------------
Total liabilities ...............................................      6,589,072
                                                                    ------------
NET ASSETS ......................................................   $144,166,293
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $100,415,534
Accumulated undistributed net realized gain
   on sale of investments, options written
   and foreign currency transactions ............................     11,620,834
Net unrealized appreciation in value of
   investments, options written and
   translation of assets and liabilities
   in foreign currency ..........................................     32,129,925
                                                                    ------------
Net assets ......................................................   $144,166,293
                                                                    ============
Capital shares authorized .......................................      unlimited
Capital shares outstanding ......................................      6,255,125
Net asset value per share
   (net assets divided by shares outstanding) ...................   $      23.05
                                                                    ============
(1)Investments, including repurchase agreement, at cost .........   $117,327,603
(2)Cash denominated in a foreign currency, at cost ..............         21,706

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends ....................................................   $   625,553
   Interest .....................................................       168,560
                                                                    -----------
   Total investment income ......................................       794,113
                                                                    -----------
EXPENSES:
   Management fees ..............................................     1,223,855
   Administration fees ..........................................       121,458
   Custodian fees ...............................................        80,493
   Transfer agent/maintenance fees ..............................        25,126
   Directors' fees ..............................................         6,931
   Professional fees ............................................        18,494
   Reports to shareholders ......................................        18,926
   Other expenses ...............................................         4,322
                                                                    -----------
   Total expenses ...............................................     1,499,605
   Less: Earnings credits applied ...............................          (392)
                                                                    -----------
   Net expenses .................................................     1,499,213
                                                                    -----------
   Net investment loss ..........................................      (705,100)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the year on:
   Investments ..................................................    14,127,315
   Options written ..............................................    (1,472,715)
   Foreign currency transactions ................................          (362)
                                                                    -----------
   Net realized gain ............................................    12,654,238
                                                                    -----------
Net unrealized appreciation (depreciation)
   during the year on:
   Investments ..................................................     5,309,285
   Options written ..............................................      (333,333)
   Translation of assets and liabilities in
      foreign currencies ........................................            63
                                                                    -----------
   Net unrealized appreciation ..................................     4,976,015
                                                                    -----------
   Net realized and unrealized gain .............................    17,630,253
                                                                    -----------
   Net increase in net assets
      resulting from operations .................................   $16,925,153
                                                                    ===========


                                      129                See accompanying notes.

                                                                        SERIES Q
Statement of Changes in Net Assets                      (SMALL CAP VALUE SERIES)

                                               YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2005   DECEMBER 31, 2004
                                           -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
   Net investment loss .................       $   (705,100)       $   (640,814)
   Net realized gain during the
      period on investments, options
      written and foreign currency
      transactions .....................         12,654,238          11,046,391
   Net unrealized appreciation during
      the period on investments,
      options written and translation
      of assets and liabilities in
      foreign currencies ...............          4,976,015           6,832,035
                                               ------------        ------------
   Net increase in net assets
      resulting from operations ........         16,925,153          17,237,612
                                               ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain ...................                 --            (617,424)
                                               ------------        ------------
   Total distributions to
      shareholders .....................                 --            (617,424)
                                               ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ........         66,615,051          62,936,569
   Distributions reinvested ............                 --             617,424
                                               ------------        ------------
   Cost of shares redeemed .............        (51,506,782)        (55,337,957)
   Net increase from capital
                                               ------------        ------------
      share transactions ...............         15,108,269           8,216,036
                                               ------------        ------------
   Net increase in net assets ..........         32,033,422          24,836,224
                                               ------------        ------------
NET ASSETS:
   Beginning of period .................        112,132,871          87,296,647
                                               ------------        ------------
   End of period .......................       $144,166,293        $112,132,871
                                               ============        ============
   Accumulated net investment loss
      at end of year ...................       $         --        $     (1,222)
                                               ============        ============
CAPITAL SHARE ACTIVITY:
   Shares sold .........................          3,141,404           3,550,042
   Shares reinvested ...................                 --              35,444
   Shares redeemed .....................         (2,458,032)         (3,197,603)
                                               ------------        ------------
   Total capital share activity ........            683,372             387,883
                                               ============        ============


                                      130                See accompanying notes.

Financial Highlights
Selected data for each share of capital stock                           SERIES Q
outstanding throughout each period                      (SMALL CAP VALUE SERIES)

                                                                         YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
                                                            2005        2004        2003       2002       2001
                                                          --------    --------    -------    -------    -------
PER SHARE DATA
Net asset value, beginning of period                      $  20.13    $  16.84    $ 11.24    $ 12.79    $ 10.74
                                                          --------    --------    -------    -------    -------
Income (loss) from investment operations:
Net investment income (loss)                                 (0.11)      (0.12)     (0.03)     (0.09)     (0.04)
Net gain (loss) on securities (realized and unrealized)       3.03        3.53       5.73      (0.79)      2.41
                                                          --------    --------    -------    -------    -------
Total from investment operations                              2.92        3.41       5.70      (0.88)      2.37
                                                          --------    --------    -------    -------    -------
Less distributions:
Distributions from realized gains                               --       (0.12)     (0.10)     (0.67)     (0.32)
                                                          --------    --------    -------    -------    -------
Total distributions                                             --       (0.12)     (0.10)     (0.67)     (0.32)
                                                          --------    --------    -------    -------    -------
Net asset value, end of period                            $  23.05    $  20.13    $ 16.84    $ 11.24    $ 12.79
                                                          ========    ========    =======    =======    =======

TOTAL RETURN(a)                                              14.51%      20.37%     50.90%     (6.96%)    22.16%
                                                          --------    --------    -------    -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $144,166    $112,133    $87,297    $50,830    $58,198
                                                          --------    --------    -------    -------    -------
Ratios to average net assets:
Net investment income (loss)                                 (0.58%)     (0.68%)    (0.28%)    (0.59%)    (0.42%)
Total expenses(b)                                             1.22%       1.19%      1.22%      1.22%      1.18%
Net expenses(c)                                               1.22%       1.19%      1.22%      1.22%      1.17%
                                                          --------    --------    -------    -------    -------
Portfolio turnover rate                                         37%         43%        37%        56%        47%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects the expense ratios after custodian earnings credits.


                                      131                See accompanying notes.

                       This page left blank intentionally.

                                                                        SERIES S
Manager's Commentary                                   (SOCIAL AWARENESS SERIES)
February 15, 2006                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

                           (PHOTO OF MARK A. MITCHELL)
                                Mark A. Mitchell
                                Portfolio Manager

TO OUR SHAREHOLDERS:

2005 produced solid returns. SBL S - Social Awareness Series returned 5.00% in the 12-month period ending December 31, 2005, slightly ahead of the benchmark, S&P 500 Index's return of 4.91% and slightly below the Series' peer group median return of 5.42%. For comparison purposes, the DSI 400 Index was up 3.00% for the same period. The performance was driven primarily by strong stock selection offset by not participating in the energy sector's strong performance due to social criteria.

Our approach to managing the Series is based on our investment philosophy described below.

We understand a company's growth potential over the long-term based on our bottom up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long-term, and we take advantage of investor uncertainty and short-term thinking.

Once we determine that companies meet our investment criteria, we review them to ensure they meet our social criteria as well. We employ this philosophy to a universe of value and growth companies.

INDUSTRIAL AND CONSUMER STAPLES STOCKS TOP PERFORMERS

The industrial sector was up over 18% for the Series versus up 2% for the benchmark. Shaw Group, Inc. and J.B. Hunt Transport Services, Inc. (JB Hunt) were the major drivers within the sector. Shaw Group was up 63% as a result of continued worldwide economic growth and the corresponding demand for its infrastructure related services. JB Hunt was up 29%, benefiting from solid trucking demand in a supply constrained industry.

Within consumer staples, CVS Corporation (CVS) and Costco Wholesale Corporation (Costco) were up 18% and 15% respectively. CVS benefited from continued execution in its core drug store business and good progress in the integration of Eckard, an acquisition completed in July 2004. Costco was positively impacted by solid execution within its core business of retail warehouse clubs.

ENERGY AND TECHNOLOGY DISAPPOINTING

The energy sector was up over 47% for the period driven by rapidly increasing commodity prices. Many energy-related companies have environmental concerns that do not meet our social screening criteria. These limitations are not in place in the benchmark (S&P 500), or the core peer group we use for comparison purposes.

Technology, as a sector overall, produced limited returns in 2005. However, there were good performers at the company level. Apple, up 123%, benefited significantly from the excitement around new product launches in its flagship iPod digital music player and notebook computer lines. While we believe Apple is a good company, it does not meet our valuation criteria.

2006 MARKET OUTLOOK

Though we are positive on the equity market for 2006, we do have several near-term concerns. The most significant, in our opinion, is the spending capacity of the U.S. consumer. Above average consumer spending trends have persisted as a result of favorable monetary and fiscal policies. These favorable policy trends are now being reversed. Additionally, higher energy prices will continue to weigh heavily on the consumer as we move through the winter heating season.

We continue to look for opportunities that are long-term in nature and benefit from both an attractive valuation and the ability to improve their fundamental competitive positions.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value(1). We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell
Portfolio Manager

(1) Dollar cost averaging does not assure profits or protect against loss in a declining market.

                                                                        SERIES S
Manager's Commentary                                   (SOCIAL AWARENESS SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES S VS. DOMINI SOCIAL 400 INDEX
AND S&P 500 INDEX

                              (PERFORMANCE GRAPH)

            SERIES S                                    DOMINI SOCIAL 400 INDEX                                  S&P 500 INDEX
----------------------------                       ----------------------------------                        ----------------------
       DATE          VALUE                            DATE                    VALUE                            DATE         VALUE
    ----------     ---------                       ----------               ---------                        --------     ---------
    12/31/1995     10,000.00    INCEPTION 12/31/95                          10,000.00   INCEPTION 12/31/95                10,000.00
     3/31/1996     10,729.80                        3/31/1996               10,515.48                         3/31/96     10,536.35
     6/30/1996     11,527.99                        6/30/1996               11,006.24                         6/30/96     11,008.74
     9/30/1996     12,076.20                        9/30/1996               11,461.94                         9/30/96     11,349.07
    12/31/1996     11,938.54                         12/31/96               12,370.85                        12/31/96     12,295.60
     3/31/1997     11,475.51                          3/31/97               12,792.32                         3/31/97     12,624.86
     6/30/1997     13,252.53                          6/30/97               15,071.78                         6/30/97     14,829.18
     9/30/1997     14,287.38                          9/30/97               16,337.23                         9/30/97     15,941.24
    12/31/1997     14,642.76                         12/31/97               17,103.37                        12/31/97     16,399.53
     3/31/1998     16,596.02                          3/31/98               19,568.32                         3/31/98     18,687.28
     6/30/1998     16,955.18                          6/30/98               20,340.86                         6/30/98     19,304.54
     9/30/1998     15,423.66                          9/30/98               18,388.81                         9/30/98     17,383.58
    12/31/1998     19,245.69                         12/31/98               23,012.82                        12/31/98     21,084.26
     3/31/1999     19,782.72                          3/31/99               24,209.50                         3/31/99     22,137.84
     6/30/1999     21,265.72                          6/30/99               25,852.92                         6/30/99     23,697.99
     9/30/1999     19,945.93                          9/30/99               24,290.88                         9/30/99     22,217.90
    12/31/1999     22,553.04                         12/31/99               28,652.34                        12/31/99     25,523.58
     3/31/2000     23,883.04                          3/31/00               29,567.46                         3/31/00     26,110.20
     6/30/2000     23,093.57                         06/30/00               27,978.68                        06/30/00     25,417.83
     9/30/2000     21,763.58                         09/30/00               26,677.57                        09/30/00     25,171.96
    12/31/2000     19,644.12                         12/31/00               24,555.19                        12/31/00     23,204.17
     3/31/2001     17,199.28                        3/31/2001               21,600.50                       3/31/2001     20,454.31
     6/30/2001     18,066.41                        6/30/2001               22,766.12                       6/30/2001     21,652.06
     9/30/2001     15,088.01                        9/30/2001               19,536.02                       9/30/2001     18,475.85
    12/31/2001     17,071.10                       12/31/2001               21,587.22                      12/31/2001     20,451.30
     3/31/2002     17,090.49                        3/31/2002               21,630.89                       3/31/2002     20,506.88
     6/30/2002     14,695.40                        6/30/2002               19,021.74                       6/30/2002     17,760.15
     9/30/2002     12,353.20                        9/30/2002               15,789.66                       9/30/2002     14,692.83
    12/31/2002     13,327.74                       12/31/2002               17,249.21                      12/31/2002     15,933.73
     3/31/2003     12,971.43                        3/31/2003               16,668.46                       3/31/2003     15,431.91
     6/30/2003     14,783.33                        6/30/2003               19,231.98                       6/30/2003     17,807.35
     9/30/2003     15,147.23                        9/30/2003               19,891.84                       9/30/2003     18,278.64
    12/31/2003     16,522.32                       12/31/2003               22,161.39                      12/31/2003     20,504.32
     3/31/1994     16,636.53                        3/31/2004               22,622.12                       3/31/2004     20,852.16
     6/30/2004     16,887.79                        6/30/2004               23,141.47                       6/30/2004     21,209.61
     9/30/2004     16,073.74                        9/30/2004               22,327.22                       9/30/2004     20,811.97
    12/31/2004     17,376.40                       12/31/2004               24,445.53                      12/31/2004     22,733.70
     3/31/2005     16,622.23                        3/31/2005               23,321.01                       3/31/2005     22,243.95
     6/30/2005     17,025.97                        6/30/2005               23,688.13                       6/30/2005     22,546.75
     9/30/2005     17,574.46                        9/30/2005               24,489.72                       9/30/2005     23,360.38
    12/31/2005     18,244.84                       12/31/2005               25,177.10                      12/31/2005     23,845.69

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series S (Social Awareness Series) on December 31, 1995 and reflects the fees and expenses of Series S. Series S is changing its benchmark index to the S&P 500 because, among other reasons, the Domini Social 400 is not as widely utilized and reported an index as the S&P 500, performance attribution analysis of the Domini Social 400 is no longer available to the Series and the change to the S&P 500 allows shareholders to compare the Series' performance to that of a broader measure of the stock market's overall performance as compared to the Domini 400. The Domini Social Index, modeled on the S&P 500 Index, is a socially screened capitalization weighted index of 400 common stocks. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS   10 YEARS
-------------------------   ------   -------   --------
Series S                     5.00%   (1.47%)     6.15%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   15.50%
Consumer Staples                         10.68
Energy                                    3.21
Financials                               11.33
Health Care                              21.37
Industrials                              13.99
Information Technology                   18.70
Materials                                 2.18
Telecommunication Services                1.96
Repurchase Agreement                      0.49
Cash & other assets, less liabilities     0.59
Total net assets                        100.00%
                                        ======


                                       134               See accompanying notes.

                                                                        SERIES S
Manager's Commentary                                   (SOCIAL AWARENESS SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                                        BEGINNING         ENDING      EXPENSES PAID
                                      ACCOUNT VALUE   ACCOUNT VALUE       DURING
                                         07-01-05      12-31-05(1)      PERIOD(2)
                                      -------------   -------------   -------------
Series S (Social Awareness Series)
   Actual                               $1,000.00       $1,066.80         $4.74
   Hypothetical                          1,000.00        1,020.62          4.63

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 6.68%.

(2) Expenses are equal to the Series annualized expense ratio 0.91% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES S
December 31, 2005                                      (SOCIAL AWARENESS SERIES)

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS - 98.9%
AIR FREIGHT & LOGISTICS - 3.9%
FedEx Corporation                                           36,300   $ 3,753,057
                                                                     -----------
BIOTECHNOLOGY - 2.1%
Amgen, Inc.*                                                24,950     1,967,557
                                                                     -----------
BROADCASTING & CABLE TV - 4.5%
Comcast Corporation*                                        21,507       558,322
Univision Communications, Inc.*                            127,600     3,750,164
                                                                     -----------
                                                                       4,308,486
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 5.2%
ADC Telecommunications, Inc.*                              102,285     2,285,047
Cisco Systems, Inc.*                                       155,000     2,653,600
                                                                     -----------
                                                                       4,938,647
                                                                     -----------
CONSTRUCTION & ENGINEERING - 3.2%
Shaw Group, Inc.*                                          105,800     3,077,722
                                                                     -----------
CONSUMER FINANCE - 2.5%
American Express Company                                    46,300     2,382,598
                                                                     -----------
DATA PROCESSING & OUTSOURCED SERVICES - 2.8%
First Data Corporation                                      61,200     2,632,212
                                                                     -----------
DRUG RETAIL - 3.1%
CVS Corporation                                            111,200     2,937,904
                                                                     -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.8%
Power-One, Inc.*                                           285,400     1,718,108
                                                                     -----------
GENERAL MERCHANDISE STORES - 1.5%
Target Corporation                                          25,500     1,401,735
                                                                     -----------
HEALTH CARE EQUIPMENT - 8.9%
Fisher Scientific International, Inc.*                      30,500     1,886,730
Medtronic, Inc.                                             64,500     3,713,265
Zimmer Holdings, Inc.*                                      42,900     2,893,176
                                                                     -----------
                                                                       8,493,171
                                                                     -----------
HEALTH CARE SERVICES - 2.9%
Covance, Inc.*                                              56,900     2,762,495
                                                                     -----------
HOME IMPROVEMENT RETAIL - 3.4%
Home Depot, Inc.                                            79,500     3,218,160
                                                                     -----------
HYPERMARKETS & SUPERCENTERS - 2.7%
Costco Wholesale Corporation                                51,400     2,542,758
                                                                     -----------
INDUSTRIAL GASES - 2.2%
Praxair, Inc.                                               39,200     2,076,032
                                                                     -----------
IT CONSULTING & OTHER SERVICES - 1.9%
Unisys Corporation*                                        307,900     1,795,057
                                                                     -----------
MANAGED HEALTH CARE - 4.7%
UnitedHealth Group, Inc.                                    36,200     2,249,468
WellPoint, Inc.*                                            28,100     2,242,099
                                                                     -----------
                                                                       4,491,567
                                                                     -----------
MOVIES & ENTERTAINMENT - 6.1%
Time Warner, Inc.                                          167,500   $ 2,921,200
Viacom, Inc. (Cl.B)                                         88,700     2,891,620
                                                                     -----------
                                                                       5,812,820
                                                                     -----------
MULTI-LINE INSURANCE - 4.9%
American International Group, Inc.                          67,899     4,632,749
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 1.8%
BJ Services Company                                         48,000     1,760,160
                                                                     -----------
OIL & GAS STORAGE & TRANSPORTATION - 1.4%
Williams Companies, Inc.                                    55,800     1,292,886
                                                                     -----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 3.9%
First Marblehead Corporation                                66,000     2,168,760
JP Morgan Chase & Company                                   40,000     1,587,600
                                                                     -----------
                                                                       3,756,360
                                                                     -----------
PHARMACEUTICALS - 2.7%
Johnson & Johnson                                           43,364     2,606,176
                                                                     -----------
SEMICONDUCTORS - 4.9%
Analog Devices, Inc.                                        48,900     1,754,043
Intel Corporation                                          115,400     2,880,384
                                                                     -----------
                                                                       4,634,427
                                                                     -----------
SOFT DRINKS - 4.9%
Coca-Cola Company                                           56,050     2,259,375
PepsiCo, Inc.                                               41,000     2,422,280
                                                                     -----------
                                                                       4,681,655
                                                                     -----------
SYSTEMS SOFTWARE - 4.0%
Microsoft Corporation                                      144,600     3,781,290
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS - 2.1%
W.W. Grainger, Inc.                                         28,000     1,990,800
                                                                     -----------
TRUCKING - 2.9%
J.B. Hunt Transport Services, Inc.                         122,000     2,762,080
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICE - 2.0%
Sprint Nextel Corporation                                   80,000     1,868,800
                                                                     -----------
TOTAL COMMON STOCKS
   (cost $90,385,854)                                                 94,077,469
                                                                     -----------


                                       136               See accompanying notes.

Schedule of Investments                                                 SERIES S
December 31, 2005                                      (SOCIAL AWARENESS SERIES)

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ---------   -----------
REPURCHASE AGREEMENT - 0.5%
United Missouri Bank, 3.78%, dated 12-30-05,
matures 01-03-06; repurchase amount of
$462,194 (Collateralized by U.S. Treasury
Notes, 01-31-06 with a value of
$471,929)                                                 $462,000   $   462,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
   (cost $462,000)                                                       462,000
                                                                     -----------
TOTAL INVESTMENTS - 99.4%
   (cost $90,847,854)                                                 94,539,469
CASH AND OTHER ASSETS, LESS LIABILITIES - 0.6%                           572,872
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $95,112,341
                                                                     ===========

The identified cost of investments owned at December 31, 2005 was the same for federal income tax and financial statement purposes.

*    Non-income producing security


                                       137               See accompanying notes.

Statement of Assets and Liabilities                                     SERIES S
December 31, 2005                                      (SOCIAL AWARENESS SERIES)

ASSETS:
Investments, at value(1) ............................................   $94,539,469
Cash ................................................................         2,196
Receivables:
Fund shares sold ....................................................       712,493
Dividends ...........................................................        25,845
Prepaid expenses ....................................................         1,853
                                                                        -----------
Total assets ........................................................    95,281,856
                                                                        -----------
LIABILITIES:
Payable for:
Fund shares redeemed ................................................        81,074
Management fees .....................................................        61,606
Custodian fees ......................................................         1,950
Transfer agent and administration fees ..............................        10,022
Professional fees ...................................................         8,603
Director's fees .....................................................         1,100
Other ...............................................................         5,160
                                                                        -----------
Total liabilities ...................................................       169,515
                                                                        -----------
NET ASSETS ..........................................................   $95,112,341
                                                                        ===========
NET ASSETS CONSIST OF:
Paid in capital .....................................................   $87,999,633
Accumulated undistributed net investment income .....................       280,972
Accumulated undistributed net realized gain on sale of investments ..     3,140,121
Net unrealized appreciation in value of investments .................     3,691,615
                                                                        -----------
Net assets ..........................................................   $95,112,341
                                                                        ===========
Capital shares authorized ...........................................     unlimited
Capital shares outstanding ..........................................     3,971,056
Net asset value per share
   (net assets divided by shares outstanding) .......................   $     23.95
                                                                        ===========

(1) Investments, at cost ............................................   $90,847,854

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
Dividends ........................................................   $1,034,497
Interest .........................................................      144,565
                                                                     ----------
Total investment income ..........................................    1,179,062
                                                                     ----------
EXPENSES:
Management fees ..................................................      737,342
Administration fees ..............................................       89,457
Custodian fees ...................................................        8,066
Transfer agent/maintenance fees ..................................       25,205
Directors' fees ..................................................        5,245
Professional fees ................................................       16,766
Reports to shareholders ..........................................       10,864
Other expenses ...................................................        5,145
                                                                     ----------
Total expenses ...................................................      898,090
                                                                     ----------
Net investment income ............................................      280,972
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on
   Investments ...................................................    4,449,728
                                                                     ----------
   Net realized gain .............................................    4,449,728
                                                                     ----------
Net unrealized depreciation during the year on Investments .......     (363,949)
                                                                     ----------
Net unrealized depreciation ......................................     (363,949)
                                                                     ----------
Net realized and unrealized gain .................................    4,085,779
                                                                     ----------
Net increase in net assets resulting from operations .............   $4,366,751
                                                                     ==========


                                       138               See accompanying notes.

                                                                        SERIES S
Statement of Changes in Net Assets                     (SOCIAL AWARENESS SERIES)

                                                                           YEAR ENDED          YEAR ENDED
                                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                       -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ...........................................     $    280,972        $  1,098,477
   Net realized gain during the period on investments ..............        4,449,728           6,395,190
   Net unrealized depreciation during the period on investments ....         (363,949)         (2,086,141)
                                                                         ------------        ------------
   Net increase in net assets resulting from operations ............        4,366,751           5,407,526
                                                                         ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................................               --             (55,978)
                                                                         ------------        ------------
   Total distributions to shareholders .............................               --             (55,978)
                                                                         ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ....................................        9,742,999          13,188,684
   Distributions reinvested ........................................               --              55,978
   Cost of shares redeemed .........................................      (27,852,550)        (28,190,885)
                                                                         ------------        ------------
   Net decrease from capital share transactions ....................      (18,109,551)        (14,946,223)
                                                                         ------------        ------------
   Net decrease in net assets ......................................      (13,742,800)         (9,594,675)
                                                                         ------------        ------------

NET ASSETS:
   Beginning of period .............................................      108,855,141         118,449,816
                                                                         ------------        ------------
   End of period ...................................................     $ 95,112,341        $108,855,141
                                                                         ============        ============

   Accumulated undistributed net investment income at end of year ..     $    280,972        $  1,093,613
                                                                         ============        ============

CAPITAL SHARE ACTIVITY:
   Shares sold .....................................................          428,029             606,902
   Shares reinvested ...............................................               --               2,616
   Shares redeemed .................................................       (1,228,342)         (1,296,096)
                                                                         ------------        ------------
   Total capital share activity ....................................         (800,313)           (686,578)
                                                                         ============        ============


                                       139               See accompanying notes.

Financial Highlights
Selected data for each share of capital                                 SERIES S
stock outstanding throughout each year                 (SOCIAL AWARENESS SERIES)

                                                                         YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------
                                                            2005      2004       2003       2002        2001
                                                          -------   --------   --------   --------    --------
PER SHARE DATA
Net asset value, beginning of period                      $ 22.81   $  21.70   $  17.58   $  22.64    $  27.62
                                                          -------   --------   --------   --------    --------
Income (loss) from investment operations:
Net investment income                                        0.12       0.23       0.10       0.06        0.04
Net gain (loss) on securities (realized and unrealized)      1.02       0.89       4.11      (5.01)      (3.55)
                                                          -------   --------   --------   --------    --------
Total from investment operations                             1.14       1.12       4.21      (4.95)      (3.51)
                                                          -------   --------   --------   --------    --------
Less distributions:
Dividends from net investment income                           --      (0.01)     (0.09)     (0.11)         --
Distributions from realized gains                              --         --         --         --       (0.53)
Distributions in excess of capital gains                       --         --         --         --       (0.94)
                                                          -------   --------   --------   --------    --------
Total distributions                                            --      (0.01)     (0.09)     (0.11)      (1.47)
                                                          -------   --------   --------   --------    --------
Net asset value, end of period                            $ 23.95   $  22.81   $  21.70   $  17.58    $  22.64
                                                          =======   ========   ========   ========    ========

TOTAL RETURN(A)                                              5.00%      5.17%     23.97%    (21.93%)    (13.10%)
                                                          -------   --------   --------   --------    --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $95,112   $108,855   $118,450   $108,658    $158,686
                                                          -------   --------   --------   --------    --------
Ratios to average net assets:
Net investment income                                        0.29%      0.97%      0.50%      0.29%       0.17%
Total expenses                                               0.91%      0.89%      0.83%      0.83%       0.83%
                                                          -------   --------   --------   --------    --------
Portfolio turnover rate                                        47%        24%        19%         5%         10%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.


                                       140               See accompanying notes.

                                                                        SERIES V
Manager's Commentary                                      (MID CAP VALUE SERIES)
February 15, 2006                                                    (unaudited)

                                                    (SECURITY BENEFIT (SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

                           (PHOTO OF JAMES P. SCHIER)
                                 James P.Schier
                                Portfolio Manager

TO OUR SHAREHOLDERS:

Series V of SBL Fund - Mid Cap Value Series returned 16.21% in the 12-month period that ended December 31, 2005, beating the benchmark Russell 2500 Value Index's return of 7.74% and out James P.Schier performing the Series' peer group median return of 9.40%. Strong stock selection and sector positioning drove excellent results in 2005.

Our approach with Series V is to seek appreciable securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over 3-5 years to capture the better part of the improvements in profitability. We are focused on investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity. For this Series, we target securities generally priced at or below a market multiple that are able to increase their return on capital over time.

INDUSTRIALS, ENERGY AND FINANCIALS LED GAINS

For the Series, the industrial sector was the largest contributor to results, gaining 40% vs. 9.8% for the benchmark. Energy infrastructure names such as McDermott International, Inc. and Shaw Group, Inc. were the biggest contributors gaining 142%, and 63% respectively. McDermott's marine construction business received renewed interest after Hurricane Katrina and progress on asbestos liability litigation prompted strong interest in the name. Shaw Group experienced rapid backlog growth in utility base load construction and refinery projects.

The energy sector was also a big contributor. Arch Coal gained 125%. The stock rallied in sympathy with a robust coal market. Prior to this year, coal lagged the appreciation of other fossil fuels. In addition, efforts to make coal generation a cleaner source appear to be gaining traction in the market. This feature serves to boost its attractiveness as a fuel.

Good stock selection in financials also benefited the Series as stocks in this sector rose 17% vs. 5.5% for the benchmark. W.R. Berkley Corporation, a specialty property and casualty insurer, gained 52%. The company reported improving financial metrics despite a difficult catastrophe year for the industry. United Rentals, Inc. gained 27% and First Marblehead Corporation gained 23%. Both were hurt by short term events that were eventually sorted out by the market.

TECHNOLOGY AND HEALTHCARE LAG

During 2005 stock selection in technology was difficult. The Series' holdings in this sector declined 14%. The fiber optic component supplier Avanex Corporation fell 58% as restructuring costs and cash burn fears were compounded with a slower than expected up tick in its business. Merix Corporation, Inc. declined 37% as the market questioned its purchase of a high volume Asian circuit board manufacturer.

Health care also provided turbulence. Hooper Holmes, Inc. declined 56% as the porta-medic business continues to languish. The company also experienced a lack of progress in a promised diversification effort. Hooper continues to have a strong business position in its niche and generates free cash flow. The Series continues to patiently hold this issue.

OUTLOOK FOR 2006

The stock market has been surprisingly buoyant the past year given rising energy prices and restrictive Federal Reserve Bank policies. Logic would tend to suggest that an unusually conservative positioning would be prudent. However, companies with high earnings stability and visibility currently have high valuations suggesting that the market has already priced in this outlook. In addition, the out-performance of value stocks over the last few years may also reflect this conservative tendency in the market. Given this view, the Series plans to continue to under-weight the traditionally stable sectors such as finance, consumer discretionary, and consumer staples. With the sizable move in the energy sector, the Series has been trimming exposure slightly.

At present, we are finding that the most compelling opportunities lie in the industrial and technology sectors of the market. Specifically, we like companies in the water, wastewater, telecomm equipment and highway development industries. In addition, many of the new commitments have also tended to the larger end of our market capitalization spectrum.

On behalf of the Series, thank you for trusting your investment with us. We are excited to see what opportunities present themselves over 2006.

Sincerely,


James P. Schier
Senior Portfolio Manager

                                                                        SERIES V
Manager's Commentary                                      (MID CAP VALUE SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES V VS. S&P MIDCAP 400/BARRA VALUE
INDEX AND RUSSELL 2500 VALUE INDEX

                              (PERFORMANCE GRAPH)

            SERIES V                     S&P MIDCAP 400/BARRA VALUE       RUSSELL 2500 VALUE INDEX
-----------------------------------     ----------------------------    ----------------------------
      DATE             VALUE                DATE             VALUE           DATE           VALUE
   ----------        ---------           ----------       ---------       ----------      ---------
   05/01/1997        10,000.00           05/01/1997       10,000.00       05/01/1997      10,000.00
   06/30/1997        11,140.00           06/30/1997       10,925.23       06/30/1997      11,200.83
   09/30/1997        13,030.00           09/30/1997       12,471.40       09/30/1997      12,594.49
   12/31/1997        13,130.00           12/31/1997       13,146.38       12/31/1997      12,952.70
   03/31/1998        15,081.94           03/31/1998       14,440.15       03/31/1998      14,188.46
   06/30/1998        14,980.18           06/30/1998       13,842.25       06/30/1998      13,681.09
   09/30/1998        12,731.11           09/30/1998       11,932.74       09/30/1998      11,427.77
   12/31/1998        15,307.87           12/31/1998       13,761.77       12/31/1998      12,705.04
   03/31/1999        15,014.23           03/31/1999       12,653.42       03/31/1999      11,687.40
   06/30/1999        18,300.24           06/30/1999       14,543.13       06/30/1999      13,558.89
   09/30/1999        17,243.65           09/30/1999       13,126.61       09/30/1999      12,386.34
   12/31/1999        18,197.58           12/31/1999       14,081.67       12/31/1999      12,892.04
   03/31/2000        20,666.70           03/31/2000       14,964.64       03/31/2000      13,494.60
   06/30/2000        20,982.14           06/30/2000       14,567.38       06/30/2000      13,413.75
   09/30/2000        23,284.95           09/30/2000       16,467.23       09/30/2000      14,336.43
   12/31/2000        24,349.34           12/31/2000       18,001.12       12/31/2000      15,571.76
   03/31/2001        25,261.25           03/31/2001       17,381.57       03/31/2001      15,264.14
   06/30/2001        27,726.32           06/30/2001       19,360.83       06/30/2001      16,787.57
   09/30/2001        22,346.93           09/30/2001       16,839.62       09/30/2001      14,698.15
   12/31/2001        27,058.22           12/31/2001       19,286.99       12/31/2001      17,088.66
   03/31/2002        29,753.75           03/31/2002       21,200.92       03/31/2002      18,542.23
   06/30/2002        27,475.48           06/30/2002       19,956.18       06/30/2002      17,895.20
   09/30/2002        21,210.22           09/30/2002       16,268.59       09/30/2002      14,608.72
   12/31/2002        23,250.58           12/31/2002       17,337.54       12/31/2002      15,401.82
   03/31/2003        22,690.47           03/31/2003       16,331.37       03/31/2003      14,666.86
   06/30/2003        29,025.88           06/30/2003       19,462.62       06/30/2003      17,788.08
   09/30/2003        31,403.05           09/30/2003       20,862.99       09/30/2003      19,169.13
   12/31/2003        35,868.72           12/31/2003       24,304.45       12/31/2003      22,319.49
   03/31/2004        38,717.46           03/31/2004       25,648.25       03/31/2004      23,698.49
   06/30/2004        39,679.70           06/30/2004       25,951.24       06/30/2004      23,817.52
   09/30/2004        39,443.98           09/30/2004       25,748.69       09/30/2004      23,877.08
   12/31/2004        45,542.23           12/31/2004       28,901.11       12/31/2004      27,134.02
   03/31/2005        45,399.51           03/31/2005       28,696.21       03/31/2005      26,556.13
   06/30/2005        46,645.11           06/30/2005       30,091.66       06/30/2005      27,969.20
   09/30/2005        50,836.03           09/30/2005       31,719.04       09/30/2005      28,963.85
   12/31/2005        52,925.00           12/31/2005       32,253.55       12/31/2005      29,232.64

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series V (Mid Cap Value Series) on May 1, 1997 (date of inception) and reflects the fees and expenses of Series V. Series V changed its benchmark index to the Russell 2500 Value Index. The Investment Adviser has determined that the Russell 2500 Value Index is a more appropriate index than the S&P MidCap 400/Barra Value Index, which is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a price-to-book value calculation, because the Russell 2500 Value Index more closely reflects the types of securities in which the Series invests and thus provides shareholders with a more appropriate benchmark against which to compare the Series' performance. The S&P MidCap 400/Barra Value Index, which is created by Standard & Poor's and Barra by dividing the S&P MidCap 400 Index equally between growth and value based upon a price-to-book value calculation. The Russell 2500 Value Index is an unmanaged index that measures the performance of Securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

AVERAGE ANNUAL RETURNS

                                               SINCE INCEPTION
PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS       (5-1-97)
-------------------------   ------   -------   ---------------
Series V                    16.21%    16.80%        21.19%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                    3.12%
Consumer Staples                          5.55
Energy                                   10.59
Financials                               13.18
Health Care                               4.38
Industrials                              30.85
Information Technology                   15.53
Materials                                 5.63
Telecommunication Services                0.71
Utilities                                 5.37
Commercial Paper                          2.77
Asset Backed Securities                   2.05
Repurchase Agreement                      0.17
Cash & other assets, less liabilities     0.10
Total net assets                        100.00%
                                        ======


                                       142               See accompanying notes.

                                                                        SERIES V
Manager's Commentary                                      (MID CAP VALUE SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                                    BEGINNING         ENDING      EXPENSES PAID
                                  ACCOUNT VALUE   ACCOUNT VALUE       DURING
                                     07-01-05      12-31-05(1)      PERIOD(2)
                                  -------------   -------------   -------------
Series V (Mid Cap Value Series)
   Actual                           $1,000.00       $1,132.10         $4.89
   Hypothetical                      1,000.00        1,020.62          4.63

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 13.21%.

(2) Expenses are equal to the Series annualized expense ratio 0.91% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES V
December 31, 2005                                         (MID CAP VALUE SERIES)

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                          NUMBER        MARKET
                                                         OF SHARES      VALUE
                                                        ----------   -----------
CONVERTIBLE BOND - 0.4%
PHARMACEUTICALS - 0.4%
Ligand Pharmaceuticals, Inc.,
   6.00% - 2007                                         $  850,000   $ 1,535,313
                                                                     -----------
TOTAL CONVERTIBLE BOND
   (cost $850,000)                                                     1,535,313
                                                                     -----------
PREFERRED STOCKS - 0.4%

DIVERSIFIED METALS & MINING - 0.2%
Arch Coal, Inc.                                              5,200       996,450
                                                                     -----------
ENVIRONMENTAL & FACILITIES SERVICES - 0.2%
ThermoEnergy Corporation PIPE(2,3,4)                     1,130,000       640,710
                                                                     -----------
TOTAL PREFERRED STOCKS
   (cost $1,326,215)                                                   1,637,160
                                                                     -----------
COMMON STOCKS - 94.0%

AEROSPACE & DEFENSE - 2.1%
Curtiss-Wright Corporation                                  54,000     2,948,400
Orbital Sciences Corporation*                              402,500     5,168,100
                                                                     -----------
                                                                       8,116,500
                                                                     -----------
AGRICULTURAL PRODUCTS - 2.4%
Archer-Daniels-Midland Company                             200,000     4,932,000
Corn Products International, Inc.                          174,000     4,156,860
                                                                     -----------
                                                                       9,088,860
                                                                     -----------
AIR FREIGHT & LOGISTICS - 0.3%
AirNet Systems, Inc.*                                      182,000       620,620
Stonepath Group, Inc.*                                     520,000       379,600
                                                                     -----------
                                                                       1,000,220
                                                                     -----------
APPAREL, ACCESSORIES & LUXURY GOODS - 0.5%
Kellwood Company                                            83,400     1,991,592
                                                                     -----------
APPLICATION SOFTWARE - 1.1%
Epiq Systems, Inc.*                                        139,300     2,582,622
Plato Learning, Inc.*                                      200,000     1,588,000
                                                                     -----------
                                                                       4,170,622
                                                                     -----------
BUILDING PRODUCTS - 0.1%
Aaon, Inc.*                                                 14,150       253,568
                                                                     -----------
COAL & CONSUMABLE FUELS - 3.8%
Arch Coal, Inc.                                            125,000     9,937,500
Consol Energy, Inc.                                         40,100     2,613,718
Hydrogen Corporation*(3)                                   354,505     2,215,656
                                                                     -----------
                                                                      14,766,874
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 4.3%
3Com Corporation*                                        2,100,000     7,560,000
Avanex Corporation*                                      2,691,000     3,686,670
Dycom Industries, Inc.*                                    142,000     3,124,000
Oplink Communications, Inc.*                               148,571     2,154,279
                                                                     -----------
                                                                      16,524,949
                                                                     -----------
COMPUTER STORAGE & PERIPHERALS - 1.2%
Hutchinson Technology, Inc.*                               160,000   $ 4,552,000
                                                                     -----------
CONSTRUCTION & ENGINEERING - 14.5%
Granite Construction, Inc.                                  56,700     2,036,097
Insituform Technologies, Inc.*                             132,100     2,558,777
MasTec, Inc.*(1)                                           446,400     4,673,808
McDermott International, Inc.*                             332,000    14,810,520
Quanta Services, Inc.*                                     663,700     8,740,929
Shaw Group, Inc.*(1)                                       790,000    22,981,100
                                                                     -----------
                                                                      55,801,231
                                                                     -----------
DATA PROCESSING & OUTSOURCED SERVICES - 2.2%
Computer Sciences Corporation*                             165,000     8,355,600
                                                                     -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 1.9%
FTI Consulting, Inc.*                                      267,000     7,326,480
                                                                     -----------
DIVERSIFIED METALS & MINING - 3.0%
Inco, Ltd.*(1)                                             154,900     6,748,993
Usec, Inc.                                                 413,100     4,936,545
                                                                     -----------
                                                                      11,685,538
                                                                     -----------
ELECTRIC UTILITIES - 4.9%
Cinergy Corporation(1)                                      56,500     2,398,990
KFx, Inc.*                                                 958,000    16,391,380
                                                                     -----------
                                                                      18,790,370
                                                                     -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 2.7%
Electric City Corporation*(3)                            1,200,000       720,000
Power-One, Inc.*                                           925,000     5,568,500
Thomas & Betts Corporation*                                100,000     4,196,000
                                                                     -----------
                                                                      10,484,500
                                                                     -----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 2.9%
Maxwell Technologies, Inc.*(3)                             343,200     4,863,144
Merix Corporation*                                         611,400     4,420,422
Powell Industries, Inc.*                                   101,700     1,826,532
                                                                     -----------
                                                                      11,110,098
                                                                     -----------
GAS UTILITIES - 0.5%
Southern Union Company*                                     78,000     1,843,140
                                                                     -----------
HEALTH CARE EQUIPMENT - 0.3%
HealthTronics, Inc.*                                       145,400     1,112,310
                                                                     -----------
HEALTH CARE FACILITIES - 2.4%
Community Health Systems, Inc.*                             90,000     3,450,600
Triad Hospitals, Inc.*                                      60,000     2,353,800
Universal Health Services, Inc. (Cl.B.)                     70,000     3,271,800
                                                                     -----------
                                                                       9,076,200
                                                                     -----------
HEALTH CARE SERVICES - 0.9%
Hooper Holmes, Inc.                                        807,700     2,059,635
NDCHealth Corporation*(1)                                   66,000     1,269,180
                                                                     -----------
                                                                       3,328,815
                                                                     -----------


                                       144               See accompanying notes.

Schedule of Investments                                                 SERIES V
December 31, 2005                                         (MID CAP VALUE SERIES)

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS (CONTINUED)
HOUSEWARES & SPECIALTIES - 0.4%
Newell Rubbermaid, Inc.                                     62,000   $ 1,474,360
                                                                     -----------
INDUSTRIAL CONGLOMERATES - 0.8%
Alleghany Corporation*                                      10,716     3,043,344
                                                                     -----------
INDUSTRIAL MACHINERY - 0.6%
Capstone Turbine Corporation*                              105,100       314,249
Quixote Corporation                                         97,200     1,924,560
                                                                     -----------
                                                                       2,238,809
                                                                     -----------
INSURANCE BROKERS - 0.3%
Hub International, Ltd.                                     45,700     1,179,060
                                                                     -----------
INTEGRATED OIL & GAS - 2.0%
Murphy Oil Corporation                                     144,000     7,774,560
                                                                     -----------
INTEGRATED TELECOMMUNICATION SERVICE - 0.3%
Global Crossing, Ltd.*                                      75,000     1,202,250
                                                                     -----------
IT CONSULTING & OTHER SERVICES - 0.3%
Keane, Inc.*                                               100,000     1,101,000
                                                                     -----------
MARINE - 1.9%
Double Hull Tankers, Inc.*                                 369,300     4,863,681
Frontline, Ltd.                                             60,700     2,301,744
                                                                     -----------
                                                                       7,165,425
                                                                     -----------
MULTI-LINE INSURANCE - 1.3%
American Financial Group, Inc.(1)                          132,000     5,056,920
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 1.3%
Key Energy Services, Inc.*                                 382,000     5,145,540
                                                                     -----------
OIL & GAS STORAGE & TRANSPORTATION - 3.1%
Williams Companies, Inc.                                   520,000    12,048,400
                                                                     -----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 1.6%
First Marblehead Corporation                               192,200     6,315,692
                                                                     -----------
PACKAGED FOODS & MEATS - 3.2%
Hain Celestial Group, Inc.*                                 75,000     1,587,000
Hormel Foods Corporation(1)                                185,000     6,045,800
Tyson Foods, Inc.                                          270,000     4,617,000
                                                                     -----------
                                                                      12,249,800
                                                                     -----------
PAPER PACKAGING - 1.7%
Bemis Company, Inc.                                        100,000     2,786,000
Sonoco Products Company                                    125,000     3,675,000
                                                                     -----------
                                                                       6,461,000
                                                                     -----------
PHARMACEUTICALS - 0.5%
Hollis-Eden Pharmaceuticals, Inc.*                         193,803       938,007
Ligand Pharmaceuticals, Inc. (Cl. B)*                       77,600       866,016
                                                                     -----------
                                                                       1,804,023
                                                                     -----------
PROPERTY & CASUALTY INSURANCE - 4.6%
First American Corporation                                 160,000     7,248,000
North Pointe Holdings Corporation*                         165,700     2,546,809
United America Indemnity, Ltd.*                             83,000     1,523,880
W. R. Berkley Corporation                                  130,000     6,190,600
                                                                     -----------
                                                                      17,509,289
                                                                     -----------
REAL ESTATE INVESTMENT TRUST - 2.9%
Bimini Mortgage Management, Inc.                          528,000   $  4,778,400
HomeBanc Corporation                                      321,600      2,405,568
MortgageIT Holdings, Inc.                                 300,000      4,098,000
                                                                    ------------
                                                                      11,281,968
                                                                    ------------
REGIONAL BANKS - 2.0%
Mercantile Bankshares Corporation                          50,000      2,822,000
Wilmington Trust Corporation                               64,200      2,498,022
Zions Bancorporation                                       32,000      2,417,920
                                                                    ------------
                                                                       7,737,942
                                                                    ------------
SEMICONDUCTOR EQUIPMENT - 1.5%
Ultratech, Inc.*                                          360,000      5,911,200
                                                                    ------------
SEMICONDUCTORS - 2.1%
Applied Micro Circuits Corporation*                       550,000      1,413,500
IXYS Corporation*                                         437,200      5,110,868
Stats ChipPAC, Ltd. ADR*                                  217,500      1,479,000
                                                                    ------------
                                                                       8,003,368
                                                                    ------------
SPECIALTY CHEMICALS - 0.9%
H.B. Fuller Company                                        58,000      1,860,060
Material Sciences Corporation*                             57,000        803,700
Minerals Technologies, Inc.                                15,000        838,350
                                                                    ------------
                                                                       3,502,110
                                                                    ------------
SPECIALTY STORES - 0.5%
Bombay Company, Inc.*                                     670,000      1,983,200
                                                                    ------------
THRIFTS & MORTGAGE FINANCE - 0.4%
BankAtlantic Bancorp, Inc.                                114,600      1,604,400
                                                                    ------------
TIRES & RUBBER - 1.7%
Bandag, Inc.                                              153,000      6,528,510
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS - 4.9%
Hughes Supply, Inc.                                       290,000     10,396,500
United Rentals, Inc.*                                     366,000      8,560,740
                                                                    ------------
                                                                      18,957,240
                                                                    ------------
TRUCKING - 0.8%
SCS Transportation, Inc.*                                  11,000        233,750
Werner Enterprises, Inc.                                  157,000      3,092,900
                                                                    ------------
                                                                       3,326,650
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Wireless Facilities, Inc.*                                296,400      1,511,640
                                                                    ------------
TOTAL COMMON STOCKS
   (cost $257,904,439)                                               361,497,167
                                                                    ------------
WARRANTS - 0.1%

Electric City Corporation,
   $0.40, 03-19-09(3,4)                                   350,000         74,097
ThermoEnergy Corporation,
   $1.50, 07-14-08(2,3,4)                               1,130,000        159,782
                                                                    ------------
TOTAL WARRANTS
   (cost $617,504)                                                       233,879
                                                                    ------------


                                       145               See accompanying notes.

Schedule of Investments                                                 SERIES V
December 31, 2005                                         (MID CAP VALUE SERIES)

                                                       PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                      -----------   ------------
COMMERCIAL PAPER - 2.8%
BANKING - 0.9%
UBS Finance (DE), Inc.:
   4.28%, 01-03-06                                    $ 1,000,000   $    999,762
   4.26%, 01-09-06                                      1,342,000      1,340,730
   4.26%, 01-11-06                                      1,000,000        998,817
                                                                    ------------
                                                                       3,339,309
                                                                    ------------
BROKERAGE - 0.8%
Credit Suisse First Boston,
   4.32%, 01-17-06                                      1,000,000        998,080
Goldman Sachs Group, Inc.:
   4.32%, 01-05-06                                      1,000,000        999,520
   4.31%, 01-19-06                                      1,000,000        997,845
                                                                    ------------
                                                                       2,995,445
                                                                    ------------
ELECTRIC - 0.3%
Florida Power & Light Company,
   4.35%, 01-12-06                                      1,336,000      1,334,224
                                                                    ------------
FINANCIAL - OTHER - 0.3%
Countrywide Financial,
   4.36%, 01-10-06                                      1,200,000      1,198,692
                                                                    ------------
UTILITY - OTHER - 0.5%
National Rural Cooperative Finance Corporation,
   4.31%, 01-20-06                                      1,800,000      1,795,906
                                                                    ------------
TOTAL COMMERCIAL PAPER
   (cost $10,663,576)                                                 10,663,576
                                                                    ------------
ASSET BACKED COMMERCIAL PAPER - 2.0%

DIVERSIFIED - 0.5%
Amsterdam Funding Corporation,
   4.18%, 01-04-06                                      1,800,000      1,799,355
                                                                    ------------
MISCELLANEOUS RECEIVABLES - 0.8%
Jupiter Securitization Corporation:
   4.32%, 01-18-06                                      1,590,000      1,586,756
   4.28%, 01-24-05                                      1,500,000      1,495,898
                                                                    ------------
                                                                       3,082,654
                                                                    ------------
SECURITIES - 0.5%
Asset One Securitization:
   4.32%, 01-06-06                                      1,000,000        999,400
   4.35%, 01-23-06                                      1,000,000        997,342
                                                                    ------------
                                                                       1,996,742
                                                                    ------------
TRADE RECEIVABLES - 0.2%
Old Line Funding Corporation,
   4.32%, 01-13-06                                      1,000,000        998,560
                                                                    ------------
TOTAL ASSET BACKED COMMERCIAL PAPER
   (cost $7,877,311)                                                   7,877,311
                                                                    ------------
REPURCHASE AGREEMENT - 0.2%
United Missouri Bank, 3.78%, dated
   12-30-05, matures 01-03-06; repurchase
   amount of $655,275 (Collateralized by US
   Treasury Note, 7.00%, 07-15-06 with a
   value of $471,488 and US Treasury Note,
   1.875%, 01-31-06 with a value of
   $197,224)                                          $   655,000   $    655,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (cost $655,000)                                                       655,000
                                                                    ------------
TOTAL INVESTMENTS - 99.9%
   (cost $279,894,045)                                               384,099,406
CASH & OTHER ASSETS, LESS LIABILITIES - 0.1%                             394,322
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $384,493,728
                                                                    ============

The identified cost of investments owned at December 31, 2005 was the same for federal income tax and financial statement purposes.

*    Non-income producing security

ADR (American Depositary Receipt)

PIPE-Private Investment in Public Equity - is the term used for stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration in a secondary public offering.

(1) A portion of this security is segregated as collateral for written options contracts.

(2) Security is restricted. The total market value of restricted securities is $800,492 (cost $1,356,000), or 0.2% of total net assets. The acquisition date was July 14, 2005.

(3) Security is illiquid. The total market value of illiquid securities is $8,673,389 (cost $10,778,893), or 2.3% of total net assets.

(4) Security is fair valued by the Board of Directors. The total market value of fair valued securities is $874,589 (cost $1,683,719), or 0.2% of total net assets.


                                       146               See accompanying notes.

                                                                        SERIES V
                                                          (MID CAP VALUE SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ........................................   $384,099,406
Cash ............................................................          9,831
Receivables:
   Fund shares sold .............................................        785,530
   Interest .....................................................          6,481
   Dividends ....................................................        360,304
Prepaid expenses ................................................          6,258
                                                                    ------------
Total assets ....................................................    385,267,810
                                                                    ------------
LIABILITIES:
Payable for:
   Securities purchased .........................................        173,271
   Fund shares redeemed .........................................        171,682
   Written options, at value (premiums received, $756,528) ......        101,790
   Management fees ..............................................        242,758
   Custodian fees ...............................................          6,000
   Transfer agent and administration fees .......................         33,357
   Professional fees ............................................         23,250
   Director's fees ..............................................          3,000
   Other ........................................................         18,974
                                                                    ------------
Total liabilities ...............................................        774,082
                                                                    ------------
NET ASSETS ......................................................   $384,493,728
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $241,023,044
Accumulated undistributed net investment income .................      1,434,043
Accumulated undistributed net realized gain on
   sale of investments and options written ......................     37,176,542
Net unrealized appreciation in value of investments and
   options written ..............................................    104,860,099
                                                                    ------------
Net assets ......................................................   $384,493,728
                                                                    ============
Capital shares authorized .......................................      unlimited
Capital shares outstanding ......................................      9,425,164
Net asset value per share
   (net assets divided by shares outstanding) ...................   $      40.79
                                                                    ============
(1)Investments, at cost ........................................    $279,894,045

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends .....................................................   $ 4,196,574
   Interest ......................................................       186,215
                                                                     -----------
   Total investment income .......................................     4,382,789
                                                                     -----------
EXPENSES:
   Management fees ...............................................     2,459,475
   Administration fees ...........................................       300,241
   Custodian fees ................................................        26,234
   Transfer agent/maintenance fees ...............................        25,131
   Directors' fees ...............................................        18,871
   Professional fees .............................................        58,863
   Reports to shareholders .......................................        47,844
   Other expenses ................................................        12,087
                                                                     -----------
   Total expenses ................................................     2,948,746
                                                                     -----------
   Net investment income .........................................     1,434,043
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on:
   Investments ...................................................    35,388,169
   Options written ...............................................     1,788,372
                                                                     -----------
   Net realized gain .............................................    37,176,541
                                                                     -----------
Net unrealized appreciation during the year on:
   Investments ...................................................    12,754,720
   Options written ...............................................       660,636
                                                                     -----------
   Net unrealized appreciation ...................................    13,415,356
                                                                     -----------
   Net realized and unrealized gain ..............................    50,591,897
                                                                     -----------
   Net increase in net assets
      resulting from operations ..................................   $52,025,940
                                                                     ===========


                                       147               See accompanying notes.

                                                                        SERIES V
Statement of Changes in Net Assets                        (MID CAP VALUE SERIES)

                                                                           YEAR ENDED          YEAR ENDED
                                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                       -----------------   -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income ...........................................     $  1,434,043        $    956,660
   Net realized gain during the period on investments and options
      written ......................................................       37,176,541          26,210,930
   Net unrealized appreciation during the period on investments
      and options written ..........................................       13,415,356          35,582,162
                                                                         ------------        ------------
   Net increase in net assets resulting from operations ............       52,025,940          62,749,752
                                                                         ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................................               --             (66,480)
   Net realized gain ...............................................               --          (6,024,709)
                                                                         ------------        ------------
   Total distributions to shareholders .............................               --          (6,091,189)
                                                                         ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ....................................      112,313,976         101,360,304
   Distributions reinvested ........................................               --           6,091,189
   Cost of shares redeemed .........................................      (87,382,578)        (80,231,256)
                                                                         ------------        ------------
   Net increase from capital share transactions ....................       24,931,398          27,220,237
                                                                         ------------        ------------
   Net increase in net assets ......................................       76,957,338          83,878,800
                                                                         ------------        ------------

NET ASSETS:
   Beginning of period .............................................      307,536,390         223,657,590
                                                                         ------------        ------------
   End of period ...................................................     $384,493,728        $307,536,390
                                                                         ============        ============
   Accumulated undistributed net investment income at end of year ..     $  1,434,043        $    956,660
                                                                         ============        ============

CAPITAL SHARE ACTIVITY:
   Shares sold .....................................................        3,070,386           3,302,809
   Shares reinvested ...............................................               --             206,062
   Shares redeemed .................................................       (2,407,774)         (2,640,940)
                                                                         ------------        ------------
   Total capital share activity ....................................          662,612             867,931
                                                                         ============        ============


                                      148                See accompanying notes.

Financial Highlights
Selected data for each share of capital stock outstanding               SERIES V
throughout each year                                      (MID CAP VALUE SERIES)

                                                                         YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
                                                            2005        2004       2003       2002       2001
                                                          --------   ---------   --------   --------   --------
PER SHARE DATA
Net asset value, beginning of period                      $  35.10   $  28.33    $  18.68   $  23.49   $  22.19
                                                          --------   --------    --------   --------   --------
Income (loss) from investment operations:
Net investment income                                         0.14       0.11        0.07       0.10       0.09
Net gain (loss) on securities (realized and unrealized)       5.55       7.39       10.03      (3.16)      2.31
                                                          --------   --------    --------   --------   --------
Total from investment operations                              5.69       7.50       10.10      (3.06)      2.40
                                                          --------   --------    --------   --------   --------
Less distributions:
Dividends from net investment income                            --      (0.01)      (0.06)     (0.19)     (0.08)
Distributions from realized gains                               --      (0.72)      (0.39)     (1.56)     (1.02)
                                                          --------   --------    --------   --------   --------
Total distributions                                             --      (0.73)      (0.45)     (1.75)     (1.10)
                                                          --------   --------    --------   --------   --------
Net asset value, end of period                            $  40.79   $  35.10    $  28.33   $  18.68   $  23.49
                                                          ========   ========    ========   ========   ========
TOTAL RETURN(A)                                              16.21%     26.97%      54.27%    (14.07%)    11.13%
                                                          --------   --------    --------   --------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $384,494   $307,536    $223,658   $147,512   $166,860
                                                          --------   --------    --------   --------   --------
Ratios to average net assets:
Net investment income                                         0.44%      0.37%       0.36%      0.46%      0.43%
Total expenses(b)                                             0.90%      0.88%       0.83%      0.84%      0.85%
Net expenses(c)                                               0.90%      0.88%       0.83%      0.84%      0.83%
                                                          --------   --------    --------   --------   --------
Portfolio turnover rate                                         29%        43%         59%        65%        50%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects expense ratios after custodian earnings credits, as applicable.


                                      149                See accompanying notes.

                      This page left blank intentionally.

                                                                        SERIES W
Manager's Commentary                     (MAIN STREET GROWTH & INCOME(R) SERIES)
February 15, 2006                                                    (unaudited)

                                                      (OPPENHEIMERFUNDS(R) LOGO)

                                              Subadvisor, OppenheimerFunds, Inc.

                         (PHOTO OF NIKOLAOS MONOYIOUS)
                               Nikolaos Monoyios
                               Portfolio Manager

TO OUR SHAREHOLDERS:

For the 12-month period ended December 31, 2005, Series W of the SBL Fund - Main Street Growth & Income(R) Series provided an average annual total return of 5.39%, outpacing the 4.91% return of its benchmark, the S&P 500 Index. The Series' strong relative performance can be attributed to the securities selected that more Portfolio Manager than offset the weakness among mega-cap stocks in 2005.

However, the Series' absolute returns were limited by relatively lackluster conditions in the U.S. stock market during 2005. Although corporate earnings continued to grow in a steadily expanding economy, investors became concerned early in the reporting period that stronger-than-expected economic growth might cause the Federal Reserve Board to raise short-term interest rates more than many investors previously expected, potentially eroding profit margins. In addition, investors worried during the spring and summer that soaring energy prices might adversely affect corporate earnings. Finally, the disruptions caused by the hurricanes gave investors cause for concern in the fall.

2005 INVESTMENT STRATEGY

The investment model guides us toward companies displaying certain desirable criteria: high-quality earnings, attractive valuations and solid momentum behind them. Based on these and other factors, the model led to establishing a modest overweighting in the energy sector. The Series' energy holdings had strong balance sheets, were highly profitable and offered attractive valuations, and therefore performed well in the last six months of the year. By contrast, the model led to the reduction of the portfolio's weighting in the information technology sector. At the start of 2005, technology stocks comprised the largest area of overweight, in part to benefit from seasonal trends. By period end, technology became one of the largest underweights relative to the S&P 500 as the model suggested high quality, less speculative firms would fare better. Although various market sectors are regularly overweighted and underweighted, risk is managed by keeping the weightings reasonably close to those of the index as well as by avoiding excessive concentration in any individual holding.

ENERGY HOLDINGS SHOWED GAINS; INFORMATION TECHNOLOGY AND TELECOMMUNICATIONS DISAPPOINTING

The Series' overweighted position and security selection strategy in the energy sector proved to be particularly rewarding. In addition to identifying winners among U.S.-based energy companies, the Series received strong contributions from several Canadian energy firms. The Series' performance also benefited from its relatively light exposure to consumer discretionary companies, which provided disappointing results.

The Series' slightly overweighted exposure to information technology stocks detracted modestly from performance, due primarily to poor returns from some of the sector's larger companies. The Series' holdings of very large telecommunications companies also held back returns.

Finally, the Series benefited during 2005 from a better balance across capitalization ranges. Early in the year, emphasis on mega-cap stocks was reduced in favor of large-cap stocks, thus avoiding the full brunt of relative weakness among the market's largest companies.

SECOND-HALF SHIFTS IN SECTOR INVESTMENTS

During the second half of 2005 significant changes occurred in the ratings assigned by the statistical models to individual stocks. The shifts are attributable to seasonal factors, in which more growth-oriented, economically-sensitive stocks historically have tended to fare better than value-oriented shares during the fourth and first quarters of the year. As a result, information technology companies replaced financial and energy stocks as the Series' most overweighted market sector. Nonetheless, the Series is still overweighted in energy and it is now overweighted in healthcare. All other sectors are underweighted relative to its benchmark, S&P 500 Index, including the financial sector which was the most overweighted sector in mid-2005.

In 2005, equity returns were particularly strong among mid-cap stocks. Excluding the mega-cap stocks, large-cap stocks posted better returns in 2005 than either small-cap or micro-cap stocks. However, mega-cap stocks continued to languish but micro-cap stocks also faltered. Lower-quality stocks maintained their edge over higher quality stocks, as investors favored smaller, more speculative stocks over the well-established, multinational giants that comprise the market's largest companies. It is important to note, however, that the market's year-end rally was strongest among mega-cap stocks, suggesting that, should this trend be sustained, blue-chip companies may be returning to favor.

Although we do not make investment decisions based on a macroeconomic outlook, we are encouraged by signs that larger-cap stocks may finally be returning to favor. Regardless of the market's direction in 2006, we will continue to employ our quantitative models when constructing a broadly diversified, fully invested stock fund.

Sincerely,


Nikolaos Monoyios, Portfolio Manager

                                                                        SERIES W
Manager's Commentary                     (MAIN STREET GROWTH & INCOME(R) SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES W VS. S&P 500 INDEX

                               (PERFORMANCE GRAPH)

            SERIES W                                    S&P 500 INDEX
----------------------------                       -------------------------
        DATE         VALUE                            DATE           VALUE
    ----------     ---------                       ----------      ---------
      5/1/2000     10,000.00    INCEPTION 5/01/00                  10,000.00
     6/30/2000      9,980.00                         06/30/00      10,036.94
     9/30/2000     10,060.00                         09/30/00       9,939.85
    12/31/2000      9,016.25                         12/31/00       9,162.81
     3/31/2001      8,155.65                        3/31/2001       8,076.96
     6/30/2001      8,505.90                        6/30/2001       8,549.92
     9/30/2001      7,555.24                        9/30/2001       7,295.70
    12/31/2001      8,115.58                       12/31/2001       8,075.77
     3/31/2002      8,215.77                        3/31/2002       8,097.71
     6/30/2002      7,494.38                        6/30/2002       7,013.09
     9/30/2002      6,262.02                        9/30/2002       5,801.87
    12/31/2002      6,551.13                       12/31/2002       6,291.88
     3/31/2003      6,329.74                        3/31/2003       6,093.72
     6/30/2003      7,205.24                        6/30/2003       7,031.73
     9/30/2003      7,416.57                        9/30/2003       7,217.83
    12/31/2003      8,271.52                       12/31/2003       8,096.70
     3/31/2004      8,423.01                        3/31/2004       8,234.06
     6/30/2004      8,453.31                        6/30/2004       8,375.21
     9/30/2004      8,284.62                        9/30/2004       8,218.19
    12/31/2004      8,991.85                       12/31/2004       8,977.04
     3/31/2005      8,809.99                        3/31/2005       8,783.64
     6/30/2005      8,921.12                        6/30/2005       8,903.21
     9/30/2005      9,284.84                        9/30/2005       9,224.50
    12/31/2005      9,476.80                       12/31/2005       9,416.14

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series W (Main St. Growth & Income(R) Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series W. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   10.55%
Consumer Staples                          7.30
Energy                                   10.37
Financials                               20.02
Health Care                              14.33
Industrials                              10.08
Information Technology                   19.58
Materials                                 2.54
Telecommunication Services                2.94
Utilities                                 0.76
Foreign Stocks                            0.64
Cash & other assets, less liabilities     0.89
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

                                               SINCE INCEPTION
PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS       (5-1-00)
-------------------------   ------   -------   ---------------
Series W                     5.39%    1.00%        (0.94%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                      152                See accompanying notes.

                                                                        SERIES W
Manager's Commentary                     (MAIN STREET GROWTH & INCOME(R) SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                    BEGINNING         ENDING      EXPENSES PAID
                  ACCOUNT VALUE   ACCOUNT VALUE       DURING
                     07-01-05      12-31-05(1)      PERIOD(2)
                  -------------   -------------   -------------
Series W (Main Street Growth & Income Series)
   Actual           $1,000.00       $1,053.90         $6.42
   Hypothetical      1,000.00        1,018.95          6.31

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 5.39%.

(2) Expenses are equal to the Series annualized expense ratio (net of earnings credits) of 1.24% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES W
December 31, 2005                        (MAIN STREET GROWTH & INCOME(R) SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS - 98.5%

ADVERTISING - 0.3%
Omnicom Group, Inc.                                           1,600   $  136,208
R.H. Donnelley Corporation*                                     100        6,162
                                                                      ----------
                                                                         142,370
                                                                      ----------
AEROSPACE & DEFENSE - 3.0%
Alliant Techsystems, Inc.*                                      300       22,851
BE Aerospace, Inc.*                                             400        8,800
Boeing Company                                                4,700      330,128
General Dynamics Corporation                                  1,400      159,670
Honeywell International, Inc.                                 5,800      216,050
Lockheed Martin Corporation                                   3,400      216,342
Northrop Grumman Corporation                                  4,200      252,462
Precision Castparts Corporation                                 800       41,448
Raytheon Company                                              5,700      228,855
United Technologies Corporation                               3,900      218,049
                                                                      ----------
                                                                       1,694,655
                                                                      ----------
AGRICULTURAL PRODUCTS - 0.3%
Archer-Daniels-Midland Company                                5,700      140,562
                                                                      ----------
AIR FREIGHT & LOGISTICS - 0.0%
United Parcel Service, Inc. (Cl.B)                              300       22,545
                                                                      ----------
AIRLINES - 0.1%
AMR Corporation*                                              1,400       31,122
Alaska Air Group, Inc.*                                         300       10,716
Continental Airlines, Inc. (Cl.B)*                              600       12,780
                                                                      ----------
                                                                          54,618
                                                                      ----------
ALUMINUM - 0.1%
Alcoa, Inc.                                                   2,500       73,925
                                                                      ----------
APPAREL RETAIL - 0.5%
American Eagle Outfitters, Inc.                               1,000       22,980
AnnTaylor Stores Corporation*                                   300       10,356
Chico's FAS, Inc.*                                              400       17,572
Children's Place Retail Stores, Inc.*                           200        9,884
Gap, Inc.                                                     8,300      146,412
Men's Wearhouse, Inc.*                                          450       13,248
TJX Companies, Inc.                                           2,900       67,367
Talbots, Inc.                                                   300        8,346
Too, Inc.*                                                      300        8,463
                                                                      ----------
                                                                         304,628
                                                                      ----------
APPAREL, ACCESSORIES & LUXURY GOODS - 0.3%
Coach, Inc.*                                                  4,200      140,028
Jones Apparel Group, Inc.                                       400       12,288
Liz Claiborne, Inc.                                             200        7,164
Phillips-Van Heusen Corporation                                 200        6,480
                                                                      ----------
                                                                         165,960
                                                                      ----------
APPLICATION SOFTWARE - 0.8%
Adobe Systems, Inc.                                           1,700   $   62,832
Autodesk, Inc.                                                3,700      158,915
Cadence Design Systems, Inc.*                                 1,600       27,072
Citrix Systems, Inc.*                                           700       20,146
Cognos, Inc.*                                                   200        6,942
Compuware Corporation*                                        3,000       26,910
Fair Isaac Corporation                                          500       22,085
Hyperion Solutions Corporation*                                 750       26,865
Intuit, Inc.*                                                   700       37,310
Parametric Technology Corporation*                            2,100       12,810
Reynolds & Reynolds Company                                     100        2,807
Synopsys, Inc.*                                               1,700       34,102
                                                                      ----------
                                                                         438,796
                                                                      ----------
ASSET MANAGEMENT & CUSTODY BANKS - 0.6%
Ameriprise Financial, Inc.                                      880       36,080
Bank of New York Company, Inc.                                2,300       73,255
Janus Capital Group, Inc.                                       700       13,041
Mellon Financial Corporation                                  1,700       58,225
Northern Trust Corporation                                      800       41,456
State Street Corporation                                      1,800       99,792
                                                                      ----------
                                                                         321,849
                                                                      ----------
AUTO PARTS & EQUIPMENT - 0.2%
Dana Corporation                                              1,100        7,898
Johnson Controls, Inc.                                        1,400      102,074
Lear Corporation                                                100        2,846
TRW Automotive Holdings Corporation*                            300        7,905
Visteon Corporation*                                          1,000        6,260
                                                                      ----------
                                                                         126,983
                                                                      ----------
AUTOMOBILE MANUFACTURERS - 0.3%
Ford Motor Company                                           19,974      154,199
                                                                      ----------
AUTOMOTIVE RETAIL - 0.1%
AutoNation, Inc.*                                             1,300       28,249
                                                                      ----------
BIOTECHNOLOGY - 1.6%
Abgenix, Inc.*                                                  600       12,906
Alkermes, Inc.*                                                 500        9,560
Amgen, Inc.*                                                  7,200      567,792
Applera Corporation -
   Applied Biosystems Group                                   1,100       29,216
Genentech, Inc.*                                              1,200      111,000
Genzyme Corporation*                                            300       21,234
Gilead Sciences, Inc.*                                        2,100      110,523
Kos Pharmaceuticals, Inc.*                                      500       25,865
Techne Corporation*                                             200       11,230
                                                                      ----------
                                                                         899,326
                                                                      ----------


                                      154                See accompanying notes.

Schedule of Investments                                                 SERIES W
December 31, 2005                        (MAIN STREET GROWTH & INCOME(R) SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)

BROADCASTING & CABLE TV - 0.8%
Cablevision Systems Corporation*                                700   $   16,429
Clear Channel Communications, Inc.                            4,500      141,525
Comcast Corporation*                                          8,131      211,081
Liberty Media Corporation*                                   12,400       97,588
                                                                      ----------
                                                                         466,623
                                                                      ----------
BUILDING PRODUCTS - 0.3%
American Standard Companies, Inc.                               800       31,960
Masco Corporation                                             3,500      105,665
USG Corporation*                                                400       26,000
                                                                      ----------
                                                                         163,625
                                                                      ----------
CASINOS & GAMING - 0.0%
International Game Technology                                   700       21,546
                                                                      ----------
COMMODITY CHEMICALS - 0.0%
Lyondell Chemical Company                                     1,000       23,820
                                                                      ----------
COMMUNICATIONS EQUIPMENT - 3.0%
Adtran, Inc.                                                    600       17,844
Avaya, Inc.*                                                  1,900       20,273
Brocade Communications Systems, Inc.*                         3,100       12,617
Cisco Systems, Inc.*                                         41,700      713,904
Corning, Inc.*                                               10,600      208,396
Emulex Corporation*                                             500        9,895
Harris Corporation                                              100        4,301
Juniper Networks, Inc.*                                       3,800       84,740
Lucent Technologies, Inc.*                                   18,900       50,274
Motorola, Inc.                                               12,600      284,634
Polycom, Inc.*                                                  200        3,060
Qualcomm, Inc.                                                6,400      275,712
Scientific-Atlanta, Inc.                                        700       30,149
                                                                      ----------
                                                                       1,715,799
                                                                      ----------
COMPUTER & ELECTRONICS RETAIL - 0.3%
Best Buy Company, Inc.                                        3,600      156,528
Circuit City Stores, Inc.                                     1,100       24,849
GameStop Corporation*                                           157        4,996
                                                                      ----------
                                                                         186,373
                                                                      ----------
COMPUTER HARDWARE - 4.2%
Apple Computer, Inc.*                                         4,600      330,694
Dell, Inc.*                                                  20,600      617,794
Hewlett-Packard Company                                      21,200      606,956
International Business Machines Corporation                   8,900      731,580
NCR Corporation*                                                900       30,546
Palm, Inc.*                                                     300        9,540
Sun Microsystems, Inc.*                                       7,600       31,844
                                                                      ----------
                                                                       2,358,954
                                                                      ----------
COMPUTER STORAGE & PERIPHERALS - 0.8%
EMC Corporation*                                             21,500   $  292,830
Komag, Inc.*                                                    400       13,864
Lexmark International, Inc.*                                    600       26,898
Network Appliance, Inc.*                                      1,600       43,200
QLogic Corporation*                                             700       22,757
Western Digital Corporation*                                  2,400       44,664
                                                                      ----------
                                                                         444,213
                                                                      ----------
CONSTRUCTION & ENGINEERING - 0.1%
Quanta Services, Inc.*                                          700        9,219
URS Corporation*                                                800       30,088
                                                                      ----------
                                                                          39,307
                                                                      ----------
CONSTRUCTION & FARM MACHINERY - 0.4%
Caterpillar, Inc.                                             2,900      167,533
JLG Industries, Inc.                                            100        4,566
Terex Corporation*                                              400       23,760
                                                                      ----------
                                                                         195,859
                                                                      ----------
CONSTRUCTION MATERIALS - 0.0%
Texas Industries, Inc.                                          200        9,968
                                                                      ----------
CONSUMER FINANCE - 1.1%
American Express Company                                      4,000      205,840
AmeriCredit Corporation*                                      1,200       30,756
Capital One Financial Corporation                             2,581      222,998
MBNA Corporation                                              5,800      157,528
PHH Corporation*                                                 75        2,101
                                                                      ----------
                                                                         619,223
                                                                      ----------
DATA PROCESSING & OUTSOURCED SERVICES - 0.8%
Ceridian Corporation*                                           600       14,910
CheckFree Corporation*                                          400       18,360
Computer Sciences Corporation*                                  700       35,448
Electronic Data Systems Corporation                           1,300       31,252
First Data Corporation                                        6,100      262,361
Fiserv, Inc.*                                                   700       30,289
Global Payments, Inc.                                           400       18,644
Sabre Holdings Corporation                                    1,100       26,521
                                                                      ----------
                                                                         437,785
                                                                      ----------
DEPARTMENT STORES - 1.1%
Federated Department Stores, Inc.                             3,100      205,623
J.C. Penney Company, Inc.                                     3,200      177,920
Kohl's Corporation*                                             900       43,740
Nordstrom, Inc.                                               4,000      149,600
Saks, Inc.*                                                   1,100       18,546
Sears Holding Corporation*                                      300       34,659
                                                                      ----------
                                                                         630,088
                                                                      ----------
DISTRIBUTORS - 0.0%
Genuine Parts Company                                           200        8,784
                                                                      ----------


                                      155                See accompanying notes.

Schedule of Investments                                                 SERIES W
December 31, 2005                        (MAIN STREET GROWTH & INCOME(R) SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)

DIVERSIFIED BANKS - 4.0%
Bank of America Corporation                                  21,084   $  973,027
Comerica, Inc.                                                1,100       62,436
U.S. Bancorp                                                 11,933      356,677
Wachovia Corporation                                          8,800      465,168
Wells Fargo & Company                                         6,000      376,980
                                                                      ----------
                                                                       2,234,288
                                                                      ----------
DIVERSIFIED CHEMICALS - 0.8%
Dow Chemical Company                                          5,300      232,246
E.I. du Pont de Nemours & Company                             1,600       68,000
FMC Corporation*                                                200       10,634
PPG Industries, Inc.                                          2,000      115,800
                                                                      ----------
                                                                         426,680
                                                                      ----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
Cendant Corporation                                          11,500      198,375
Dun & Bradstreet Corporation*                                   200       13,392
                                                                      ----------
                                                                         211,767
                                                                      ----------
DIVERSIFIED METALS & MINING - 0.4%
Freeport-McMoRan Copper &
   Gold, Inc. (Cl.B)                                            700       37,660
Phelps Dodge Corporation                                      1,200      172,644
                                                                      ----------
                                                                         210,304
                                                                      ----------
DRUG RETAIL - 0.1%
Rite Aid Corporation*                                         2,300        8,004
Walgreen Company                                              1,100       48,686
                                                                      ----------
                                                                          56,690
                                                                      ----------
EDUCATION SERVICES - 0.2%
Apollo Group, Inc.*                                           1,500       90,690
Career Education Corporation*                                   600       20,232
                                                                      ----------
                                                                         110,922
                                                                      ----------
ELECTRIC UTILITIES - 0.1%
DPL, Inc.                                                       200        5,202
Entergy Corporation                                             200       13,730
FirstEnergy Corporation                                         400       19,596
Progress Energy, Inc. -
   Contingent Value Obligation* (1)                             400           26
Sierra Pacific Resources*                                       600        7,824
                                                                      ----------
                                                                          46,378
                                                                      ----------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
Emerson Electric Company                                      1,000       74,700
Rockwell Automation, Inc.                                     2,500      147,900
Roper Industries, Inc.                                          300       11,853
                                                                      ----------
                                                                         234,453
                                                                      ----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.3%
Agilent Technologies, Inc.*                                   5,200      173,108
Mettler-Toledo International, Inc.*                             100        5,520
                                                                      ----------
                                                                         178,628
                                                                      ----------
ELECTRONIC MANUFACTURING SERVICES - 0.2%
Jabil Circuit, Inc.*                                            900   $   33,381
Sanmina-SCI Corporation*                                      6,200       26,412
Solectron Corporation*                                        8,000       29,280
                                                                      ----------
                                                                          89,073
                                                                      ----------
ENVIRONMENTAL & FACILITIES SERVICES - 0.1%
Waste Management, Inc.                                        1,400       42,490
                                                                      ----------
FERTILIZERS & AGRICULTURAL CHEMICALS - 0.3%
Agrium, Inc.                                                    900       19,791
Monsanto Company                                              2,000      155,060
Scotts Miracle-Gro Company                                      300       13,572
                                                                      ----------
                                                                         188,423
                                                                      ----------
FOOD DISTRIBUTORS - 0.1%
Performance Food Group Company*                                 100        2,837
Sysco Corporation                                             1,100       34,155
                                                                      ----------
                                                                          36,992
                                                                      ----------
FOOD RETAIL - 0.8%
Albertson's, Inc.                                               800       17,080
Kroger Company*                                               8,300      156,704
Safeway, Inc.                                                 7,700      182,182
Supervalu, Inc.                                                 700       22,736
Whole Foods Market, Inc.                                      1,200       92,868
                                                                      ----------
                                                                         471,570
                                                                      ----------
FOOTWEAR - 0.0%
Timberland Company*                                             700       22,785
                                                                      ----------
FOREST PRODUCTS - 0.2%
Louisiana-Pacific Corporation                                   400       10,988
Weyerhaeuser Company                                          1,100       72,974
                                                                      ----------
                                                                          83,962
                                                                      ----------
GENERAL MERCHANDISE STORES - 0.5%
Dollar General Corporation                                      800       15,256
Dollar Tree Stores, Inc.*                                       900       21,546
Target Corporation                                            4,300      236,371
                                                                      ----------
                                                                         273,173
                                                                      ----------
HEALTH CARE DISTRIBUTORS - 0.9%
AmerisourceBergen Corporation                                   800       33,120
Andrx Corporation*                                              400        6,588
Cardinal Health, Inc.                                         3,600      247,500
Henry Schein, Inc.*                                             500       21,820
McKesson Corporation                                          4,200      216,678
                                                                      ----------
                                                                         525,706
                                                                      ----------


                                       156               See accompanying notes.

Schedule of Investments                                                 SERIES W
December 31, 2005                        (MAIN STREET GROWTH & INCOME(R) SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)

HEALTH CARE EQUIPMENT - 1.2%
Baxter International, Inc.                                    3,000   $  112,950
Becton, Dickinson & Company                                   2,100      126,168
Boston Scientific Corporation*                                1,600       39,184
Guidant Corporation                                           1,100       71,225
Kinetic Concepts, Inc.*                                         200        7,952
Medtronic, Inc.                                               4,300      247,551
Mentor Corporation                                              400       18,432
PerkinElmer, Inc.                                               200        4,712
Stryker Corporation                                             200        8,886
Waters Corporation*                                             300       11,340
Zimmer Holdings, Inc.*                                          100        6,744
                                                                      ----------
                                                                         655,144
                                                                      ----------
HEALTH CARE FACILITIES - 0.4%
Beverly Enterprises, Inc.*                                      200        2,334
Genesis HealthCare Corporation*                                 200        7,304
HCA, Inc.                                                     4,400      222,200
Manor Care, Inc.                                                300       11,931
                                                                      ----------
                                                                         243,769
                                                                      ----------
HEALTH CARE SERVICES - 1.4%
American Healthways, Inc.*                                      200        9,050
Caremark Rx, Inc.*                                            4,900      253,771
Express Scripts, Inc.*                                        1,800      150,840
IMS Health, Inc.                                                100        2,492
Medco Health Soulutions, Inc.*                                3,947      220,243
Pediatrix Medical Group, Inc.*                                  200       17,714
Quest Diagnostics, Inc.                                       2,300      118,404
                                                                      ----------
                                                                         772,514
                                                                      ----------
HEALTH CARE SUPPLIES - 0.0%
Millipore Corporation*                                          200       13,208
                                                                      ----------
HOME ENTERTAINMENT SOFTWARE - 0.0%
Take-Two Interactive Software, Inc.*                            500        8,850
                                                                      ----------
HOME IMPROVEMENT RETAIL - 1.3%
Building Materials Holding Corporation                          100        6,821
Home Depot, Inc.                                             11,700      473,616
Lowe's Companies, Inc.                                        3,700      246,642
                                                                      ----------
                                                                         727,079
                                                                      ----------
HOMEBUILDING - 0.2%
Beazer Homes USA, Inc.                                          400       29,136
D.R. Horton, Inc.                                             1,500       53,595
Lennar Corporation                                              300       18,306
M.D.C. Holdings, Inc.                                           100        6,198
                                                                      ----------
                                                                         107,235
                                                                      ----------
HOMEFURNISHING RETAIL - 0.1%
Bed Bath & Beyond, Inc.*                                      1,800       65,070
                                                                      ----------
HOTELS, RESORTS & CRUISE LINES - 0.0%
Choice Hotels International, Inc.                               200        8,352
                                                                      ----------
HOUSEHOLD PRODUCTS - 1.6%
Energizer Holdings, Inc.*                                       300   $   14,937
Kimberly-Clark Corporation                                      500       29,825
Procter & Gamble Company                                     15,102      874,104
                                                                      ----------
                                                                         918,866
                                                                      ----------
HOUSEWARES & SPECIALTIES - 0.0%
American Greetings Corporation                                  400        8,788
                                                                      ----------
HUMAN RESOURCE & EMPLOYMENT SERVICES - 0.1%
Administaff, Inc.                                               200        8,410
Manpower, Inc.                                                  500       23,250
Robert Half International, Inc.                                 600       22,734
                                                                      ----------
                                                                          54,394
                                                                      ----------
HYPERMARKETS & SUPERCENTERS - 0.9%
Costco Wholesale Corporation                                  1,000       49,470
Wal-Mart Stores, Inc.                                         9,700      453,960
                                                                      ----------
                                                                         503,430
                                                                      ----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.4%
AES Corporation*                                              1,800       28,494
Constellation Energy Group                                    1,600       92,160
TXU Corporation                                               2,200      110,418
                                                                      ----------
                                                                         231,072
                                                                      ----------
INDUSTRIAL CONGLOMERATES - 3.6%
3M Company                                                    1,200       93,000
General Electric Company                                     48,600    1,703,430
Teleflex, Inc.                                                  100        6,498
Tyco International, Ltd.                                      7,700      222,222
                                                                      ----------
                                                                       2,025,150
                                                                      ----------
INDUSTRIAL MACHINERY - 0.9%
Danaher Corporation                                             900       50,202
Flowserve Corporation*                                          500       19,780
ITT Industries, Inc.                                            400       41,128
Illinois Tool Works, Inc.                                     2,000      175,980
Ingersoll-Rand Company, Ltd.                                  3,300      133,221
Parker Hannifin Corporation                                     300       19,788
SPX Corporation                                                 600       27,462
Unova, Inc.*                                                    300       10,140
                                                                      ----------
                                                                         477,701
                                                                      ----------
INSURANCE BROKERS - 0.2%
Aon Corporation                                               3,600      129,420
                                                                      ----------
INTEGRATED OIL & GAS - 7.0%
Amerada Hess Corporation                                        800      101,456
Chevron Corporation                                          14,022      796,029
ConocoPhillips                                               10,166      591,458
Exxon Mobil Corporation                                      34,200    1,921,014
Marathon Oil Corporation                                      4,000      243,880
Occidental Petroleum Corporation                              3,100      247,628
Tesoro Corporation                                              500       30,775
                                                                      ----------
                                                                       3,932,240
                                                                      ----------


                                      157                See accompanying notes.

Schedule of Investments                                                 SERIES W
December 31, 2005                        (MAIN STREET GROWTH & INCOME(R) SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)

INTEGRATED TELECOMMUNICATION SERVICES - 1.9%
AT&T, Inc.                                                   13,889   $  340,142
BellSouth Corporation                                         8,700      235,770
CenturyTel, Inc.                                                700       23,212
Qwest Communications International, Inc.*                     4,600       25,990
Verizon Communications, Inc.                                 15,500      466,860
                                                                      ----------
                                                                       1,091,974
                                                                      ----------
INTERNET RETAIL - 0.3%
eBay, Inc.*                                                   3,200      138,400
                                                                      ----------
INTERNET SOFTWARE & SERVICES - 0.7%
Check Point Software Technologies, Ltd.*                        900       18,090
Digital River, Inc.*                                            300        8,922
EarthLink, Inc.*                                              1,700       18,887
Google, Inc.*                                                   500      207,430
Internet Security Systems, Inc.*                                600       12,570
United Online, Inc.                                           1,250       17,775
Websense, Inc.*                                                 100        6,564
Yahoo!, Inc.*                                                 2,100       82,278
                                                                      ----------
                                                                         372,516
                                                                      ----------
INVESTMENT BANKING & BROKERAGE - 3.2%
Ameritrade Holding Corporation*                                 900       21,600
Charles Schwab Corporation                                    9,700      142,299
Goldman Sachs Group, Inc.                                     3,100      395,901
Lehman Brothers Holdings, Inc.                                2,500      320,425
Merrill Lynch & Company, Inc.                                 6,100      413,153
Morgan Stanley                                                8,600      487,964
                                                                      ----------
                                                                       1,781,342
                                                                      ----------
IT CONSULTING & OTHER SERVICES - 0.0%
CACI International, Inc.*                                       200       11,476
                                                                      ----------
LEISURE FACILITIES - 0.0%
Six Flags, Inc.*                                                200        1,542
                                                                      ----------
LEISURE PRODUCTS - 0.1%
CCE Spinco, Inc.*                                               562        7,369
Hasbro, Inc.                                                  1,100       22,198
                                                                      ----------
                                                                          29,567
                                                                      ----------
LIFE & HEALTH INSURANCE - 0.9%
AFLAC, Inc.                                                     900       41,778
AmerUs Group Company*                                           400       22,668
Lincoln National Corporation                                    200       10,606
MetLife, Inc.                                                 4,200      205,800
Prudential Financial, Inc.                                    2,800      204,932
StanCorp Financial Group, Inc.                                  400       19,980
                                                                      ----------
                                                                         505,764
                                                                      ----------
MANAGED HEALTH CARE - 2.3%
Aetna, Inc.                                                   1,400   $  132,034
Cigna Corporation                                             1,800      201,060
Coventry Health Care, Inc.*                                     400       22,784
Health Net, Inc.*                                               500       25,775
Humana, Inc.*                                                   800       43,464
Sierra Health Services, Inc.*                                   300       23,988
UnitedHealth Group, Inc.                                      6,954      432,122
WellCare Health Plans, Inc.*                                    200        8,170
WellPoint, Inc.*                                              4,956      395,418
                                                                      ----------
                                                                       1,284,815
                                                                      ----------
MARINE - 0.0%
General Maritime Corporation                                    200        7,408
OMI Corporation                                                 300        5,445
                                                                      ----------
                                                                          12,853
                                                                      ----------
METAL & GLASS CONTAINERS - 0.0%
Owens-Illinois, Inc.*                                         1,000       21,040
                                                                      ----------
MOTORCYCLE MANUFACTURERS - 0.2%
Harley-Davidson, Inc.                                         2,600      133,874
                                                                      ----------
MOVIES & ENTERTAINMENT - 2.1%
News Corporation                                             12,200      189,710
Time Warner, Inc.                                            28,300      493,552
Viacom, Inc. (Cl.B)                                           9,404      306,570
Walt Disney Company                                           6,800      162,996
                                                                      ----------
                                                                       1,152,828
                                                                      ----------
MULTI-LINE INSURANCE - 1.7%
American International Group, Inc.                           10,637      725,763
Hartford Financial Services Group, Inc.                       2,400      206,136
Loews Corporation                                               500       47,425
                                                                      ----------
                                                                         979,324
                                                                      ----------
MULTI-UTILITIES - 0.3%
NiSource, Inc.                                                  200        4,172
PG&E Corporation                                              4,000      148,480
                                                                      ----------
                                                                         152,652
                                                                      ----------
OFFICE ELECTRONICS - 0.3%
Xerox Corporation*                                           11,100      162,615
                                                                      ----------
OFFICE SERVICES & SUPPLIES - 0.1%
Pitney Bowes, Inc.                                            1,500       63,375
                                                                      ----------
OIL & GAS DRILLING - 0.3%
Grey Wolf, Inc.*                                              1,300       10,049
Helmerich & Payne, Inc.                                         100        6,191
Pride International, Inc.*                                      400       12,300
Transocean, Inc.*                                             2,100      146,349
                                                                      ----------
                                                                         174,889
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES - 0.2%
Halliburton Company                                           1,100       68,156
Lone Star Technologies, Inc.*                                   200       10,332
NS Group, Inc.*                                                 200        8,362
Universal Compression Holdings, Inc.*                           200        8,224
Veritas DGC, Inc.*                                              300       10,647
                                                                      ----------
                                                                         105,721
                                                                      ----------


                                      158                See accompanying notes.

Schedule of Investments                                                 SERIES W
December 31, 2005                        (MAIN STREET GROWTH & INCOME(R) SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS (CONTINUED)

OIL & GAS EXPLORATION & PRODUCTION - 2.1%
Anadarko Petroleum Corporation                               2,100    $  198,975
Apache Corporation                                           2,500       171,300
Burlington Resources, Inc.                                   3,300       284,460
Comstock Resources, Inc.*                                      300         9,153
Devon Energy Corporation                                     3,000       187,620
EOG Resources, Inc.                                          1,000        73,370
KCS Energy, Inc.*                                              400         9,688
Kerr-McGee Corporation                                       1,295       117,664
Remington Oil & Gas Corporation*                               200         7,300
Swift Energy Company*                                          200         9,014
Vintage Petroleum, Inc.                                        400        21,332
Whiting Petroleum Corporation*                                 200         8,000
XTO Energy, Inc.                                             2,300       101,062
                                                                      ----------
                                                                       1,198,938
                                                                      ----------
OIL & GAS REFINING & MARKETING - 0.8%
Giant Industries, Inc.*                                        100         5,196
Sunoco, Inc.                                                 2,300       180,274
Valero Energy Corporation                                    4,568       235,709
                                                                      ----------
                                                                         421,179
                                                                      ----------
OIL & GAS STORAGE & TRANSPORTATION - 0.0%
Overseas Shipholding Group, Inc.                               400        20,156
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 3.9%
Citigroup, Inc.                                             26,231     1,272,990
JP Morgan Chase & Company                                   18,828       747,283
Principal Financial Group, Inc.                              4,000       189,720
                                                                      ----------
                                                                       2,209,993
                                                                      ----------
PACKAGED FOODS & MEATS - 0.5%
Campbell Soup Company                                        1,300        38,701
Dean Foods Company*                                            500        18,830
Del Monte Foods Company*                                       300         3,129
General Mills, Inc.                                          2,000        98,640
H.J. Heinz Company                                             800        26,976
Pilgrim's Pride Corporation                                    600        19,896
Sara Lee Corporation                                         3,400        64,260
Tyson Foods, Inc.                                              700        11,970
                                                                      ----------
                                                                         282,402
                                                                      ----------
PAPER PACKAGING - 0.0%
Sealed Air Corporation*                                        300        16,851
                                                                      ----------
PAPER PRODUCTS - 0.1%
International Paper Company                                  1,200        40,332
MeadWestvaco Corporation                                       800        22,424
                                                                      ----------
                                                                          62,756
                                                                      ----------
PERSONAL PRODUCTS - 0.2%
Avon Products, Inc.                                          4,400       125,620
                                                                      ----------
PHARMACEUTICALS - 6.5%
Abbott Laboratories                                          6,100    $  240,523
Allergan, Inc.                                               1,200       129,552
Alpharma, Inc.                                                 500        14,255
Barr Pharmaceuticals, Inc.*                                    700        43,603
Bristol-Myers Squibb Company                                 4,800       110,304
Eli Lilly & Company                                          2,700       152,793
Endo Pharmaceuticals Holdings, Inc.*                           300         9,078
Forest Laboratories, Inc.*                                   3,600       146,448
Johnson & Johnson                                           15,386       924,699
King Pharmaceuticals, Inc.*                                  1,700        28,764
Medicis Pharmaceutical Corporation                             100         3,205
Merck & Company, Inc.                                       14,300       454,883
Pfizer, Inc.                                                43,265     1,008,940
Sepracor, Inc.*                                                100         5,160
Watson Pharmaceuticals, Inc.*                                  700        22,757
Wyeth                                                        8,600       396,202
                                                                      ----------
                                                                       3,691,166
                                                                      ----------
PROPERTY & CASUALTY INSURANCE - 1.2%
Allstate Corporation                                         3,200       173,024
Arch Capital Group, Ltd.*                                      100         5,475
Chubb Corporation                                            1,300       126,945
Fidelity National Financial, Inc.                              790        29,064
Fidelity National Title Group, Inc.                            173         4,212
LandAmerica Financial Group, Inc.                              100         6,240
MBIA, Inc.                                                     500        30,080
Progressive Corporation                                        600        70,068
St. Paul Travelers Companies, Inc.                           5,200       232,284
                                                                      ----------
                                                                         677,392
                                                                      ----------
PUBLISHING - 0.5%
Gannett Company, Inc.                                        2,900       175,653
McGraw-Hill Companies, Inc.                                  1,900        98,097
Tribune Company                                                600        18,156
                                                                      ----------
                                                                         291,906
                                                                      ----------
RAILROADS - 0.7%
Burlington Northern Santa Fe Corporation                     2,600       184,132
CSX Corporation                                                100         5,077
Norfolk Southern Corporation                                 3,400       152,422
Union Pacific Corporation                                      400        32,204
                                                                      ----------
                                                                         373,835
                                                                      ----------
REGIONAL BANKS - 0.8%
BB&T Corporation                                             1,100        46,101
KeyCorp                                                      2,800        92,204
M&T Bank Corporation                                           500        54,525
National City Corporation                                    1,900        63,783
PNC Financial Services Group, Inc.                             800        49,464
Regions Financial Corporation                                1,064        36,346
SunTrust Banks, Inc.                                           600        43,656
UnionBanCal Corporation                                        900        61,848
                                                                      ----------
                                                                         447,927
                                                                      ----------


                                      159                See accompanying notes.

Schedule of Investments                                                 SERIES W
December 31, 2005                        (MAIN STREET GROWTH & INCOME(R) SERIES)

                                                          NUMBER
                                                        OF SHARES   MARKET VALUE
                                                        ---------   ------------
COMMON STOCKS (CONTINUED)
REINSURANCE - 0.0%
Everest Re Group, Ltd.                                        100    $    10,035
                                                                     -----------
RESTAURANTS - 0.5%
McDonald's Corporation                                      5,200        175,344
Yum! Brands, Inc.                                           2,400        112,512
                                                                     -----------
                                                                         287,856
                                                                     -----------
SEMICONDUCTOR EQUIPMENT - 0.8%
Applied Materials, Inc.                                    15,100        270,894
Cymer, Inc.*                                                  300         10,653
KLA-Tencor Corporation                                      1,900         93,727
Lam Research Corporation*                                     700         24,976
Novellus Systems, Inc.*                                     1,000         24,120
                                                                     -----------
                                                                         424,370
                                                                     -----------
SEMICONDUCTORS - 4.0%
Analog Devices, Inc.                                        5,300        190,111
Broadcom Corporation*                                       4,200        198,030
Fairchild Semiconductor International, Inc.*                1,400         23,674
Freescale Semiconductor, Inc. (Cl.B)*                       5,283        132,973
Genesis Microchip, Inc.*                                      200          3,618
Intel Corporation                                          41,500      1,035,840
Intersil Corporation                                        1,000         24,880
LSI Logic Corporation*                                      3,100         24,800
Micrel, Inc.*                                                 500          5,800
Microchip Technology, Inc.                                  1,000         32,150
Microsemi Corporation*                                        300          8,298
NVIDIA Corporation*                                           900         32,904
National Semiconductor Corporation                          1,400         36,372
OmniVision Technologies, Inc.*                                600         11,976
Texas Instruments, Inc.                                    16,000        513,120
Zoran Corporation*                                            200          3,242
                                                                     -----------
                                                                       2,277,788
                                                                     -----------
SOFT DRINKS - 1.1%
Coca-Cola Company                                           7,100        286,201
Pepsi Bottling Group, Inc.                                  1,200         34,332
PepsiCo, Inc.                                               5,120        302,490
                                                                     -----------
                                                                         623,023
                                                                     -----------
SPECIALIZED FINANCE - 0.6%
CIT Group, Inc.                                             2,200        113,916
Chicago Mercantile Exchange Holdings, Inc.                    350        128,621
Moody's Corporation                                         1,700        104,414
                                                                     -----------
                                                                         346,951
                                                                     -----------
SPECIALTY CHEMICALS - 0.1%
Lubrizol Corporation                                          100          4,343
Rohm & Haas Company                                         1,500         72,630
                                                                     -----------
                                                                          76,973
                                                                     -----------
SPECIALTY STORES - 0.6%
Barnes & Noble, Inc.                                          600    $    25,602
Claire's Stores, Inc.                                         500         14,610
Office Depot, Inc.*                                         1,000         31,400
OfficeMax, Inc.                                               700         17,752
Sports Authority, Inc.*                                       300          9,339
Staples, Inc.                                               9,450        214,609
Tiffany & Company                                             100          3,829
Weight Watchers International, Inc.*                          300         14,829
Zale Corporation*                                             100          2,515
                                                                     -----------
                                                                         334,485
                                                                     -----------
STEEL - 0.4%
AK Steel Holding Corporation*                               1,400         11,130
Carpenter Technology Corporation                              200         14,094
Commercial Metals Company                                     300         11,262
Nucor Corporation                                           2,200        146,784
Quanex Corporation                                            200          9,994
Reliance Steel & Aluminum Company                             400         24,448
Steel Dynamics, Inc.                                          300         10,653
United States Steel Corporation                               100          4,807
Worthington Industries, Inc.                                  400          7,684
                                                                     -----------
                                                                         240,856
                                                                     -----------
SYSTEMS SOFTWARE - 3.6%
BEA Systems, Inc.*                                          2,700         25,380
BMC Software, Inc.*                                         1,300         26,637
Computer Associates International, Inc.                     5,000        140,950
McAfee, Inc.*                                                 900         24,417
Microsoft Corporation                                      45,200      1,181,980
MicroStrategy, Inc.*                                          100          8,274
Novell, Inc.*                                               3,100         27,373
Oracle Corporation*                                        29,000        354,090
Red Hat, Inc.*                                              1,100         29,964
Symantec Corporation*                                      13,261        232,067
                                                                     -----------
                                                                       2,051,132
                                                                     -----------
TECHNOLOGY DISTRIBUTORS - 0.1%
Arrow Electronics, Inc.*                                      800         25,624
Avnet, Inc.*                                                1,100         26,334
CDW Corporation                                               300         17,271
Tech Data Corporation*                                        200          7,936
                                                                     -----------
                                                                          77,165
                                                                     -----------
THRIFTS & MORTGAGE FINANCE - 1.8%
Accredited Home Lenders Holding Company*                      200          9,916
Astoria Financial Corporation                                 750         22,050
Countrywide Financial Corporation                           4,598        157,206
Federal Home Loan Mortgage Corporation                      2,600        169,910
Federal National Mortgage Association                       6,100        297,741
Fremont General Corporation                                   100          2,323
Golden West Financial Corporation                           1,000         66,000
MGIC Investment Corporation                                   400         26,328
PMI Group, Inc.                                               300         12,321
Radian Group, Inc.                                            500         29,295
Washington Mutual, Inc.                                     5,540        240,990
                                                                     -----------
                                                                       1,034,080
                                                                     -----------


                                      160                See accompanying notes.

Schedule of Investments                                                 SERIES W
December 31, 2005                        (MAIN STREET GROWTH & INCOME(R) SERIES)

                                                          NUMBER
                                                        OF SHARES   MARKET VALUE
                                                        ---------   ------------
COMMON STOCKS (CONTINUED)
TIRES & RUBBER - 0.1%
Goodyear Tire & Rubber Company*                            1,500     $    26,070
                                                                     -----------
TOBACCO - 1.7%
Altria Group, Inc.                                        10,500         784,560
Loews Corporation - Carolina Group                           300          13,197
Reynolds American, Inc.                                    1,700         162,061
                                                                     -----------
                                                                         959,818
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS - 0.0%
United Rentals, Inc.*                                        400           9,356
                                                                     -----------
TRUCKING - 0.0%
Landstar System, Inc.                                        300          12,522
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICE - 1.0%
American Tower Corporation*                                1,400          37,940
Crown Castle International Corporation*                      700          18,837
Dobson Communications Corporation*                         1,200           9,000
Sprint Nextel Corporation                                 21,548         503,361
                                                                     -----------
                                                                         569,138
                                                                     -----------
TOTAL COMMON STOCKS
   (cost $52,280,900)                                                 55,575,504
                                                                     -----------
FOREIGN STOCKS - 0.6%
CANADA - 0.6%
Canadian Natural Resources, Ltd.                           1,768          87,647
Paramount Resources, Ltd.*                                 5,300         140,877
Precision Drilling Trust                                     500          16,508
Talisman Energy, Inc.                                      1,600          84,783
Trilogy Energy Trust                                       1,500          30,710
                                                                     -----------
                                                                         360,525
                                                                     -----------
TOTAL FOREIGN STOCKS
   (cost $85,667)                                                        360,525
                                                                     -----------
PREFERRED STOCK - 0.0%
REGIONAL BANKS - 0.0%
Wachovia Corporation*(1)                                     200               1
                                                                     -----------
TOTAL PREFERRED STOCK
   (cost $48)                                                                  1
                                                                     -----------
WARRANT - 0.0%
Dime Bancorp, Inc., $1.00, 11-22-05                        1,000     $       130
                                                                     -----------
TOTAL WARRANT
   (cost $375)                                                               130
                                                                     -----------
TOTAL INVESTMENTS - 99.1%
   (cost $52,366,990)                                                 55,936,160
CASH & OTHER ASSETS, LESS LIABILITIES - 0.9%                             493,088
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $56,429,248
                                                                     ===========

For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $52,824,906.

*    Non-income producing security

(1) Security is restricted. The total market value of restricted securities is $27 (cost $240), or 0.0% of total net assets. The acquisition dates range from June 16, 2000 to June 6, 2002.


                                      161                See accompanying notes.

                                                                        SERIES W
                                         (MAIN STREET GROWTH & INCOME(R) SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ........................................   $55,936,160
Cash ............................................................       534,097
Cash denominated in a foreign currency, at value(2) .............         2,938
Receivables:
   Fund shares sold .............................................       105,274
   Securities sold ..............................................       171,742
   Dividends ....................................................        68,018
Prepaid expenses ................................................         1,028
                                                                    -----------
Total assets ....................................................    56,819,257
                                                                    -----------

LIABILITIES:
Payable for:
   Securities purchased .........................................       266,334
   Fund shares redeemed .........................................        50,886
   Management fees ..............................................        48,179
   Custodian fees ...............................................         4,967
   Transfer agent and administration fees .......................         9,960
   Professional fees ............................................         7,647
   Director's fees ..............................................           706
   Other ........................................................         1,330
                                                                    -----------
Total liabilities ...............................................       390,009
                                                                    -----------
NET ASSETS ......................................................   $56,429,248
                                                                    -----------

NET ASSETS CONSIST OF:
Paid in capital .................................................   $55,465,057
Accumulated undistributed net investment income .................       313,697
Accumulated net realized loss on sale of investments and foreign
   currency transactions ........................................    (2,918,683)
Net unrealized appreciation in value of investments and
   translation of assets and liabilities in foreign currency ....     3,569,177
                                                                    -----------
Net assets ......................................................   $56,429,248
                                                                    ===========
Capital shares authorized .......................................     unlimited
Capital shares outstanding ......................................     6,018,756
Net asset value per share
   (net assets divided by shares outstanding) ...................   $      9.38
                                                                    ===========
(1) Investments, at cost ........................................   $52,366,990
(2) Cash denominated in a foreign currency, at cost .............         2,931

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends (net of foreign withholding tax of $862) ............   $  990,431
   Interest ......................................................          382
                                                                     ----------
   Total investment income .......................................      990,813
                                                                     ----------

EXPENSES:
   Management fees ...............................................      529,945
   Administration fees ...........................................       62,503
   Custodian fees ................................................       40,642
   Transfer agent/maintenance fees ...............................       25,117
   Directors' fees ...............................................        3,048
   Professional fees .............................................       12,221
   Reports to shareholders .......................................        5,384
   Other expenses ................................................        2,343
                                                                     ----------
   Total expenses ................................................      681,203
   Less: Earnings credits applied ................................       (4,008)
                                                                     ----------
   Net expenses ..................................................      677,195
                                                                     ----------
   Net investment income .........................................      313,618
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on:
   Investments ...................................................    2,716,888
   Foreign currency transactions .................................           79
                                                                     ----------
   Net realized gain .............................................    2,716,967
                                                                     ----------
   Net unrealized depreciation during the year on:
      Investments ................................................     (220,452)
   Translation of assets and liabilities in
      foreign currencies .........................................         (112)
                                                                     ----------
   Net unrealized depreciation ...................................     (220,564)
                                                                     ----------
   Net realized and unrealized gain ..............................    2,496,403
                                                                     ----------
   Net increase in net assets resulting from operations ..........   $2,810,021
                                                                     ==========


                                      162                See accompanying notes.

                                                                        SERIES W
Statement of Changes in Net Assets       (MAIN STREET GROWTH & INCOME(R) SERIES)

                                                                                                 YEAR ENDED           YEAR ENDED
                                                                                             DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                                             -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .................................................................     $    313,618        $    364,167
   Net realized gain during the period on investments and foreign currency transactions ..        2,716,967           4,880,215
   Net unrealized depreciation during the period on investments and translation of
      assets and liabilities in foreign currencies .......................................         (220,564)         (1,241,922)
                                                                                               ------------        ------------
   Net increase in net assets resulting from operations ..................................        2,810,021           4,002,460
                                                                                               ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................................................................               --             (17,331)
                                                                                               ------------        ------------
   Total distributions to shareholders ...................................................               --             (17,331)
                                                                                               ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ..........................................................       15,897,164          17,508,541
   Distributions reinvested ..............................................................               --              17,331
   Cost of shares redeemed ...............................................................      (14,014,806)        (14,950,814)
                                                                                               ------------        ------------
   Net increase from capital share transactions ..........................................        1,882,358           2,575,058
                                                                                               ------------        ------------
   Net increase in net assets ............................................................        4,692,379           6,560,187
                                                                                               ------------        ------------

NET ASSETS:
   Beginning of period ...................................................................       51,736,869          45,176,682
                                                                                               ------------        ------------
   End of period .........................................................................     $ 56,429,248        $ 51,736,869
                                                                                               ============        ============
   Accumulated undistributed net investment income at end of year ........................     $    313,697        $    360,383
                                                                                               ============        ============

CAPITAL SHARE ACTIVITY:
   Shares sold ...........................................................................        1,769,434           2,092,659
   Shares reinvested .....................................................................               --               2,098
   Shares redeemed .......................................................................       (1,563,692)         (1,800,092)
                                                                                               ------------        ------------
   Total capital share activity ..........................................................          205,742             294,665
                                                                                               ============        ============


                                      163                See accompanying notes.

Financial Highlights
Selected data for each share of capital                                 SERIES W
stock outstanding throughout each year   (MAIN STREET GROWTH & INCOME(R) SERIES)

                                                                      YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2005      2004      2003      2002       2001
                                                          -------   -------   -------   -------    -------
PER SHARE DATA
Net asset value, beginning of period                      $  8.90   $  8.19   $  6.51   $  8.10    $  9.01
                                                          -------   -------   -------   -------    -------
Income (loss) from investment operations:
Net investment income                                        0.05      0.06      0.03      0.03       0.01
Net gain (loss) on securities (realized and unrealized)      0.43      0.65      1.68     (1.59)     (0.91)
                                                          -------   -------   -------   -------    -------
Total from investment operations                             0.48      0.71      1.71     (1.56)     (0.90)
                                                          -------   -------   -------   -------    -------
Less distributions:
Dividends from net investment income                           --        --     (0.03)    (0.03)     (0.01)
                                                          -------   -------   -------   -------    -------
Total distributions                                            --        --     (0.03)    (0.03)     (0.01)
                                                          -------   -------   -------   -------    -------
Net asset value, end of period                            $  9.38   $  8.90   $  8.19   $  6.51    $  8.10
                                                          =======   =======   =======   =======    =======
TOTAL RETURN (A)                                             5.39%     8.71%    26.26%   (19.28%)    (9.99%)
                                                          -------   -------   -------   -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $56,429   $51,737   $45,177   $30,559    $37,579
                                                          -------   -------   -------   -------    -------
Ratios to average net assets:
Net investment income                                        0.59%     0.76%     0.48%     0.37%      0.14%
Total expenses (b)                                           1.29%     1.28%     1.25%     1.24%      1.25%
Net expenses (c)                                             1.28%     1.28%     1.25%     1.24%      1.24%
                                                          -------   -------   -------   -------    -------
Portfolio turnover rate                                        87%       85%       81%       92%        67%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects the expense ratios after custodian earnings credits, as applicable.


                                      164                See accompanying notes.

                                                                        SERIES X
Manager's Commentary                                   (SMALL CAP GROWTH SERIES)
February 15, 2006                                                    (unaudited)

                                                           (RS INVESTMENTS LOGO)

                                                      Subadvisor, RS Investments

                            (PHOTO OF BILL WOLFENDEN)

                                 Bill Wolfenden
                                Portfolio Manager

TO OUR SHAREHOLDERS:

In 2005, Series X of the SBL Fund - Small Cap Growth Series outperformed its benchmark, the Russell 2000 Growth Index, rising a strong Bill Wolfenden 8.10% gross of fees (7.51% net of Portfolio Manager fees) compared to a 4.15% increase in the benchmark.

The Series' continued to reap performance rewards from various companies in the technology sector in 2005. The Series' technology holdings are broadly diversified across different industries and use technology in varied applications. An example is Digitas, Inc. a fast growing marketing services company that is benefiting from large Fortune 1000 companies moving more advertising dollars to various Internet- and Web-based mediums. New business growth has helped drive Digitas revenue growth north of 20%. The company produces strong gross margins that we believe will continue to fuel earnings growth into 2006 and beyond.

The Series' benefited from a number of strong performing stocks in the financial services sector. Two small-cap property and casualty insurance companies provided strong returns as the calamities of late 2005 rippled through the insurance industry. As capacity has been withdrawn from the market, pricing in some segments has remained very strong. Tower Group, Inc., a specialty property and casualty insurer, contributed strong returns in 2005. Tower Group focuses on underserved niches, primarily in the greater New York markets. The company went public in late 2004 and the stock has been a strong performer in the portfolio.

The Series' was negatively impacted by health care in 2005. Some of the poorly performing names included QLT and VaxGen. Historically, the Series has had strong performance in the health care sector, but 2005 was very disappointing. The holdings in this sector have been repositioned over the past couple months, hoping to have much better attribution from this important growth sector in 2006.

Energy has been a significant contributor to many small-cap growth managers' returns in 2005. In fact, energy contributed more than 50% of the return to the Russell 2000 Growth Index in calendar year 2005. While we have been bullish on segments of energy for two years, we have taken our weighting down to slightly under the benchmark over the last few quarters. Closing out the year, the Series owned a number of energy-related positions, with an emphasis on energy service companies like Superior Energy Services, Inc. and Oil States International, Inc. While these service providers sold off in the fourth quarter, dragging down returns in the short run, we believe they are well positioned to benefit from continued ramp up in drilling for new oil and natural gas reserves.

Historically rising interest rates and rapidly rising oil prices have been bad for small companies, but small-caps overcame these events in 2005. Stocks also persevered through major hurricanes, continued unrest in Iraq, and sporadic worldwide terrorist activities. If interest rates can stabilize and oil prices decline or moderate, then 2006 could be another solid year for small-cap stocks. That said, the Series is positioned today for flat to modestly positive Gross Domestic Product in 2006. The portfolio holds companies offering unique products, services, and/or business models that can grow sales and earnings by creating new markets or capturing market share. We appreciate your continued support.

Sincerely,


-------------------------------------
Bill Wolfenden
Portfolio Manager

                                                                        SERIES X
Manager's Commentary                                   (SMALL CAP GROWTH SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

                     SERIES X VS. RUSSELL 2000 GROWTH INDEX

                               (PERFORMANCE GRAPH)

           SERIES X                                RUSSELL 2000 GROWTH INDEX
---------------------------                        -------------------------
       DATE          VALUE                           DATE          VALUE
   ----------     ---------                        ---------      ---------
   10/15/1997     10,000.00   INCEPTION 10/15/97                  10,000.00
   12/31/1997      9,580.00                         12/31/97       9,181.79
    3/31/1998     10,695.13                         03/31/98      10,273.74
    6/30/1998     10,404.72                         06/30/98       9,682.72
    9/30/1998      8,722.34                         09/30/98       7,518.21
   12/31/1998     10,685.11                         12/31/98       9,295.99
    3/31/1999     10,671.07                         03/31/99       9,139.64
    6/30/1999     11,403.20                         06/30/99      10,487.61
    9/30/1999     13,218.49                         09/30/99       9,972.25
   12/31/1999     20,002.66                         12/31/99      13,302.29
    3/31/2000     25,838.49                         03/31/00      14,537.86
    6/30/2000     22,642.18                         06/30/00      13,465.31
    9/30/2000     22,979.77                         09/30/00      12,930.24
   12/31/2000     18,256.90                         12/31/00      10,317.88
    3/31/2001     13,357.19                        3/31/2001       8,748.79
    6/30/2001     14,751.16                        6/30/2001      10,333.82
    9/30/2001     11,224.62                        9/30/2001       7,431.31
   12/31/2001     13,169.94                       12/31/2001       9,376.30
    3/31/2002     12,785.03                        3/31/2002       9,192.40
    6/30/2002     11,495.09                        6/30/2002       7,749.65
    9/30/2002      9,102.45                        9/30/2002       6,081.96
   12/31/2002      9,674.60                       12/31/2002       6,538.34
    3/31/2003      9,123.25                        3/31/2003       6,284.15
    6/30/2003     11,703.14                        6/30/2003       7,801.58
    9/30/2003     13,544.44                        9/30/2003       8,618.29
   12/31/2003     15,136.07                       12/31/2003       9,711.65
    3/31/2004     16,176.35                        3/31/2004      10,254.15
    6/30/2004     15,926.68                        6/30/2004      10,263.98
    9/30/2004     15,416.94                        9/30/2004       9,646.93
   12/31/2004     17,736.76                       12/31/2004      11,101.04
    3/31/2005     16,634.07                        3/31/2005      10,343.74
    6/30/2005     17,674.35                        6/30/2005      10,703.64
    9/30/2005     18,714.63                        9/30/2005      11,379.55
   12/31/2005     19,068.32                       12/31/2005      11,561.39

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Growth Series) on October 15, 1997 (date of inception), and reflects the fees and expenses of Series X. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   12.38%
Consumer Staples                          1.49
Energy                                    7.23
Financials                                6.36
Health Care                              22.93
Industrials                              13.52
Information Technology                   31.58
Repurchase Agreement                      5.28
Liabilities, less cash & other assets    (0.77)
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

                                               SINCE INCEPTION
PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS      (10-15-97)
-------------------------   ------   -------   ---------------
Series X                     7.51%    0.87%         8.18%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                      166                See accompanying notes.

                                                                        SERIES X
Manager's Commentary                                   (SMALL CAP GROWTH SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                    BEGINNING         ENDING      EXPENSES PAID
                  ACCOUNT VALUE   ACCOUNT VALUE      DURING
                    07-01-05       12-31-05(1)      PERIOD(2)
                  -------------   -------------   -------------
Series X (Small Cap Growth Series)
   Actual           $1,000.00       $1,079.50         $6.18
   Hypothetical      1,000.00        1,019.26          6.01

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 7.95%.

(2) Expenses are equal to the Series annualized expense ratio (net of earnings credits) of 1.18% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES X
December 31, 2005                                      (SMALL CAP GROWTH SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS - 95.5%

AEROSPACE & DEFENSE - 2.5%
DRS Technologies, Inc.                                       23,490   $1,207,856
Hexcel Corporation*                                          59,300    1,070,365
                                                                      ----------
                                                                       2,278,221
                                                                      ----------
AGRICULTURAL PRODUCTS - 1.5%
Central Garden & Pet Company*                                29,460    1,353,392
                                                                      ----------
APPAREL RETAIL - 2.1%
Cache, Inc.*                                                 53,620      928,698
Jos. A. Bank Clothiers, Inc.*                                21,592      937,309
                                                                      ----------
                                                                       1,866,007
                                                                      ----------
APPLICATION SOFTWARE - 7.9%
Bottomline Technologies, Inc.*                               61,680      679,714
Concur Technologies, Inc.*                                   47,260      609,181
Epicor Software Corporation*                                 76,220    1,076,989
Retalix, Ltd.*                                               32,470      794,216
SafeNet, Inc.*                                               33,620    1,083,236
Synplicity, Inc.*                                           139,660    1,159,178
Ultimate Software Group, Inc.*                               48,700      928,709
Witness Systems, Inc.*                                       41,320      812,764
                                                                      ----------
                                                                       7,143,987
                                                                      ----------
BIOTECHNOLOGY - 2.1%
Adeza Biomedical Corporation*                                28,880      607,924
Illumina, Inc.*                                              42,700      602,070
ViroPharma, Inc.*                                            37,130      688,761
                                                                      ----------
                                                                       1,898,755
                                                                      ----------
CASINOS & GAMING - 3.9%
Century Casinos, Inc.*                                       99,920      859,312
Mikohn Gaming Corporation*                                   98,670      973,873
Scientific Games Corporation*                                62,060    1,692,997
                                                                      ----------
                                                                       3,526,182
                                                                      ----------
COMPUTER STORAGE & PERIPHERALS - 1.1%
M-Systems Flash Disk Pioneers, Ltd.*                         30,060      995,587
                                                                      ----------
DATA PROCESSING & OUTSOURCED SERVICES - 1.0%
TNS, Inc.*                                                   48,590      931,956
                                                                      ----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 4.0%
FirstService Corporation*                                    58,720    1,506,168
McGrath Rentcorp                                             44,280    1,230,984
Portfolio Recovery Associates, Inc.*                         19,580      909,295
                                                                      ----------
                                                                       3,646,447
                                                                      ----------
EDUCATION SERVICES - 1.8%
Laureate Education, Inc.*                                    17,750      932,053
Universal Technical Institute, Inc.*                         22,490      695,841
                                                                      ----------
                                                                       1,627,894
                                                                      ----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 2.9%
Itron, Inc.*                                                 22,540      902,502
Optimal Group, Inc.*                                         84,140    1,704,676
                                                                      ----------
                                                                       2,607,178
                                                                      ----------
ENVIRONMENTAL & FACILITIES SERVICES - 1.5%
Rollins, Inc.                                                70,100   $1,381,671
                                                                      ----------
HEALTH CARE EQUIPMENT - 6.5%
AgioDynamics, Inc.*                                          10,410      265,767
Encore Medical Corporation*                                 152,570      755,221
I-Flow Corporation*                                          60,320      881,878
Intermagnetics General Corporation*                          25,180      803,242
Neurometrix, Inc.*                                           11,400      310,992
NuVasive, Inc.*                                              37,070      670,967
SonoSite, Inc.*                                              22,510      788,075
Spectranetics Corporation*                                   75,820      852,975
Syneron Medical, Ltd.*                                       17,210      546,418
                                                                      ----------
                                                                       5,875,535
                                                                      ----------
HEALTH CARE FACILITIES - 2.5%
Five Star Quality Care, Inc.*                               144,790    1,139,497
Health Grades, Inc.*                                         86,970      545,302
LCA-Vision, Inc.                                             12,180      578,672
                                                                      ----------
                                                                       2,263,471
                                                                      ----------
HEALTH CARE SERVICES - 5.8%
AMN Healthcare Services, Inc.*                               52,120    1,030,934
Amedisys, Inc.*                                              17,180      725,683
Lifeline Systems, Inc.*                                      30,940    1,131,166
Matria Healthcare, Inc.*                                     25,880    1,003,109
Merge Technologies, Inc.*                                    25,710      643,778
Providence Service Corporation*                              24,560      707,082
                                                                      ----------
                                                                       5,241,752
                                                                      ----------
HEALTH CARE SUPPLIES - 3.0%
Immucor, Inc.*                                               34,750      811,760
Orthovita, Inc.*                                            176,200      683,656
PolyMedica Corporation                                       35,886    1,201,104
                                                                      ----------
                                                                       2,696,520
                                                                      ----------
HOME IMPROVEMENT RETAIL - 0.7%
Building Materials Holding Corporation                        9,180      626,168
                                                                      ----------
HOTELS, RESORTS & CRUISE LINES - 1.3%
Steiner Leisure, Ltd.*                                       32,610    1,159,612
                                                                      ----------
HOUSEWARES & SPECIALTIES - 1.3%
Jarden Corporation*                                          39,175    1,181,126
                                                                      ----------
HUMAN RESOURCE & EMPLOYMENT SERVICES - 1.0%
Barrett Business Services, Inc.*                             37,930      947,871
                                                                      ----------
INDUSTRIAL MACHINERY - 0.9%
Axsys Technologies, Inc.*                                    44,020      790,159
                                                                      ----------
INTERNET RETAIL - 0.5%
Ctrip.com International, Ltd. ADR                             8,630      498,383
                                                                      ----------


                                      168                See accompanying notes.

Schedule of Investments                                                 SERIES X
December 31, 2005                                      (SMALL CAP GROWTH SERIES)

                                                          NUMBER        MARKET
                                                         OF SHARES      VALUE
                                                        ----------   -----------
COMMON STOCKS (CONTINUED)

INTERNET SOFTWARE & SERVICES - 11.7%
CyberSource Corporation*                                   152,130   $ 1,004,058
Digitas, Inc.*                                              90,480     1,132,810
Equinix, Inc.*                                              38,210     1,557,440
j2 Global Communications, Inc.*                             34,110     1,457,861
Keynote Systems, Inc.*                                      77,940     1,001,529
Marchex, Inc. (Cl.B)*                                       18,250       410,443
Online Resources Corporation*                              100,390     1,109,310
Openwave Systems, Inc.*                                     42,810       747,891
RADVision, Ltd.*                                            55,410       918,847
RightNow Technologies, Inc.*                                30,080       555,277
ValueClick, Inc.*                                           40,350       730,739
                                                                     -----------
                                                                      10,626,205
                                                                     -----------
LEISURE PRODUCTS - 0.4%
Nautilus, Inc.                                              17,100       319,086
                                                                     -----------
MARINE - 1.2%
American Commercial Lines, Inc.*                            35,800     1,084,382
                                                                     -----------
MULTI-LINE INSURANCE - 1.2%
Amerisafe, Inc.*                                           104,940     1,057,795
                                                                     -----------
OIL & GAS DRILLING - 3.1%
Grey Wolf, Inc.*                                           122,790       949,167
Patterson-UTI Energy, Inc.                                  27,040       890,968
Unit Corporation*                                           17,620       969,629
                                                                     -----------
                                                                       2,809,764
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 4.1%
Hydril*                                                     11,260       704,876
Maverick Tube Corporation*                                  27,780     1,107,311
Oil States International, Inc.*                             28,830       913,334
Superior Energy Services, Inc.*                             48,290     1,016,505
                                                                     -----------
                                                                       3,742,026
                                                                     -----------
PHARMACEUTICALS - 3.1%
AtheroGenics, Inc.*                                         33,750       675,338
First Horizon Pharmaceutical Corporation*                   48,210       831,623
Matrixx Initiatives, Inc.*                                  22,160       464,252
Salix Pharmaceuticals, Ltd.*                                47,970       843,313
                                                                     -----------
                                                                       2,814,526
                                                                     -----------
PROPERTY & CASUALTY INSURANCE - 1.5%
Navigators Group, Inc.*                                     17,840       778,002
Tower Group, Inc.                                           26,980       593,020
                                                                     -----------
                                                                       1,371,022
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS - 1.4%
KKR Financial Corporation                                   54,220     1,300,738
                                                                     -----------
REGIONAL BANKS - 2.2%
Boston Private Financial Holdings, Inc.                     23,470       713,957
PrivateBancorp, Inc.                                        37,210     1,323,560
                                                                     -----------
                                                                       2,037,517
                                                                     -----------
RESTAURANTS - 0.5%
Cosi, Inc.*                                                 51,000       423,300
                                                                     -----------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                          NUMBER        MARKET
                                                         OF SHARES      VALUE
                                                        ----------   -----------
COMMON STOCKS (CONTINUED)

SEMICONDUCTOR EQUIPMENT - 2.6%
Advanced Analogic Technologies, Inc.*                       55,530   $   769,090
PDF Solutions, Inc.*                                        53,200       864,500
Ultratech, Inc.*                                            45,800       752,036
                                                                     -----------
                                                                       2,385,626
                                                                     -----------
SEMICONDUCTORS - 3.4%
02Micro International, Ltd. ADR*                            71,290       725,732
Microsemi Corporation*                                      33,650       930,759
SRS Labs, Inc.*                                            105,280       692,742
Volterra Semiconductor Corporation*                         49,350       740,250
                                                                     -----------
                                                                       3,089,483
                                                                     -----------
SYSTEMS SOFTWARE - 0.9%
WebSideStory, Inc.*                                         47,180       855,373
                                                                     -----------
TRUCKING - 2.4%
Old Dominion Freight Line, Inc.*                            38,230     1,031,445
Vitran Corporation, Inc.*                                   55,890     1,101,033
                                                                     -----------
                                                                       2,132,478
                                                                     -----------
TOTAL COMMON STOCKS
   (cost $74,991,820)                                                 86,587,195
                                                                     -----------
REPURCHASE AGREEMENT - 5.3%

United Missouri Bank, 3.78%, dated 12-30-05,
   matures 01-03-06; repurchase amount of
   $4,786,009 (Collateralized by U.S.
   Treasury Bills, 03-09-06 with a value of
   $4,879,774)                                          $4,784,000     4,784,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
   (cost $4,784,000)                                                   4,784,000
                                                                     -----------
TOTAL INVESTMENTS - 100.8%
   (cost $79,775,820)                                                 91,371,195
LIABILITIES, LESS CASH & OTHER ASSETS - (0.8%)                          (700,041)
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $90,671,154
                                                                     ===========

For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $80,004,478

*    Non-income producing security

ADR (American Depositary Receipt)


                                       169               See accompanying notes.

                                                                        SERIES X
                                                       (SMALL CAP GROWTH SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ........................................   $ 91,371,195
Cash ............................................................          4,096
Receivables:
   Fund shares sold .............................................        218,829
   Securities sold ..............................................        426,839
   Dividends ....................................................          1,377
Prepaid expenses ................................................          1,658
                                                                    ------------
Total assets ....................................................     92,023,994
                                                                    ------------
LIABILITIES:
Payable for:
   Securities purchased .........................................      1,047,335
   Fund shares redeemed .........................................        201,189
   Management fees ..............................................         77,645
   Custodian fees ...............................................          5,100
   Transfer agent and administration fees .......................         10,000
   Professional fees ............................................          7,691
   Director's fees ..............................................          1,000
   Other ........................................................          2,880
                                                                    ------------
   Total liabilities ............................................      1,352,840
                                                                    ------------
   NET ASSETS ...................................................   $ 90,671,154
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $104,067,516
Accumulated net realized loss
   on sale of investments .......................................    (24,991,737
Net unrealized appreciation
   in value of investments ......................................     11,595,375
                                                                    ------------
Net assets ......................................................   $ 90,671,154
                                                                    ============
Capital shares authorized .......................................      unlimited
Capital shares outstanding ......................................      4,947,404
Net asset value per share
   (net assets divided by shares outstanding) ...................   $      18.33
                                                                    ============
(1)Investments, at cost .........................................   $ 79,775,820

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends .....................................................   $   126,494
   Interest ......................................................       159,574
                                                                     -----------
   Total investment income .......................................       286,068
                                                                     -----------
EXPENSES:
   Management fees ...............................................       855,053
   Administration fees ...........................................        79,417
   Custodian fees ................................................        20,652
   Transfer agent/maintenance fees ...............................        25,131
   Directors' fees ...............................................         4,721
   Professional fees .............................................        14,340
   Reports to shareholders .......................................         9,784
   Other expenses ................................................         4,116
                                                                     -----------
   Total expenses ................................................     1,013,214
   Less: Earnings credits applied ................................          (459)
                                                                     -----------
   Net expenses ..................................................     1,012,755
                                                                     -----------
   Net investment loss ...........................................      (726,687)
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year on
   Investments ...................................................     8,252,526
                                                                     -----------
   Net realized gain .............................................     8,252,526
                                                                     -----------
Net unrealized depreciation during the year on
   Investments ...................................................    (1,603,848)
                                                                     -----------
   Net unrealized depreciation ...................................    (1,603,848)
                                                                     -----------
   Net realized and unrealized gain ..............................     6,648,678
                                                                     -----------
   Net increase in net assets
      resulting from operations ..................................   $ 5,921,991
                                                                     ===========


                                      170                See accompanying notes.

                                                                        SERIES X
Statement of Changes in Net Assets                     (SMALL CAP GROWTH SERIES)

                                                                        YEAR ENDED          YEAR ENDED
                                                                    DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                    -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ..........................................     $   (726,687)       $   (758,029)
   Net realized gain during the period on investments ...........        8,252,526          16,327,212
   Net unrealized depreciation during the period on investments..       (1,603,848)         (2,390,800)
                                                                      ------------        ------------
   Net increase in net assets resulting from operations .........        5,921,991          13,178,383
                                                                      ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares .................................       25,405,430          33,797,054
   Cost of shares redeemed ......................................      (32,524,330)        (44,847,080)
                                                                      ------------        ------------
   Net decrease from capital share transactions .................       (7,118,900)        (11,050,026)
                                                                      ------------        ------------
   Net increase (decrease) in net assets ........................       (1,196,909)          2,128,357
                                                                      ------------        ------------
NET ASSETS:
   Beginning of period ..........................................       91,868,063          89,739,706
                                                                      ------------        ------------
   End of period ................................................     $ 90,671,154        $ 91,868,063
                                                                      ============        ============
CAPITAL SHARE ACTIVITY:
   Shares sold ..................................................        1,479,550           2,234,913
   Shares redeemed ..............................................       (1,920,417)         (3,015,092)
                                                                      ------------        ------------
   Total capital share activity .................................         (440,867)           (780,179)
                                                                      ============        ============


                                       171               See accompanying notes.

Financial Highlights
Selected data for each share of capital stock                           SERIES X
outstanding throughout each year                      (SMALL CAP GROWTH SERIES)

                                                                         YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------
                                                            2005       2004       2003     2002(D)      2001
                                                          -------    -------    -------    -------    -------
PER SHARE DATA
Net asset value, beginning of period                      $ 17.05    $ 14.55    $  9.30    $ 12.66    $ 17.55
                                                          -------    -------    -------    -------    -------
Income (loss) from investment operations:
Net investment income (loss)                                (0.15)     (0.14)     (0.10)     (0.10)     (0.09)
Net gain (loss) on securities (realized and unrealized)      1.43       2.64       5.35      (3.26)     (4.80)
                                                          -------    -------    -------    -------    -------
Total from investment operations                             1.28       2.50       5.25      (3.36)     (4.89)
                                                          -------    -------    -------    -------    -------
Net asset value, end of period                            $ 18.33    $ 17.05    $ 14.55    $  9.30    $ 12.66
                                                          =======    =======    =======    =======    =======

                                                          -------    -------    -------    -------    -------
TOTAL RETURN(A)                                              7.51%     17.18%     56.45%    (26.54%)   (27.86%)
                                                          -------    -------    -------    -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $90,671    $91,868    $89,740    $48,193    $73,408
                                                          -------    -------    -------    -------    -------
Ratios to average net assets:
Net investment income (loss)                                (0.85%)    (0.89%)    (1.00%)    (0.89%)    (0.66%)
Total expenses(b)                                            1.19%      1.17%      1.17%      1.15%      1.15%
Net expenses(c)                                              1.18%      1.17%      1.16%      1.15%      1.15%
                                                          -------    -------    -------    -------    -------
Portfolio turnover rate                                       116%       146%       208%       282%       353%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects the expense ratios after custodian earnings credits.

(d) RS Investments, Inc. became the sub-adviser of Series X effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC (SMC) paid Strong Capital Management, Inc. for sub-advisory services.


                                       172               See accompanying notes.

                                                                        SERIES Y
Manager's Commentary                                          (SELECT 25 SERIES)
February 15, 2006                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

                           (PHOTO OF MARK A. MITCHELL)
                                Mark A. Mitchell
                                Portfolio Manager

TO OUR SHAREHOLDERS:

Series Y of SBL Fund - Select 25 Series returned 11.75% in the 12-month period ended December 31, 2005, beating the benchmark Russell 1000 Growth Index's return of 5.26% and out performing the Series' peer group median return of 6.83%. Strong stock selection and sector positioning drove excellent results in 2005.

Our approach to managing Series Y is based on our investment philosophy described below.

We understand a company's growth potential over the long-term based on our bottom up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long-term, and we take advantage of investor uncertainty and short-term thinking.

This philosophy is applied to a broad range of growth names. Our research analysts recommend their favorite stocks based on this analysis. We then narrow the list down to our favorite 25-30 names that get included in the portfolio.

ENERGY AND INDUSTRIALS STOCKS TOP PERFORMERS

The Series' energy sector holdings were up 41% for the year. The sector benefited significantly as a result of the increase in the price of crude oil. Positions in BJ Services Company (BJ Services), Williams Companies, Inc. (Williams) and KFx, Inc. contributed positively to the Series. BJ Services and Williams, up 59% and 44% respectively, benefited from rising oil prices. KFx appreciated 18% as a result of progress being made in the commercialization of the company's proprietary clean coal technology.

The industrial sector was up over 23% for the Series versus up 4% for the benchmark. Shaw Group, Inc. and J.B. Hunt Services, Inc. (JB Hunt) were the major drivers within the sector. Shaw Group was up 63% as a result of continued worldwide economic growth and the corresponding demand for its infrastructure related services. JB Hunt was up 17%, benefiting from solid trucking demand in a supply constrained industry.

HEALTHCARE AND CONSUMER SECTORS DISAPPOINT

Healthcare, as a sector overall, under performed the index. Strong performance by Amgen, Inc. was partially offset by the negative impact of Boston Scientific. Amgen was up over 22% as a result of posting solid operating results and diminishing fears regarding the reimbursement environment. Boston Scientific was down over 18% as a result of concerns regarding its long-term growth prospects and declining market share in the drug eluting stent market in the U.S.

Both the consumer discretionary and consumer staples sectors under performed their respective benchmark. Harley Davidson, down 18%, and Wal-Mart, down 10%, impacted the Series negatively. Harley Davidson was down as a result of lowering its 2005 production schedule and general concerns over a slowdown in consumer spending. Wal-Mart, too, was negatively impacted by consumer slowdown fears as well as questions concerning its long-term growth prospects.

2006 MARKET OUTLOOK

Though we are positive on the equity market for 2006, we do have several near-term concerns. The most significant, in our opinion, is the spending capacity of the U.S. consumer. Above average consumer spending trends have persisted as a result of favorable monetary and fiscal policies. These favorable policy trends are now being reversed. Additionally, higher energy prices will continue to weigh heavily on the consumer as we move through the winter heating season.

We continue to look for opportunities that are long-term in nature and benefit from both an attractive valuation and the ability to improve their fundamental competitive position.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value(1). We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


Mark A. Mitchell
Portfolio Manager

(1) Dollar cost averaging does not assure profits or protect against loss in a declining market.

                                                                        SERIES Y
Manager's Commentary                                          (SELECT 25 SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

SERIES Y VS. S&P 500 INDEX AND RUSSELL 1000 GROWTH INDEX

                               (PERFORMANCE GRAPH)

            SERIES Y                                    S&P 500 INDEX                             RUSSELL 1000 GROWTH INDEX
----------------------------                       -------------------------                      -------------------------
       DATE          VALUE                           DATE            VALUE                          DATE            VALUE
    ----------     ---------                       ----------      ---------                      ----------      ---------
        5/3/99     10,000.00    INCEPTION 5/03/99                  10,000.00    INCEPTION 5/03/99                 10,000.00
       6/30/99     10,510.00                          6/30/99      10,305.90                       6/30/1999      10,371.51
       9/30/99     10,340.00                          9/30/99       9,662.23                       9/30/1999       9,991.06
    12/31/1999     12,370.00                         12/31/99      11,099.83                      12/31/1999      12,503.51
       3/31/00     12,240.00                          3/31/00      11,354.94                       3/31/2000      13,394.83
       6/30/00     11,870.00                         06/30/00      11,053.83                        06/30/00      13,032.53
       9/30/00     11,580.00                         09/30/00      10,946.91                        09/30/00      12,330.94
      12/31/00     10,380.00                         12/31/00      10,091.15                        12/31/00       9,699.57
     3/31/2001      8,830.00                        3/31/2001       8,895.28                       3/31/2001       7,672.36
     6/30/2001      9,510.00                        6/30/2001       9,416.16                       6/30/2001       8,318.29
     9/30/2001      7,690.00                        9/30/2001       8,034.87                       9/30/2001       6,703.71
    12/31/2001      9,350.00                       12/31/2001       8,893.97                      12/31/2001       7,719.01
     3/31/2002      9,310.00                        3/31/2002       8,918.14                       3/31/2002       7,519.17
     6/30/2002      7,560.00                        6/30/2002       7,723.63                       6/30/2002       6,115.18
     9/30/2002      6,600.00                        9/30/2002       6,389.69                       9/30/2002       5,195.12
    12/31/2002      6,860.00                       12/31/2002       6,929.34                      12/31/2002       5,566.29
     3/31/2003      6,710.00                        3/31/2003       6,711.11                       3/31/2003       5,506.60
     6/30/2003      7,380.00                        6/30/2003       7,744.15                       6/30/2003       6,294.89
     9/30/2003      7,480.00                        9/30/2003       7,949.11                       9/30/2003       6,541.53
    12/31/2003      8,080.00                       12/31/2003       8,917.03                      12/31/2003       7,223.28
     3/31/2004      8,420.00                        3/31/2004       9,068.30                       3/31/2004       7,279.83
     6/30/2004      8,480.00                        6/30/2004       9,223.74                       6/30/2004       7,420.84
     9/30/2004      8,060.00                        9/30/2004       9,050.82                       9/30/2004       7,033.44
    12/31/2004      9,020.00                       12/31/2004       9,886.55                      12/31/2004       7,678.53
     3/31/2005      8,730.00                        3/31/2005       9,673.56                       3/31/2005       7,364.99
     6/30/2005      8,830.00                        6/30/2005       9,805.25                       6/30/2005       7,546.72
     9/30/2005      9,660.00                        9/30/2005      10,159.08                       9/30/2005       7,849.59
    12/31/2005     10,080.00                       12/31/2005      10,370.14                      12/31/2005       8,083.34

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series Y (Select 25 Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series Y. Series Y changed its benchmark index to the Russell 1000 Growth Index. The Investment Manager has determined that the Russell 1000 Growth Index is a more appropriate index than the S&P 500 Index, which is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance, because the Russell 1000 Growth Index more closely reflects the types of securities in which the Series invests and thus provides shareholders with a more appropriate benchmark against which to compare the Series' performance. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance. The Russell 1000 Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

AVERAGE ANNUAL RETURNS

                                               SINCE INCEPTION
PERIODS ENDED 12-31-05(1)   1 YEAR   5 YEARS       (5-3-99)
-------------------------   ------   -------   ---------------
Series Y                    11.75%   (0.58%)        0.12%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                   13.35%
Consumer Staples                          5.08
Energy                                    8.76
Financials                                9.36
Health Care                              12.94
Industrials                              20.23
Information Technology                   13.65
Materials                                 4.06
Utilities                                 6.23
Exchange Traded Funds                     2.48
Commercial Paper                          5.40
Repurchase Agreement                      0.83
Liabilities, less cash & other assets    (2.37)
Total net assets                        100.00%
                                        ======


                                      174                See accompanying notes.

                                                                        SERIES Y
Manager's Commentary                                          (SELECT 25 SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                          BEGINNING         ENDING        EXPENSES
                        ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING
                           07-01-05      12-31-05(1)     PERIOD(2)
                        -------------   -------------   -----------
Series Y
   (Select 25 Series)
   Actual                 $1,000.00       $1,135.10        $5.38
   Hypothetical            1,000.00        1,020.16         5.09

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 13.51%.

(2) Expenses are equal to the Series annualized expense ratio 1.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES Y
December 31, 2005                                             (SELECT 25 SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS - 96.2%
AEROSPACE & DEFENSE - 4.3%
L-3 Communications Holdings, Inc.                            21,300   $1,583,655
                                                                      ----------
AIR FREIGHT & LOGISTICS - 5.1%
FedEx Corporation                                            18,200    1,881,698
                                                                      ----------
BIOTECHNOLOGY - 2.9%
Amgen, Inc.*                                                 13,700    1,080,382
                                                                      ----------

BROADCASTING & CABLE TV - 2.9%
Univision Communications, Inc.*                              36,300    1,066,857
                                                                      ----------
COMMUNICATIONS EQUIPMENT - 8.8%
3Com Corporation*                                           204,000      734,400
ADC Telecommunications, Inc.*                                64,742    1,446,336
Cisco Systems, Inc.*                                         63,300    1,083,696
                                                                      ----------
                                                                       3,264,432
                                                                      ----------
CONSTRUCTION & ENGINEERING - 7.3%
Shaw Group, Inc.*                                            93,000    2,705,370
                                                                      ----------
DATA PROCESSING & OUTSOURCED SERVICES - 3.9%
First Data Corporation                                       33,700    1,449,437
                                                                      ----------
ELECTRIC UTILITIES - 6.2%
KFx, Inc.*                                                  134,700    2,304,717
                                                                      ----------
EXCHANGE TRADED FUNDS - 2.5%
iShares Russell 1000 Growth Index Fund                       18,000      918,900
                                                                      ----------
HEALTH CARE EQUIPMENT - 4.2%
Medtronic, Inc.                                              26,900    1,548,633
                                                                      ----------
HEALTH CARE SERVICES - 2.5%
Covance, Inc.*                                               19,000      922,450
                                                                      ----------
HOME IMPROVEMENT RETAIL - 2.8%
Home Depot, Inc.                                             25,900    1,048,432
                                                                      ----------
HOTELS, RESORTS & CRUISE LINES - 4.4%
Carnival Corporation                                         30,800    1,646,876
                                                                      ----------
HYPERMARKETS & SUPERCENTERS - 3.2%
Wal-Mart Stores, Inc.                                        25,400    1,188,720
                                                                      ----------
INDUSTRIAL GASES - 4.1%
Praxair, Inc.                                                28,400    1,504,064
                                                                      ----------
MOVIES & ENTERTAINMENT - 3.2%
Viacom, Inc. (Cl.B)                                          36,200    1,180,120
                                                                      ----------
MULTI-LINE INSURANCE - 4.1%
American International Group, Inc.                           22,300    1,521,529
                                                                      ----------
OIL & GAS EQUIPMENT & SERVICES - 4.5%
BJ Services Company                                          45,500    1,668,485
                                                                      ----------
OIL & GAS STORAGE & TRANSPORTATION - 4.3%
Williams Companies, Inc.                                     68,000    1,575,560
                                                                      ----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 5.3%
Citigroup, Inc.                                              14,000      679,420
First Marblehead Corporation(1)                              38,500    1,265,110
                                                                      ----------
                                                                       1,944,530
                                                                      ----------

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER       MARKET
                                                        OF SHARES      VALUE
                                                       ----------   -----------
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS - 3.3%
Johnson & Johnson                                          20,600   $ 1,238,060
                                                                    -----------
SEMICONDUCTOR EQUIPMENT - 0.9%
Mindspeed Technologies, Inc.*                             145,000       340,750
                                                                    -----------
SOFT DRINKS - 1.9%
PepsiCo, Inc.                                              11,700       691,236
                                                                    -----------
TRUCKING - 3.6%
J.B. Hunt Transport Services, Inc.                         58,200     1,317,648
                                                                    -----------
TOTAL COMMON STOCKS
   (cost $28,247,847)                                                35,592,541
                                                                    -----------
ASSET BACKED COMMERCIAL PAPER - 2.7%
FINANCIAL COMPANIES - TRADE RECEIVABLES - 2.7%
Sheffield Receivables Corporation,
   4.25%, 01-05-06                                     $1,000,000       999,528
                                                                    -----------
TOTAL ASSET BACKED COMMERCIAL PAPER
   (cost $999,528)                                                      999,528
                                                                    -----------
COMMERCIAL PAPER - 2.7%
BROKERAGE - 2.7%
Goldman Sachs Group Inc.,
   4.32%, 01-03-06                                     $1,000,000       999,758
                                                                    -----------
TOTAL COMMERCIAL PAPER
   (cost $999,758)                                                      999,758
                                                                    -----------
REPURCHASE AGREEMENT - 0.8%
United Missouri Bank, 3.78%, dated 12-30-05,
   matures 01-03-06; repurchase amount of $306,129
   (Collateralized by U.S. Treasury Notes, 2.375%,
   08-15-06 with a value of $312,978)                  $  306,000       306,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENT
   (cost $306,000)                                                      306,000
                                                                    -----------
TOTAL INVESTMENTS - 102.4%
   (cost $30,553,133)                                                37,897,827
LIABILITIES, LESS CASH & OTHER ASSETS - (2.4%)                         (879,968)
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $37,017,859
                                                                    ===========

The identified cost of investments owned at December 31, 2005 was the same for federal income tax and financial statement purposes.

*    Non-Income producing security.

(1) A portion of this security is segregated as collateral for written options contracts.


                                       176               See accompanying notes.

                                                                        SERIES Y
                                                              (SELECT 25 SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) .......................................   $ 37,897,827
Cash ...........................................................            744
Receivables:
   Fund shares sold ............................................        316,092
   Dividends ...................................................         15,139
Prepaid expenses ...............................................            562
                                                                   ------------
Total assets ...................................................     38,230,364
                                                                   ------------
LIABILITIES:
Payable for:
   Securities purchased ........................................      1,145,585
   Fund shares redeemed ........................................         18,971
   Written options, at value
   (premiums received, $18,771) ................................          9,000
Management fees ................................................         23,134
Custodian fees .................................................          1,200
Transfer agent and administration fees .........................          5,049
Professional fees ..............................................          7,481
Director's fees ................................................            400
Other ..........................................................          1,685
                                                                   ------------
Total liabilities ..............................................      1,212,505
                                                                   ------------
NET ASSETS .....................................................   $ 37,017,859
                                                                   ============
NET ASSETS CONSIST OF:
Paid in capital ................................................   $ 50,432,085
Accumulated net realized loss
   on sale of investments ......................................    (20,768,691)
Net unrealized appreciation in
   value of investments and options written ....................      7,354,465
                                                                   ------------
Net assets .....................................................   $ 37,017,859
                                                                   ============
Capital shares authorized ......................................      unlimited
Capital shares outstanding .....................................      3,673,845
Net asset value per share
   (net assets divided by shares outstanding) ..................   $      10.08
                                                                   ============
(1)Investments, at cost ........................................   $ 30,553,133

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends .....................................................   $  258,589
   Interest ......................................................       46,069
                                                                     ----------
   Total investment income .......................................      304,658
                                                                     ----------

EXPENSES:
   Management fees ...............................................      240,285
   Administration fees ...........................................       29,128
   Custodian fees ................................................        5,858
   Transfer agent/maintenance fees ...............................       25,131
   Directors' fees ...............................................        1,702
   Professional fees .............................................       10,865
   Reports to shareholders .......................................        3,695
   Other expenses ................................................        1,655
                                                                     ----------
   Total expenses ................................................      318,319
                                                                     ----------
   Net investment loss ...........................................      (13,661)
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the year on
   Investments ...................................................    1,552,451
                                                                     ----------
   Net realized gain .............................................    1,552,451
                                                                     ----------
Net unrealized appreciation during the year on:
   Investments ...................................................    2,058,436
   Options written ...............................................        9,771
                                                                     ----------
   Net unrealized appreciation ...................................    2,068,207
                                                                     ----------
   Net realized and unrealized gain ..............................    3,620,658
                                                                     ----------
   Net increase in net assets
      resulting from operations ..................................   $3,606,997
                                                                     ==========


                                       177               See accompanying notes.

                                                                        SERIES Y
Statement of Changes in Net Assets                            (SELECT 25 SERIES)

                                                                             YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2005   DECEMBER 31, 2004
                                                                         -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ...............................................     $    (13,661)       $    (52,557)
   Net realized gain during the period on investments ................        1,552,451             870,310
   Net unrealized appreciation during the period on
      investments and options written ................................        2,068,207           2,734,534
                                                                           ------------        ------------
   Net increase in net assets resulting from operations ..............        3,606,997           3,552,287
                                                                           ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares ......................................       13,147,535          14,709,618
   Cost of shares redeemed ...........................................      (13,568,691)        (19,219,579)
                                                                           ------------        ------------
   Net decrease from capital share transactions ......................         (421,156)         (4,509,961)
                                                                           ------------        ------------
   Net increase (decrease) in net assets .............................        3,185,841            (957,674)
                                                                           ------------        ------------
NET ASSETS:
   Beginning of period ...............................................       33,832,018          34,789,692
                                                                           ------------        ------------
   End of period .....................................................     $ 37,017,859        $ 33,832,018
                                                                           ============        ============

CAPITAL SHARE ACTIVITY:
   Shares sold .......................................................        1,425,367           1,775,427
   Shares redeemed ...................................................       (1,501,879)         (2,329,965)
                                                                           ------------        ------------
   Total capital share activity ......................................          (76,512)           (554,538)
                                                                           ============        ============


                                       178               See accompanying notes.

Financial Highlights
Selected data for each share of capital stock                           SERIES Y
outstanding throughout each year                              (SELECT 25 SERIES)

                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                            2005      2004      2003      2002      2001
                                                          -------   -------   -------   -------   -------
PER SHARE DATA
Net asset value, beginning of period                      $  9.02   $  8.08   $  6.86   $  9.35   $ 10.38
                                                          -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)                                   --     (0.01)       --     (0.01)    (0.02)
Net gain (loss) on securities (realized and unrealized)      1.06      0.95      1.22     (2.48)    (1.01)
                                                          -------   -------   -------   -------   -------
Total from investment operations                             1.06      0.94      1.22     (2.49)    (1.03)
                                                          -------   -------   -------   -------   -------
Net asset value, end of period                            $ 10.08   $  9.02   $  8.08   $  6.86   $  9.35
                                                          =======   =======   =======   =======   =======

TOTAL RETURN(A)                                             11.75%    11.63%    17.78%   (26.63%)   (9.92%)
                                                          -------   -------   -------   -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $37,018   $33,832   $34,790   $34,286   $52,998
                                                          -------   -------   -------   -------   -------
Ratios to average net assets:
Net investment income (loss)                                (0.04%)   (0.15%)   (0.01%)   (0.18%)   (0.20%)
Total expenses                                               0.99%     0.95%     0.93%     0.89%     0.88%
                                                          -------   -------   -------   -------   -------
Portfolio turnover rate                                        28%       42%       49%       34%       38%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.


                                       179               See accompanying notes.

                       This page left blank intentionally.

                                                                        SERIES Z
MANAGERS' COMMENTARY                                  (ALPHA OPPORTUNITY SERIES)
February 15, 2006                                                    (unaudited)

Advised by:

                          (SECURITY BENEFIT (SM) LOGO)
                        Security Management Company, LLC

                                      and

                     (MAINSTREAM INVESTMENT ADVISERS LOGO)

                                                          Subadvisor, Mainstream
                                                             Investment Advisers

                             (PHOTO OF BILL JENKINS)
                                  Bill Jenkins
                              Co-Portfolio Manager

                              (PHOTO OF MARK LAMB)
                                    Mark Lamb
                              Co-Portfolio Manager

TO OUR SHAREHOLDERS:

With a strong second half of the year, Series Z of SBL Fund - Alpha Opportunity Series, returned 6.66% for the 12-month period ended December 31, 2005, outpacing the Series' median peer group return of 5.45%, and the 4.91% return for the S&P 500 Total Return Index for the same timeframe. We believe our investment approach delivers significant long-term value, as demonstrated by the Series' total return of 42.07% since its July 7, 2003 inception, which has exceeded the S&P 500's Total Return by 15.18%.

During the year, the active investing strategy of the Series exceeded the Index, and the passive investing strategy performed as expected. The passive strategy replicates the Index by investing in high-quality, short-term fixed income instruments and by being long in index futures. While the passive strategy provides the necessary liquidity, the active strategy focuses on adding value long term.

Through an actively managed portfolio of mainly common stocks, both long and short, we are investors focused on generating positive (absolute) returns over time during various market environments while maintaining a risk profile that is less than the marketplace in general. We are sensitive to changes in stock prices and company and market information. This proactive approach helps keep our investment themes fresh and risk level moderate.

TOP PERFORMERS IN WORLDWIDE INFRASTRUCTURE BUILDING

For the year 2005, the Series' most successful holdings were in the basic materials, energy, engineering and industrial machinery sectors, all of which benefited from worldwide infrastructure building, particularly in China. These included Phelps Dodge Corporation, Joy Global Inc., Fluor Corporation, Arch Coal, Inc., and Bucyrus International, Inc. There were company specific disappointments, however. Texas Industries, Inc., Braskem S.A. and Avery Dennison Corporation experienced earnings shortfalls and therefore were underperformers.

As of year-end, the active portion of our portfolio was composed of approximately 87% long equities and the balance in cash. Individual holdings remain broadly diversified with sector concentrations in materials and processing, producer durables and selected transports. The Series' holdings at year-end included Weyerhaeuser Company, Caterpillar Inc., Eagle Materials, Inc., Southwest Airlines Company, Cascade Corporation, Arch Coal, Inc. and CNF, Inc.


OUTLOOK FOR 2006

We see opportunity ahead. Our investment approach remains intact. Our investment process principally screens for trend, value and theme. The vast majority of stocks are trending positively. Currently equities offer attractive value over bonds, real estate and most other assets. We continue to be focused on the best relative -value sectors which include the materials, energy and production segments of the economy. Cyclicals look attractive relative to non-cyclicals.

In selected sectors, we believe a strong market rally may unfold. Investors continue to have generally low expectations for equities and are both absolutely and relatively underinvested in the market. Our "post boom/bust" investment theme remains in clear focus and we expect to see a solid market rally led by energy, materials, industrials and transportation.

We appreciate your commitment and investment in the Series and look forward to continuing our service in 2006.

Sincerely,


Bill Jenkins, Co-Portfolio Manager
Mark Lamb, Co-Portfolio Manager

                                                                        SERIES Z
MANAGERS' COMMENTARY                                  (ALPHA OPPORTUNITY SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

                           SERIES Z VS. S&P 500 INDEX

                               (PERFORMANCE GRAPH)

            SERIES Z                                   S&P 500 INDEX
---------------------------                      -------------------------
       DATE         VALUE                           DATE           VALUE
    ----------    ---------                      ----------      ---------
        7/7/03    10,000.00   INCEPTION 7/07/03                  10,000.00
       9/30/03    10,280.00                       9/30/2003      10,264.66
      12/31/03    11,832.51                      12/31/2003      11,514.53
     3/31/2004    12,065.35                       3/31/2004      11,709.86
     6/30/2004    12,287.60                       6/30/2004      11,910.59
     9/30/2004    12,420.34                       9/30/2004      11,687.29
    12/31/2004    13,320.51                      12/31/2004      12,766.47
     3/31/2005    13,285.97                       3/31/2005      12,491.44
     6/30/2005    13,090.25                       6/30/2005      12,661.48
     9/30/2005    13,919.18                       9/30/2005      13,118.39
    12/31/2005    14,207.01                      12/31/2005      13,390.92

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series Z (Alpha Opportunity Series) on July 7, 2003 (date of inception), and reflects the fees and expenses of Series Z. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

PORTFOLIO COMPOSITION BY SECTOR

Consumer Discretionary                    3.99%
Consumer Staples                          0.81
Energy                                    4.09
Exchange Traded Funds                     1.42
Financials                                0.91
Health Care                               0.13
Industrials                              26.07
Information Technology                    3.08
Materials                                14.26
Telecommunication Services                0.41
U.S. Agency Bonds & Notes                34.05
AAA                                       0.83
Cash & other assets, less liabilities     9.95
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 12-31-05(1)   1 YEAR   SINCE INCEPTION (7-7-03)
-------------------------   ------   ------------------------
Series Z                     6.66%            15.16%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                      182                See accompanying notes.

                                                                        SERIES Z
MANAGERS' COMMENTARY                                  (ALPHA OPPORTUNITY SERIES)
February 15, 2006                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 - December 31, 2005.

ACTUAL EXPENSES

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

SERIES EXPENSES

                                        BEGINNING         ENDING      EXPENSES PAID
                                      ACCOUNT VALUE   ACCOUNT VALUE       DURING
                                         07-01-05       12-31-05(1)     PERIOD(2)
                                      -------------   -------------   -------------
Series Z (Alpha Opportunity Series)
   Actual                               $1,000.00       $1,079.60         $13.16
   Hypothetical                          1,000.00        1,012.55          12.73

(1) The actual ending account value is based on the actual total return of the Series for the period July 1, 2005 to December 31, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2005 to December 31, 2005 was 7.96%.

(2) Expenses are equal to the Series annualized expense ratio 2.51% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Schedule of Investments                                                 SERIES Z
December 31, 2005                                     (ALPHA OPPORTUNITY SERIES)

                                                            NUMBER      MARKET
                                                          OF SHARES      VALUE
                                                          ---------   ----------
COMMON STOCKS - 55.2%
AEROSPACE & DEFENSE - 0.5%
Empresa Brasileira de Aeronautica
   S.A. ADR                                                   3,400   $  132,940
                                                                      ----------
AGRICULTURAL PRODUCTS - 0.5%
Archer-Daniels-Midland Company                                5,500      135,630
UAP Holding Corporation                                         200        4,084
                                                                      ----------
                                                                         139,714
                                                                      ----------
AIRLINES - 2.5%
Alaska Air Group, Inc.*                                       5,200      185,744
Southwest Airlines Company                                   28,100      461,683
                                                                      ----------
                                                                         647,427
                                                                      ----------
ALUMINUM - 0.5%
Aleris International, Inc.*                                   3,520      113,485
Aluminum Corporation of China, Ltd. ADR                         100        7,634
                                                                      ----------
                                                                         121,119
                                                                      ----------
BIOTECHNOLOGY - 0.1%
Techne Corporation*                                             600       33,690
                                                                      ----------
BUILDING PRODUCTS - 1.4%
Armstrong Holdings, Inc.*                                     2,500        3,875
USG Corporation*                                              5,600      364,000
                                                                      ----------
                                                                         367,875
                                                                      ----------
COAL & CONSUMABLE FUELS - 2.7%
Arch Coal, Inc.                                               4,700      373,650
Peabody Energy Corporation                                    4,000      329,680
                                                                      ----------
                                                                         703,330
                                                                      ----------
COMMUNICATIONS EQUIPMENT - 0.4%
CommScope, Inc.*                                              1,100       22,143
Emulex Corporation*                                           4,500       89,055
                                                                      ----------
                                                                         111,198
                                                                      ----------
CONSTRUCTION & ENGINEERING - 3.6%
Granite Construction, Inc.                                    2,800      100,548
Insituform Technologies, Inc.*                                3,700       71,669
Perini Corporation*                                           1,500       36,225
Quanta Services, Inc.*                                        4,400       57,948
URS Corporation*                                             11,100      417,471
Washington Group International, Inc.*                         4,600      243,662
                                                                      ----------
                                                                         927,523
                                                                      ----------
CONSTRUCTION & FARM MACHINERY - 4.0%
Cascade Corporation                                           7,100      333,061
Caterpillar, Inc.                                             6,000      346,620
Deere & Company                                                 500       34,055
Nacco Industries, Inc.                                          600       70,290
Terex Corporation*                                            2,200      130,680
Wabtec Corporation                                            4,500      121,050
                                                                      ----------
                                                                       1,035,756
                                                                      ----------
CONSTRUCTION MATERIALS - 2.7%
Eagle Materials, Inc.                                         2,900   $  354,844
Martin Marietta Materials, Inc.                               1,600      122,752
Texas Industries, Inc.                                        2,100      104,664
Vulcan Materials Company                                      1,750      118,562
                                                                      ----------
                                                                         700,822
                                                                      ----------
DATA PROCESSING & OUTSOURCED SERVICES - 0.3%
Electronic Data Systems Corporation                           2,700       64,908
                                                                      ----------
DEPARTMENT STORES - 0.7%
Nordstrom, Inc.                                               5,100      190,740
                                                                      ----------
DIVERSIFIED METALS & MINING - 4.3%
Amcol International Corporation                               9,200      188,784
BHP Billiton, Ltd. ADR                                       13,000      434,460
Brush Engineered Materials, Inc.*                             2,200       34,980
Inco, Ltd.*                                                   4,900      213,493
RTI International Metals, Inc.*                                 600       22,770
Stillwater Mining Company*                                   17,500      202,475
                                                                      ----------
                                                                       1,096,962
                                                                      ----------
ELECTRICAL COMPONENTS & EQUIPMENT - 2.4%
Franklin Electric Company, Inc.                               3,000      118,620
Hubbell, Inc. (Cl.B)                                          8,500      383,520
Regal-Beloit Corporation                                      2,900      102,660
                                                                      ----------
                                                                         604,800
                                                                      ----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.3%
Agilent Technologies, Inc.*                                   1,700       56,593
Keithley Instruments, Inc.                                    1,600       22,368
                                                                      ----------
                                                                          78,961
                                                                      ----------
ELECTRONIC MANUFACTURING SERVICES - 0.2%
Molex, Inc.                                                   1,700       44,115
                                                                      ----------
ENVIRONMENTAL & FACILITIES SERVICES - 0.6%
Waste Management, Inc.                                        4,850      147,198
                                                                      ----------
EXCHANGE TRADED FUNDS - 1.4%
iShares FTSE/Xinhua China 25 Index Fund*                        600       36,972
iShares Nasdaq Biotechnology Index Fund                       3,300      255,090
Semiconductor Holders Trust                                   2,000       73,280
                                                                      ----------
                                                                         365,342
                                                                      ----------
FOREST PRODUCTS - 2.9%
Weyerhaeuser Company                                         11,100      736,374
                                                                      ----------
HOMEBUILDING - 0.6%
Champion Enterprises, Inc.*                                  11,600      157,992
                                                                      ----------
HOMEFURNISHING RETAIL - 0.6%
Bed Bath & Beyond, Inc.*                                      4,500      162,675
                                                                      ----------
HOTELS, RESORTS & CRUISE LINES - 0.9%
Orient-Express Hotels, Ltd.                                   7,200      226,944
                                                                      ----------


                                       184               See accompanying notes.

Schedule of Investments                                                 SERIES Z
December 31, 2005                                     (ALPHA OPPORTUNITY SERIES)

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
                                                         ---------   -----------
COMMON STOCKS (CONTINUED)

HOUSEHOLD APPLIANCES - 1.0%
Stanley Works                                                5,200   $   249,808
                                                                     -----------
HYPERMARKETS & SUPERCENTERS - 0.3%
Costco Wholesale Corporation                                 1,400        69,258
                                                                     -----------
INDUSTRIAL CONGLOMERATES - 1.9%
Carlisle Companies, Inc.                                     4,400       304,260
General Electric Company                                     5,200       182,260
                                                                     -----------
                                                                         486,520
                                                                     -----------
INDUSTRIAL GASES - 0.5%
Air Products & Chemicals, Inc.                               2,250       133,177
                                                                     -----------
INDUSTRIAL MACHINERY - 5.5%
Donaldson Company, Inc.                                        600        19,080
Dover Corporation                                            1,800        72,882
Flowserve Corporation*                                         600        23,736
Gardner Denver, Inc.*                                        2,200       108,460
Harsco Corporation                                           2,800       189,028
Idex Corporation                                             1,900        78,109
Kennametal, Inc.                                             1,100        56,144
Lincoln Electric Holdings, Inc.                              9,200       364,872
Mueller Industries, Inc.                                     1,100        30,162
Parker Hannifin Corporation                                  5,300       349,588
Portec Rail Products, Inc.                                   2,069        27,125
Timken Company                                               2,550        81,651
                                                                     -----------
                                                                       1,400,837
                                                                     -----------
INVESTMENT BANKING & BROKERAGE - 0.6%
Charles Schwab Corporation                                   6,400        93,888
LaBranche & Company, Inc.*                                   6,700        67,737
                                                                     -----------
                                                                         161,625
                                                                     -----------
MARINE - 0.6%
Kirby Corporation*                                           2,800       146,076
                                                                     -----------
METAL & GLASS CONTAINERS - 0.2%
Greif, Inc.                                                    600        39,768
                                                                     -----------
MOVIES & ENTERTAINMENT - 0.0%
Genius Products, Inc.*                                       4,000         8,080
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 1.4%
Dresser-Rand Group, Inc.*                                    5,600       135,408
Halliburton Company                                          1,900       117,724
Hydril*                                                      1,500        93,900
                                                                     -----------
                                                                         347,032
                                                                     -----------
PAPER PACKAGING - 0.3%
Rock-Tenn Company                                            3,000        40,950
Sonoco Products Company                                      1,600        47,040
                                                                     -----------
                                                                          87,990
                                                                     -----------
PAPER PRODUCTS - 1.2%
Aracruz Celulose S.A. ADR                                    2,700       108,027
Stora Enso Oyj ADR                                           5,500        74,360
UPM-Kymmene Oyj ADR                                          1,100        21,560
Votorantim Celulose e Papel S.A. ADR                         8,700       106,923
                                                                     -----------
                                                                         310,870
                                                                     -----------
RAILROADS - 1.7%
Genesee & Wyoming, Inc.*                                     8,100   $   304,155
Kansas City Southern*                                        5,100       124,593
                                                                     -----------
                                                                         428,748
                                                                     -----------
REINSURANCE - 0.3%
PartNerre, Ltd.                                              1,100        72,237
                                                                     -----------
RESTAURANTS - 0.1%
McDonald's Corporation                                         800        26,976
                                                                     -----------
SEMICONDUCTOR EQUIPMENT - 1.3%
MEMC Electronic Materials, Inc.*                            14,900       330,333
                                                                     -----------
SEMICONDUCTORS - 0.6%
Broadcom Corporation*                                        2,800       132,020
ARM Holdings plc ADR                                         4,500        27,945
                                                                     -----------
                                                                         159,965
                                                                     -----------
SPECIALTY CHEMICALS - 0.2%
Westlake Chemical Corporation                                1,700        48,977
                                                                     -----------
STEEL - 1.5%
Companhia Siderurgica Nacional S.A. ADR                      6,600       141,240
GrafTech International, Ltd.*                                3,000        18,660
NN, Inc.                                                     2,453        26,002
Oregon Steel Mills, Inc.*                                    1,720        50,602
Worthington Industries, Inc.                                 7,600       145,996
                                                                     -----------
                                                                         382,500
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Fastenal Company                                             2,960       116,002
                                                                     -----------
TRUCKING - 1.0%
CNF, Inc.                                                    2,800       156,492
J.B. Hunt Transport Services, Inc.                           2,300        52,072
Landstar System, Inc.                                          900        37,566
                                                                     -----------
                                                                         246,130
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Sprint Nextel Corporation                                    4,500       105,120
                                                                     -----------
TOTAL COMMON STOCKS
   (cost $14,236,442)                                                 14,156,434
                                                                     -----------


                                       185               See accompanying notes.

Schedule of Investments                                                 SERIES Z
December 31, 2005                                     (ALPHA OPPORTUNITY SERIES)

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                        ----------   -----------
U.S. GOVERNMENT SPONSORED AGENCIES - 34.1%

Federal Home Loan Bank:
   4.159%, 02-01-06(1)                                  $  950,000   $   946,786
   4.387%, 03-08-06(1)                                     125,000       124,053
Federal Home Loan Mortgage Corporation:
   3.973%, 01-03-06(1)                                     300,000       300,000
   4.014%, 01-10-06(1)                                     650,000       649,478
   4.056%, 01-17-06(1)                                   1,665,000      1,662,326
   4.095%, 01-24-06(1)                                   1,825,000      1,820,604
   4.17%, 02-07-06(1)                                      450,000       448,163
   4.208%, 02-14-06(1)                                     625,000       621,937
   4.283%, 02-21-06(1)                                     750,000       745,712
Federal National Mortgage Association:
   3.974%, 01-04-06(1)                                     125,000       124,986
   4.247%, 02-15-06(1)                                   1,300,000     1,293,478
                                                                     -----------
U.S. GOVERNMENT SPONSORED AGENCIES
   (cost $8,736,089)                                                   8,737,523
                                                                     -----------
ASSET BACKED SECURITIES - 0.8%

OTHER - 0.8%

Credit-Based Asset Servicing & Securitization,
   2005-CB2 AV1, 4.479% - 2036(1, 2)                       211,582       211,624
                                                                     -----------
TOTAL ASSET BACKED SECURITIES
   (cost $211,581)                                                       211,624
                                                                     -----------
TOTAL INVESTMENTS - 90.1%
   (cost $23,184,112)                                                 23,105,581
CASH & OTHER ASSETS, LESS LIABILITIES(1)- 9.9%                         2,553,920
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $25,659,501
                                                                     ===========

For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $23,243,336.

*    Non-income producing security

ADR (American Depositary Receipt)

plc (publiclimited company)

(1)  Security is segregated as collateral for open futures contracts.

(2) Variable rate security. Rate indicated is rate effective at December 31, 2005.

                                                                        SERIES Z
                                                      (ALPHA OPPORTUNITY SERIES)

Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value(1) ........................................   $23,105,581
Cash ............................................................     2,024,468
Receivables:
   Fund shares sold .............................................       111,818
   Securities sold ..............................................     1,607,056
   Dividends ....................................................        13,390
   Interest .....................................................           184
Prepaid expenses ................................................           735
                                                                    -----------
Total assets ....................................................    26,863,232
                                                                    -----------
LIABILITIES:
Payable for:
   Securities purchased .........................................     1,095,935
   Fund shares redeemed .........................................           635
   Variation margin .............................................        39,750
   Management fees ..............................................        45,051
   Custodian fees ...............................................           600
   Transfer agent and administration fees .......................         6,362
   Professional fees ............................................        14,000
   Director's fees ..............................................           200
   Other ........................................................         1,198
                                                                    -----------
Total liabilities ...............................................     1,203,731
                                                                    -----------
NET ASSETS ......................................................   $25,659,501
                                                                    ===========
NET ASSETS CONSIST OF:
Paid in capital .................................................   $23,961,224
Accumulated undistributed net realized gain
   on sale of investments, futures and
   securities sold short ........................................     1,912,628
Net unrealized depreciation in value of
   investments and futures ......................................      (214,351)
                                                                    -----------
Net assets ......................................................   $25,659,501
                                                                    ===========
Capital shares authorized .......................................     unlimited
Capital shares outstanding ......................................     2,078,698
Net asset value per share
   (net assets divided by shares outstanding) ...................   $     12.34
                                                                    ===========
(1)Investments, at cost .........................................   $23,184,112

Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
   Dividends ....................................................    $  182,175
   Interest .....................................................       329,530
                                                                     ----------
   Total investment income ......................................       511,705
                                                                     ----------
EXPENSES:
   Management fees ..............................................       452,811
   Administration fees ..........................................        35,863
   Custodian fees ...............................................         6,349
   Transfer agent/maintenance fees ..............................        25,094
   Directors' fees ..............................................         1,391
   Professional fees ............................................        27,465
   Reports to shareholders ......................................         2,941
   Dividends on short sales .....................................         5,377
                                                                     ----------
   Total expenses ...............................................       557,291
                                                                     ----------
   Net investment loss ..........................................       (45,586)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the year on:
   Investments ..................................................     1,830,975
   Securities sold short ........................................      (129,904)
   Futures ......................................................       477,324
                                                                     ----------
   Net realized gain ...............................................  2,178,395
                                                                     ----------
Net unrealized appreciation (depreciation)
   during the year on:
   Investments ..................................................      (243,409)
   Securities sold short ........................................           149
   Futures ......................................................      (333,270)
                                                                     ----------
   Net unrealized depreciation ..................................      (576,530)
                                                                     ----------
   Net realized and unrealized gain .............................     1,601,865
                                                                     ----------
   Net increase in net assets resulting from
      operations ................................................    $1,556,279
                                                                     ==========


                                       187               See accompanying notes.

                                                                        SERIES Z
Statement of Changes in Net Assets                    (ALPHA OPPORTUNITY SERIES)

                                                                         YEAR ENDED     YEAR ENDED
                                                                        DECEMBER 31,   DECEMBER 31,
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ..............................................   $   (45,586)   $  (115,554)
   Net realized gain during the period on investments, futures, and
      securities sold short .........................................     2,178,395      1,749,286
   Net unrealized appreciation (depreciation) during the period on
      investments and futures .......................................      (576,530)       133,816
                                                                        -----------    -----------
   Net increase in net assets resulting from operations .............     1,556,279      1,767,548
                                                                        -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain ................................................            --     (1,187,732)
                                                                        -----------    -----------
   Total distributions to shareholders ..............................            --     (1,187,732)
                                                                        -----------    -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares .....................................    14,871,584     13,665,469
   Distributions reinvested .........................................            --      1,187,732
   Cost of shares redeemed ..........................................    (9,929,853)    (3,009,383)
                                                                        -----------    -----------
   Net increase from capital share transactions .....................     4,941,731     11,843,818
                                                                        -----------    -----------
   Net increase in net assets .......................................     6,498,010     12,423,634
                                                                        -----------    -----------
NET ASSETS:
   Beginning of period ..............................................    19,161,491      6,737,857
                                                                        -----------    -----------
   End of period ....................................................   $25,659,501    $19,161,491
                                                                        ===========    ===========
CAPITAL SHARE ACTIVITY:
   Shares sold ......................................................     1,269,271      1,213,974
   Shares reinvested ................................................            --        105,173
   Shares redeemed ..................................................      (846,525)      (265,886)
                                                                        -----------    -----------
   Total capital share activity .....................................       422,746      1,053,261
                                                                        ===========    ===========


                                      188                See accompanying notes.

Financial Highlights
Selected data for each share of capital stock                           SERIES Z
outstanding throughout each year                      (ALPHA OPPORTUNITY SERIES)

                                                             YEAR ENDED DECEMBER 31,
                                                          -----------------------------
                                                            2005       2004     2003(D)
                                                          -------    -------    -------
PER SHARE DATA
Net asset value, beginning of period                      $ 11.57    $ 11.18    $10.00
                                                          -------    -------    ------
Income (loss) from investment operations:
Net investment income (loss)                                (0.02)     (0.07)    (0.06)
Net gain (loss) on securities (realized and unrealized)      0.79       1.42      1.88
                                                          -------    -------    ------
Total from investment operations                             0.77       1.35      1.82
                                                          -------    -------    ------
Less distributions:
Distributions from realized gains                              --      (0.96)    (0.64)
                                                          -------    -------    ------
Total distributions                                            --      (0.96)    (0.64)
                                                          -------    -------    ------
Net asset value, end of period                            $ 12.34    $ 11.57    $11.18
                                                          =======    =======    ======
TOTAL RETURN(A)                                              6.66%     12.58%    18.33%
                                                          -------    -------    ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $25,660    $19,161    $6,738
                                                          -------    -------    ------
Ratios to average net assets:
Net investment income (loss)                                (0.21%)    (1.12%)   (1.33%)
Total expenses(b)                                            2.50%      2.78%     2.62%
Net expenses(c)                                              2.50%      2.57%     2.50%
Expenses prior to custodian earnings credits and net of
   expense waivers                                           2.50%      2.57%     2.52%
Net expenses prior to performance fee adjustment(e)          2.47%        --        --
Expenses with dividends on short sales                       2.53%      2.57%     2.50%
                                                          -------    -------    ------
Portfolio turnover rate                                     1,509%     1,054%      966%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(d) Series Z was initially capitalized on July 7, 2003 with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Net expenses prior to performance fee adjustment reflects expense ratios after voluntary expense waivers, reimbursements, custodian earnings credits, and before performance fee adjustments, as applicable.


                                      189                See accompanying notes.

Notes to Financial Statements
December 31, 2005

1.SIGNIFICANT ACCOUNTING POLICIES

     SBL Fund (The Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to separate accounts of Security Benefit Life Insurance Company (SBL). The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

     A. SECURITY VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of the foreign exchange that will affect the value of a fund's portfolio securities before the time as of which the NAV is calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund's net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS(R). In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by Interactive Data Corporation's Fair Value Information Service in valuing foreign securities. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market value and/or credit risk of the investments.

     B. REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

     C. FOREIGN CURRENCY TRANSACTIONS- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. A series may also enter into such contracts to manage the effect of changes in

Notes to Financial Statements
December 31, 2005

foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     E. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, minimizing transaction costs and hedging possible variations in foreign exchange rates. The Fund may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the series may pay from its cash balances and reduce its future positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the series. The series realizes a gain or loss when the contract is closed or expires.

     F. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively, a security at a specified price, until a certain date. Options may be used to hedge the series portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

     The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     G. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis including the amortization of premiums and accretion of discounts on debt securities.

     H. EXPENSES - Expenses that are directly related to one of the series are charged directly to that series. Other operating expenses are allocated to the series on the basis of relative net assets within the Fund.

     I. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

     J. TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     K. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

     L. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     M. SHORT SALES - Certain of the series may make short sales "against the box," in which the series enters into a short sale of a security it owns. At no time will more than 15% of the value of the series' net assets be in deposits on short sales against the box. In a short sale that is not "against the box," a series sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the series must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The series must replace the security borrowed by purchasing it at the market price at the time of replacement. The series is said to have a "short position" in

Notes to Financial Statements
December 31, 2005

securities sold until it delivers them to the broker. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The series are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the series are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1A above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

     N. INDEMNIFICATIONS - Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are paid monthly to Security Management Company, LLC (SMC), based on the following annual rates:

                                                               MANAGEMENT
                                               MANAGEMENT     FEE WAIVERS
                                              FEES (AS A %     (AS A % OF
                                             OF NET ASSETS)   NET ASSETS)
                                             --------------   -----------
Series A (Equity Series)                         0.75%             N/A
Series B (Large Cap Value Series)                0.65(2)           N/A
Series C (Money Market Series)                   0.50              N/A
Series D (Global Series)                         1.00              N/A
Series E (Diversified Income Series)             0.75             0.15
Series G (Large Cap Growth Series)               1.00             0.25
Series H (Enhanced Index Series)                 0.75             0.25
Series J (Mid Cap Growth Series)                 0.75              N/A
Series N (Managed Asset Allocation Series)       1.00              N/A
Series O (Equity Income Series)                  1.00              N/A
Series P (High Yield Series)                     0.75              N/A
Series Q (Small Cap Value Series)                1.00              N/A
Series S (Social Awareness Series)               0.75              N/A
Series V (Mid Cap Value Series)                  0.75              N/A
Series W (Main Street Growth and Income(R)
   Series)                                       1.00              N/A
Series X (Small Cap Growth Series)               1.00              N/A
Series Y (Select 25 Series)                      0.75              N/A
Series Z (Alpha Opportunity Series)*             2.00(1)           N/A

* Series Z's management fee will range from 1.25% to 2.75% of aver- age daily net assets as discussed below.

(1) SMC receives a management fee from Series Z that consists of two components. The first component is an annual base fee equal to 2.00% of Series Z's average daily net assets. The second component is a base fee adjustment that either increases or decreases the base fee, depending upon how Series Z performed relative to the S&P 500 Index over the prior 12-month period (the "Measuring Period"). SMC will receive the base fee of 2.00% without adjustment if the performance of Series Z matches the performance of the S&P 500 Index. The maximum base fee adjustment at each calculation period is equal to 1/12th of 0.75% up or down in the event that Series Z outperforms or underperforms the S&P 500 Index by 15% or more. SMC calculates the base fee adjustment each month based upon Series Z's performance relative to the S&P 500 Index during the Performance Period ending on the last day of the month. If Series Z outperforms the S&P 500 Index over the Measuring Period, the base fee is adjusted upward. The monthly upward adjustment is equal to the amount by which Series Z's performance exceeds that of the S&P 500 Index divided by 15 and multiplied by the average daily net assets of Series Z during the Measuring Period to determine the base fee adjustment for the month. If Series Z underperforms the Index, the base fee is adjusted downward on the same basis. SMC will determine the dollar amount of any performance adjustment each month by multiplying the adjustment percentage by the average daily net assets of Series Z during the Measuring Period and dividing by the number of days in the Measuring Period and then multiplying that amount by the number of days in the current month.

(2) Prior to June 30, 2005, management fees were payable to SMC at an annual rate of 0.75% of the average daily net assets. Effective June 30, 2005, management fees were payable at an annual rate of 0.65% of the average daily net assets.

Notes to Financial Statements
December 31, 2005

     SMC also acts as the administrative agent and transfer agent for the Fund, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each series. At a meeting held on November 18, 2005, the Board of Directors approved a new administrative fee schedule. This new fee schedule was effective December 1, 2005. For these services, the Investment Manager receives the following:

                                                       ADMINISTRATIVE FEES
                                                     (AS A % OF NET ASSETS)*
                                                     -----------------------
                                                       EFFECTIVE   PRIOR TO
                                                        12-1-05*   12-1-05*
                                                       ---------   --------
Series A (Equity Series)                                 0.095%      0.09%
Series B (Large Cap Value Series)                        0.095%      0.09%
Series C (Money Market Series)                           0.095%      0.09%
Series D (Global Series)                                 0.150%     0.145%
Series E (Diversified Income Series)                     0.095%      0.09%
Series G (Large Cap Growth Series)                       0.095%      0.09%
Series H (Enhanced Index Series)                         0.095%      0.09%
Series J (Mid Cap Growth Series)                         0.095%      0.09%
Series N (Managed Asset Allocation Series)               0.150%     0.145%
Series O (Equity Income Series)                          0.095%      0.09%
Series P (High Yield Series)                             0.095%      0.09%
Series Q (Small Cap Value Series)                        0.095%      0.09%
Series S (Social Awareness Series)                       0.095%      0.09%
Series V (Mid Cap Value Series)                          0.095%      0.09%
Series W (Main Street Growth and Income(R) Series)       0.095%      0.09%
Series X (Small Cap Growth Series)                       0.095%      0.09%
Series Y (Select 25 Series)                              0.095%      0.09%
Series Z (Alpha Opportunity Series)                      0.150%     0.145%

* The minimum annual charge for administrative fees is $25,000 for each series.

     SMC is paid the following for providing transfer agent services to the
Fund:

Annual charge per account       $5.00 - $8.00
Transaction fee                 $0.60 - $1.10
Minimum annual charge
   per series                      $25,000
Certain out-of-pocket charges       Varies

     The investment advisory contract between the Fund and SMC provides that the total annual expenses of each series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the year ended December 31, 2005, SMC agreed to limit the total expenses for Series P, V and X to an annual rate of 2% of the average daily net asset value of each respective series, and limit Series G, H, Q, W and Y to an annual rate of 1.75%. SMC has agreed to limit the total other expenses for Series Z to 0.50%.

     At December 31, 2005, Security Benefit Life Insurance Company, through their insurance company separate accounts, owned 100% of the outstanding shares of the Fund and the respective series.

3. UNREALIZED APPRECIATION/DEPRECIATION

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at December 31, 2005, were as follows:

                                       GROSS           GROSS       NET UNREALIZED
                                    UNREALIZED      UNREALIZED      APPRECIATION
                                   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                   ------------   --------------   --------------
SERIES A
   (Equity)                        $ 91,115,936    $(12,231,121)    $ 78,884,815
SERIES B
   (Large Cap Value)                 51,170,173      (6,614,053)      44,556,120
SERIES C
   (Money Market)                         1,893         (15,369)         (13,476)
SERIES D
   (Global)                         144,996,807      (8,471,471)     136,525,336
SERIES E
   (Diversified Income)               2,121,222      (5,239,098)      (3,117,876)
SERIES G
   (Large Cap Growth)                 6,337,844      (2,273,775)       4,064,069
SERIES H
   (Enhanced Index)                   3,189,066      (2,840,946)         348,120
SERIES J
   (Mid Cap Growth)                 124,676,193     (30,492,935)      94,183,258
SERIES N
   (Managed Asset Allocation)        11,088,579      (3,338,845)       7,749,734
SERIES O
   (Equity Income)                   40,005,664     (16,612,972)      23,392,692
SERIES P
   (High Yield)                       2,059,512      (2,244,229)        (184,717)
SERIES Q
   (Small Cap Value)                 36,574,972      (4,579,547)      31,995,425
SERIES S
   (Social Awareness)                16,934,519     (13,242,904)       3,691,615
SERIES V
   (Mid Cap Value)                  118,187,004     (13,981,643)     104,205,361
SERIES W
   (Main Street Growth & Income)      5,122,065      (2,010,811)       3,111,254
SERIES X
   (Small Cap Growth)                12,985,206      (1,618,489)      11,366,717
SERIES Y
   (Select 25)                        8,673,938      (1,329,244)       7,344,694
SERIES Z
   (Alpha Opportunity)                  189,838        (327,593)        (137,755)

Notes to Financial Statements
December 31, 2005

4. INVESTMENT TRANSACTIONS

     Investment transactions for the year ended December 31, 2005, (excluding overnight investments and short-term commercial paper) were as follows:

                                                    PROCEEDS
                                     PURCHASES     FROM SALES
                                   ------------   ------------
SERIES A
   (Equity)                        $175,959,616   $247,555,270
SERIES B
   (Large Cap Value)                398,646,251    450,734,047
SERIES C
   (Money Market)                           N/A            N/A
SERIES D
   (Global)                         155,216,782    158,719,661
SERIES E
   (Diversified Income)              87,956,339     93,341,859
SERIES G
   (Large Cap Growth)                23,790,428     17,412,322
SERIES H
   (Enhanced Index)                  39,529,963     39,899,675
SERIES J
   (Mid Cap Growth)                 114,923,586    162,178,762
SERIES N
   (Managed Asset Allocation)        63,893,979     61,136,112
SERIES O
   (Equity Income)                   60,750,713     46,794,780
SERIES P
   (High Yield)                      41,069,133     41,242,670
SERIES Q
   (Small Cap Value)                 46,557,396     41,161,814
SERIES S
   (Social Awareness)                43,991,716     58,577,573
SERIES V
   (Mid Cap Value)                  115,359,820     96,549,075
SERIES W
   (Main Street Growth & Income)     48,013,748     45,582,885
SERIES X
   (Small Cap Growth)                93,728,408     97,667,678
SERIES Y
   (Select 25)                        8,693,771      9,279,406
SERIES Z
   (Alpha Opportunity)              184,472,407    182,240,420

5. OPEN FUTURES CONTRACTS

     Open futures contracts for Series H and Series Z as of December 31, 2005 were as follows:

                         SERIES H         SERIES Z
                      S&P 500 E-Mini   S&P 500 Index
                          Futures         Futures
                      --------------   -------------
POSITION                   Long            Long
NUMBER OF CONTRACTS         11               30
EXPIRATION DATE          3-17-2006        3-17-2006
CONTRACT AMOUNT          $699,117        $9,546,820
MARKET VALUE             $690,113        $9,411,000
UNREALIZED LOSS          ($9,004)        ($135,820)

6. OPTIONS WRITTEN

     The following options written were outstanding for Series A as of December 31, 2005:

SERIES A PUT OPTIONS WRITTEN

                                EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                       DATE        PRICE    CONTRACTS    VALUE
------------                    ----------   --------   ---------   -------
First Marblehead Corporation      3-17-06     $25.00       747      $74,700
                                                           ---      -------
Total put options outstanding
(premiums received, $149,266)                              747      $74,700
                                                           ===      =======

TRANSACTIONS IN OPTIONS WRITTEN FOR SERIES A FOR THE YEAR ENDED DECEMBER 31, 2005 WERE AS FOLLOWS:

SERIES A CALL OPTIONS WRITTEN

                               NUMBER OF    PREMIUM
                               CONTRACTS     AMOUNT
                               ---------   ---------
Balance at December 31, 2004        --     $      --
Opened                           1,387       283,185
Expired                         (1,387)     (283,185)
                                ------      --------
Balance at December 31, 2005        --     $      --
                                ======      ========

SERIES A PUT OPTIONS WRITTEN

                               NUMBER OF    PREMIUM
                               CONTRACTS    AMOUNT
                               ---------   --------
Balance at December 31, 2004       --      $     --
Opened                            747       149,266
                                  ---      --------
Balance at December 31, 2005      747      $149,266
                                  ===      ========

     The following options written were outstanding for Series B as of December 31, 2005:

SERIES B PUT OPTIONS WRITTEN

                                EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                       DATE        PRICE    CONTRACTS    VALUE
------------                    ----------   --------   ---------   -------
First Marblehead Corporation      3-17-06     $25.00       650      $65,000
                                                           ---      -------
Total put options outstanding
(premiums received, $135,564)                              650      $65,000
                                                           ===      =======

TRANSACTIONS IN OPTIONS WRITTEN FOR SERIES B FOR THE YEAR ENDED DECEMBER 31, 2005 WERE AS FOLLOWS:

SERIES B CALL OPTIONS WRITTEN

                               NUMBER OF   PREMIUM
                               CONTRACTS    AMOUNT
                               ---------  ---------
Balance at December 31, 2004        --    $      --
Opened                           3,538      285,701
Expired                         (1,963)    (173,816)
Exercised                       (1,575)    (111,885)
                                ------    ---------
Balance at December 31, 2005        --    $      --
                                ======    =========

Notes to Financial Statements
December 31, 2005

6. OPTIONS WRITTEN (CONTINUED)

SERIES B PUT OPTIONS WRITTEN

                               NUMBER OF    PREMIUM
                               CONTRACTS    AMOUNT
                               ---------   --------
Balance at December 31, 2004       --      $     --
Opened                            650       135,564
                                  ---      --------
Balance at December 31, 2005      650      $135,564
                                  ===      ========

     The following options written were outstanding for Series J as of December 31, 2005:

SERIES J CALL OPTIONS WRITTEN

                                 EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                        DATE        PRICE    CONTRACTS     VALUE
------------                     ----------   --------   ---------   --------
BJ Services Company                1-20-06     $30.00       660      $435,600
EOG Resources, Inc.                1-20-06      75.00       650       130,000
Hibbett Sporting Goods, Inc.       1-20-06      30.00       390         7,800
NDCHealth Corporation              2-17-06      20.00       195           975
Tractor Supply Company             1-20-06      50.00       735       183,750
                                                          -----      --------
Total call options outstanding
(premiums received, $664,314)                             2,630      $758,125
                                                          =====      ========

SERIES J PUT OPTIONS WRITTEN

                                 EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                        DATE        PRICE    CONTRACTS     VALUE
------------                     ----------   --------   ---------   --------
Aviall, Inc.                       1-20-06     $30.00        161     $ 22,540
Flir Systems, Inc.                 2-17-06      22.50      1,100      132,000
First Marblehead Corporation       3-17-06      20.00        387        7,740
Murphy Oil Corporation             1-20-06      40.00        470        4,700
                                                           -----     --------
Total put options outstanding
(premiums received, $350,735)                              2,118     $166,980
                                                           =====     ========

TRANSACTIONS IN OPTIONS WRITTEN FOR SERIES J FOR THE YEAR ENDED DECEMBER 31, 2005 WERE AS FOLLOWS:

SERIES J CALL OPTIONS WRITTEN

                               NUMBER OF     PREMIUM
                               CONTRACTS     AMOUNT
                               ---------   ----------
Balance at December 31, 2004     3,245     $  432,787
Opened                           7,988      1,800,024
Expired                         (3,792)      (643,888)
Exercised                       (4,811)      (924,609)
                                 -----     ----------
Balance at December 31, 2005     2,630     $  664,314
                                 =====     ==========

SERIES J PUT OPTIONS WRITTEN

                               NUMBER OF     PREMIUM
                               CONTRACTS      AMOUNT
                               ---------   ----------
Balance at December 31, 2004     3,787     $ 236,238
Opened                           6,957       890,475
Expired                         (1,292)     (223,502)
Exercised                       (7,334)     (552,476)
                                 -----     ---------
Balance at December 31, 2005     2,118     $ 350,735
                                 =====     =========

     The following options written were outstanding for Series Q as of December 31, 2005:

SERIES Q CALL OPTIONS WRITTEN

                              EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                     DATE        PRICE    CONTRACTS     VALUE
------------                  ----------   --------   ---------   --------
Apex Silver Mines,Ltd.          1-23-06     $15.00         5      $    500
Applera Corporation -
   Applied Biosystems Group     1-23-06      25.00        20         3,500
Armor Holdings,Inc.             2-20-06      40.00         5         1,700
                                2-20-06      45.00        10           700
Ashland,Inc.                    1-23-06      50.00        10         7,900
                                1-23-06      55.00         5         1,600
BJ Services Company             1-23-06      27.50        60        54,600
                                1-23-06      30.00       100       215,000
                                1-23-06      32.50        65        27,300
                                1-23-06      37.50        20         1,000
                                4-24-06      37.50         5         1,200
Carpenter Technology
   Corporation                  1-23-06      65.00        30        14,400
                                1-23-06      70.00        20         4,800
                                3-20-06      55.00        30        42,300
                                3-20-06      60.00        50        50,500
                                3-20-06      65.00        60        45,600
                                6-19-06      60.00        15        17,700
                                6-19-06      65.00        15        13,650
Chesapeake Corporation          2-20-06      17.50        10           200
                                5-22-06      20.00        10           100
Chicago Bridge & Iron
   Company N.V.                 1-23-06      22.50        20         4,800
                                1-23-06      25.00        75         9,375
                                2-20-06      25.00        30         4,500
                                4-24-06      25.00       135        38,475
                                4-24-06      30.00        40         2,400
                                7-24-06      25.00         5         1,550
                                7-24-06      30.00        25         3,000
Coherent,Inc.                   2-20-06      30.00        35         5,425
CV Therapeutics,Inc.            1-23-06      25.00        35         4,375
                                2-20-06      25.00         5         1,375
EarthLink,Inc.                  1-23-06      10.00        10         1,200
EGL,Inc.                        1-23-06      35.00        10           600
                                2-20-06      30.00        10         8,500
                                2-20-06      35.00        15         4,650
                                2-20-06      40.00         5           650
                                5-22-06      25.00        75        97,500
Encore Wire Corporation         2-20-06      17.50        30        15,900
                                2-20-06      20.00        55        18,150
                                2-20-06      22.50        10         1,750
                                2-20-06      25.00        95         7,125
                                5-22-06      30.00        10           700
Fleetwood Enterprises,Inc.      2-20-06      12.50        35         2,275
Foot Locker,Inc.                1-23-06      22.50        25         2,500
Forest Oil Corporation          1-23-06      40.00        25        14,000
                                1-23-06      45.00        50        11,000
                                2-20-06      45.00        30         8,700
                                2-20-06      50.00        50         5,000
Glamis Gold,Ltd.                1-23-06      22.50         5         2,450
                                1-23-06      25.00        10         3,100
                                2-20-06      20.00        50        37,500
                                2-20-06      22.50       170        91,800
                                2-20-06      25.00        50        16,500
                                2-20-06      30.00         5           475
                                5-22-06      20.00        10         8,200
                                5-22-06      22.50        10         6,200

Notes to Financial Statements
December 31, 2005

                                  EXPIRATION   EXERCISE   NUMBER OF     MARKET
COMMON STOCK                         DATE        PRICE    CONTRACTS      VALUE
------------                      ----------   --------   ---------   ----------
Glamis Gold, Ltd. (cont.)           5-22-06     $25.00          5     $    2,350
                                    5-22-06      30.00         95         19,950
                                    8-21-06      30.00         10          3,400
                                    8-21-06      35.00         20          3,500
Goldcorp, Inc.                      1-23-06      20.00         80         19,200
                                    1-23-06      22.50         15          1,125
                                    2-20-06      22.50          5            625
                                    4-24-06      17.50          5          2,550
                                    4-24-06      20.00         25          8,250
                                    4-24-06      22.50         50          9,750
                                    4-24-06      25.00         15          1,635
Grey Wolf, Inc.                     3-20-06       7.50          5            375
H. B. Fuller Company                2-20-06      25.00         10          4,800
                                    5-22-06      25.00         10          6,000
Harmony Gold Mining
   Company, Ltd. ADR                2-20-06      12.50         25          3,125
Helmerich & Payne, Inc.             1-23-06      55.00         50         38,500
                                    1-23-06      60.00         35         11,900
                                    3-20-06      60.00         30         15,000
Hydril                              2-20-06      60.00          5          2,500
                                    3-20-06      55.00         20         18,000
                                    3-20-06      60.00         10          6,100
                                    3-20-06      65.00         10          3,400
Ipsco, Inc.                         1-23-06      75.00         30         24,900
                                    2-20-06      70.00        170        232,900
                                    2-20-06      75.00        135        126,900
                                    3-20-06      70.00         25         36,750
                                    3-20-06      75.00         45         47,250
                                    6-19-06      70.00         10         16,900
Jarden Corporation                  1-23-06      35.00         10            100
JDA Software Group, Inc.            1-23-06      15.00         60         12,000
                                    4-24-06      15.00         15          4,050
Manor Care, Inc.                    1-23-06      35.00          5          2,350
                                    2-20-06      40.00         10            200
                                    5-22-06      40.00          5          1,075
Martek Biosciences
   Corporation                      1-23-06      25.00         10            900
                                    2-20-06      25.00         20          3,200
                                    3-20-06      25.00         15          3,450
Matrix Service Company              2-20-06       7.50         45         13,050
McMoRan Exploration Company         2-20-06      20.00         15          1,350
                                    5-22-06      20.00         15          3,075
Meridian Gold, Inc.                 1-23-06      20.00         35          6,825
                                    4-24-06      20.00         10          2,950
                                    4-24-06      22.50         15          2,475
Newfield Exploration Company        1-23-06      45.00          5          2,600
                                    1-23-06      50.00          5            725
                                    3-20-06      40.00         50         52,500
                                    3-20-06      45.00         60         39,600
                                    3-20-06      50.00         40         14,000
                                    3-20-06      55.00         10          1,550
                                    6-19-06      55.00         10          3,200
Noble Energy, Inc.                  2-20-06      40.00        110         24,750
                                    2-20-06      42.50         25          2,625
                                    2-20-06      45.00         20          1,200
                                    5-22-06      40.00         30         10,800
                                    5-22-06      45.00         25          4,375
                                    5-22-06      50.00          5            350
Oceaneering International, Inc.     1-23-06     $50.00         40     $    5,400
                                    1-23-06      45.00         25         12,250
                                    4-24-06      50.00         55         22,550
                                    4-24-06      55.00         20          4,200
                                    4-24-06      60.00         10            800
OM Group, Inc.                      1-23-06      12.50         25         15,000
                                    1-23-06      15.00         25          9,750
                                    1-23-06      17.50         20          2,500
                                    3-20-06      17.50          5          1,050
                                    3-20-06      20.00         15          1,425
Omnicare, Inc.                      6-19-06      47.50         15         17,850
                                    6-19-06      50.00         10         10,000
OraSure Technologies, Inc.          4-24-06      12.50         55          1,375
                                    4-24-06       7.50         20          4,300
                                    4-24-06      10.00         95          6,175
Payless ShoeSource, Inc.            3-20-06      22.50         10          3,700
                                    3-20-06      25.00         10          1,800
                                    6-19-06      25.00          5          1,425
Pioneer Natural Resources
   Company                          1-23-06      50.00         45          9,900
                                    2-20-06      50.00         10          3,300
                                    3-20-06      50.00         15          6,000
                                    3-20-06      55.00         40          7,200
                                    6-19-06      60.00         15          2,850
Pride International, Inc.           1-23-06      30.00         25          2,625
                                    1-23-06      25.00         25         13,500
                                    2-20-06      30.00         10          1,900
                                    4-24-06      30.00         10          2,800
                                    4-24-06      35.00          5            425
                                    7-24-06      30.00         10          3,600
                                    7-24-06      35.00         10          1,650
R.H.Donnelley Corporation           1-23-06      60.00          5          1,075
Randgold Resources, Ltd.
   ADR                              3-20-06      15.00         15          2,700
                                    3-20-06      17.50         25          1,750
Range Resources Corporation         1-23-06      25.00         25          4,875
                                    3-20-06      23.38        120         63,000
                                    3-20-06      25.00        225         65,250
                                    3-20-06      26.63         85         23,588
                                    3-20-06      30.00         25          2,812
Remington Oil & Gas
   Corporation                      1-23-06      35.00         10          2,500
                                    3-20-06      30.00          5          3,650
                                    6-19-06      40.00         10          2,500
Sharper Image Corporation           2-20-06       7.50         10          2,250
                                    2-20-06      10.00          5            400
Smith International, Inc.           1-23-06      30.00         10          7,000
                                    1-23-06      32.50         25         11,500
                                    1-23-06      35.00         40          9,400
                                    1-23-06      37.50         35          2,800
Stamps.com, Inc.                    2-20-06      17.50         22         10,340
Steel Dynamics, Inc.                1-23-06      30.00         45         23,400
                                    1-23-06      35.00         65          9,100
                                    2-20-06      30.00         35         19,950
                                    2-20-06      35.00         55         13,200
                                    5-22-06      30.00          5          3,450
                                    5-22-06      35.00         25          9,500
                                    5-22-06      40.00         10          1,900
Stone Energy Corporation            1-23-06      40.00         25         13,750
                                    1-23-06      45.00         75         13,125
Symbol Technologies, Inc.           1-23-06      10.00         25          6,875

Notes to Financial Statements
December 31, 2005

                                  EXPIRATION   EXERCISE   NUMBER OF     MARKET
COMMON STOCK                         DATE        PRICE    CONTRACTS      VALUE
------------                      ----------   --------   ---------   ----------
Toreador Resources
Corporation                         3-20-06     $17.50         25     $   11,250
                                    3-20-06      20.00         75         22,500
Transocean,Inc.                     1-23-06      60.00         70         68,600
                                    1-23-06      65.00         35         17,150
                                    1-23-06      70.00          5          1,225
                                    2-20-06      60.00         15         15,600
                                    2-20-06      65.00         10          7,000
                                    2-20-06      70.00         25          9,750
United States Steel
Corporation                         4-24-06      45.00         75         48,000
                                    1-23-06      35.00         20         26,000
                                    1-23-06      40.00        110        90,750
                                    1-23-06      45.00         65         24,700
                                    4-24-06      40.00         25         24,250
                                    4-24-06      50.00         25          9,500
                                    4-24-06      55.00         10          2,250
Unova,Inc.                          3-20-06      22.50         65         44,200
                                    3-20-06      25.00        100         68,000
                                    1-23-06      30.00        180         66,600
                                    3-20-06      30.00          5          2,450
                                    3-20-06      35.00         60         14,400
Vishay Intertechnology,Inc.         1-23-06      12.50         25          3,125
                                                            -----     ----------
Total call options outstanding
(premiums received $2,559,077)                              6,197     $2,915,150
                                                            =====     ==========

TRANSACTIONS IN OPTIONS WRITTEN FOR SERIES Q FOR THE YEAR ENDED DECEMBER 31, 2005 WERE AS FOLLOWS:

SERIES Q CALL OPTIONS WRITTEN

                               NUMBER OF     PREMIUM
                               CONTRACTS      AMOUNT
                               ---------   -----------
Balance at December 31, 2004      1,625    $   471,034
Opened                           21,725      6,819,808
Bought Back                     (15,316)    (4,339,190)
Expired                          (1,455)      (281,459)
Exercised                          (382)      (111,116)
                                  -----    -----------
Balance at December 31, 2005      6,197    $ 2,559,077
                                  =====    ===========

SERIES Q PUT OPTIONS WRITTEN

                               NUMBER OF     PREMIUM
                               CONTRACTS      AMOUNT
                               ---------   -----------
Balance at December 31, 2004       --        $    --
Opened                             25          6,925
Bought Back                       (25)        (6,925)
                                  ---        -------
Balance at December 31, 2005       --        $    --
                                  ===        =======

     The following options written were outstanding for Series V as of December 31, 2005:

SERIES V CALL OPTIONS WRITTEN

                                 EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                        DATE        PRICE    CONTRACTS    VALUE
------------                     ----------   --------   ---------   -------
Cinergy Corporation                1-23-06     $45.00        565     $11,300
Inco, Ltd.                         1-23-06      45.00        400      28,000
MasTec, Inc.                       1-23-06      12.50        960       4,800
NDCHealth Corporation              2-21-06      20.00        107         535
Shaw Group, Inc.                   4-24-06      35.00        194      17,460
                                                           -----     -------
Total call options outstanding
(premiums received, $307,776)                              2,226     $62,095
                                                           =====     =======

SERIES V PUT OPTIONS WRITTEN

                                EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                       DATE        PRICE    CONTRACTS    VALUE
------------                    ----------   --------   ---------   -------
Affiliated Computer Services,
Inc.                              1-23-06     $50.00        350     $ 1,750
NovaStar Financial, Inc.          1-23-06      25.00        665      13,300
Redwood Tust, Inc.                1-23-06      40.00        450      18,000
Usec, Inc.                        1-23-06      10.00      1,329       6,645
                                                          -----     -------
Total put options outstanding
(premiums received, $448,752)                             2,794     $39,695
                                                          =====     =======

TRANSACTIONS IN OPTIONS WRITTEN FOR SERIES V FOR THE YEAR ENDED DECEMBER 31, 2005 WERE AS FOLLOWS:

SERIES V CALL OPTIONS WRITTEN

                               NUMBER OF     PREMIUM
                               CONTRACTS      AMOUNT
                               ---------   -----------
Balance at December 31, 2004     1,004     $   248,682
Opened                           9,902       1,749,141
Expired                         (6,712)     (1,111,456)
Exercised                       (1,968)       (578,591)
                                 -----     -----------
Balance at December 31, 2005     2,226     $   307,776
                                 =====     ===========

SERIES V PUT OPTIONS WRITTEN

                               NUMBER OF    PREMIUM
                               CONTRACTS     AMOUNT
                               ---------   ----------
Balance at December 31, 2004        --     $       --
Opened                          10,610      1,156,969
Expired                         (6,970)      (676,916)
Exercised                         (846)       (31,301)
                                 -----     ----------
Balance at December 31, 2005     2,794     $  448,752
                                 =====     ==========

     The following options written were outstanding for Series Y as of December 31, 2005:

SERIES Y PUT OPTIONS WRITTEN

                                EXPIRATION   EXERCISE   NUMBER OF   MARKET
COMMON STOCK                       DATE        PRICE    CONTRACTS    VALUE
------------                    ----------   --------   ---------   ------
First Marblehead Corporation      3-17-06     $25.00        90      $9,000
                                                           ---      ------
Total put options outstanding
(premiums received, $18,771)                                90      $9,000
                                                           ===      ======

TRANSACTIONS IN OPTIONS WRITTEN FOR SERIES Y FOR THE YEAR ENDED DECEMBER 31, 2005 WERE AS FOLLOWS:

SERIES Y PUT OPTIONS WRITTEN

                               NUMBER OF   PREMIUM
                               CONTRACTS    AMOUNT
                               ---------   -------
Balance at December 31, 2004       --      $    --
Opened                             90       18,771
                                  ---      -------
Balance at December 31, 2005       90      $18,771
                                  ===      =======

Notes to Financial Statements
December 31, 2005

7. FEDERAL TAX MATTERS

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to interest income accrued for defaulted and variable rate securities for tax purposes, differing book and tax amortization methods for premium and market discount, consent dividends, ordinary net operating losses and the expiration of capital loss carryovers. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise. The following adjustments were made to the Statement of Assets and Liabilities to reflect permanent differences:

            ACCUMULATED    UNDISTRIBUTED
           NET REALIZED   NET INVESTMENT
            GAIN/(LOSS)       INCOME       PAID-IN-CAPITAL
           ------------   --------------   ---------------
Series A   $ (8,824,507)   $(4,363,888)      $13,188,395
Series B             --     (4,627,033)        4,627,033
Series C             --       (598,153)          598,153
Series D        857,856     (2,400,585)        1,542,729
Series E      2,586,658     (7,164,327)        4,577,669
Series G             --       (212,012)          212,012
Series H             --       (480,803)          480,803
Series J       (369,690)     1,885,536        (1,515,846)
Series N       (595,475)    (1,590,838)        2,186,313
Series O     (6,714,739)    (2,782,104)        9,496,843
Series P         34,894     (4,905,288)        4,870,394
Series Q    (10,910,785)       706,322        10,204,463
Series S             --     (1,093,613)        1,093,613
Series V    (26,210,930)      (956,660)       27,167,590
Series W            (79)      (360,304)          360,383
Series X             --        726,687          (726,687)
Series Y             --         13,661           (13,661)
Series Z     (1,099,435)        45,586         1,053,849

Notes to Financial Statements
December 31, 2005

7.   FEDERAL TAX MATTERS (CONTINUED)

     At December 31, 2005, the following funds had capital loss carryovers and deferred post-October losses to offset future realized capital gains as follows:

                        CAPITAL LOSS
                          CARRYOVER                                  DEFERRED
                          UTILIZED     CAPITAL LOSS                POST-OCTOBER
           EXPIRATION      IN 2005      CARRYOVERS    EXPIRES IN      LOSSES
           ----------   ------------   ------------   ----------   ------------
Series B   $       --    $47,389,288   $135,230,337      2008        $     --
                   --             --      5,057,813      2009
                   --             --     87,172,720      2010
                   --             --     26,620,854      2011
           ----------    -----------   ------------
           $       --    $47,389,288   $254,081,724
           ==========    ===========   ============
Series D   $       --    $10,014,130   $         --      2010         599,971
                   --     13,788,921             --      2011
           ----------    -----------   ------------
           $       --    $23,803,051   $         --
           ==========    ===========   ============
Series E   $2,716,604    $   569,753   $         --      2005          81,563
                   --             --        389,008      2007
                   --             --      9,322,945      2008
                   --             --        719,015      2010
                   --             --        350,320      2012
           ----------    -----------   ------------
           $2,716,604    $   569,753   $ 10,781,288
           ==========    ===========   ============
Series G   $       --    $   475,571   $  4,019,004      2008              --
                   --             --      4,785,898      2009
                   --             --      4,762,728      2010
                   --             --      3,378,968      2011
           ----------    -----------   ------------
           $       --    $   475,571   $ 16,946,598
           ==========    ===========   ============
Series H   $       --    $   287,482   $         --      2008              --
                   --      1,838,302        207,817      2009
                   --             --      3,351,705      2010
                   --             --      5,084,189      2011
           ----------    -----------   ------------
           $       --    $ 2,125,784   $  8,643,711
           ==========    ===========   ============
Series J   $       --    $ 2,680,821   $         --      2010              --
           ==========    ===========   ============
Series O   $       --    $        --   $         --                       169
Series P   $       --    $   340,864   $         --      2009              --
                   --      1,081,601             --      2010
                   --         17,895        653,319      2011
           ----------    -----------   ------------
           $       --    $ 1,440,360   $    653,319
           ==========    ===========   ============
Series S   $       --    $ 1,235,368   $         --      2010              --
           ==========    ===========   ============
Series W   $       --    $ 2,726,862   $  1,062,007      2010              87
                                          1,398,760      2011
           ----------    -----------   ------------
           $       --    $ 2,726,862   $  2,460,767
           ==========    ===========   ============
Series X   $       --    $ 8,407,261   $ 14,990,826      2009              --
                   --             --      9,772,253      2010
           ----------    -----------   ------------
           $       --    $ 8,407,261   $ 24,763,079
           ==========    ===========   ============
Series Y   $       --    $    91,338   $         --      2007              --
                   --      1,274,396      2,759,633      2008
                   --             --      5,673,178      2009
                   --             --      5,905,423      2010
                   --             --      6,092,310      2011
                   --             --        338,147      2012
           ----------    -----------   ------------
           $       --    $ 1,365,734   $ 20,768,691
           ==========    ===========   ============

Notes to Financial Statements
December 31, 2005

7.   FEDERAL TAX MATTERS (CONTINUED)

The character of distributions paid during the years ended December 31, 2004 and 2005 were as follows:

Distributions from:

            ORDINARY      LONG-TERM
             INCOME     CAPITAL GAIN      TOTAL
           ----------   ------------   ----------
2004
Series A   $  557,400            --    $  557,400
Series B      250,785            --       250,785
Series C       39,471            --        39,471
Series E    1,418,099            --     1,418,099
Series H       34,570            --        54,570
Series N      456,463            --       456,463
Series O      344,457            --       344,457
Series P      557,357            --       557,357
Series Q           --       617,424       617,424
Series S       55,978            --        55,978
Series V    1,861,428     4,229,761     6,091,189
Series W       17,331            --        17,331
Series Z    1,014,665       173,067     1,187,732

Short term distributions are treated as ordinary distributions for federal income tax purposes.

In addition, the Fund declared ordinary and long-term capital gain consent dividends for the year ended December 31, 2004, as shown below. These amounts have been deemed paid and contributed to the Fund as additional paid in capital.

           ORDINARY CONSENT   LONG-TERM CAPITAL GAIN
               DIVIDENDS         CONSENT DIVIDENDS
           ----------------   ----------------------
Series A      $4,363,888            $ 8,824,507
Series B       4,627,033                     --
Series C         598,153                     --
Series D       1,542,729                     --
Series E       7,294,293                     --
Series G         212,012                     --
Series H         480,803                     --
Series N       1,724,188                462,134
Series O       4,239,748              5,257,095
Series P       4,870,394                     --
Series Q       1,609,496              8,934,887
Series S       1,093,613                     --
Series V       4,212,873             22,954,717
Series W         360,383                     --
Series Z         712,752                341,097

     It is the Fund's intent to utilize consent dividends for their 2005 taxable earnings.

As of December 31, 2005, the components of distributable earnings/(deficit) on a tax basis were as follows:

           UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED      UNREALIZED
              ORDINARY       LONG-TERM      CAPITAL AND     APPRECIATION       DISTRIBUTABLE
               INCOME           GAIN        OTHER LOSSES   (DEPRECIATION)   EARNINGS (DEFICIT)
           -------------   -------------   -------------   --------------   ------------------
Series A     $2,686,549     $19,401,500    $          --    $ 78,959,382      $ 101,047,431
Series B      3,971,506              --     (254,081,724)     44,626,684       (205,483,534)
Series C      2,001,810              --               --         (13,476)         1,988,334
Series D      1,919,630      24,242,913         (599,971)    136,529,083        162,091,655
Series E      6,927,450              --      (10,862,851)     (3,117,876)        (7,053,277)
Series G         40,003              --      (16,946,598)      4,064,069        (12,842,526)
Series H        436,418              --       (8,643,711)        349,107         (7,858,186)
Series J             --      34,360,975               --      94,273,202        128,634,177
Series N      2,206,882       5,259,988               --       7,745,717         15,212,587
Series O      4,493,249      12,422,467             (169)     23,392,552         40,308,099
Series P      4,706,495              --         (653,319)       (359,510)         3,693,666
Series Q             --      12,111,362               --      31,639,397         43,750,759
Series S        280,972       3,140,119               --       3,691,615          7,112,706
Series V      4,649,462      33,961,122               --     104,860,099        143,470,683
Series W        313,784              --       (2,460,854)      3,111,261            964,191
Series X             --              --      (24,763,079)     11,366,717        (13,396,362)
Series Y             --              --      (20,768,691)      7,354,465        (13,414,226)
Series Z      1,764,168          71,864               --        (137,755)         1,698,277

     The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, passive foreign investment companies and certain appreciated securities at January 1, 2001.

Notes to Financial Statements
December 31, 2005

     For federal income tax purposes, the following Series designate the amounts set forth below as capital gain dividends for the year ended December 31, 2005:

            LONG-TERM CAPITAL
           GAIN DISTRIBUTIONS*
           -------------------
Series A       $ 8,824,507
Series N           462,134
Series O         5,257,095
Series Q         8,934,887
Series V        22,954,717
Series Z           341,097

*    Paid via consent dividends

8. AFFILIATED TRANSACTIONS*

     Investments representing 5% or more of the outstanding voting securities of a portfolio company of a fund result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in Series J as of December 31, 2005 amounted to $3,683,367 which represents 0.89% of net assets. There were no affiliated companies held in any other Series. Transactions in Series J during the year ended December 31, 2005 in which the portfolio company is an "affiliated person" are as follows:

                                          THERMOENERGY   THERMOENERGY
                           HYDROGEN        CORPORATION   CORPORATION
                       CORPORATION, LLC       PIPE         WARRANTS
                       ----------------   ------------   ------------
DECEMBER 31, 2004
Balance
   Shares                         --               --             --
   Cost                   $       --       $       --     $       --

Gross Additions
   Shares                    432,924        1,380,000      1,380,000
   Cost                   $1,931,957       $1,302,103     $  353,897

Gross Reductions
   Shares                         --               --             --
   Cost                   $       --       $       --     $       --

DECEMBER 31, 2005
Balance
   Shares                    432,924        1,380,000      1,380,000
   Cost                   $1,931,957       $1,302,103     $  353,897

Realized Gain/(Loss)              --               --             --
Investment Income                 --               --             --

* As a result of Series J's beneficial ownership of the common stock of these portfolio companies, applicable regulations require that the Series state that it may be deemed an affiliate of the respective portfolio company. The Series disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Series or any other client of the Advisor.

9. SUBSEQUENT EVENTS

     At a meeting held on November 18, 2005, the Board of Directors of the SBL Fund approved a plan of reorganization for Series G - Large Cap Growth Series. Under the plan of reorganization, all the assets and liabilities of Series G would be merged into the Series Y - Select 25 Series on approximately May 1, 2006. The plan of reorganization is contingent upon the approval of shareholders of record in Series G as of approximately March 1, 2006.

     At a meeting held on February 10, 2006, the Board of Directors of the SBL Fund approved a plan of reorganization for Series W - Main Street Growth & Income(R) Series. Under the plan of reorganization, all the assets and liabilities of Series W would be merged into the Series H - Enhanced Index Series on approximately May 1, 2006. The plan of reorganization is contingent upon the approval of shareholders of record in Series H as of approximately March 1, 2006.

     At a meeting held on February 21, 2006, the Board of Directors of the SBL Fund approved a plan of reorganization for Series S - Social Awareness Series. Under the plan of reorganization, all the assets and liabilities of Series S would be merged into the Neuberger Berman AMT Socially Responsive Portfolio on approximately May 1, 2006. The plan of reorganization is contingent upon the approval of shareholders of record in Series S as of approximately March 1, 2006.

Report of Independent Registered Public Accounting Firm

TO THE CONTRACTHOLDERS AND BOARD OF DIRECTORS
SBL FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SBL Fund (comprised of Series A, B, C, D, E, G, H, J, N, O, P, Q, S, V, W, X, Y and Z portfolios) (the Fund), as of December 31, 2005, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fund at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Kansas City, Missouri
February 10, 2006
except for Note
9, as to which the date is
February 21, 2006

                      This page left blank intentionally.

Directors' Disclosure
(unaudited)

DIRECTOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     At an in-person meeting of the Fund's Boards of Directors held on November 17-18, 2005, called for the purpose of, among other things, voting on the renewal of the investment advisory and sub-advisory agreements applicable to the Fund, the Fund's Board of Directors, including the Independent Directors, unanimously approved the continuation for a one-year period of the investment advisory agreement between the Fund and Security Management Company, LLC ("SMC"), as well as each investment sub-advisory agreement applicable to the Fund. In reaching this conclusion, the Directors requested and obtained from SMC and each investment sub-adviser such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. The Fund's Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

     In considering the proposed continuation of the investment advisory and sub-advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SMC and the investment sub-advisers; (2) the investment performance of the Fund, SMC and the various investment sub-advisers; (3) the costs of the services to be provided and profits to be realized by SMC and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether advisory and sub-advisory fee levels reflect these economies of scale for the benefit of Fund investors. Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors' own business judgment, to be relevant. Following its review, the Fund's Board of Directors determined that the investment advisory agreement and each investment sub-advisory agreement applicable to the Fund (if any) will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory and investment sub-advisory agreements based upon the following considerations, among others:

     - THE NATURE, EXTENT AND QUALITY OF THE ADVISORY SERVICES TO BE PROVIDED. The Board of Directors concluded that SMC and the investment sub-advisers retained to provide portfolio management services with respect to the Fund are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past, SMC's management capabilities demonstrated with respect to the Fund and other mutual funds managed by SMC, the professional qualifications and experience of SMC's and the various sub-advisers' portfolio managers, and SMC's investment and management oversight processes. The Directors also determined that SMC and the sub-advisers proposed to provide investment and related services that were of the same quality and quantity as services provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs.

     - THE INVESTMENT PERFORMANCE OF THE FUND. With respect to the Fund, the Directors concluded on the basis of information supplied by Lipper that SMC and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods. On the basis of the Directors' assessment of the nature, extent and quality of advisory services to be provided or procured by SMC, the Directors concluded that SMC is capable of generating a level of long-term investment performance that is appropriate in light of the Fund's investment objectives, policies and strategies and competitive with many other investment companies.

     - THE COST OF ADVISORY SERVICES PROVIDED AND THE LEVEL OF PROFITABILITY. On the basis of each Board's review of the fees to be charged by SMC for investment advisory and other services, and the estimated profitability of SMC's relationship with the Fund, each Board concluded that the level of investment advisory fees and SMC's profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Fund and SMC and its affiliates. On the basis of comparative information supplied by Lipper the Directors determined that the advisory fees and estimated overall expense ratio of the Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size. With respect to the Series Z (Alpha Opportunity Series), the Directors noted that the Series had a strong performance record year to date, which helped to compensate for Series Z's higher than average expense ratio. Further, the Directors noted that the Series Z's investment advisory fee and expense ratio were above median due, at least in part, to its strong performance relative to its benchmark index, which increased the advisory fee payable under that Fund's "fulcrum" advisory fee arrangement.

     - WHETHER THE ADVISORY FEES REFLECT ECONOMIES OF SCALE. The Directors concluded that the Fund's investment advisory fees appropriately reflect the current economic environment for SMC and the competitive nature of the mutual fund market. The Directors further determined that the Fund has yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the investment advisory fees.

     - THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS. While the Fund's investment advisory fees do not reduce should Fund assets grow

Directors' Disclosure
(unaudited)

          meaningfully, the Directors determined that the investment advisory fees payable by the Fund other than Series Z (Alpha Opportunity Series) (whose investment advisory fee varies depending on that Fund's performance relative to its benchmark index) already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper and SMC's estimated profitability at current or foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically reexamine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to SMC and fees payable by SMC to the investment sub-advisers, in the future.

     - BENEFITS (SUCH AS SOFT DOLLARS) TO SMC FROM ITS RELATIONSHIP WITH THE FUND (AND ANY CORRESPONDING BENEFITS TO THE FUND). The Directors concluded that other benefits described by SMC and the investment sub-advisers from their relationships with the Fund, including "soft dollar" benefits in connection with Fund brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and their shareholders. In addition, the Directors determined that the administration, transfer agency and fund accounting fees paid by the Fund to SMC are reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided, the associated costs, and the necessity of the services for the Fund's operations.

     - OTHER CONSIDERATIONS: In approving the investment advisory and sub-advisory agreements, the Directors determined that SMC has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and their shareholders. In this regard, the Directors favorably considered the compliance track record of the Fund and SMC. The Directors also concluded that SMC has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including investment advisory fee waivers and expense limitation arrangements with respect to the Fund to the benefit of Fund shareholders.

Directors and Officers (unaudited)
The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001.

DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED***                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------                -------------------------------------------
Donald A. Chubb, Jr.**         Business broker, Griffith & Blair Realtors
(12-14-46)                     Director - Jayhawk Area Boy Scouts Council
1994
Harry W. Craig, Jr.**          Chairman, CEO, Secretary & Director, The Martin Tractor Company, Inc.;
(05-11-39)                     Director - Stormont Vail Corporation
2004                           Director - Concerned Citizens for Topeka
                               Director - Oscar S. Stauffer Executive in Residence
Jerry B. Farley**              President, Washburn University
(09-20-46)                     President, J&J Bonanza
2005
Penny A. Lumpkin**             Partner, Vivians' Gift Shop (Corporate Retail)
(08-20-39)                     Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development)
1993                           Vice President, PLB (Real Estate Equipment Leasing)
                               Vice President, Town Crier (Retail)
                               Prior to 1999:
                               Vice President & Treasurer, Palmer News, Inc.
                               Vice President, M/S News, Inc.
                               Secretary, Kansas City Periodicals
                               Prior to 2002:
                               Vice President, Bellaire Shopping Center (Managing and Leasing)
                               Partner, Goodwin Enterprises (Retail)
Maynard F. Oliverius**         President & Chief Executive Officer, Stormont-Vail HealthCare
(12-18-43)                     DIrector - VHA Mid-America
1998                           Director - Go Topeka
John D. Cleland*               Retired. Prior to January 1, 2003, Senior Vice President, Security Benefit Group, Inc.
(05-01-36)                     & Security Benefit Life Insurance Company
1991 (Director)
2000 (Chairman of the Board)
Michael G. Odlum*              President & Managing Member Representative, Security Management Company, LLC
(01-12-52)                     Senior Vice President and Chief Investment Officer, Security Corporation and
2004 (President)               Security Benefit Life Insurance Company
2004 (Director)                Director, Security Distributors, Inc.
                               Director, Vice President and Chief Investment Officer, First Security Benefit Life
                               Insurance and Annuity Company of New York

* These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

** These directors serve on the Fund's joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Fund.

*** Each director oversees 34 Security Fund portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

OFFICERS

NAME
(DATE OF BIRTH)
TITLE
YEAR ELECTED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------           -------------------------------------------
Steven M. Bowser          Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(02-11-60)                Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company
Vice President
2003
Christina Fletcher        Portfolio Manager, Security Management Company, LLC
(07-25-72)                Credit Analyst/Portfolio Manager, Horizon Cash Management
Vice President            Senior Money Market Trader, Scudder Investments
2005
Brenda M. Harwood         Assistant Vice President, Chief Compliance Officer & Treasurer, Security Management Company, LLC;
(11-03-63)                Assistant Vice President, Security Benefit Life Insurance Company
Treasurer                 Vice President & Director, Security Distributors, Inc.
1988
Richard J. King           Vice President & Head of Fixed Income Asset Management, Security Management Company, LLC;
(03-59)                   Partner, Head of Portfolio Management, INVESCO
Vice President
2005
Mark Lamb                 Vice President, Security Management Company, LLC,
(02-03-60)                Vice President, Security Benefit Life Insurance Company
Vice President
2003
Amy J. Lee                Secretary, Security Management Company, LLC & Security Distributors, Inc.;
(06-05-61)                Secretary, Security Distributors, Inc.
Secretary                 Vice President, Associate General Counsel & Assistant Secretary,
1987                      Security Benefit Life Insurance Company
Mark Mitchell             Vice President & Portfolio Manager, Security Management Company, LLC
(08-24-64)
Vice President
2003
Christopher Phalen        Vice President & Portfolio Manager, Security Management
(11-9-70)                 Company, LLC;
Vice President            Vice President, Security Benefit Life Insurance Company
2002
James P. Schier           Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(12-28-57)                Vice President, Security Benefit Life Insurance Company
Vice President
1998
Cindy L. Shields          Vice President & Head of Equity Asset Management, Security Management Company, LLC,
(06-05-67)                Vice President, Security Benefit Life Insurance Company
Vice President
1988
Christopher D. Swickard   Assistant Secretary, Security Management Company, LLC;
(10-09-65)                Second Vice President & Counsel,
Assistant Secretary       Security Benefit Life Insurance Company
1996
David G. Toussaint        Assistant Vice President & Portfolio Manager, Security Management
(10-10-66)                Company, LLC;
Vice President            Assistant Vice President, Security Benefit Lfe Insurance Company
2001

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information ("SAI") includes additional information about the Funds' Directors and is available upon request without charge by calling 1-800-888-2461.

THE SECURITY GROUP OF MUTUAL FUNDS

Security Equity Fund

     -    Alpha Opportunity Series

     -    Enhanced Index Series

     -    Equity Series

     -    Global Series

     -    Large Cap Growth Series

     -    Mid Cap Value Series

     -    Select 25(R) Series

     -    Small Cap Growth Series

     -    Social Awareness Series

Security Large Cap Value Fund

Security Mid Cap Growth Fund

Security Income Fund

     -    Diversified Income Series

     -    High Yield Series

     -    Income Opportunity Series

     -    Capital Preservation Series Security Cash Fund

                      SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS
Donald A. Chubb, Jr.
John D. Cleland
Harry W. Craig, Jr.
Jerry B. Farley
Penny A. Lumpkin
Michael G. Odlum
Maynard F. Oliverius

OFFICERS
John D. Cleland, Chairman of the Board
Michael G. Odlum, President
Steve M. Bowser, Vice President
Christina Fletcher, Vice President
Richard J. King, Vice President
Mark Lamb, Vice President
Mark Mitchell, Vice President
Christopher Phalen, Vice President
James P. Schier, Vice President
Cindy L. Shields, Vice President
David G. Toussaint, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

(SECURITY BENEFIT(SM) LOGO)
Security Distribution, Inc.

One Security Benefit Place - Topeka, Kansas 66636-0001 - securitybenefit.com

SDI 425 (R12-05)                                                     46-04254-00

ITEM 2.       CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant's code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is "independent" for purposes of this item.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $303,000 in 2004 and $327,000 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,000 in 2004 and $5,000 in 2005. These services consisted of a review of the Registrant's semi-annual financial statements.

       The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $18,000 in 2004 and $17,000 in 2005, which related to the review of the transfer agent function.(1)

       ----------
       (1)Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the information here represents only fees for pre-approved non-audit services rendered after May 6, 2003, to Service Affiliates.

(c) Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $47,000 in 2004 and $37,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) consultation regarding the identification of Passive Foreign Investment Companies.

       The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.(2)

       ----------
       (2)Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve Tax Services. Therefore, the information here represents only fees for pre-approved Tax Services rendered after May 6, 2003, to Service Affiliates.

(d) All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2004 and $0 in 2005.

       The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.(3)

       ----------
       (3)Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve these services. Therefore, the information here represents only fees for pre-approved services rendered after May 6, 2003, to Service Affiliates.

(e)    (1)  Audit Committee Pre-Approval Policies and Procedures. The
            Registrant's Audit Committee has established policies and procedures for pre-approval of the auditor's engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence as specified in applicable rules.

(e)    (2)  Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)    Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $70,000 in 2004 and $59,000 in 2005.

(h) Auditor Independence. The Registrant's Audit Committee was provided with information relating to the provision of non-audit services by E&Y to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining E&Y's independence.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.       SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.      CONTROLS AND PROCEDURES.

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.      EXHIBITS.

(a)    (1)    Code of Ethics pursuant to Item 2 above.

       (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SBL FUND

                                        By:      MICHAEL G. ODLUM
                                                 -------------------------------
                                                 Michael G. Odlum, President

                                        Date:    March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        By:      MICHAEL G. ODLUM
                                                 -------------------------------
                                                 Michael G. Odlum, President

                                        Date:    March 8, 2006


                                        By:      BRENDA M. HARWOOD
                                                 -------------------------------
                                                 Brenda M. Harwood, Treasurer

                                        Date:    March 8, 2006